MFS/Sun Life Series Trust [arrow right]

ANNUAL REPORT [bullet] December 31, 1996

Capital Appreciation Series
Conservative Growth Series
Emerging Growth Series
MFS/Foreign & Colonial Emerging
 Markets Equity Series
MFS/Foreign & Colonial International
 Growth Series
MFS/Foreign & Colonial International
 Growth and Income Series
Government Securities Series
High Yield Series
Managed Sectors Series
Money Market Series
Research Series
Total Return Series
Utilities Series
Value Series
World Asset Allocation Series
World Governments Series
World Growth Series
World Total Return Series
Zero Coupon Series 2000 Portfolio

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Dear Contract Owners:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it appears that U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that the European economies and, to a lesser degree, Japan are continuing to recover from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these economies benefit from higher-than-average growth and open market reforms, which should continue to provide more opportunities for development and trade.

U.S. Outlook

After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and subdued inflation experienced over the past few years now seems fairly well entrenched and appears to have enough momentum to continue on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and the attendant rise in personal bankruptcies, as well as the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

Global Outlook

Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help sustain valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European stock markets trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more critical in these markets, an increasing number of companies is benefiting from this economic expansion while trading at below-average global valuations.

Bond Markets

Conflicting signals over the strength of the economy have created near-term volatility in U.S. bond markets. Comments by Federal Reserve Chairman Alan Greenspan in late 1996 have created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in labor markets and rising energy prices mean that some pickup in inflation is still possible. However, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain fairly valued.

Stock Market

While U.S. equity returns of the past two years have been impressive, we would anticipate returns in 1997 to be closer to historical levels. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases coupled with an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive that the equity market will produce satisfactory long-term returns.

A discussion of the performance and current investment strategy for each of the series is presented here and on the following pages. The performance figures provided in the discussion do not reflect the deduction of any separate account charges. The results would have been lower had these charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the Board of Trustees,

/s/John D. McNeil
John D. McNeil
Chairman

January 15, 1997

Capital Appreciation Series

For the year ended December 31, 1996, the Series provided a total return of 21.48%, modestly below the 22.64% return of the Standard & Poor's 500 Composite Index (the S&P 500), an unmanaged index of common stock performance. The Series' performance benefited from a significant weighting in the technology sector and in particular Intel and Microsoft which have strong market positions, related to the personal computer business. Lodging stocks, such as HFS Inc., a franchiser of hotels and residential real estate brokerage companies, also contributed significantly to performance. Other significant contributors include Tyco International, a fire control and health care products manufacturer and Wisconsin Central, a railroad company.

Performance was negatively impacted by the underweighting in oil and oil services which benefited from rising oil prices, and financial services which performed well despite generally flat interest rates since these sectors outperformed the S&P 500 during the year.

The Series continues to seek companies possessing five key factors: earnings momentum, reasonable valuations, good management, a strong balance sheet and positive secular trends. Given that current price/earnings multiples appear reasonable, the Series will focus on earnings momentum to seek further stock price appreciation.

Our largest concentration remains in the technology area, which is seeing strong spending by corporations that are focused on improving their productivity. Other large weightings are in lodging and industrial goods such as agricultural equipment that will benefit from a continuing strong farm economy.

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Conservative Growth Series

For the year ended December 31, 1996, the Series provided a total return of 25.41%, outperforming the 22.64% return of the S&P 500. The past year proved to be a fairly benign investment environment, with growth continuing, but at a reasonably slow rate, which allowed interest rates to stay low, and therefore improved valuations. At the same time, many companies continued to report significant gains in earnings. The Series benefited from this favorable investment environment, as the low interest rates led to improved valuations, and corporate earnings continue to improve. The Series was also helped by being overweighted in sectors that outperformed the market, while being underweighted in those that lagged the market. For example, the Series was overweighted in financial services stocks and industrial goods and services, particularly aerospace and defense stocks, both of which outperformed the market, while being underweighted in sectors like utilities and leisure, both of which underperformed. Financial services stocks benefited from a number of favorable developments. First, some companies, such as First Bank Systems and Norwest, have been selling at significant discounts to the market -- discounts which we feel are not warranted given the underlying strength of these companies. Second, the ongoing and necessary consolidation of the banking industry benefits the acquiring companies which are able to reach broader markets and realize economies of scales, as well as the stocks of companies being taken over, as they have been bought at significant premiums.

Meanwhile, the defense and aerospace industry is also going through a massive consolidation as the defense industry shrinks. In most cases, the resulting acquisitions and mergers are enhancing, not diluting, earnings as these companies also enjoy increased economies of scale, as well as increased purchasing power and global strength. We think there will be more mergers in the future.

Looking ahead, we have some concerns about the ability of the S&P 500 to continue to grow earnings at the same pace as the last couple of years. While the economy slows, the ability of companies to make their earnings estimates will become more and more significant. As a result, stock selection will become even more important. In this environment, we believe that our emphasis on original research, combined with our bottom-up approach to stock selection, should continue to benefit the Series over the long term.

Emerging Growth Series

For the year ended December 31, 1996, the Series provided a total return of 17.15%. This compares to a 22.64% return for the S&P 500, and a 16.35% return for the Russell 2000 Total Return Index, an index comprised of 2,000 of the smallest U.S. domiciled company common stocks, which are traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. The Series' performance benefited from strong price appreciation in the stock prices of some of our holdings in the technology sector. BMC Software (systems software), Cadence Design Systems (electronic design automation software), and Oracle Systems (database software) were up 94%, 41%, and 48%, respectively. Taking a major position in the depressed semiconductor stocks during the month of August also contributed to the performance of the Series. We believe that the semiconductor industry has resolved the problem of excess inventory in the system and that orders and shipments are picking up. This has been confirmed by the industry's improving "book-to-bill" ratio. Looking ahead, the semiconductor companies should continue to benefit from robust growth in PCs, data processing, and telecommunications. Adobe Systems (electronic printing and publishing software) reported disappointing earnings early in the year and has been a disappointing stock. We maintain a positive position in Adobe, as we believe the stock price will rebound from its currently depressed level.

For the second year in a row, the performance of our leisure stocks was particularly enhanced by the large weighting in HFS. HFS, the nation's largest franchiser of hotels and residential real estate brokerage companies, saw its stock price increase 46% last year. Strong earnings gains and a few acquisitions such as Coldwell Banker, Avis, Resort Condominiums International, and PHH Group, have increased the possibility of future growth prospects for investors. We believe HFS has one of the most astute management teams, and the position remains the Series' largest.

The Series' positions in radio and television broadcasting stocks performed very well as a result of the 1996 Telecommunications Act, which relaxed ownership restrictions. Rapid industry consolidation is already occurring, with the strong companies getting stronger. Clear Channel Communications and LIN Television were up 64% and 42%, respectively.

Although the healthcare stocks had a mixed performance over the past year (especially the health maintenance organizations), two of the Series' major positions produced superior earnings growth and good stock performance. Cardinal Health (wholesale distributor of medical products) and Health Management Associates (hospital management company) appreciated 60% and 29%, respectively.

In 1996, the stock market and the Series' investments moved higher despite a rise in interest rates and a slowdown in overall corporate earnings. Although the large-capitalization stocks outperformed the small-capitalization stocks over the past six months and the year as a whole, we believe the small fast-growing companies will resume their outperformance in 1997 as the economy and corporate earnings continue to slow. As we have mentioned in previous reports, we are living through an unprecedented era of productivity gains for corporate America. We believe smaller companies are providing the technology and resources to drive this productivity to the bottom line, and that the stock market will continue to reward these companies.

Government Securities Series

For the year ended December 31, 1996, the Series experienced a total return of 1.65%. This compares to a 2.77% return for the Lehman Brothers Government Bond Index (the Lehman Index), an unmanaged index comprised of debt issued by the U.S. Treasury, U.S. government agencies, and corporate debt guaranteed by the U.S. government. The portfolio is currently positioned for stable to rising yields. The portfolio is 10% less sensitive to market price movements than the Lehman Index and is focused on securities which add incremental yield to the Series. Cash positions are less than 5%.

Nearly half of the portfolio is held in U.S. Treasury, U.S. agency debentures, and Small Business Association Loans. These issues currently yield between 6.0% and 7.4%. Issue maturities are distributed across the entire maturity spectrum but vary from the Lehman Index from an overweighting in shorter maturities and an underweighting in longer maturities. The agency issues add between 0.20% and 1.10% incremental yield above comparable U.S. Treasury issues. Government guarantees apply to individual securities and not to prices and yields in a managed portfolio.

The other 53% of the portfolio is held in U.S. agency mortgage pass-through certificates. Issues held in the portfolio are held for both their yield characteristics and extension risk protection. Both 30-year and 15-year issues are currently represented, with yields that average 1.00% greater than comparable Treasury issues. The issues have stable prepayment rates, which should make the certificates move in a predictable fashion with their Treasury counterparts.

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Should we become more constructive on the market, the portfolio will decrease its allocation to mortgage securities, and increase its allocation to five- and ten-year Treasury issues.

High Yield Series

For the 12 months ended December 31, 1996, the Series provided a total return of 12.12%, compared to a return of 11.4% for the Lehman Brothers High Yield Bond Index. The Series benefited as the credit quality of its typical high-yield investment improved throughout the year. In addition, a number of companies in the portfolio were acquired and their high-yield debt retired at premiums to secondary market prices. Performance was negatively impacted by the overweighting of defensive industries such as supermarkets and media earlier in the year.

The high-yield market was the best performing domestic fixed-income market in 1996. The economy was stronger than generally forecasted, and most high-yield issuers fared well. The improvement in credit quality more than compensated for the rise in interest rates. Favorable technical factors reinforced these positive credit fundamentals. The demand for high-yield bonds outpaced supply due to strong cash inflows into high-yield mutual funds and increased buying interest from traditional investment-grade accounts. These favorable credit and technical factors caused the spread between the yield on high-yield bonds and Treasury securities to narrow which led to higher bond prices. (Principal value and interest on Treasury securities are guaranteed by the U.S. government, if held to maturity). The high-yield market currently offers approximately 3.25 percentage points more yield than the Treasury bond market. We would not expect this spread to widen significantly given our outlook for continued modest economic growth and the prospects for further credit improvements. While this spread is near the lower end of its historic range, it represents a 50% premium to the yields currently available on Treasury securities, and we believe it is adequate compensation for the credit risk associated with the high-yield market.

Recently, we have selectively added to the metals sector by buying bonds of specialty steel manufacturers. Despite longer-term concerns regarding capacity additions, steel prices have been firm, reflecting continued strong demand. We have balanced this cyclical exposure with an overweighted position in such name-brand consumer products companies as Westpoint Stevens, Sealy, Samsonite, and Revlon Cosmetics. The Series continues to emphasize telecommunication credits in such high growth areas as wireless personal communication services. The Series is underweighted in the cable television sector due to increased competition from alternative media sources. We continue to seek companies which have improving credit quality and whose high-yield bonds offer attractive expected returns.

Managed Sectors Series

For the year ended December 31, 1996, the Series provided a total return of 17.58%, which compares to a 22.64% return for the S&P 500. Consistent with the Series' charter to be non-diversified, the Series was overweighted in a number of industries, particularly technology. Weakness in this sector hindered performance in the first several months of 1996. Also, weakness in the Series' gaming positions and continued softness in stocks of health maintenance organizations, recent additions to the Series, have also hurt results. This was offset to some degree by good performances in the Series' energy holdings as well as strong individual performance in names such as First Interstate, Freddie Mac, Intel, BMC Software, Promus Hotels, Tyco International, and ADT Ltd.

The Series has recently narrowed its sector focus to four areas. The technology weighting has been increased as dramatic price corrections in many of that industry's segments have presented what we believe is an opportunity to buy high-quality companies at relative valuations well below both the market and historic averages, despite our expectations of above average earnings growth. Energy weightings (primarily oil services companies) have been modestly increased as the prospect for consolidation-driven cost-savings and enhanced operating leverage in a favorable overall environment for energy continues to bode well for superior earnings growth in natural gas and oil. The Series' allocation to the leisure sector, primarily gaming and cellular, has remained approximately the same. The health care sector was added during the year and consists primarily of health maintenance organizations (HMOs). Stocks in this area suffered major corrections as earnings growth slowed, primarily due to weaker-than-expected pricing. We still believe the prospects for unit growth are very positive and pricing expectations have improved, and we expect earnings for the HMOs to reaccelerate in 1997 and beyond, well above current consensus. Finally, the "other" category, which consists of prospective future sectors and/or individual ideas where we believe the Series is better off owning than not, has been concentrated to reduce the number of holdings and increase weightings in stocks we believe represent attractive values. Names such as Tyco International, ADT Limited, Wisconsin Central, Loral Space & Communications, Office Depot, McDonnell-Douglas, Sears and Equitable of Iowa are a few examples.

Looking ahead, we still believe the economy will continue to grow, albeit at a moderate rate. In addition, this subdued level of growth should help inflation remain modest. We believe this environment will put a premium on the visibility and growth of earnings, and that the market is likely to keep trading in a narrow range marked by volatile sector rotations. In this environment, we believe the best course of action for the Series is to concentrate holdings in companies led by strong management teams and which have visible earnings growth and attractive relative valuations.

MFS/Foreign & Colonial Emerging Markets
Equity Series

The Series, which commenced operations on June 5, 1996 seeks capital appreciation through investing primarily in companies whose principal activities are located in emerging markets countries. The Series has the ability to invest up to 35% of its assets in lower-rated or unrated fixed-income securities. Emerging markets have generally made little progress over the past year as international investors have preferred to concentrate their attention on more developed markets, which have continued to perform well. The Series has benefited from being overweighted in India, Pakistan, Colombia, Peru, and China and being lower weighted in Hong Kong and the Philippines.

The Series remains very well-diversified at the country level, with major industry weightings in telecommunications, banking, electric utilities, food and beverage, and oil and gas. The largest country weightings are Brazil, Mexico, India, Malaysia, and Hong Kong. Within Asia, we have continued to build positions in China and Hong Kong, which we believe will be re-rated upwards as the handover approaches, in mid 1997. We also remain positive about India (which has been a disappointing performer over the last six months), due to improving liquidity and falling real interest rates. The small position we currently have in Pakistan has not as yet performed due to political instability in the country, but we are hopeful of an improvement in the situation in the next 12 months in what remains, in our view, the cheapest market in Asia.

Our largest position in Latin America remains with Brazil. Interest rates have been steadily easing and reforms are continuing while

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the stock market has continued to perform well. We also remain positive on the smaller Latin American markets of Colombia and Peru. In Colombia, political worries have continued to overshadow exceptional valuation levels. In Peru, the medium-term outlook remains positive despite short-term political concerns and weakness in the economy.

In other emerging markets, Poland and Russia remain attractive. The Polish economy is growing strongly, led by exporters. Even though it has been one of the best performing markets in the world in 1996, shares of single-digit price earnings multiples are still available. In Russia, despite the apparent political risks, economic liberalization is expected to continue and valuations remain compelling in comparison with Western companies. Exposure to Hungary has been eliminated while the South Africa weighting has been reduced significantly. In the former, valuations are no longer attractive following a near doubling of the market in 1996, while in the latter, a poor economic outlook and political instability are likely to continue for a period of time. Two markets where we have increased positions are Morocco and Egypt. In the former, a healthy economy, continued liberalization, and better stock market liquidity are likely to lead to a further re-rating upward of the market. In the latter, the privatization program has accelerated and dividend yields on many companies are now higher than inflation.

MFS/Foreign & Colonial International
Growth Series

The Series, which commenced operations on June 3, 1996, seeks capital appreciation through investing, under normal market conditions, at least 65% of its assets in equity securities companies whose principal activities are located outside the United States and which we believe offer growth potential well above the growth rate of the overall U.S. economy. Emerging markets made little progress during the period as international investors preferred to focus on the more developed markets. The Series is as yet uninvested in this area, although the intention remains to build up an exposure of approximately 20% in emerging markets, which we believe offer the potential for above-average long-term growth. With the exception of Japanese equities, all major international equity markets posted healthy positive returns over the period. Evidence of a moderation in economic growth in seven of the largest industrial countries (the G7), excluding the United Kingdom, has caused inflationary fears to subside with falling interest rates providing support for equity markets. After a good first quarter in 1996, smaller companies underperformed blue chips in most markets. We continue to believe that with careful stock selection this asset class provides excellent opportunities for growth.

Hopes for a robust economic recovery in Japan were severely dampened in the summer months leading to a setback in the equity market during the second half of the year. However, the current signs of an economic recovery, albeit modest, and a pick-up in consumer demand lend support to our positive stance on the outlook for Japanese equities. Japan is at an early stage in its business cycle with corporate earnings likely to rebound strongly next year.

Elsewhere, equity markets in the United Kingdom performed very strongly, with major market indices up over 10% in local currency terms, and sterling strength boosting this to a gain of 22%. The Series benefited from well-timed purchases of BAT Industries and British Telecom during the period. While continued strong economic recovery is expected to lead to further interest rate rises in the United Kingdom, we believe this is already largely discounted by the market and should not prevent equities making further progress. The prospect of a general election in the first half of 1997 is likely to lead to increased volatility in the market.

In Europe, currency weakness detracted somewhat from an otherwise reasonably strong performance, with the strongest country performances coming from non-core Europe such as the Scandinavian countries and Spain. Exposure to Sweden and Spain and the Netherlands in particular have had a positive impact on the portfolio. After recent strength linked to low interest rates and optimism on EMU (European Monetary Union) convergence, we believe the outlook for European markets is relatively dull supporting our underweighted stance on the region.

Hong Kong was a strong performer during the period, with the unmanaged Hang Seng Index up 22% in both local currency and U.S. dollar terms. The Series benefited from its exposure to the property stock Cheung Kong. We expect to maintain our exposure to the Far East generally, as growth prospects in the region remain high in relative terms.

In the small-cap portion of the portfolio, Japanese small companies, where the Series has a significant exposure, experienced a more severe downturn than the larger stocks due to their greater sensitivity to domestic economic conditions. However, Japanese small-caps now appear poised for a strong recovery as the domestic economy regains momentum. Strong performers among the small-caps generally were United Kingdom niche operators Serco and Independent Insurance as well as French stationery supplier Guilbert.

MFS/Foreign & Colonial International Growth and Income Series

For the year ended December 31, 1996, the Series experienced a total return of 4.84%. This compares to a 14.43% return for the Lipper International Funds Index, as measured by Lipper Analytical Services, an independent firm that reports mutual fund performance. The Series' return also compares to a 6.14% return for a blend (70% and 30%) of the Morgan Stanley Capital EAFE Index and the J.P. Morgan Global Bond Index. The EAFE Index is an unmanaged index of international stocks, while the Morgan Index is an unmanaged index of bonds issued from 13 countries with remaining maturities of at least one year. With the exception of Japanese equities, all major international bond and equity markets posted healthy positive returns over the period. Evidence of a moderation in economic growth in seven of the largest industrial countries (the G7), excluding the United Kingdom, has provided support for declining bond yields as inflationary fears have subsided. At present the Series looks to maintain an exposure of about 20% in international bonds.

In the United Kingdom, equity markets performed very strongly, and the Series benefited from its holding in British Gas during the period as regulatory concerns diminished. While continued strong economic recovery is expected to lead to further interest rate rises in the United Kingdom, we believe this is already largely discounted by the market and should not prevent equities making further progress.

In Europe, currency weakness detracted somewhat from an otherwise reasonably strong performance, with the strongest country performances coming from non-core Europe such as the Scandinavian countries and Spain. Holdings in large industrial companies such as Bayer and Mannesman have had a positive impact on the portfolio, as have exposure to Sweden and Spain. After recent strength linked to low interest rates and optimism on EMU (European Monetary Union) convergence, we believe the outlook for European markets is relatively dull supporting our underweighted stance on the region.

Hong Kong was a strong performer during the period, with the Hang Seng Index up 22% in both local currency and U.S. dollar terms. The Series benefited particularly from its exposure to

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property stocks such as Wharf, Cheung Kong and New World Developments. We expect to maintain our exposure to the Far East generally, as growth prospects in the region remain high in relative terms.

The fixed-income portion of the Series reflects our expectations of stronger growth in Europe and Japan in 1997, as well as a continuation of the current U.S. expansion, which implies some upward pressure on interest rates next year. On the other hand, low inflation and excess industrial capacity probably suggest that any rise in rates may be muted. Meanwhile, the bond market recovery of the second half of 1996 has reduced the cushion, or risk premium, in bond valuations from their mid-year levels.

In Japan, for example, the market no longer prices in any rise in official rates over the next couple of years. While we see little chance of a rate rise over the next several months, the optimistic scenario held by market participants leaves little room for error. Likewise, the U.S. bond market reflects a positive scenario of moderate growth, low inflation, and possible budget reform. Any further price gains would appear to require a significant slowdown in U.S. economic growth, which we deem unlikely given the strong income growth of households. Our strategy, therefore, emphasizes markets like Australia and Canada, where fundamental trends remain more favorable. Within Europe, we remain optimistic about currency union, which favors markets like Ireland. Less likely participants in monetary union, such as Spain and Italy, still offer opportunities for further gains, but a degree of caution seems appropriate.

Money Market Series

Interest rates on short-term (30 days and less) debt instruments remained relatively stable during the past 12 months. The Federal Reserve Board lowered short-term interest rates on January 31, 1996 by 25 basis points (0.25%) from 5.50% to 5.25%. The Fed Funds rate remained at 5.25% for the rest of 1996. Because of this, we maintained average maturities between 40 and 50 days.

We continue to limit the Series' investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentality's of the U.S. government, as well as the highest-quality corporate and bank issues, in an effort to provide the maximum security against credit risk. At the present time, approximately 62% of the portfolio is invested in U.S. government or government guaranteed issues and the balance is in corporate and bank issues. The Series is neither insured nor guaranteed by the U.S. Government.

Research Series

For the year ended December 31, 1996, the Series provided a total return of 23.77% compared to the S&P 500, which returned 22.64%. The Series remains overweighted compared to the S&P 500 in several sectors, including technology, industrial goods and services, consumer staples, and business services. Relatively neutral weightings to the S&P 500 include: financial services, health care, retailing, and leisure. The Series continues to be underweighted in energy, and utilities and communications.

Within the technology sector, there were several stocks which contributed to the Series' performance over the past six months. Some software names include: Microsoft, Compuware, BMC Software, and Cisco Systems. These companies have developed solid competitive positions within their industry which have translated into successful stock performances.

Several companies within the financial services sector also performed well over the latter half of 1996. Life insurance companies such as Conseco, Allstate, and ITT Hartford have implemented several cost savings initiatives which have contributed to earnings recently. In addition, several banks have benefited from the consolidation craze. Both Chase Manhattan and BankBoston have proven that a successful merger or acquisition, coupled with a strong management team, can contribute to earnings much sooner than anticipated.

While the Series was underweighted in both energy and utilities and communications, three companies have provided strong returns over the period. Both Newfield Exploration and PanEnergy Corporation have been excellent additions. MCI Communications' stock price appreciated following the announced planned acquisition by British Telecommunications PLC.

Total Return Series

For the year ended December 31, 1996, the Series provided a total return of 14.10%. As a balanced Series, a large portion of the Series' total assets are invested in both stocks and bonds. In addition, the Series' purchases preferred stocks and convertible bonds, which in many cases can provide similar returns to common stocks with less risk. Over the past year, the Series held about 55% of its assets in common stocks, preferred stocks, and convertible bonds. This allocation provides the bulk of the return for the Series as a whole, as the U.S. stock market continues its trend of 1995, posting spectacular gains. The S&P 500 gained 22.64% over the 12-month period covered by this report. The remainder of the Series was invested in a blend of corporate bonds and U.S. Treasury bonds, with an overall duration of five and six years. The fixed income sector also provided positive returns; however, the magnitude was far less than that of the Series' stock portion. For example, the Lehman Brothers Government Corporate Bond Index (the Lehman Index), which is fairly representative of the Series' bond allocation, gained 2.88% over the same 12-month period. (The Lehman Index is an unmanaged, market-value weighted index of U.S. Treasury and government agency securities, excluding mortgage-backed securities.)

The Series' stock investment strategy has focused on companies that, in our view, have earnings prospects or asset values equal to or higher than the overall market as measured by the S&P 500. Two sectors that we believe fit our investment criteria are the energy and financial service sectors. Bank stocks have done particularly well because earnings have risen steadily and an increase in merger activity has made nearly all banks more valuable. We also favor the health care sector, where strong earnings and industry consolidation has improved the outlook for the stocks of many of these companies. In addition, we currently favor the aerospace industry, which we believe will benefit from a cyclical increase in the number of aircraft being built over the next three years. During the period covered by this report, we avoided the technology sector, because in our view, many of these stocks have high growth prospects but also have high valuations, which means they often carry greater risk. The Series is also underweighted in consumer companies because of their inability to raise prices as the U.S. consumer continues to demand more value at lower prices.

Given where equity valuations are today, we feel comfortable with our current asset allocation. However, should the stock market experience a meaningful correction, we would be looking to increase our stock allocation.

Looking forward, we believe the U.S. economy will continue to experience modest growth over the next 12 months. However, over the near term, we believe the Federal Reserve Board will keep a close watch on wage inflation and general economic activity, and may raise interest rates should future economic numbers suggest inflationary growth.

Utilities Series

For the year ended December 31, 1996, the Series provided a total return of 20.37%. This compares to a 22.64% return for the S&P 500 and a 9.26% return for the average utility fund as measured by

Lipper Analytical Services, an independent firm that reports mutual fund performance. The Series' performance has benefited from its overweighting in natural gas stocks, which were terrific performers in 1996. Also, two of the Series' top 10 holdings, Portland General and MCI Communications, were bought out, by Enron and British Telecommunications, respectively. Electric utility stocks also comprise a large portion of the Series' equity position, and although electric utilities are facing a period of deregulation, the pace of change is slower than had been anticipated. This is favorable for electric utility stocks since certain companies are preparing themselves to thrive in the new environment. Meanwhile, natural gas companies are benefiting from stronger-than-expected earnings growth due to robust earnings from nonregulated businesses.

In general, the Series' assets are more interest-rate sensitive than the overall market, and while the weak bond market in the first half of the Series' fiscal year hurt utility stocks, the recent strengthening in the bond market has helped these stocks.

The Series was underweighted in telecommunications stocks for the entire year. The passage of the federal Telecommunications Act placed an overhanging of uncertainty over these stocks, as we expect it will be several years before we understand who are the winners and losers from this legislation. For the large-capitalization stocks in this sector, we expect earnings per share growth to decline.

About 20% of the Series is invested internationally. Typically, international markets can offer much higher growth and, at times, a more constructive regulatory environment than the United States. However, there are more risks associated with international investing. Powergen, a U.K. electric generating company, is one of the cheapest utilities in the world based on growth relative to its earnings and cash flow generation. Telefonica del Peru, meanwhile, enjoys an excellent combination of robust growth and rational regulation.

Another 10% of assets is invested in REITs (real estate investment trusts), which we believe often offer higher yields and stronger dividend growth than the typical utility. Our strategy is to hold a diversified group of REITs, including health care, self-storage, hotel, apartment, office, and industrial.

Value Series

The Value Series commenced operations on June 3, 1996, and, through December 31, 1996, provided a six-month total return of 10.10%, while the S&P 500 returned 12.06% over the same period. Over this period, the three best performing sectors of the S&P 500 were technology, financial services, and industrial goods and services, while the worst performing sectors were utilities and communications. The Series was slightly underweighted in technology versus the S&P 500, slightly underweighted in financial services, and slightly overweighted in industrial goods and services. Our overweighting in the utility and communication sector is primarily concentrated in the cellular industry with a large holding in Cellular Communications International, a member of the Italian licensee Omnitel.

Leisure, our largest sector, is a diverse mix of companies and industries. The Series' primary focus is on the gaming and lodging industry as well as the broadcasting industry. We believe the lodging industry will continue to exhibit favorable trends over the near term. Supply continues to be tight, especially for the high-end, full-service hotels and demand remains robust. Key metrics of performance and occupancy and rate should show positive development throughout 1997. While the gaming industry's expansion slowed in 1996, we continue to be enthusiastic about the long-term prospects. Harrah's Entertainment is currently one of the more attractively valued companies in this industry and results should turn more favorable in the second half of 1997. In the broadcasting industry our holdings range across television and radio which should both benefit from recent deregulation. We believe ongoing consolidation should aid revenue and costs as pricing flexibility increases and programming expenses diminish. Our favorite holdings in this industry are American Radio and Lin Television.

Industrial goods holdings are focused on the aerospace industry, which we expect to show a strong run-up in profits as the commercial aircraft cycle evolves over the next several years. BE Aerospace and B.F. Goodrich are expected to show strong earnings momentum over this period.

International holdings are currently 16% of equities and range across European and Asian markets. In addition to Cellular Communications International, other large holdings include Tranz Rail (New Zealand railway) and Korea Mobile Telecom (South Korea cellular franchise).

World Asset Allocation Series

For the year ended December 31, 1996, the Series provided a total return of 16.04%. This compares to 12-month returns for the following unmanaged indices: 22.64% for the S&P 500; 6.31% for the Morgan Stanley Capital International EAFE Index, an index of common stocks; 3.60% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including Treasury, agency, and corporate bond issues and mortgage-backed securities; and 5.34% for the J.P. Morgan Non-Dollar Index, an index of international bonds. We have steered the Series' assets on a course favoring international equities above all over securities. This reflects our fundamental view that corporate earnings outside the United States will accelerate while earnings from the U.S. are on a slower track. Valuations reflect our belief that better stock buys are available outside the Untied States and our risk model further suggests that long-term out-performance may be more likely from equity markets in Asia, Europe, and South America.

On the bond side, we favor international sovereign bonds over U.S. Treasury bonds, as we see the risks rising for higher inflation in the U.S. as the recovery continues and wage pressures build within a full-employment economy. However, in the United States we have favored high-yield (below investment grade) bonds, which are reaping the rewards of broad economic growth, and consequently better balance sheets and operating ratios.

Looking ahead, we will continue with our international strategy, re-allocating assets to either the U.S. stock or bond markets until a shift in relative values asserts itself, or until our internal views change. This allows us to hold 17% of the Series in reserve temporarily for re-deployment in an opportunistic manner. Below are the specific reports of our individual managers:

Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Recent additions to the portfolio include PepsiCo (soft drinks), MCI Communications (telecommunications), Host Marriott (hotels), and Rhone-Poulenc Rorer (pharmaceuticals). Currently, our top three sectors are leisure (with 16.0% of the portfolio), technology (14.4%), and financial services (13.4%). Our current outlook continues to be cautious. While the mid-year rise in interest rates has subsided, equity valuations are rich and leave no margin for error. We continue to take a conservative, low-risk approach to our stock selection.

Internationally, we emphasize stock selection as opposed to country or industry selection. Priority is placed on companies which we believe will generate above-average earnings growth and which are trading at attractive valuations, regardless of their home country.

Toward the end of the year, the Series' weighting in Asia/Pacific was reduced by roughly 5%, due to reductions in positions in Australia and New Zealand, where several holdings reached what we viewed as fair valuation targets, and the relative underperformance of Japanese holdings. There have been offsetting increases in Europe and the Americas, where more attractive companies were found. The largest individual country exposures are Japan, United Kingdom, and Sweden. The Series' international holdings continue to contain few cyclical stocks due to the relatively unattractive valuations. Instead, we are finding better values in companies that we believe will sustain steady above-average earnings growth. Companies that fit this description and have been recently added to the Series or had their positions increased include: Canadian National Railway; Adidas, a German footwear company; British Aerospace, a U.K. aerospace and defense company; and Henkel, a German specialty chemicals company.

In the U.S. government bond market, yields declined as the pace of economic growth slowed in the third quarter and inflationary pressure continued to recede. After growing at 4.7% in the second quarter, GDP growth in the third quarter receded to 2.0%. Inflation, as measured by either the Employment Cost Index or the GDP Deflator, eased during the period. As a result, yields on 10-year Treasury notes declined from 7% to 6% during the period as the U.S. market adjusted to the view that economic growth will continue at a moderate pace.

Global bond markets continued to rally, with the higher yielding markets leading the way again. In Europe the main story remains the anticipation of the European Monetary Union to be formed in 1999. While it remains to be seen whether the latest round of fiscal austerity will allow Spain and Italy to join the EMU at the outset, the market has cast an aggressive vote for the affirmative. On the other hand, the market seems to believe that the new "Euro" currency must be weak in order to make EMU viable. Hence, the dollar has appreciated sharply versus European currencies. An increased flow of capital out of Japan allowed the dollar to rise sharply against the Yen. In the dollar-block, Canada and Australia continued to outperform the U.S. market. The portfolio benefited from our emphasis on the high yielding markets. We have adopted a more cautious stance with regard to further spread-tightening within Europe since the market no longer offers generous compensation for the risk that the EMU process may founder. Australia and Canada remain attractive based upon improving fundamentals. In Japan, the fragile nature of the recovery should support the bond market in the near term, but it may also hamper plans to reduce fiscal stimulus. Over time, we expect improved growth and/or fiscal pressure to push yields higher.

World Governments Series

For the year ended December 31, 1996, the Series experienced a total return of 4.66%. This compares to a 3.62% return for the Salomon Brothers World Government Bond Index (the Salomon Index) measured in local currency terms for the same period. The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The first half of 1996 witnessed concerns about accelerating U.S. growth, and its potential boost to other major economies, which set off a rise in interest rates based on fears of higher inflation and potential rate hikes by the Federal Reserve Board. However, in the second half, these concerns proved unwarranted as the U.S. economy slowed, inflation fears receded and rates aggressively declined. During this second half, most of central banks with the exception of the U.S., lowered official interest rates.

By the end of the year, as measured by the Salomon Index, all markets registered positive returns but with significant differences. For example, the core markets -- the United States, Japan, and Germany -- were the worst performers, while the higher yielding markets of Australia, Canada, Japan, and Italy were among the better performers. The Series benefited by being overweighted in these higher yielding markets for most of the year.

In preparation for monetary union due to commence in January 1999, almost all European countries announced tight fiscal budgets, while at the same time cutting interest rates due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or overperformance, began in earnest during the third quarter with Spain, Italy and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to outperform as the European monetary union approaches.

Meanwhile, looking at the dollar bloc, both Canada and Australia continue to benefit from low inflation, slow growth, and tight fiscal budgets. The Series benefited by being overweighted in both these markets for most of the year. Looking ahead, while there still is no immediate threat of higher inflation in Canada, economic growth is finally picking up, and therefore we expect the Bank of Canada to be accommodative in 1997. While an underweighted position in U.S. bonds has been beneficial for the year, the Series' performance was hindered during the third quarter as the U.S. position's duration (a measure of interest rate sensitivity) was low in anticipation of a pickup in U.S. economic growth that never materialized.

In regards to the Japanese bond market, the Series was underweighted for most of the year because we felt other markets offered better value. However, the Japanese bond market was helped by continued depressed real estate and banking sectors as well as weak consumer spending. Our outlook calls for a continuation of slow, choppy growth with a modest increase in inflation.

For the year, the overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, has enabled the dollar to appreciate against the German mark. In addition, the dollar also benefited from yield convergence within Europe. The dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and the government's policy of engineering a weaker currency in order to stimulate its beleaguered economy. Looking forward, we anticipate modest but further central bank lowering of interest rates in many European countries as well as in Australia and New Zealand, an environment that we believe could continue to be positive for bonds. However, some caution is warranted as ultimately the effect of lower rates in these countries will result in a pickup in economic growth and, possibly, inflation. Furthermore, with the U.S. currency benefiting from positive interest rate differentials, renewed hope for a balanced budget, and movement toward an inclusive, single European currency, the prospects for a stable dollar remain favorable.

World Growth Series

For the year ended December 31, 1996, the Series provided a total return of 13.02%, as compared to returns of 22.64% for the S&P 500 and 14.00% for the MSCI World Index, an unmanaged index of international stocks. The Series performance over the past year reflected our decision to continue overweighting stocks in the U.S. and emerging markets.

The Series has pursued a strategy of investing in companies worldwide that are expected to grow much faster than the overall U.S. economy, in what we consider the most attractive markets with the best long-term growth potential. We have identified three of these markets: U.S. small-capitalization and emerging growth stocks, which represent 44% of the Series' assets; growth stocks in mature foreign markets such as Europe and Japan, representing 37%; and stock in emerging markets, representing 19%.

Overweighting the U.S., one of the best performing world markets over the past year, helped the Series' performance, as did our overweighting in two strong sectors, technology and leisure. The U.S. sector of the portfolio focuses on companies with dynamic earnings growth driven by leadership positions in rapidly growing markets. Thus our holdings include software companies such as Oracle, BMC Software, and Cisco in networking, where earnings growth is being driven by corporations' focus on increasing productivity. In the consumer area, lodging companies such as HFS and Promus Hotel significantly outperformed the market due to strong demand and favorable pricing. Performance was also helped by an underweighting in health maintenance organizations where pricing and utilization have continued to deteriorate.

The Series' performance was further helped by its overweighting in emerging markets, especially Latin American countries such as Brazil, Mexico, and Peru, whose economies appear to be coming out of recession faster than expected. Performance was also helped by overweighting Hong Kong and China where solid GDP growth prevailed in the face of slowing inflation and an underweighting in the rest of emerging Asia, where economic growth rates are slowing from the accelerated levels of the early 1990s. We also identified many companies in Eastern Europe where strong export growth drove earnings acceleration and contributed to performance.

On the negative side, performance was hurt by holdings in Japan, a lackluster market. There, economic recovery was disappointing despite low interest rates. The continued economic slowdown in Europe also hurt some of our more cyclical growth stock holdings. However, we believe buying opportunities have been created by this slower than anticipated recovery. Our favorite area now in developed foreign markets is Continental Europe where the focus is on restructuring, turnaround, and unit growth stories which we expect to do well in the anticipated slow economic recovery. Reflecting this strategy, major holdings include ASDA, a U.K. retailer; Walters Kluwer, a Dutch publisher; and Novartis, a Scandinavian pharmaceutical company.

Looking forward, we are closely following three important economic trends. First, our view is that U.S. growth in 1997 will slow relative to 1996, making the higher earnings rates of U.S. emerging growth companies even more valuable. Second, we expect Europe and Japan to continue their recoveries from recession, with an accompanying acceleration in earnings growth. Third, we anticipate robust earnings increases from companies in emerging markets, where market reforms will enhance trade and open up further opportunities for development. Recognizing these pervasive trends, we are constantly searching for the fastest growing companies at the most attractive valuations.

World Total Return Series

For the year ended December 31, 1996, the Series provided a total return of 14.33%. This compares to a 14.00% return for the MSCI World Index and a 14.69% return for the Lipper Global Flexible Fund Index as determined by Lipper Analytical Services, an independent firm that reports mutual fund performance. The strength of the U.S. equity market in 1996, relative to other markets, was somewhat surprising after its powerful surge in 1995. Thus the Series' approximately 15% reduction in U.S. equities was not as beneficial as expected. On the other hand, despite our intentions at the beginning of the year to build up Japanese and other Far East holdings, we drew back from this strategy, and the Series benefited, since most of these markets were significant underperformers. The Series' holdings in Japanese stocks are just one-half of the MSCI World Index. Large overweightings in some smaller markets such as Sweden and Netherlands were very successful. By industry category, financial services companies were the best performers, while growth stocks generally outperformed value-oriented stocks. Almost without regard to these categories, Japanese stocks were underperformers.

Despite the fact that the United States economy weakened significantly during the third quarter, most international fixed income markets continued to outperform the U.S. bond market, and the Series generally benefited by maintaining overweighted positions in the better performing European markets while being underweighted in the U.S. bond market.

More specifically, in preparation for monetary union commencing in January 1999, almost all European countries have announced tight fiscal budgets, while at the same time cutting interest rates due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or outperformance, began in earnest during the third quarter with such high-yield countries as Spain, Italy, and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to outperform as European Monetary Union approaches.

Meanwhile, within the dollar bloc, both Canada and Australia continue to benefit from low inflation, slow growth, and tight fiscal budgets. For most of the year, the Fund has benefited by being overweighted in both these markets. While an underweighted position in U.S. bonds has been beneficial for the year, the Fund's performance was hindered during the third quarter as the U.S. position's duration (a measure of interest rate sensitivity) was low in anticipation of a pickup in U.S. economic growth that never materialized.

For the year, the overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, has enabled the dollar to appreciate against the German mark. In addition, the dollar has also benefited from yield convergences with Europe. The U.S. dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and the government's policy of engineering a weaker currency in order to stimulate their beleaguered economy.

Looking forward, we would anticipate modest but further central bank reductions in interest rates in many European countries as well as in Canada, Australia, and New Zealand, an environment that we believe would be positive for bonds. However, some caution is warranted as ultimately the effect of lower rates in these countries could result in the pickup of economic growth and possibly inflation. Likewise, with the U.S. currency benefiting from positive interest rate differentials, renewed hopes for a balanced budget, and the movement toward an inclusive, single European currency, the prospects remain for a stable dollar.

Zero Coupon Series 2000 Portfolio

The total return for the portfolio was 1.91% for the 12 months ended December 31, 1996, as intermediate-term Treasury notes moved higher during the period, with yields on five-year Treasuries rising from 5.50% to 6.25%. The portfolio consists of discounted coupon or principal payments, which are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, these portfolios are more sensitive to interest rate changes than are comparable bond funds with similar maturities. While there will be fluctuations within the portfolio subject to interest rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the Series, they assure a specified return to contract owners who hold their units to the maturity of the Series.)

Performance Summary

The following information illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Past performance is no guarantee of future results. These results do not reflect the deduction of separate account charges. For returns which reflect the deduction of separate account charges, please refer to the annual report for the product being offered.

Capital Appreciation Series

For the 10-year period through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                          Capital                  Consumer
                        Appreciation    S&P 500     Price
                           Series      Composite  Index--U.S.
                           ------      ---------  -----------
                12/86      10000         10000      10000
                12/88      10983         12225      10899
                12/90      14573         15622      12102
                12/92      23336         21922      12831
                12/94      26544         24432      13541
                12/96      43358         41254      14373

--------------------------------------------------------------------------------

Average Annual Total Returns

                                1 Year     3 Years   5 Years    10 Years
 ----------------------------- ---------  ---------  --------- -----------
Capital Appreciation Series     +21.48%    +16.34%    +16.12%    +15.80%
S&P 500 Composite+              +22.64%    +19.58%    +15.15%    +15.23%
Consumer Price Index*+          + 3.56%    + 2.91%    + 2.88%    + 3.69%

*The Consumer Price Index is a popular measure of change in price. +Source: CDA/Wiesenberger.




Conservative Growth Series

For the 10-year period through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                           Conservative   Consumer
                             Growth        Price         S&P 500
                             Series      Index--U.S.    Composite
                             ------      -----------    ---------
                     12/86   10000         10018          9982
                     12/88   10524         10919         12233
                     12/90   13811         12124         15593
                     12/92   19963         12854         21881
                     12/94   21408         13565         24387
                     12/96   36893         14399         41179

--------------------------------------------------------------------------------

Average Annual Total Returns

                                                               11/14/86**
                               1 Year     3 Years   5 Years    -12/31/96
 ---------------------------- ---------  ---------  ---------  ------------
Conservative Growth Series     +25.41%    +19.45%    +14.33%     +13.94%
S&P 500 Composite+             +22.64%    +19.58%    +15.15%     +15.23%
Consumer Price Index*+         + 3.56%    + 2.91%    + 2.88%     + 3.69%

 *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
+Source: CDA/Wiesenberger.

Emerging Growth Series

For the period from May 1, 1995 through
December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                      Emerging     Consumer
                       Growth       Price      S&P 500   Russell
                       Series       Index     Composite   2000
                       ------       -----     ---------   ----
                5/95   10000        10000      10000      10000
               12/95   12680        10098      12155      12011
                6/96   14563        10312      13379      13255
               12/96   14854        10461      14932      13992

--------------------------------------------------------------------------------

Average Annual Total Returns

                                      5/01/95+
                           1 Year     -12/31/96
------------------------  ---------  ------------
Emerging Growth Series     +17.15%     +26.72%
Russell 2000 Index+        +16.35%     +22.26%
S&P 500+                   +22.64%     +27.11%
Consumer Price Index*+     + 3.56%     + 2.62%

*The Consumer Price Index is a popular measure of change in prices. +Source: CDA/Wiesenberger. Benchmark comparisons begin on May 1, 1995.

Government Securities Series

For the 10-year period through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                      Government      Consumer     Lehman Brothers
                       Securities      Price       Govt./Mortgage
                        Series       Index--U.S.     Bond Index
                        ------       -----------     ----------
           12/86         10000         10000            10000
           12/88         11074         10899            11065
           12/90         13609         12102            13875
           12/92         16835         12831            17165
           12/94         17894         13541            18241
           12/96         21401         14346            22281

--------------------------------------------------------------------------------

Average Annual Total Returns

                                           1 Year   3 Years    5 Years    10 Years
----------------------------------------  --------  ---------  --------------------
Government Securities Series               +1.65%    +5.36%     +6.31%      +7.91%
Lehman Brothers Govt/Mortgage Index+++     +3.68%    +5.91%     +6.82%      +8.34%
Consumer Price Index*+                     +3.56%    +2.91%     +2.88%      +3.69%

*The Consumer Price Index is a popular measure of change in prices. +Source: CDA/Wiesenberger.
+++Source: AIM

MFS/Foreign & Colonial
International Growth Series

For the period from June 1, 1996 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

            Lipper                   International
         International        MSCI      Growth
          Funds Index        (EAFE)     Series
          -----------        ------     ------
 6/96       10091            10059      10000
 9/96       10100            10054       9890
12/96       10624            10221       9830

--------------------------------------------------------------------------------

Aggregate Total Returns

                                           6/3/96+
                                          -12/31/96
---------------------------------------  ------------
MFS/F&C International Growth Series         -1.70%
Lipper International Funds Index*           +6.24%
Morgan Stanley Capital Index (EAFE)*        +2.21%

+Commencement of investment operations. Benchmark comparisons begin on
 June 1, 1996.
*Source: Lipper Analytical Services

MFS/Foreign & Colonial
International Growth and Income Series

For the period from October 1, 1995 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------
             Lipper
         International   70% Morgan Stanley Capital EAFE/    International
          Fund Index     30% JP Morgan Global Bond Index    Growth & Income
          ----------     -------------------------------    ---------------
10/95         9792                   10000                       10000
 3/96        10630                   10536                       10420
 6/96        11065                   10681                       10570
 9/96        11075                   10794                       10540
12/96        11650                   11011                       10620

--------------------------------------------------------------------------------

Average Annual Total Returns

                                                              10/2/95+
                                                   1 Year    -12/31/96
 -----------------------------------------------  ---------------------
MFS/F&C International Growth & Income Series       + 4.84%     + 4.93%
Lipper International Funds Index*                  +14.43%     +16.50%
70% Morgan Stanley Capital EAFE/
   30% JP Morgan Global Bond Index**               + 6.14%     + 7.88%

+Commencement of investment operations. Benchmark comparisons begin on October 1, 1995.
 *Source: Lipper Analytical Services
**Source: AIM

MFS/Foreign & Colonial
Emerging Markets Equity Series

For the period from June 1, 1996 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                           Lipper       Morgan      International
                          Emerging      Stanley       Emerging
                          Markets       Captial       Markets
                        Fund Index   International    Series
                        ----------   -------------    ------
               6/96        10019        10062         10000
               9/96         9792         9697          9870
              12/96         9869         9640         10000

--------------------------------------------------------------------------------

Aggregate Total Returns

                                                          6/5/96+
                                                         -12/31/96
 -----------------------------------------------------  ------------
MFS/F&C Emerging Markets Equity Series                      0.00%
Lipper Emerging Markets Funds Index*                       +6.24%
Morgan Stanley Capital International Index (MSCI) EMF*     +6.59%

+Commencement of investment operations. Benchmark comparisons begin on
 June 1, 1996.
*Source: CDA/Wiesenberger

High Yield Series

For the 10-year period through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                           High        Consumer     Lehman Brothers
                          Yield         Price          Corporate
                         Series       Index--U.S.      Bond Index
                         ------       -----------      ----------
            12/86         10000         10000            10000
            12/88         11611         10899            11202
            12/90          9851         12102            13681
            12/92         16705         12831            17622
            12/94         19232         13541            18987
            12/96         25215         14373            23974

--------------------------------------------------------------------------------

Average Annual Total Returns

                                             1 Year     3 Years   5 Years    10 Years
 ------------------------------------------ ---------  ---------  --------- -----------
High Yield Series                            +12.12%     +8.65%    +11.66%    + 9.69%
Lehman Brothers Corp. Bond Index+            + 3.26%     +6.65%    + 8.14%    + 9.14%
Lehman Brothers High Yield Bond Index**      +11.35%     +9.51%    +12.23%    +10.86%
Consumer Price Index*+                       + 3.56%     +2.91%    + 2.88%    + 3.69%

 *The Consumer Price Index is a popular measure of change in prices. **Source: Lipper Analytical Services.
+Source: CDA/Wiesenberger. Benchmark comparisons begin on December 1, 1988.

Managed Sectors Series

For the period from June 1, 1988 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                           Managed      Consumer
                           Sector        Price         S&P 500
                           Series      Index--U.S.    Composite
                           ------      -----------    ---------
              6/88         10000         10000         10000
             12/90         13627         11387         13789
             12/92         23530         12073         19350
             12/94         24014         12740         21565
             12/96         37354         13523         36414

--------------------------------------------------------------------------------

Average Annual Total Returns

                                                           5/27/88**
                           1 Year    3 Years    5 Years    -12/31/96
------------------------  ---------  ---------  --------- ------------

Managed Sectors Series     +17.58%    +15.11%    +11.07%     +16.56%
S&P 500 Composite+         +22.64%    +19.58%    +15.15%     +15.23%
Consumer Price Index*+     + 3.56%    + 2.91%    + 2.88%     + 3.69%

 *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
+Source: CDA/Wiesenberger. Benchmark comparisons begin on June 1, 1988.

Research Series

For the period from November 1, 1994 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------


                                       Consumer
                         Research       Price          S&P 500
                          Series      Index--U.S.     Composite
                          ------      -----------     ---------
             11/94         10000         10000         10000
             12/95         13819         10261         13429
             12/96         17103         10609         16496

--------------------------------------------------------------------------------

Average Annual Total Returns

                                     11/07/94**
                           1 Year     -12/31/96
------------------------  ---------  ------------
Research Series            +23.77%     +27.33%
S&P 500 Composite+         +22.64%     +25.98%
Consumer Price Index*+     + 3.56%     + 2.76%

 *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
+Source: CDA/Wiesenberger. Benchmark comparisons begin on November 1, 1994.

Total Return Series

For the period from June 1, 1988 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                    Total       Consumer                   Lehman Brothers
                    Return       Price         S&P 500     Govt./Corporate
                    Series     Index--U.S.    Composite      Bond Index
                    ------     -----------    ---------      ----------
       6/88         10000         10000         10000         10000
      12/90         12719         11387         13789         13009
      12/92         16792         12073         19350         16252
      12/94         18614         12740         21565         17412
      12/96         26913         13523         36414         21365

--------------------------------------------------------------------------------

Average Annual Total Returns

                                                                           5/11/88**
                                           1 Year    3 Years    5 Years    -12/31/96
----------------------------------------  ---------  ---------  --------- ------------
Total Return Series                        +14.10%    +12.23%    +11.72%     +12.17%
Lehman Brothers Govt/Corp Bond Index+      + 2.88%    + 5.79%    + 7.18%     + 8.38%
S&P 500 Composite+                         +22.64%    +19.58%    +15.15%     +15.23%
Consumer Price Index*+                     + 3.56%    + 2.91%    + 2.88%     + 3.69%

 *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
+Source: CDA/Wiesenberger. Benchmark comparisons begin on June 1, 1988.

Utilities Series

For the period from December 1, 1993 through December 31, 1995.

-------------------------------- LINE CHART -----------------------------------

                                       Consumer
                         Utilities      Price           S&P
                          Series      Index--U.S.    Utility Index
                          ------      -----------    -------------
             12/93         10000         10000          9127
              6/94          9409         10151          9125
             12/94          9590         10268          9158
              6/95         10778         10460         10517
             12/95         12694         10521         12924
              6/96         13401         10744         12930
             12/96         15280         10899         13328

--------------------------------------------------------------------------------
Average Annual Total Returns

                                                        11/16/93**
                                    1 Year    3 Years    -12/31/96
 --------------------------------  --------- --------- ------------
Utilities Series                    +20.37%   +14.83%     +14.27%
S&P Utility Index+++                + 3.12%   +10.24%     + 9.77%
Consumer Price Index*+              + 3.56%   + 2.91%     + 2.77%
S&P 500 Composite Index+            +22.64%   +19.58%     +19.47%
Lehman Brothers Corporate Bond
   Utility Total Return Index+++    + 3.04%   + 6.44%     + 6.43%

  *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
  +Source: CDA/Wiesenberger. Benchmark comparisons begin on December 1, 1993. +++Source: Lipper Analytical Services.

Value Series

For the period from June 1, 1996 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                               Consumer
                  Value         Price             S&P 500
                  Series      Index--U.S.    Composite Index
                  ------      -----------    ---------------
          5/96    10000         10000             10000
          6/96    10030         10010             10040
          9/96    10590         10084             10346
         12/96    11010         10135             11206

--------------------------------------------------------------------------------

Aggregate Total Returns

                             6/3/96**
                             -12/31/96
-------------------------- ------------
Value Series                  +10.10%
Consumer Price Index*+        + 1.35%
S&P 500 Composite Index+      +12.06%

 *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
+Source: CDA/Wiesenberger. Benchmark comparisons begin on June 1, 1996.

World Asset Allocation Series

For the period from November 1, 1994 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                       World
                       Asset        Consumer
                     Allocation      Price        S&P 500      MSCI
                       Series      Index--U.S.   Composite     EAFE
                    ----------     -----------   ---------     ----
          11/94        10000          10000       10000        10000
          12/94        10049          10000       10147        10065
           6/95        11086          10187       12196        10343
          12/95        12216          10247       13948        11228
           6/96        13445          10464       15352        11752
          12/96        14175          10615       17134        11942

--------------------------------------------------------------------------------

Average Annual Total Returns

                                                        11/07/94**
                                              1 Year     -12/31/96
 ------------------------------------------- ---------  ------------
World Asset Allocation Series                 +16.04%     +17.67%
S&P 500 Composite+                            +22.64%     +25.98%
J.P. Morgan Non-U.S. Global Bond Index+++     + 5.34%     +10.85%
Lehman Brothers Aggregate Bond Index+         + 3.60%     +10.17%
MSCI EAFE Index+                              + 6.31%     + 6.11%
Consumer Price Index*+                        + 3.56%     + 2.76%

  *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
  +Source: CDA/Wiesenberger. Benchmark comparisons begin on November 1, 1994. +++Source: AIM

World Governments Series

For the period from June 1, 1988 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

           World          Consumer       Salomon Brothers   J.P. Morgan
        Governments        Price           World Govt.      Global Govt.
          Series         Index--U.S.       Bond Index       Bond Index
        -----------      -----------     ----------------   ------------
 6/88      10000           10000             10000              9804
12/90      12971           11387             14073             12317
12/92      14976           12073             16641             14867
12/94      17005           12740             19970             16900
12/96      20588           13523             21168             21049

--------------------------------------------------------------------------------

Average Annual Total Returns

                                                                             5/16/88**
                                              1 Year    3 Years   5 Years    -12/31/96
 ------------------------------------------- --------  ---------  ---------  ------------
World Governments Series                      +4.66%     +4.97%    +6.69%      +8.74%
J.P. Morgan Global Govt Bond Index+++         +4.39%     +8.04%    +8.16%      +8.78%
Consumer Price Index*+                        +3.56%     +2.91%    +2.88%      +3.69%
Salomon Brothers World Govt. Bond Index+      +3.62%     +8.08%    +8.58%      +9.13%

  *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
  +Source: CDA/Wiesenberger. Benchmark comparisons begin on June 1, 1988. +++Source: AIM

World Growth Series

For the period from December 1, 1993 through December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

        World     Consumer    MSCI      Russell
        Growth     Price      World      2000      S&P 500
        Series   Index--U.S.  Index      Index    Composite
        ------   -----------  -----     -------   ---------
12/93   10000       10000     10000      10000      10000
 6/94   10542       10151     10898       9675       9778
12/94   10921       10268     11077      10153      10251
 6/95   11495       10460     12120      11617      12321
12/95   12675       10521     13438      13041      14091
 6/96   14216       10744     14423      14392      15510
12/96   14326       10899     15319      15192      17310

--------------------------------------------------------------------------------

Average Annual Total Returns

                                                11/16/93**
                           1 Year    3 Years    -12/31/96
------------------------  ---------  ---------  ------------
World Growth Series        +13.02%    +10.50%     +12.26%
MSCI World Index+          +13.87%    +13.45%     +14.83%
Russell 2000 Index+        +16.35%    +13.68%     +14.52%
S&P 500+                   +22.64%    +19.58%     +19.47%
Consumer Price Index*+     + 3.56%    + 2.91%     + 2.77%

 *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
 +Source: CDA/Wiesenberger. Benchmark comparisons begin on December 1, 1993.

Results of Shareholder Meeting

At the meeting of shareholders in the World Growth Series of MFS/Sun Life Series Trust which was held on April 29, 1996 the following action was taken:

Item 1: Proposal to approve two new Sub-Investment Advisory Agreements, one between Massachusetts Financial Services Company ("MFS") and Foreign & Colonial Management Limited ("FCM"), and the other between FCM and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), containing substantially the same terms and conditions as the current Sub-Investment Advisory Agreement between MFS and Batterymarch Financial Management, Inc. to become effective on or about May 1, 1996.

                                                        Number of Shares
                                                        ----------------
        For                                               11,942,286
        Against                                              210,915
        Abstain                                              604,984
        Total Shares Outstanding on March 25, 1996        12,758,190

World Total Return Series

For the period from December 1, 1994 to
December 31, 1996.

-------------------------------- LINE CHART -----------------------------------
                                                         60% MSCI World
                          Consumer       S&P 500         Index/40% J.P.
        World Total        Price        Composite      Morgan Global Govt.
       Return Series     Index--U.S.     Index            Bond Index
       -------------     -----------    ---------      -------------------
12/94     10000            10000          10000              9756
 6/95     10965            10187          12196             10914
12/95     11824            10247          13948             11765
 6/96     12459            10464          15352             12221
12/96     13519            10615          17134             12961

Average Annual Total Returns
--------------------------------------------------------------------------------
                                                          11/07/94**
                                                1 Year    -12/31/96
 --------------------------------------------  --------- ------------
World Total Return Series                       +14.33%     +15.10%
S&P 500 Composite+                              +22.64%     +25.98%
60% MSCI World Index/
 40% J.P. Morgan Global Govt Bond Index+++      +10.16%     +12.23%
Consumer Price Index*                           + 3.56%     + 2.76%

  *The Consumer Price Index is a popular measure of change in prices. **Commencement of investment operations.
  +Source: CDA/Wiesenberger. Benchmark comparisons begin on December 1, 1994. +++Source: AIM

Zero Coupon Series 2000

For the period from December 1, 1986 to
December 31, 1996.

-------------------------------- LINE CHART -----------------------------------

                                    Consumer        Merrill Lynch
                  Zero Coupon        Price        7-10 Yr. Treasury
                  Series 2000      Index--U.S.         Index
                  -----------      -----------    -----------------
          12/86      10000           10000             10000
          12/87       8771           10450              9940
          12/89      11909           11416             12386
          12/91      15205           12484             15760
          12/93      18923           13200             19146
          12/95      21099           13887             22222
          12/96      21503           14386             22524

--------------------------------------------------------------------------------

Average Annual Total Returns

                                               1 Year    3 Years   5 Years    10 Years
 --------------------------------------------  -------- ---------  --------- -----------
Zero Coupon Series - 2000 Portfolio            +1.91%    +13.72%    +41.53%     +8.25%
Merrill Lynch 7 - 10 Year Treasury Index*      +0.84%     +5.02%     +8.02%     +8.32%
Consumer Price Index*                          +3.56%    + 2.91%    + 2.88%     +3.65%

 *The Consumer Price Index is a popular measure of change in prices.
  Source: CDA/Wiesenberger. Benchmark comparisons begin on December 1, 1986.

Portfolio of Investments -- December 31, 1996

Capital Appreciation Series

Stocks -- 97.7%

Issuer                                     Shares         Value
U.S. Stocks -- 91.8%
Advertising -- 0.2%
TMP Worldwide, Inc.                         35,200   $     448,800
Universal Outdoor Holdings, Inc.*           67,100       1,576,850
                                                     ---------------
                                                     $   2,025,650
                                                     ---------------
Aerospace -- 3.5%
Lockheed Martin Corp.                      107,754   $   9,859,491
McDonnell-Douglas Corp.                    274,500      17,568,000
United Technologies Corp.                  154,400      10,190,400
                                                     ---------------
                                                     $  37,617,891
                                                     ---------------
Agricultural Products -- 2.3%
AGCO Corp.                                 284,700   $   8,149,537
Case Corp.                                 297,600      16,219,200
                                                     ---------------
                                                     $  24,368,737
                                                     ---------------
Airlines -- 0.9%
America West Airlines, "B"*                174,700   $   2,773,363
Southwest Airlines Co.                     308,700       6,829,987
                                                     ---------------
                                                     $   9,603,350
                                                     ---------------
Automotive -- 0.6%
APS Holding Corp., "A"*                    107,800   $   1,670,900
Goodrich (B.F.) Co.                        117,300       4,750,650
                                                     ---------------
                                                     $   6,421,550
                                                     ---------------
Banks and Credit Companies -- 0.7%
Fleet/Norstar Financial Group, Inc.        146,800   $   7,321,650
                                                     ---------------
Business Machines -- 0.7%
Sun Microsystems, Inc.*                    303,200   $   7,788,450
                                                     ---------------
Business Services -- 5.9%
AccuStaff, Inc.*                           126,000   $   2,661,750
ADT Ltd.*                                  642,500      14,697,188
ALCO Standard Corp.                        310,200      16,014,075
Ceridian Corp.*                            192,300       7,788,150
Corestaff, Inc.*                           107,625       2,549,367
DST Systems, Inc.*                         320,300      10,049,412
Loewen Group, Inc.                         148,900       5,825,712
Sabre Group Holding, Inc., "A"*             94,500       2,634,188
                                                     ---------------
                                                     $  62,219,842
                                                     ---------------
Chemicals -- 0.6%
Betzdearborn, Inc.                          28,100   $   1,643,850
Praxair, Inc.                              104,100       4,801,613
                                                     ---------------
                                                     $   6,445,463
                                                     ---------------
Computer Software -- Personal Computers -- 4.2%
Electronic Arts, Inc.*                     222,600   $   6,664,087
First Data Corp.                           191,400       6,986,100
Microsoft Corp.*                           377,600      31,199,200
                                                     ---------------
                                                     $  44,849,387
                                                     ---------------
Computer Software -- Systems -- 8.7%
Adobe Systems, Inc.                        377,500   $  14,109,062
BMC Software, Inc.*                         47,500       1,965,313
Cadence Design Systems, Inc.*              680,700      27,057,825
Computer Associates International, Inc.    227,300      11,308,175
Micro Systems, Inc.*                       199,200       6,125,400
Oracle Systems Corp.*                      565,300      23,601,275
Sybase, Inc.*                              224,700       3,749,681
Synopsys, Inc.*                             85,500       3,954,375
                                                     ---------------
                                                     $  91,871,106
                                                     ---------------
Consumer Goods and Services -- 7.7%
Colgate-Palmolive Co.                       98,500   $   9,086,625
Gillette Co.                                35,300       2,744,575
Philip Morris Cos., Inc.                   313,700      35,330,462

Issuer                                     Shares         Value
U.S. Stocks -- continued
Consumer Goods and Services -- continued
Tyco International Ltd.                    652,300   $  34,490,363
                                                     ---------------
                                                     $  81,652,025
                                                     ---------------
Defense Electronics -- 1.7%
Loral Space & Communications Corp.*        962,700   $  17,689,613
                                                     ---------------
Electrical Equipment -- 1.0%
General Electric Co.                       110,900   $  10,965,238
                                                     ---------------
Electronics -- 8.8%
Altera Corp.*                              225,600   $  16,398,300
Analog Devices, Inc.*                      363,300      12,306,787
Intel Corp.                                364,000      47,661,250
LSI Logic Corp.*                           296,600       7,934,050
Maxim Integrated Products, Inc.*            81,900       3,542,175
Xilinx, Inc.*                              160,700       5,915,769
                                                     ---------------
                                                     $  93,758,331
                                                     ---------------
Entertainment -- 4.3%
Clear Channel Communications, Inc.*        107,800   $   3,894,275
Cox Radio, Inc., "A"*                        9,000         157,500
Harrah's Entertainment, Inc.*              725,300      14,415,337
Infinity Broadcasting Corp., "A"*           84,750       2,849,719
Jacor Communications, Inc., "A"*           292,000       7,993,500
LIN Television Corp.*                      163,700       6,916,325
Mirage Resorts, Inc.*                      410,000       8,866,250
Univision Communications, Inc., "A"*         6,100         225,700
                                                     ---------------
                                                     $  45,318,606
                                                     ---------------
Financial Institutions -- 5.8%
Associates First Capital Corp., "A"         41,400   $   1,826,775
Federal Home Loan Mortgage
  Corp.                                    120,100      13,226,012
Financial Federal Corp.*                   175,400       2,937,950
Finova Group, Inc.                         153,000       9,830,250
Franklin ReSources, Inc.                    74,900       5,121,288
Green Tree Financial Corp.                 254,700       9,837,787
Schwab (Charles) Corp.                     588,300      18,825,600
                                                     ---------------
                                                     $  61,605,662
                                                     ---------------
Food and Beverage Products -- 0.8%
PepsiCo, Inc.                              272,800   $   7,979,400
                                                     ---------------
Insurance -- 0.7%
Amerin Corp.*                               69,500   $   1,789,625
Chubb Corp.                                 98,000       5,267,500
                                                     ---------------
                                                     $   7,057,125
                                                     ---------------
Machinery -- 1.4%
Deere & Co., Inc.                          216,800   $   8,807,500
IDEX Corp.                                 156,700       6,248,413
                                                     ---------------
                                                     $  15,055,913
                                                     ---------------
Medical and Health Products -- 1.6%
Johnson & Johnson                          303,600   $  15,104,100
Omnicare, Inc.                              70,000       2,248,750
                                                     ---------------
                                                     $  17,352,850
                                                     ---------------
Medical and Health Technology and Services -- 4.1%
HealthSource, Inc.*                        523,300   $   6,868,313
HealthSouth Corp.*                         271,700      10,494,412
Oxford Health Plans, Inc.*                 141,900       8,310,019
United Healthcare Corp.                    399,000      17,955,000
                                                     ---------------
                                                     $  43,627,744
                                                     ---------------
Metals and Minerals -- 0.5%
Minerals Technologies, Inc.                124,700   $   5,112,700
                                                     ---------------

Issuer                                     Shares         Value
U.S. Stocks -- continued
Oils -- 1.0%
Mobil Corp.                                88,200    $  10,782,450
Titan Exploration, Inc.*                   29,000          348,000
                                                     ---------------
                                                     $  11,130,450
                                                     ---------------
Photographic Products -- 1.5%
Eastman Kodak Co.                         192,700    $  15,464,175
                                                     ---------------
Railroads -- 3.0%
Burlington Northern Santa Fe Railway
  Co.                                      51,500    $    4,448,313
Wisconsin Central Transportation Corp.*   682,900        27,059,912
                                                     ---------------
                                                     $   31,508,225
                                                     ---------------
Restaurants and Lodging -- 6.3%
HFS, Inc.*                                722,700    $   43,181,325
Promus Hotel Corp.*                       642,850        19,044,431
Renaissance Hotel Group N.V.*             179,100         4,208,850
                                                     ---------------
                                                     $   66,434,606
                                                     ---------------
Stores -- 5.1%
Ann Taylor Stores Corp.*                  214,200    $    3,748,500
Corporate Express, Inc.*                   71,200         2,095,950
Duty Free International, Inc.              30,600           443,700
Federated Department Stores, Inc.*        323,200        11,029,200
General Nutrition Cos., Inc.*             499,800         8,434,125
Linens N Things, Inc.*                     39,900           783,038
Micro Warehouse, Inc.*                    291,000         3,419,250
Office Depot, Inc.*                       593,200        10,529,300
Officemax, Inc.*                          282,650         3,003,156
Sears, Roebuck & Co.                      135,100         6,231,487
Staples, Inc.*                            247,100         4,463,244
                                                     ---------------
                                                     $   54,180,950
                                                     ---------------
Supermarkets -- 1.4%
Safeway, Inc.*                            356,200    $   15,227,550
                                                     ---------------
Telecommunications -- 6.8%
Ascend Communications, Inc.*               77,100    $    4,789,838
Cisco Systems, Inc.*                      334,000        21,250,750
Glenayre Technologies, Inc.*              680,525        14,673,820
Lucent Technologies, Inc.                  58,300         2,696,375
MFS Communications Co., Inc.*              36,700         2,000,150
Tel-Save Holdings, Inc.*                   71,700         2,079,300
Telco Communications Group*                48,400           847,000
Teleport Communications Group, Inc.,
  "A"*                                    137,800         4,202,900
Tellabs, Inc.*                            131,800         4,958,975
WorldCom, Inc.*                           566,700        14,769,619
                                                     ---------------
                                                     $   72,268,727
                                                     ---------------
  Total U.S. Stocks                                  $  973,922,966
                                                     ---------------
Foreign Stocks -- 5.9%
Canada -- 0.8%
Loewen Group, Inc.
  (Business Services)##                   123,200    $    4,810,041
Canadian National Railway Co.
  (Railroads)                              89,100         3,385,800
                                                     ---------------
                                                     $    8,195,841
                                                     ---------------

Issuer                                     Shares         Value
Foreign Stocks -- continued
Germany -- 0.7%
Sap AG (Computer Software -- Systems)      53,955    $    7,540,023
                                                     ---------------
Hong Kong -- 0.3%
Peregrine Investment Holdings
  (Finance)                             2,047,000    $    3,506,950
                                                     ---------------
Italy -- 1.5%
Gucci Group Designs N.V.,
  (Apparel and Textiles)                   48,100    $    3,072,388
Telecom Italia S.p.A.,
  (Telecommunications)*                 6,197,200         8,837,107
Telecom Italia S.p.A., Saving Shares,
  (Telecommunications)                  1,445,300         3,650,733
                                                     ---------------
                                                     $   15,560,228
                                                     ---------------
Singapore -- 0.3%
Mandarin Oriental International, Ltd.
  (Restaurant & Lodgings)               2,447,530    $    3,451,017
                                                     ---------------
South Korea -- 0.7%
Korea Mobile Telecom, ADR
  (Telecommunications)                    583,083    $    7,507,194
                                                     ---------------
Sweden -- 1.6%
Astra AB, "B" (Pharmaceuticals)           311,900    $   15,057,241
Nobel Biocare AB
  (Medical and Health Products)           118,900         2,093,617
                                                     ---------------
                                                     $   17,150,858
                                                     ---------------
  Total Foreign Stocks                               $   62,912,111
                                                     ---------------
  Total Stocks
    (Identified Cost, $817,322,989)                  $1,036,835,077
                                                     ---------------
Warrants
Finance
Peregrine Investment Holdings
  (Identified Cost, $38,572)                 311     $       99,525
                                                     ---------------
Short-Term Obligations -- 2.0%
Federal National Mortgage Assn., due
  1/06/97                                   7,600    $    7,594,195
Ford Motor Credit Corp.,
  due 1/02/97                              13,710        13,707,429
                                                     ---------------
  Total Short-Term Obligations, at Amortized Cost    $   21,301,624
                                                     ---------------
  Total Investments
    (Identified Cost, $838,663,185)                  $1,058,236,226
Other Assets,
  Less Liabilities -- 0.3%                                3,395,205
                                                     ---------------
  Net Assets -- 100.0%                               $1,061,631,431
                                                     ===============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996

Conservative Growth Series

Stocks -- 91.6%

Stocks -- continued

Issuer                                  Shares        Value
U.S. Stocks -- 87.6%
Aerospace -- 7.6%
AlliedSignal, Inc.                      92,700    $  6,210,900
General Dynamics Corp.                  64,000       4,512,000
Lockheed Martin Corp.                  105,748       9,675,942
McDonnell-Douglas Corp.                147,600       9,446,400
Raytheon Co.                           118,500       5,702,812
United Technologies Corp.              119,400       7,880,400
                                                  ---------------
                                                  $ 43,428,454
                                                  ---------------
Agricultural Products -- 0.5%
Case Corp.                              48,500    $  2,643,250
                                                  ---------------
Apparel and Textiles -- 1.6%
Nike, Inc., "B"                         82,700    $  4,941,325
Reebok International Ltd.               31,000       1,302,000
VF Corp.                                42,500       2,868,750
                                                  ---------------
                                                  $  9,112,075
                                                  ---------------
Automotive -- 0.9%
Goodrich (B.F.) Co.                    122,600    $  4,965,300
                                                  ---------------
Banks and Credit Companies -- 8.8%
Bank of Boston Corp.                    40,200    $  2,582,850
Chase Manhattan Corp.                   22,068       1,969,569
Comerica, Inc.                          67,600       3,540,550
Corestates Financial Corp.               6,467         335,476
Crestar Financial Corp.                 48,300       3,592,312
First Bank Systems, Inc.               126,400       8,626,800
First Chicago NBD Corp.                 30,300       1,628,625
Firstar Corp.                           55,600       2,919,000
Household International, Inc.            3,200         295,200
National City Corp.                     76,100       3,414,987
Northern Trust Co.                     106,000       3,842,500
Norwest Corp.                          245,400      10,674,900
SunTrust Banks, Inc.                    89,300       4,398,025
U.S. Bancorp                            57,300       2,574,919
                                                  ---------------
                                                  $ 50,395,713
                                                  ---------------
Business Machines -- 0.5%
International Business Machines Corp.   18,000    $  2,718,000
Xerox Corp.                              5,300         278,913
                                                  ---------------
                                                  $  2,996,913
                                                  ---------------
Business Services -- 1.9%
Alco Standard Corp.                     90,100    $  4,651,413
Ceridian Corp.*                          6,100         247,050
Computer Sciences, Inc.*                51,000       4,188,375
DST Systems, Inc.*                      10,800         338,850
Sabre Group Holding, Inc.*              48,400       1,349,150
                                                  ---------------
                                                  $ 10,774,838
                                                  ---------------
Cellular Telephones
AirTouch Communications, Inc.*           9,500    $    239,875
                                                  ---------------

Chemicals -- 2.8%
Air Products & Chemicals, Inc.          79,600    $  5,502,350
Betzdearborn, Inc.                       3,600         210,600
du Pont (E. I.) de Nemours & Co.        51,000       4,813,125
Monsanto Corp.                          68,800       2,674,600
Praxair, Inc.                           60,600       2,795,175
                                                  ---------------
                                                  $ 15,995,850
                                                  ---------------
Computer Software -- Personal Computers -- 1.4%
First Data Corp.                        82,000    $  2,993,000
Microsoft Corp.*                        60,600       5,007,075
                                                  ---------------
                                                  $  8,000,075
                                                  ---------------

Issuer                                  Shares        Value
U.S. Stocks -- continued
Computer Software -- Systems -- 1.5%
Computer Associates International,
  Inc.                                 114,750    $  5,708,813
Electronic Data Systems Corp.            5,000         216,250
Oracle Systems Corp.*                   67,000       2,797,250
                                                  ---------------
                                                  $  8,722,313
                                                  ---------------
Consumer Goods and Services -- 8.4%
Colgate-Palmolive Co.                  106,900    $  9,861,525
Gillette Co.                           154,400      12,004,600
Philip Morris Cos., Inc.               137,500      15,485,937
Procter & Gamble Co.                    46,100       4,955,750
RJR Nabisco Holdings Corp.                  60           2,040
Service Corp. International              9,200         257,600
Sherwin-Williams Co.                    51,300       2,872,800
Tyco International Ltd.                 43,100       2,278,913
                                                  ---------------
                                                  $ 47,719,165
                                                  ---------------
Defense Electronics -- 0.3%
Loral Space & Communications Corp.*     83,000    $  1,525,125
                                                  ---------------
Electrical Equipment -- 3.3%
General Electric Co.                   121,300    $ 11,993,537
Honeywell, Inc.                        108,400       7,127,300
                                                  ---------------
                                                  $ 19,120,837
                                                  ---------------
Electronics -- 0.9%
Intel Corp.                             38,100    $  4,988,719
                                                  ---------------
Entertainment -- 0.3%
Comcast Corp., "A"                       9,500    $    169,219
Viacom, Inc., "B"*                      39,400       1,374,075
                                                  ---------------
                                                  $  1,543,294
                                                  ---------------
Financial Institutions -- 4.5%
American Express Co.                    35,900    $  2,028,350
Beneficial Corp.                       152,300       9,652,012
Federal Home Loan Mortgage Corp.        26,700       2,940,338
MBNA Corp.                              11,100         460,650
Merrill Lynch & Co., Inc.               17,500       1,426,250
State Street Boston Corp.              121,200       7,817,400
Union Planters Corp.                    35,000       1,365,000
                                                  ---------------
                                                   $ 25,690,000
                                                  ---------------
Food and Beverage Products -- 4.9%
Archer-Daniels-Midland Co.             109,121    $  2,400,662
Coca-Cola Co.                           36,300       1,910,287
CPC International, Inc.                 53,800       4,169,500
General Mills, Inc.                     92,200       5,843,175
PepsiCo, Inc.                          195,500       5,718,375
Ralston-Purina Co.                      42,600       3,125,775
Tyson Foods, Inc.                       70,800       2,424,900
Wrigley (Wm) Junior Co.                 47,700       2,683,125
                                                  ---------------
                                                  $ 28,275,799
                                                  ---------------
Forest and Paper Products -- 1.4%
Kimberly-Clark Corp.                    82,048    $  7,815,072
                                                  ---------------
Insurance -- 6.7%
AFLAC, Inc.                             90,100    $  3,851,775
Allstate Corp.                          74,700       4,323,263
Chubb Corp.                             18,500         994,375
CIGNA Corp.                             47,300       6,462,362
ITT Hartford Group, Inc.                55,300       3,732,750
MBIA, Inc.                               5,300         536,625
Progressive Corp.                      104,500       7,040,687

Issuer                                  Shares        Value
U.S. Stocks -- continued
Insurance -- continued
St. Paul Cos., Inc.                     53,400    $  3,130,575
Torchmark Corp.                         64,300       3,247,150
Transamerica Corp.                      42,300       3,341,700
Travelers Group, Inc.                   34,000       1,542,750
                                                  ---------------
                                                  $ 38,204,012
                                                  ---------------
Machinery -- 1.7%
Deere & Co., Inc.                       53,500    $  2,173,438
Ingersoll Rand Co.                      85,300       3,795,850
York International Corp.                63,100       3,525,712
                                                  ---------------
                                                  $  9,495,000
                                                  ---------------
Medical and Health Products -- 5.9%
American Home Products Corp.            40,600    $  2,380,175
Johnson & Johnson                      168,300       8,372,925
Lilly (Eli) & Co.                       40,836       2,981,028
Pfizer, Inc.                            43,600       3,613,350
Pharmacia & Upjohn, Inc.                43,000       1,703,875
Rhone-Poulenc Rorer, Inc.               92,000       7,187,500
Warner-Lambert Co.                      99,600       7,470,000
                                                  ---------------
                                                  $ 33,708,853
                                                  ---------------
Medical and Health Technology and Services -- 2.2%
Medtronic Inc.                          26,600    $  1,808,800
Pacificare Health Systems, Inc., "B"*   39,100       3,333,275
St. Jude Medical, Inc.*                124,500       5,306,812
United Healthcare Corp.                 43,300       1,948,500
                                                  ---------------
                                                  $ 12,397,387
                                                  ---------------
Metals and Minerals -- 0.5%
Phelps Dodge Corp.                      42,700    $  2,882,250
                                                  ---------------
Oil Services -- 0.3%
Schlumberger Ltd.                       16,500    $  1,647,938
                                                  ---------------
Oils -- 5.2%
Amoco Corp.                             21,400    $  1,722,700
Chevron Corp.                           48,300       3,139,500
Exxon Corp.                             72,100       7,065,800
Mobil Corp.                             79,200       9,682,200
Texaco, Inc.                            83,100       8,154,187
                                                  ---------------
                                                  $ 29,764,387
                                                  ---------------
Photographic Products -- 0.8%
Eastman Kodak Co.                       57,400    $  4,606,350
                                                  ---------------
Printing and Publishing -- 1.7%
Gannett Co., Inc.                       78,500    $  5,877,687
Tribune Co.                             51,700       4,077,838
                                                  ---------------
                                                  $  9,955,525
                                                  ---------------
Railroads -- 1.9%
Burlington Northern Santa Fe            35,200    $  3,040,400
Conrail, Inc.                           19,548       1,947,470
CSX Corp.                               87,800       3,709,550
Illinois Central Corp.                  65,200       2,086,400
                                                  ---------------
                                                  $ 10,783,820
                                                  ---------------
Special Products and Services -- 0.3%
McDonalds Corp.                         13,100    $    592,775
Stanley Works                           46,400       1,252,800
                                                  ---------------
                                                  $  1,845,575
                                                  ---------------
Stores -- 2.3%
Circuit City Stores, Inc.               37,100    $  1,117,637
CVS Corp.                               27,600       1,141,950
Home Depot, Inc.                        48,600       2,436,075
Lowes Co., Inc.                         71,000       2,520,500
Penney (J.C.), Inc.                     64,500       3,144,375

Issuer                                  Shares        Value
U.S. Stocks -- continued
Stores -- continued
Sears, Roebuck & Co.                    39,800    $  1,835,775
Talbots, Inc.                           33,700         964,663
                                                  ---------------
                                                  $ 13,160,975
                                                  ---------------
Supermarkets -- 0.8%
Kroger Co.*                              7,100    $    330,150
Safeway, Inc.*                          61,200       2,616,300
Vons Cos., Inc.*                        32,000       1,916,000
                                                  ---------------
                                                  $  4,862,450
                                                  ---------------
Telecommunications -- 0.4%
Cox Communications Inc.                     39    $        902
Lucent Technologies, Inc.               52,800       2,442,000
                                                  ---------------
                                                  $  2,442,902
                                                  ---------------
Utilities -- Electric -- 1.6%
Allegheny Power Systems, Inc.           35,900    $  1,090,463
Cinergy Corp.                           35,900       1,198,162
CMS Energy Corp.                         6,700         225,288
DPL, Inc.                               35,200         862,400
FPL Group, Inc.                         62,400       2,870,400
Illinova Corp.                           7,100         195,250
Pinnacle West Capital Corp.              8,200         260,350
Portland General Corp.                  52,600       2,209,200
                                                  ---------------
                                                  $  8,911,513
                                                  ---------------
Utilities -- Gas -- 0.8%
Consolidated Natural Gas Co.            31,500    $  1,740,375
Pacific Enterprises                     31,400         953,775
Panenergy Corp.                         44,600       2,007,000
                                                  ---------------
                                                  $  4,701,150
                                                  ---------------
Utilities -- Telephone -- 3.0%
Ameritech Corp.                          4,500    $    272,813
BellSouth Corp.                          8,300         335,112
GTE Corp.                              117,100       5,328,050
MCI Communications Corp.               243,600       7,962,675
Pacific Telesis Group                   35,000       1,286,250
SBC Communications, Inc.                33,600       1,738,800
                                                  ---------------
                                                  $ 16,923,700
                                                  ---------------
  Total U.S. Stocks                               $500,246,454
                                                  ---------------
Foreign Stocks -- 4.0%
Germany -- 0.1%
Hoechst AG (Chemicals)                  16,000    $    756,061
                                                  ---------------
Hong Kong -- 0.5%
Hong Kong Land Holdings Ltd. (Real
  Estate)                              341,000    $    947,980
Swire Pacific Air Ltd., "A"
  (Transportation)                     100,000         953,581
Wharf Holdings Ltd. (Real Estate)      239,000       1,192,837
                                                  ---------------
                                                  $  3,094,398
                                                  ---------------
Italy -- 0.1%
Telecom Italia S.p.A.
  (Telecommunications)                 125,000    $    315,742
                                                  ---------------
Japan -- 0.2%
Canon, Inc. (Consumer Goods and
  Services)                             58,000    $  1,283,319
                                                  ---------------
Netherlands -- 0.2%
Royal Dutch Petroleum Co., ADR (Oils)    7,400    $  1,263,550
                                                  ---------------
New Zealand -- 0.2%
Lion Nathan Ltd. (Food and Beverage
  Products)                            356,700    $    854,309
                                                  ---------------

Issuer                                                     Shares        Value
Foreign Stocks -- continued
Singapore -- 0.1%
Mandarin Oriental International, Ltd.
  (Restaurants and Lodging)                               374,000   $    527,340
                                                                    ------------
South Korea -- 0.2%
Korea Mobile Telecom
  (Telecommunications)                                     87,035   $  1,120,576
                                                                    ------------
Sweden -- 0.9%
Astra AB, Free Shares, "B"
  (Pharmaceuticals)                                        77,100   $  3,722,069
Sparbanken Sverige AB (Banks and
  Credit Companies)                                        74,500      1,279,017
                                                                    ------------
                                                                    $  5,001,086
                                                                    ------------
Switzerland -- 0.3%
Novartis AG (Pharmaceuticals)*                              1,387   $  1,588,660
                                                                    ------------
United Kingdom -- 1.2%
British Petroleum PLC, ADR (Oils)                          20,752   $  2,933,814
PowerGen PLC (Utilities-Electric)                         381,977      3,743,185
SmithKline Beecham PLC, ADR (Medical
  and Health Products)                                      4,000        272,000
                                                                    ------------
                                                                    $  6,948,999
                                                                    ------------
  Total Foreign Stocks                                              $ 22,754,040
                                                                    ------------
  Total Stocks (Identified Cost, $412,784,810)                      $523,000,494
                                                                    ------------
Preferred Stock -- 0.1%
Chemicals -- 0.1%
Henkel KGaA
  (Identified Cost, $765,482)                              15,000   $    753,656
                                                                    ------------
Convertible Preferred Stock -- 0.1%
Financial Institutions
Tosco Financing Trust ##                                    3,500   $    179,813
                                                                    ------------
Oils -- 0.1%
Atlantic Richfield Co.                                     20,300   $    436,450
                                                                    ------------
Total Convertible Preferred Stocks
  (Identified Cost, $686,836)                                       $    616,263
                                                                    ------------
                                                Principal Amount
                                                   (000 Omitted)
Convertible Bond -- 0.2%
Chemicals -- 0.2%
Sandoz Capital BVI Ltd., 2s, 2002
  ## (Identified Cost, $714,174)                     $        803   $    863,225
                                                                    ------------
Short-Term Obligations -- 7.9%
Federal Farm Credit Bank due 1/7/97                  $      2,280   $  2,278,008
Federal Home Loan Bank, due 1/2/97                         15,960     15,957,665
Federal Home Loan Mortgage Corp.,
  due 1/7/97-1/21/97                                       18,290     18,257,266
Federal National Mortgage Assn.,
  due 1/13/97                                               7,800      7,786,272
Tennessee Valley Authority, due
  1/21/97                                                   1,000        997,094
                                                                    ------------
  Total Short-Term Obligations, at Amortized Cost                   $ 45,276,305
                                                                    ------------
  Total Investments
    (Identified Cost, $460,227,607)                                 $570,509,943
Other Assets,
Less Liabilities -- 0.1%                                                 498,092
                                                                    ------------
  Net Assets -- 100.0%                                              $571,008,035
                                                                    ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996

Emerging Growth Series
Stocks -- 86.4%

Issuer                                                      Shares         Value
U.S. Stocks -- 80.8%
Apparel and Textiles -- 0.1%
Nine West Group, Inc.*                                       7,200   $   333,900
                                                                     -----------
Automotive -- 0.2%
APS Holding Corp., "A"*                                     23,000   $   356,500
                                                                     -----------
Business Machines -- 2.6%
Affiliated Computer Services, Inc., "A"*                   101,000   $ 3,004,750
Sun Microsystems, Inc.*                                    134,300     3,449,831
                                                                     -----------
                                                                     $ 6,454,581
                                                                     -----------
Business Services -- 11.2%
AccuStaff, Inc.*                                            36,100   $   762,612
ADT Ltd.*                                                   95,400     2,182,275
ALCO Standard Corp.                                         17,800       918,925
Computer Sciences Corp.*                                    36,200     2,972,925
CUC International, Inc.*                                   177,525     4,216,219
DST Systems, Inc.*                                          75,300     2,362,537
Employee Solutions, Inc.*                                   86,200     1,767,100
Equity Corp. International*                                  7,200       144,000
Forrester Research, Inc.*                                      900        23,175
International Network Services*                                600        18,113
Learning Tree International, Inc.*                         123,000     3,628,500
Loewen Group, Inc.                                           5,200       203,450
Sabre Group Holding, Inc., "A"*                             11,800       328,925
Superior Consultant, Inc.*                                   2,700        66,825
Technology Solutions Co.*                                  195,400     8,109,100
Thermo Fibergen, Inc.*                                      19,800       207,900
Transaction System Architects, Inc.*                         5,000       166,250
                                                                     -----------
                                                                     $28,078,831
                                                                     -----------
Chemicals -- 0.3%
Betzdearborn, Inc.                                          12,900   $   754,650
                                                                     -----------
Computer Software -- Personal Computers -- 3.7%
Autodesk, Inc.                                                 985   $    27,580
First Data Corp.                                           108,000     3,942,000
Microsoft Corp.*                                            63,700     5,263,212
Spectrum Holobyte, Inc.*                                    11,100        83,250
                                                                     -----------
                                                                     $ 9,316,042
                                                                     -----------
Computer Software -- Systems -- 20.5%
Adobe Systems, Inc.                                          6,300   $   235,463
BMC Software, Inc.*                                        284,000    11,750,500
Cadence Design Systems, Inc.*                              216,700     8,613,825
Computer Associates International, Inc.                    183,050     9,106,737
Compuware Corp.*                                            66,500     3,333,312
Information Management Resources, Inc.*                      1,400        29,575
Ingram Micro, Inc.*                                          4,700       108,100
Oracle Systems Corp.*                                      287,700    12,011,475
Parametric Technology Corp.*                                47,900     2,460,863
Sterling Software, Inc.*                                     7,800       246,675
Sybase, Inc.*                                               50,900       849,394
Synopsys, Inc.*                                             23,600     1,091,500
USCS International, Inc.*                                   18,400       310,500
Viasoft, Inc.*                                              17,200       812,700
Xionics Document Technologies*                              43,200       540,000
                                                                     -----------
                                                                     $51,500,619
                                                                     -----------
Construction Services -- 0.8%
Shaw Group, Inc.                                            90,000   $ 2,103,750
                                                                     -----------
Consumer Goods and Services -- 2.6%
Actel Corp.*                                                22,600   $   536,750
Carson, Inc.*                                              120,300     1,669,163
Nu Skin Asia Pacific, Inc.*                                  1,400        43,225

Issuer                                                    Shares           Value
U.S. Stocks -- continued
Consumer Goods and Services -- continued
Service Corp. International                                8,800     $   246,400
Tyco International Ltd.                                   74,100       3,918,037
                                                                     -----------
                                                                     $ 6,413,575
                                                                     -----------
Electronics -- 6.6%
Altera Corp.*                                             55,300     $ 4,019,619
Analog Devices, Inc.*                                     56,400       1,910,550
Atmel Corp.*                                              31,700       1,050,063
Intel Corp.                                               15,400       2,016,437
Lattice Semiconductor Corp.*                              32,600       1,499,600
Linear Technology Corp.                                   38,700       1,697,962
LSI Logic Corp.*                                          40,000       1,070,000
Novellus Systems, Inc.*                                    1,100          59,606
Teradyne, Inc.*                                           40,000         975,000
Ultratech Stepper, Inc.*                                  16,900         401,375
VLSI Technology, Inc.*                                    54,100       1,291,638
Xilinx, Inc.*                                             18,300         673,669
                                                                     -----------
                                                                     $16,665,519
                                                                     -----------
Entertainment -- 2.6%
Cox Radio, Inc., "A"*                                     59,800     $ 1,046,500
Harrah's Entertainment, Inc.*                             82,900       1,647,638
Heritage Media Corp.*                                     43,000         483,750
Hollywood Entertainment Corp.*                            24,100         445,850
International Speedway Corp.*                              1,400          28,700
Jacor Communications, Inc., "A"*                           7,000         191,625
LIN Television Corp.*                                     43,200       1,825,200
Sinclair Broadcast Group, Inc.*                            9,100         236,600
Univision Communications, Inc., "A"*                      15,300         566,100
                                                                     -----------
                                                                     $ 6,471,963
                                                                     -----------
Financial Institutions -- 0.6%
Associates First Capital Corp., "A"                        5,000     $   220,625
Dean Witter Discover & Co., Inc.                           9,600         636,000
Franklin Resources, Inc.                                   3,000         205,125
MBNA Corp.                                                12,500         518,750
                                                                     -----------
                                                                     $ 1,580,500
                                                                     -----------
Food and Beverage Products -- 0.3%
Earthgrains Co.                                           13,300     $   694,925
                                                                     -----------
Machinery -- 0.1%
SI Handling Systems, Inc.                                 15,000     $   225,938
                                                                     -----------
Medical and Health Products -- 0.1%
Ventritex, Inc.*                                          11,400     $   280,725
                                                                     -----------
Medical and Health Technology
  and Services -- 6.9%
Columbia Healthcare Corp.                                    600     $    24,450
Foundation Health Corp.*                                     600          19,050
HealthSource, Inc.*                                       41,100         539,438
HealthSouth Corp.*                                       116,100       4,484,362
Pacificare Health Systems, Inc., "B"*                     35,500       3,026,375
St. Jude Medical, Inc.*                                   22,700         967,587
United Healthcare Corp.                                  184,800       8,316,000
                                                                     -----------
                                                                     $17,377,262
                                                                     -----------
Oils -- 0.3%
Barrett Resources Corp.*                                  14,200     $   605,275
National Oilwell, Inc.*                                    1,400          43,050
Offshore Energy Development Corp.*                           200           3,050
Titan Exploration, Inc.*                                   6,800          81,600
                                                                     -----------
                                                                     $   732,975
                                                                     -----------
U.S. Stocks -- continued
Pollution Control -- 0.8%
Republic Industries, Inc.*                             700          $     21,831
USA Waste Services, Inc.*                           63,020             2,008,763
                                                                    ------------
                                                                    $  2,030,594
                                                                    ------------
Railroads -- 0.5%
Kansas City Southern Industries, Inc.                 5,100         $    229,500
Wisconsin Central Transportation Corp.*              22,200              879,675
                                                                    ------------
                                                                    $  1,109,175
                                                                    ------------
Restaurants and Lodging -- 6.0%
Applebee's International, Inc.                      71,100          $  1,955,250
HFS, Inc.*                                         204,200            12,200,950
Promus Hotel Corp.*                                 12,250               362,906
Renaissance Hotel Group N.V.*                       26,000               611,000
U.S. Franchise Systems, Inc.*                        1,400                14,175
                                                                    ------------
                                                                    $ 15,144,281
                                                                    ------------
Stores -- 3.4%
BT Office Products International, Inc.*            10,700           $     94,963
Corporate Express, Inc.*                           77,900              2,293,181
General Nutrition Cos., Inc.*                      67,300              1,135,688
Linens 'N Things, Inc.*                             9,000                176,625
Mazel Stores, Inc.*                                 1,000                 22,500
Micro Warehouse, Inc.*                              4,600                 54,050
Office Depot, Inc.*                                55,400                983,350
Staples, Inc.*                                    204,200              3,688,362
                                                                    ------------
                                                                    $  8,448,719
                                                                    ------------
Telecommunications -- 10.6%
3Com Corp.*                                        48,700           $  3,573,362
Bay Networks, Inc.*                                   800                 16,700
Cabletron Systems, Inc.*                          110,900              3,687,425
Cisco Systems, Inc.*                              148,200              9,429,225
Glenayre Technologies, Inc.*                       85,600              1,845,750
Lucent Technologies, Inc.                          40,300              1,863,875
Tel-Save Holdings, Inc.*                            1,050                 30,450
WorldCom, Inc.*                                   233,100              6,075,169
                                                                    ------------
                                                                    $ 26,521,956
                                                                    ------------
  Total U.S. Stocks                                                 $202,596,980
                                                                    ------------
Foreign Stocks -- 5.6%
Canada -- 1.5%
BioChem Pharma, Inc. (Biotechnology)*              58,900           $  2,959,725
Loewen Group, Inc. (Special Products and
  Services)##                                      20,200                788,659
                                                                    ------------
                                                                    $  3,748,384
                                                                    ------------
Germany -- 1.5%
Sap AG (Computer Software -- Systems)              23,200           $  3,242,119
Sap AG, ADR (Computer Software --
  Systems)##                                       14,700                678,038
                                                                    ------------
                                                                    $  3,920,157
                                                                    ------------
Italy -- 0.7%
Fila Holdings S.p.A., ADR
  (Apparel and Textiles)                            27,400          $  1,592,625
Gucci Group Designs N.V., ADR (Apparel
  and Textiles)                                      3,600               229,950
                                                                    ------------
                                                                    $  1,822,575
                                                                    ------------

Issuer                                              Shares           Value
United Kingdom -- 1.9%
Danka Business Systems, ADR (Business
  Machines)                                          79,200   $  2,801,700
Pace Micro Technology PLC (Electronics)             500,900      1,973,726
                                                              ------------
                                                              $  4,775,426
                                                              ------------
  Total Foreign Stocks                                        $ 14,266,542
                                                              ------------
  Total Stocks
    (Identified Cost, $196,117,907)                           $216,863,522
                                                              ------------
Warrants -- 2.0%
Intel Corp.                                          53,400   $  4,926,150
Thermo Fibergen, Inc.                                19,800         49,500
                                                              ------------
  Total Warrants
    (Identified Cost, $3,387,894)                             $  4,975,650
                                                              ------------
Convertible Bond -- 0.1%
                                    Principal Amount
                                      (000 Omitted)
Ventritex, Inc., 5.75s, 2001
  (Medical and Health Products)
  (Identified Cost, $70,000)                        $    70   $    110,425
                                                              ------------
Short Term Obligations -- 11.3%
Federal Farm Credit Bank, due
  2/3/97                                            $   495   $    492,627
Federal Home Loan Mortgage Corp.,
  due 1/3/97-1/21/97                                 13,900     13,873,956
Federal National Mortgage Assn.,
  due 1/14/97-1/15/97                                 7,880      7,863,950
Ford Motor Credit Corp.,
  due 1/2/97                                          6,095      6,093,798
                                                              ------------
  Total Short Term Obligations,
    at Amortized Cost                                         $ 28,324,331
                                                              ------------
  Total Investments
    (Identified Cost, $227,900,132)                           $250,273,928
Other Assets,
  Less Liabilities -- 0.2%                                         552,297
                                                              ------------
  Net Assets -- 100.0%                                        $250,826,225
                                                              ============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996

Government Securities Series
U.S. Federal Agencies -- 32.1%
                                                  Principal Amount
Issuer                                             (000 Omitted)         Value
AID Israel, 8s, 2001                               $      5,000   $  5,331,200
AID Israel, 5.625s, 2003                                  2,000      1,907,400
AID Israel, 5.89s, 2005                                   3,000      2,847,600
American Heavy Lift Shipping, 7.18s,
  1999                                                    4,850      4,825,750
Farm Credit Systems Financial
  Assistance, 9.375s, 2003                                3,950      4,546,213
Federal Agricultural Mortgage Corp.,
  7.02s, 1998                                             1,000      1,012,030
Federal Agricultural Mortgage Corp.,
  7.25s, 1999                                             2,000      2,046,240
Federal Agricultural Mortgage Corp.,
  7.63s, 2001                                             6,000      6,280,320
Federal Agricultural Mortgage Corp.,
  6.417s, 2003                                            2,986      2,942,129
Federal Agricultural Mortgage Corp.,
  8.07s, 2006                                             1,000      1,092,340
Federal Home Loan Bank,
  4.25s, 1997                                             7,000      6,959,540
Federal Home Loan Mortgage Corp.,
  8.5s, 2022                                                 32         32,786
Federal Home Loan Mortgage Corp.,
  9s, 2001 - 2021                                         2,160      2,260,277
Federal National Mortgage
  Association, 7s, 2026                                   8,080      7,900,319
Federal National Mortgage
  Association, 7.268s, 2020                               1,301      1,303,090
Federal National Mortgage
  Association, 7.27s, 2005                                6,124      6,078,217
Federal National Mortgage
  Association, 8s, 2005 - 2023                            8,810      9,131,165
Federal National Mortgage
  Association, 8.25s, 2001                                3,945      3,958,507
Federal National Mortgage
  Association, 8.5s, 2001 - 2006                          1,266      1,317,041
Federal National Mortgage
  Association, 9s, 2006 - 2007                            2,938      3,064,255
Financing Corp., 9.4s, 2018                               4,845      6,086,531
Financing Corp., 9.8s, 2018                               5,600      7,275,632
North Pacific Fishing, 5.9s, 2006                         3,650      3,572,681
Private Export Funding Corp.,
  8.4s, 2001                                              3,000      3,234,480
Private Export Funding Corp.,
  6.24s, 2002                                             8,000      7,916,480
Resolution Funding Corp.,
  8.875s, 2020                                            6,000      7,303,140
U.S. Department of Housing & Urban
  Development, 6.83s, 2003                                8,025      8,148,505
U.S. Department of Housing & Urban
  Development, 6.92s, 2004                                4,525      4,605,092
                                                                  ------------
  Total U.S. Federal Agencies (Identified Cost,
    $122,425,781)                                                 $122,978,960
                                                                  ------------

U.S. Government Guaranteed -- 65.0%
Government National Mortgage Association -- 31.3%
GNMA, 6.5s, 2023 - 2026                            $     13,614   $ 12,984,216
GNMA, 7s, 2022 - 2026                                    27,081     26,488,705
GNMA, 7.5s, 2008 - 2026                                  48,485     48,589,592
GNMA, 8s, 2022 - 2026                                    24,489     24,979,158
GNMA, 9s, 2017 - 2023                                     6,706      6,936,998
GNMA, 12.25s, 2015                                           16         18,180
                                                                  ------------
                                                                  $119,996,849
                                                                  ------------

                                                  Principal Amount
Issuer                                           (000 Omitted)         Value
Small Business Administration -- 3.0%
SBA, 8.2s, 2005                                  $      1,636   $  1,722,462
SBA, 8.4s, 2007                                           636        670,685
SBA, 8.7s, 2009                                         3,765      4,038,953
SBA, 9.05s, 2009                                          618        666,806
SBA, 9.65s, 2007 - 2010                                 1,876      2,066,734
SBA, 10.05s, 2009                                         861        960,886
SBA, 10.1s, 2009                                        1,301      1,443,563
                                                                ------------
                                                                $ 11,570,089
                                                                ------------
U.S. Treasury Obligations -- 29.0%
U.S. Treasury Notes, 5.375s, 1998                $      3,700   $  3,680,908
U.S. Treasury Notes, 6.125s, 1998                       6,000      6,029,040
U.S. Treasury Notes, 9.25s, 1998                       19,250     20,251,577
U.S. Treasury Notes, 5.875s, 1999                       9,200      9,191,352
U.S. Treasury Notes, 6.75s, 1999 -
  2000                                                 24,750     25,193,647
U.S. Treasury Notes, 9.125s, 1999                      10,950     11,701,061
U.S. Treasury Bonds, 12s, 2013                          6,500      9,298,055
U.S. Treasury Bonds, 9s, 2018                           4,000      5,019,360
U.S. Treasury Bonds, 8.125s, 2019                       7,175      8,299,466
U.S. Treasury Bonds, 8.75s, 2020                       10,000     12,310,900
                                                                ------------
                                                                $110,975,366
                                                                ------------
Other -- 1.7%
Bay Transportation Corp., 7.3s, 2021             $      5,345   $  5,438,538
U.S. Department of Veterans Affairs,
  7.75s, 2014                                           1,000        995,620
                                                                ------------
                                                                $  6,434,158
                                                                ------------
  Total U.S. Government Guaranteed (Identified
    Cost, $247,827,741)                                         $248,976,462
                                                                ------------
Repurchase Agreement -- 1.7%
Investments in repurchase agreements
  with Goldman Sachs, in a joint
  trading account ($6,399,000 par)
  dated 12/31/96, total to be
  received by the Fund, $6,401,346,
  collateralized by various U.S.
  Treasury and Federal Agency
  Obligations (with $64,464,000 par
  and valued at $65,488,003), at
  cost                                           $  6,399,000   $  6,399,000
                                                                ------------
  Total Investments
    (Identified Cost, $376,652,522)                             $378,354,422
Other Assets,
  Less Liabilities -- 1.2%                                         4,752,488
                                                                ------------
  Net Assets -- 100.0%                                          $383,106,910
                                                                ============

          See portfolio footnotes and notes to financial statements



Portfolio of Investments -- December 31, 1996
High Yield Series
Non-Convertible Bonds -- 90.1%
                                                       Principal Amount
Issuer                                                   (000 Omitted)     Value
Aerospace -- 0.8%
BE Aerospace, Inc., 9.875s, 2006                           $  975     $1,023,750
CHC Helicopter Corp., 11.5s, 2002                             550        561,000
                                                                      ----------
                                                                      $1,584,750
                                                                      ----------
Airlines -- 2.0%
Airplane Pass-Thru Trust,
  10.875s, 2019                                            $  700     $  768,250
Continental Airlines, Inc.,
  11.75s, 1995**                                              700            70
K & F Industries, Inc.,
  10.375s, 2004                                             1,350      1,424,250
MOOG, Inc., 10s, 2006                                       1,700      1,785,000
                                                                      ----------
                                                                      $3,977,570
                                                                      ----------
Automotive -- 2.5%
Exide Corp., 10s, 2005                                     $1,200     $1,245,000
Harvard Industries, Inc., 12s, 2004                           275        237,875
Harvard Industries, Inc., 11.125s, 2005                       925        767,750
Hayes Wheels International, Inc.,
  11s, 2006                                                 1,850      2,018,813
Motors & Gears, Inc., 10.75s,
  2006##                                                      675        695,250
                                                                      ----------
                                                                      $4,964,688
                                                                      ----------
Building -- 4.4%
American Standard, Inc., 10.5s, 2005                       $2,275     $2,115,750
Building Materials Corp., 11.75s, 2004                      2,250      1,946,250
Building Materials Corp.,
  8.625s, 2006##                                              200        199,500
Lone Star Industries, Inc., 10s, 2003                         850        863,812
Nortek, Inc., 9.875s, 2004                                  1,700      1,717,000
UDC Homes, Inc., 12.5s, 2000                                    7          3,644
USG Corp., 9.25s, 2001                                      1,700      1,810,500
                                                                      ----------
                                                                      $8,656,456
                                                                      ----------
Cellular Telephones -- 0.9%
Millicom International Cellular
  Communications, 13.5s, 2006                              $1,800     $1,116,000
Rogers Cantel, Inc., 9.375s, 2008                             600        630,000
                                                                      ----------
                                                                      $1,746,000
                                                                      ----------
Chemicals -- 2.9%
Harris Chemical North America, Inc.,
  10.25s, 2001                                            $ 1,000     $1,038,750
Indspec Chemical Corp., 11.5s, 2003                           800        722,000
NL Industries, Inc., 11.75s, 2003                           1,855      1,966,300
UCC Investors Holdings, Inc.,
  10.5s, 2002                                               1,350      1,471,500
UCC Investors Holdings, Inc.,
  12s, 2005                                                   500        430,000
                                                                      ----------
                                                                      $5,628,550
                                                                      ----------
Consumer Goods and Services -- 9.9%
Consolidated Cigar Corp.,
  10.5s, 2003                                            $   250      $  261,250
E & S Holdings Corp., 10.375s,
  2006##                                                   1,775       1,841,562

                                          Principal Amount
Issuer                                     (000 Omitted)       Value
Consumer Goods and Services -- continued
FoodBrands America, Inc.,
  10.75s, 2006                                $1,600    $  1,680,000
Genmar Holdings, Inc., 13.5s, 2001               500         485,000
International Semi-Tech
  Microelectronics, Inc., 11.5s, 2003          1,050         677,250
Iron Mountain, Inc., 10.125s, 2006             1,300       1,378,000
Pierce Leahy Corp., 11.125s, 2006              1,450       1,584,125
Reeves Industries, Inc., 11s, 2002             1,580       1,508,900
Remington Arms, Inc., 9.5s, 2003##               850         716,125
Revlon, Inc., 10.5s, 2003                      1,780       1,869,000
Samsonite Corp., 11.125s, 2005                 2,050       2,244,750
Sealy Corp., 9.5s, 2003                        2,050       2,070,500
Westpoint Stevens, Inc.,
  9.375s, 2005                                 3,075       3,167,250
                                                        ------------
                                                        $ 19,483,712
                                                        ------------
Containers -- 4.6%
Atlantis Group, Inc., 11s, 2003               $  900    $    913,500
Calmar, Inc., 11.5s, 2005                      1,300       1,347,125
Ivex Packaging Corp., 12.5s, 2002              1,430       1,547,975
Owens-Illinois, Inc., 11s, 2003                  450         500,625
Owens-Illinois, Inc., 9.95s, 2004              1,800       1,908,000
Silgan Corp., 11.75s, 2002                     1,570       1,672,050
U.S. Can Corp., 10.125s, 2006##                1,000       1,051,250
                                                        ------------
                                                        $  8,940,525
                                                        ------------
Corporate Asset Backed -- 0.2%
Merrill Lynch Mortgage Investors,
  Inc., 8.1421s, 2022+                        $  500    $    420,313
                                                        ------------
Electronics -- 0.4%
Clark Schwebel, Inc., 10.5s, 2006             $ 800     $    848,000
                                                        ------------
Entertainment -- 0.9%
Albritton Communications Corp.,
  11.5s, 2004                                 $ 600     $    636,000
Cinemark USA, Inc., 9.625s, 2008               1,000       1,000,000
Marvel Holdings, Inc., 9.125s, 1998            1,425         213,750
                                                        ------------
                                                        $  1,849,750
                                                        ------------
Food and Beverage Products -- 2.8%
Coca Cola Bottling Group Southwest,
  Inc., 9s, 2003                              $  250    $    254,375
Delta Beverage Group, Inc.,
  9.75s, 2003##                                  550         563,750
Keebler Corp., 10.75s, 2006##                    700         764,750
PMI Acquisition Corp., 10.25s, 2003            1,250       1,275,000
Specialty Foods Corp., 10.25s, 2001            1,550       1,433,750
Texas Bottling Group, Inc., 9s, 2003           1,250       1,265,625
                                                        ------------
                                                        $  5,557,250
                                                        ------------
Forest and Paper Products -- 3.3%
Gaylord Container Corp., 12.75s, 2005         $3,025    $  3,342,625
Pacific Lumber Co., 10.5s, 2003                1,400       1,421,000
Specialty Paperboard, Inc., 9.375s,
  2006##                                         400         401,000
Stone Container Corp., 10.75s, 2002            1,195       1,259,231
                                                        ------------
                                                        $  6,423,856
                                                        ------------
Machinery -- 0.4%
AGCO Corp., 8.5s, 2006                        $  700    $    718,375
                                                        ------------
Medical and Health Products -- 0.3%
Quest Diagnostics, Inc.,
  10.75s, 2006                                $  500    $    525,000
                                                        ------------
Medical and Health Technology and Services -- 3.7%
Beverly Enterprises, Inc., 9s, 2006         $1,900      $  1,909,500
Genesis Health Ventures, Inc., 9.75s,
  2005                                       1,500         1,575,000
Quorum Health Group, 8.75s, 2005             1,500         1,537,500
Tenet Healthcare Corp.,
  10.125s, 2005                              1,750         1,938,125
Unilab Corp., 11s, 2006                        325           219,375
                                                        ------------
                                                        $  7,179,500
                                                        ------------
Oil Services -- 4.9%
AmeriGas Partners, LP,
  10.125s, 2007                             $1,600      $  1,686,000
Clark USA, Inc., 10.875s, 2005               1,300         1,345,500
Falcon Drilling, Inc., 8.875s, 2003            950           969,000
Ferrell Gas LP, 10s, 2001                    1,200         1,254,000
Giant Industries, Inc., 9.75s, 2003          1,950         2,018,250
Mesa Operating Co., 10.625s, 2006            2,200         2,387,000
                                                        ------------
                                                        $  9,659,750
                                                        ------------
Oils -- 0.6%
Gulf Canada, 9.25s, 2004                    $1,150      $  1,216,125
                                                        ------------
Printing and Publishing -- 0.7%
Day International Group, Inc.,
  11.125s, 2005                             $  90       $    949,500
Golden Books Publishing, Inc., 7.65s,
  2002                                        400            348,000
                                                        ------------
                                                        $  1,297,500
                                                        ------------
Restaurants and Lodging -- 6.1%
Aztar Corp., 11s, 2002                     $  800       $    774,000
Boomtown, Inc., 11.5s, 2003                   375            394,687
Coast Hotels & Casinos, Inc.,
  13s, 2002                                   600            662,250
Eldorado Resorts LLC, 10.5s,
  2006##                                    1,700          1,795,625
Four Seasons Hotels, Inc., 9.125s,
  2000##                                    1,100          1,130,250
Grand Casinos, Inc., 10.125s, 2003          1,800          1,809,000
Griffin Gaming & Entertainment, Inc.,
  0s, 2000                                    300            294,000
Harrah's Jazz Co., 14.25s, 2001               650            319,313
Harvey's Casinos Resorts,
  10.625s, 2006                               650            695,500

                                                Principal Amount
Issuer                                             (000 Omitted)       Value
Restaurants and Lodging -- continued
Red Roof Inns, Inc., 9.625s, 2003                     $1,400     $ 1,400,000
Sam Houston Race Park, Inc.,
  11s, 2001**                                            168          67,317
Santa Fe Hotel, Inc., 11s, 2000                          745         547,575
Station Casinos, Inc., 9.625s, 2003                    2,000       1,990,000
                                                                 -----------
                                                                 $11,879,517
                                                                 -----------
Special Products and Services -- 8.4%
AAF-Mcquay, Inc., 8.875s, 2003                        $1,400     $ 1,396,500
Buckeye Cellulose Corp., 8.5s, 2005                      850         850,000
Central Transport Rental Finance
  Corp., 9.5s, 2003                                      700         661,773
Fairfield Manufacturing Corp.,
  11.375s, 2001                                          450         470,250
Haynes International, Inc., 11.625s,
  2004                                                 1,700       1,793,500
Howmet Corp., 10s, 2003                                1,000       1,100,000
IMO Industries, Inc., 11.75s, 2006                     1,825       1,697,250
Interlake Corp., 12s, 2001                               600         642,000
Interlake Corp., 12.125s, 2002                         1,950       2,018,250
Interlake Revolver, "B", 8.375s,
  1997##                                                 194         191,591
International Knife & Saw, Inc.,
  11.375s, 2006##                                      1,000       1,032,500
Mettler Toledo Inc., 9.75s, 2006                         300         315,000
Polymer Group, Inc., 12.25s, 2002                      1,084       1,184,270
Synthetic Industries, Inc., 12.75s,
  2002                                                 1,850       2,039,625
Thermadyne Industries Holdings Corp.,
  10.25s, 2002                                           350         358,750
Thermadyne Industries Holdings Corp.,
  10.75s, 2003                                           800         824,000
                                                                 -----------
                                                                 $16,575,259
                                                                 -----------
Steel -- 4.7%
AK Steel Corp., 9.125s, 2006##                        $  475     $   488,062
Algoma Steel, Inc., 12.375s, 2005                      1,200       1,296,000
Armco, Inc., 11.375s, 1999                               700         724,500
Carbide/Graphite Group, Inc., 11.5s,
  2003                                                   250         271,250
Commonwealth Aluminum Corp., 10.75s,
  2006                                                 1,175       1,210,250
Gulf States Steel, Inc., 13.5s, 2003                     225         213,750
Jorgensen (Earle M.) Co., 10.75s,
  2000                                                 1,025       1,045,500
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002                                         1,400       1,435,000
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2003                                           450         483,750
WCI Steel, Inc., 10s, 2004##                           2,000       2,040,000
                                                                 -----------
                                                                 $ 9,208,062
                                                                 -----------
Stores -- 3.2%
Finlay Enterprises, Inc., 12s, 2005                   $1,200     $ 1,026,000
Finlay Fine Jewelry, 10.625s, 2003                     1,400       1,407,000
Jitney Jungle Stores America Inc.,
  12s, 2006                                            1,950       2,062,125
Lear Corp., 9.5s, 2006                                   800         864,000
Parisian, Inc., 9.875s, 2003                           1,000       1,010,000
                                                                 -----------
                                                                 $ 6,369,125
                                                                 -----------
Supermarkets -- 4.1%
Carr-Gottstein Foods Co., 12s, 2005                  $  400      $   427,000
Dominick's Finer Foods Co., 10.875s,
  2005                                                1,300        1,439,750
Fleming Cos., Inc., 10.625s, 2001                       300          304,500
Grand Union Co., 12s, 2004                            1,400        1,477,000
Pathmark Stores, Inc., 9.625s, 2003                   1,400        1,340,500
Ralph's Grocery Co., 10.45s, 2004                     1,350        1,436,063
Smiths Food & Drug Centers, 11.25s,
  2007                                                1,200        1,326,000
Star Market, Inc., 13s, 2004                            200          225,000
                                                                 -----------
                                                                 $ 7,975,813
                                                                 -----------
Telecommunications -- 17.2%
American Radio Systems Corp., 9s,
  2006                                               $1,950      $ 1,911,000
Bell Cablemedia PLC, 11.875s, 2005                    1,250        1,003,125
Brooks Fiber Properties, Inc.,
  10.875s, 2006                                         550          352,000
Brooks Fiber Properties, Inc.,
  11.875s, 2006##                                     1,250          796,875
Cablevision Systems Corp.,
  9.25s, 2005                                         1,100        1,089,000
Charter Communications Southeast LP,
  11.25s, 2006                                        1,000        1,045,000
Colt Telecom Group PLC, 12s, 2006                     1,300          770,250
Comcast Corp., 9.375s, 2005                           1,400        1,452,500
Diamond Cable Communications Corp.,
  11.75s, 2005                                        1,200          864,000
EchoStar Communications Corp.,
  12.875s, 2004                                         575          472,937
EchoStar Satellite Broadcasting
  Corp., 13.125s, 2004                                1,200          909,000
Falcon Holdings Group, Inc.,
  11s, 2003                                           1,074          961,055
Granite Broadcasting Corp., 10.375s,
  2005                                                  850          871,250
ICG Holdings Inc., 12.5s, 2006                        1,700        1,100,750
Intermedia Capital Partners LP,
  11.25s, 2006##                                        175          182,875
Jones Intercable, Inc., 9.625s, 2002                    550          577,500
Jones Intercable, Inc., 11.5s, 2004                     100          108,625
Jones Intercable, Inc., 10.5s, 2008                   1,000        1,080,000

                                                Principal Amount
Issuer                                             (000 Omitted)       Value
Telecommunications -- continued
Lodgenet Entertainment Corp., 10.25s,
  2006##                                           $   475          $    475,000
Marcus Cable Operating Co., 13.5s, 2004                875               717,500
MFS Communications, Inc., 8.875s, 2006               2,700             1,964,250
Mobile Telecommunication Technologies
  Corp., 13.5s, 2002                                   550               550,000
Mobilemedia Communications, Inc.,
  10.5s, 2003                                          850               178,500
Newsquest Capital PLC, 11s, 2006##                   1,150             1,190,250
Newsquest Capital PLC, 11s, 2006##                     225               232,875
Paging Network, Inc., 8.875s, 2006                   1,900             1,809,750
Park Broadcasting, Inc., 11.75s, 2004                  800               940,000
Rifkin Acquisition Partners LP,
  11.125s, 2006                                        300               312,750
Rogers Cablesystems Ltd., 9.625s, 2002                 250               260,625
Rogers Cablesystems Ltd., 10.125s, 2012              1,150             1,193,125
Sprint Spectrum LP, 11s, 2006                          950             1,028,375
Sprint Spectrum LP, 12.5s, 2006                      2,050             1,399,125
Sygnet Wireless Inc, 11.5s, 2006                     1,000             1,025,000
Teleport Communications Group, Inc.,
  11.125s, 2007                                      3,450             2,363,250
USA Mobil Communication, Inc., 9.5s, 2004              250               237,500
Videotron Holdings PLC, 11s, 2005                    1,500             1,207,500
Western Wireless Corp., "A", 10.5s, 2007               900               943,875
                                                                    ------------
                                                                    $ 33,576,992
                                                                    ------------
Transportation -- 0.2%
Moran Transportation Co.,
  11.75s, 2004                                       $ 300          $    324,000
                                                                    ------------
  Total Non-Convertible Bonds
    (Identified Cost, $171,838,663)                                 $176,586,438
                                                                    ------------

Stocks -- 0.5%                                    Shares
U.S. Stocks -- 0.4%
Apparel and Textiles -- 0.2%
Ithaca Industries, Inc.*                           60,000           $    480,000
Building                                                            ------------
Atlantic Gulf Communities Corp.+*                      30           $        129
Consumer Goods and Services                                         ------------
Ranger Industries, Inc.*                            8,952           $      2,507
Entertainment -- 0.2%                                               ------------
Gillett Holdings, Inc.+*                            9,414           $    357,732
Sam Houston Race Park, Inc.*                           45                    225
                                                                    ------------
                                                                    $    357,957
                                                                    ------------
  Total U.S. Stocks                                                 $    840,593
Foreign Stocks -- 0.1%                                              ------------
United Kingdom -- 0.1%
Central Transport Rental Group PLC,
  ADR (Special Products and
  Services)*                                      343,751           $    128,907
                                                                    ------------
  Total Stocks
    (Identified Cost, $1,154,691)                                   $    969,500
                                                                    ------------
Preferred Stock -- 2.9%
Issuer                                                     Shares          Value
Consumer Goods and Services -- 0.3%
Renaissance Cosmetics, Inc., 14s+                             525   $    530,250
                                                                    ------------
Entertainment -- 1.2%
Time Warner, Inc., "K", 10.25s#,
  ##                                                        2,290   $  2,484,650
                                                                    ------------
Special Products and Services -- 0.8%
K-III Communications Corp., "B",
  11.625s#*                                                15,271   $  1,542,366
                                                                    ------------
Telecommunications -- 0.6%
Cablevision Systems Corp., 11.125s*                        13,130   $  1,178,418
                                                                    ------------
  Total Preferred Stock
    (Identified Cost, $5,193,807)                                   $  5,735,684
                                                                    ------------
Warrants
Oil Services
Crystal Oil Co., $0.10,*                                   36,780   $       --
Crystal Oil Co., $0.125, 1999*                             36,779           --
ICO, Inc.*                                                 25,000         16,250
                                                                    ------------
  Total Warrants
    (Identified Cost, $1,011)                                       $     16,250
                                                                    ------------
Short-Term Obligations -- 5.0%

                               Principal Amount
                                 (000 Omitted)
Federal Home Loan Bank, due
  1/02/97                                            $      5,875   $  5,874,143
Federal National Mortgage
  Association, due 1/13/97                                  3,900      3,893,136
                                                                    ------------
  Total Short-Term Obligations, at Amortized
    Cost                                                            $  9,767,279
                                                                    ------------
  Total Investments
    (Identified Cost, $187,955,451)                                 $193,075,151
Other Assets,
  Less Liabilities -- 1.5%                                             3,423,106
                                                                    ------------
  Net Assets -- 100.0%                                              $196,498,257
                                                                    ============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996

Managed Sectors Series
Stocks -- 97.0%
Issuer                                                   Shares            Value
Energy -- 9.7%
BJ Services Co.*                                         74,800      $ 3,814,800
Camco International, Inc.                                75,000        3,459,375
Cooper Cameron Corp.*                                    71,000        5,431,500
Occidental Petroleum Corp.                              270,000        6,311,250
Tidewater, Inc.                                          85,000        3,846,250
Weatherford International, Inc.*                         97,300        2,919,000
                                                                     -----------
                                                                     $25,782,175
                                                                     -----------
Financial Services -- 3.7%
Advanta Corp., "B"                                       85,000      $ 3,474,375
Equitable of Iowa Cos                                   136,000        6,239,000
                                                                     -----------
                                                                     $ 9,713,375
                                                                     -----------
Leisure -- 18.4%
American Radio Systems Corp., "A"*                       38,600      $ 1,051,850
Argosy Gaming Corp.*                                     91,900          425,037
Harrah's Entertainment, Inc.*                           416,200        8,271,975
HFS, Inc.*                                               35,000        2,091,250
Host Marriott Corp.*                                    239,700        3,835,200
LIN Television Corp.*                                    53,600        2,264,600
Louisiana Quinta Inns, Inc.                             100,000        1,912,500
MGM Grand, Inc.*                                         68,000        2,371,500
Promus Hotel Corp.*                                     124,900        3,700,162
Showboat, Inc.                                           98,900        1,706,025
Telephone & Data Systems, Inc.                          588,000       21,315,000
                                                                     -----------
                                                                     $48,945,099
                                                                     -----------
Retail -- 4.0%
Gymboree Corp.*                                           4,000      $    91,500
Office Depot, Inc.*                                     300,000        5,325,000
Sears, Roebuck & Co.                                    106,300        4,903,088
Staples, Inc.*                                           18,400          332,350
                                                                     -----------
                                                                     $10,651,938
                                                                     -----------
Technology -- 34.8%
ADT Ltd.*                                               396,500      $ 9,069,937
Aerial Communications, Inc.*                            200,000        1,625,000
AirTouch Communications, Inc.*                           76,400        1,929,100
Analog Devices, Inc.*                                    86,400        2,926,800
Atmel Corp.*                                            160,000        5,300,000
Cabletron Systems, Inc.*                                150,700        5,010,775
Cisco Systems, Inc.*                                     20,000        1,272,500
Computer Associates International, Inc.                  85,000        4,228,750
Digital Equipment Corp.*                                180,000        6,547,500
Electronic Arts, Inc.*                                  173,400        5,191,162
Glenayre Technologies, Inc.*                            161,800        3,488,813
Intel Corp.                                             116,200       15,214,937
Loral Space & Communications Corp.*                     215,000        3,950,625
MCI Communications Corp.                                 87,000        2,843,813
Microsoft Corp.*                                         39,000        3,222,375
National Semiconductor Corp.*                           222,600        5,425,875
Oracle Systems Corp.*                                    45,000        1,878,750
Sun Microsystems, Inc.*                                 325,000        8,348,437
Sybase, Inc.*                                           117,000        1,952,438
VLSI Technology, Inc.*                                  138,000        3,294,750
                                                                     -----------
                                                                     $92,722,337
                                                                     -----------
Other -- 26.4%
AGCO Corp.                                              165,000      $ 4,723,125
Colgate-Palmolive Co.                                    38,000        3,505,500
Coventry Corp.*                                         475,000        4,401,172
Genesis Health Ventures, Inc.*                           70,000        2,178,750
HBO & Co.                                                23,000        1,365,625
HealthSource, Inc.*                                     335,000        4,396,875

Issuer                                                   Shares            Value

Other -- continued
HealthSouth Corp.*                                       98,000    $ 3,785,250
McDonnell-Douglas Corp.                                  63,000      4,032,000
Pacificare Health Systems, Inc.,
  "B"*                                                   56,000      4,774,000
Pharmacia & Upjohn, Inc.                                101,000      4,002,125
PowerGen PLC (United Kingdom)                           449,024      4,400,213
Rhone-Poulenc Rorer, Inc. (France)                       28,000      2,187,500
Spectrum Holobyte, Inc.*                                570,000      4,275,000
St. Jude Medical, Inc.*                                  78,500      3,346,062
Tyco International Ltd.                                 140,000      7,402,500
United Healthcare Corp.                                 163,300      7,348,500
Ventritex, Inc.*                                         34,600        852,025
Wisconsin Central Transportation
  Corp.*                                                 86,300      3,419,637
                                                                  ------------
                                                                  $ 70,395,859
                                                                  ------------
  Total Stocks
    (Identified Cost, $237,479,035)                               $258,210,783
                                             Principal Amount     ------------
                                                (000 Omitted)
Convertible Bonds -- 0.1%
Ventritex, Inc., 5.75s, 2001                             $   80   $    126,200
Spectrum Holobyte, Inc., 6.5s,
  2002##                                                    270        174,488
                                                                  ------------
  Total Convertible Bonds
     (Identified Cost, $350,000)                                  $    300,688
                                                                  ------------
Short-Term Obligations -- 3.2%
Federal National Mortgage Assn.,
  due 1/13/97                                           $ 3,000   $  2,994,720
Ford Motor Credit Corp., due
  1/02/97                                                 5,685      5,683,879
                                                                  ------------
  Total Short-Term Obligations, at Amortized
     Cost                                                         $  8,678,599
                                                                  ------------
  Total Investments
    (Identified Cost, $246,507,634)                               $267,190,070
Other Assets,
  Less Liabilities -- (0.3)%                                          (822,156)
                                                                  ------------
  Net Assets -- 100.0%                                            $266,367,914
                                                                  ============

            See portfolio notes and notes to financial statements

Portfolio of Investments -- December 31, 1996

MFS/Foreign & Colonial Emerging Markets
Equity Series
Stocks -- 82.9%
 Issuer                                                    Shares          Value
Argentina -- 3.0%
Banco de Galicia y Buenos Aires S.A
  de C.V., ADR (Banks and Credit Cos.)                        500      $  12,125
Perez Companc S.A. (Oil and Gas)                            3,000         21,094
Telefonica de Argentina, ADR
  (Utilities -- Telephone)                                    700         18,113
YPF Sociedad Anonima, ADR (Oil and
  Gas)                                                      1,900         47,975
                                                                       ---------
                                                                       $  99,307
                                                                       ---------
Brazil -- 11.4%
CEMIG (Utilities -- Electric)                           1,180,000      $  40,208
Centrais Eletricas Brasileiras S.A. --
  Eletrobras, Preferred, "B"
  (Utilities -- Electric)                                 125,000         46,443
Itausa Investimentos Itau S.A
  (Conglomerate)*                                          38,000         28,530
Petroleo Brasileiro S.A., Preferred
  (Oils)                                                  670,000        106,733
Telecomunicacoes Braileiras S.A
  (Utilities--Telephone)                                2,081,000        149,230
                                                                       ---------
                                                                       $ 371,144
                                                                       ---------
Chile -- 2.4%
Cia de Telecomunicaciones de Chile
  S.A., ADR (Telecommunications)                              400      $  40,450
Enersis S.A., ADR (Utilities --
  Electric)                                                 1,400         38,850
                                                                       ---------
                                                                       $  79,300
                                                                       ---------
China -- 2.1%
Huaneng Power International, Inc., ADR
  (Utilities -- Electric)*                                  1,100      $  24,750
Qingling Motors Co., "H" (Automotive)*                     40,000         22,110
Yizheng Chemical Fibre Co. Ltd.
  (Textiles)                                               92,000         22,364
                                                                       ---------
                                                                       $  69,224
                                                                       ---------
Colombia -- 1.5%
Banco Ganadero S.A., ADR (Financial
  Institutions)                                             1,800      $  47,475
                                                                       ---------
Egypt -- 3.7%
Commercial International Bank of Egypt
  (Banks and Credit Cos.)*                                  4,200      $  59,220
Suez Cement Co. S A E, GDR (Building
  Materials)##*                                             4,000         62,400
                                                                       ---------
                                                                       $ 121,620
                                                                       ---------
Hong Kong -- 5.3%
Cheung Kong Holdings Ltd. (Real
  Estate)                                                   7,000      $  62,225
HSBC Holdings PLC (Finance)                                 2,800         59,917
Swire Pacific Air Ltd., "A"
  (Transportation)*                                         5,500         52,447
                                                                       ---------
                                                                       $ 174,589
                                                                       ---------
India -- 6.6%
Bajaj Auto Ltd., GDR (Automotive)                           1,400      $  46,550
East India Hotels (Lodging)                                 2,500         58,750
Industrial Credit & Investment Corp.
  of India Ltd. (Financial
  Institutions)*                                            3,300         32,175
State Bank of India, GDR (Banks and
  Credit Cos.)*                                             3,000         52,110

 Issuer                                                    Shares          Value
India -- continued
Tata Engineering & Locomotive Co.
  Ltd. (Autos and Trucks)                                   2,600       $ 27,625
                                                                        --------
                                                                        $217,210
                                                                        --------
Israel -- 0.7%
Koors Industries Ltd., ADR
  (Conglomerate)                                              600       $ 10,200
Teva Pharmaceutical Industries
  Ltd., ADR (Pharmaceuticals)                                 250         12,562
                                                                        --------
                                                                        $ 22,762
                                                                        --------
Malaysia -- 6.9%
Genting Berhad (Entertainment)                              5,000       $ 34,456
Malayan Banking Berhad (Finance)                            4,000         44,356
Sime Darby Berhad (Holding Company)                        12,000         47,287
Sungei Way Holdings Berhad
  (Diversified Operations)                                 14,000         41,584
Tenaga Nasional Berhad (Utilities
  -- Electric)                                             12,000         57,505
                                                                        --------
                                                                        $225,188
                                                                        --------
Mexico -- 7.6%
Apasco S.A. (Building Materials)                            1,500       $ 10,294
Cemex S.A., "B" (Construction)                             10,000         36,027
Empresas ICA Sociedad Controladora
  S.A., ADR
  (Engineering/Construction)*                               1,300         19,013
Gruma S.A.,"B" (Food)*                                      3,000         18,300
Grupo Carso, "A1" (Conglomerate)                            9,000         47,693
Grupo Financiero Banamex, "B"
  (Finance)                                                 6,000         12,673
Kimberly-Clark de Mexico S.A. de
  C.V. (Forest and Paper Products)                          2,000         39,522
Telefonos de Mexico S.A. (Utilities
  -- Telephone)                                            40,000         65,980
                                                                        --------
                                                                        $249,502
                                                                        --------
Morocco -- 4.0%
ONA S.A. (Conglomerate)*                                    1,125       $ 67,072
Societe Nationale Dinvestiss
  (Conglomerate)                                            1,000         62,480
                                                                        --------
                                                                        $129,552
                                                                        --------
Pakistan -- 2.0%
Hub Power Co. Ltd., GDR (Utilities
  -- Electric)*                                             2,100       $ 41,474
Pakistan Telecommunications Corp.,
  GDR (Utilities-- Telephone)*                                400         24,000
                                                                        --------
                                                                        $ 65,474
                                                                        --------
Peru -- 2.5%
Compania de Minas Buenaventura, ADR
  (Mining)                                                  1,500       $ 25,311
Credicorp Ltd. (Holding Company)                            1,500         27,750
Telefonica del Peru S.A., ADR
  (Telecommunications)                                      1,500         28,313
                                                                        --------
                                                                        $ 81,374
                                                                        --------
Philippines -- 1.7%
Philippine National Bank (Banks and
  Credit Cos.)*                                             2,800       $ 33,321

Issuer                                                   Shares            Value
Philippines -- continued
Pilipino Telegraph & Telephone Corp.
  (Telecommunications)*                                  27,000      $    22,876
                                                                     -----------
                                                                     $    56,197
                                                                     -----------
Portugal -- 5.8%
Banco Espirito Santo e Comercial de
  Lisboa S.A. (Banks and Credit Cos.)                     1,743      $    30,677
Banco Totta e Acores (Finance)##                            588           11,092
Cimentos de Portugal S.A. (Building
  Materials)                                                600           12,920
Portugal Telecom S.A
  (Telecommunications)*                                   1,500           42,774
Telecel -- Comunicacaoes Pessoais
  S.A. (Cellular Telecommunications)*                     1,431           91,400
                                                                     -----------
                                                                     $   188,863
                                                                     -----------
Russia -- 4.1%
Lukoil Oil Co., ADR (Oil and Gas)                         1,100      $    50,050
Mosenergo, ADR (Utilities --
  Electric)##                                             1,200           36,360
Rostelecom, RDC (Telecommunications)*                   248,000
                                                                     -----------
                                                                     $   134,410
                                                                     -----------
South Africa -- 3.7%
Liberty Life Association of Africa
  Ltd. (Insurance)                                        1,500      $    37,612
Sasol Ltd. (Oils)*                                        3,900           46,290
South African Breweries Ltd.
  (Brewery)                                               1,500           38,012
                                                                     -----------
                                                                     $   121,914
                                                                     -----------
South Korea -- 1.3%
New Korea Trust (Finance)*                                4,000      $    41,000
                                                                     -----------
Taiwan -- 2.2%
Taipei Fund (Financial Services)*                             8      $    72,000
                                                                     -----------
Thailand -- 2.2%
Siam Cement Public Co. Ltd. (Building
  Materials)                                                900      $    28,213
TelecomAsia Corp. Ltd. (Utilities --
  Telephone)*                                            21,000           43,806
                                                                     -----------
                                                                     $    72,019
                                                                     -----------
Venezuela -- 2.2%
Compania Anonima Nacional Telefonos
  de Venezuela, ADR
  (Telecommunications)*                                   2,600      $    73,124
                                                                     -----------
  Total Stocks
    (Identified Cost, $2,670,502)                                    $ 2,713,248
Warrants                                                             -----------
Sungei Way Holdings Berhad
  (Diversified Operations)*                               1,400      $     1,491
                                                                     -----------
Short-Term Obligation -- 19.9%

                   Principal Amount
                    (000 Omitted)
Federal Home Loan Bank, due
  1/02/97, at Amortized Cost                               $650      $   649,906
                                                                     -----------
  Total Investments (Identified Cost, $ 3,320,408)                   $ 3,364,645
Other Assets,
  Less Liabilities -- (2.8)%                                            (93,208)
                                                                     -----------
  Net Assets -- 100.0%                                               $ 3,271,437
                                                                     ===========

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996
MFS/Foreign & Colonial International Growth Series
Stocks -- 84.9%

Issuer                                                     Shares          Value
Broken Hill Proprietary (Mining)                            3,528       $ 50,185
Futuris Corp. Ltd. (Commercial
  Services)                                                45,798         62,530
                                                                        --------
                                                                        $112,715
                                                                        --------
Austria -- 1.0%
Boehler-Uddeholm AG (Steel)                                   440       $ 31,495
OMV AG (Oil and Gas)                                          200         22,555
                                                                        --------
                                                                        $ 54,050
                                                                        --------
Belgium -- 0.6%
Generale de Banque (Finance)                                  100       $ 35,865
                                                                        --------
Denmark -- 0.3%
Tele Danmark A/S (Telecommunications)                         300       $ 16,558
                                                                        --------
Finland -- 0.3%
Oy Tamro AB (Pharmaceuticals)##                             2,460       $ 16,410
                                                                        --------
France -- 5.2%
Accor (Lodging)                                               140       $ 17,736
Compagnie de St. Gobain (Building
  Materials)                                                  200         28,307
Credit Local de France (Finance)                              300         26,147
Filipacchi Medias (Publishing)                                100         22,271
Guilbert S.A. (Distributing)                                  140         27,401
IMETAL (Building Materials)                                   120         17,725
Lafarge-Coppee, Bearer Shares
  (Building Materials)                                        300         18,008
Legrand, Preference Shares
  (Electrical Equipment)                                      100         11,068
SEB S.A. (Household Goods)                                    100         19,610
Societe Nationale Elf Aquitaine
  (Oils)                                                      300         27,322
Strafor-Facom S.A. (Office Equipment)                         260         19,252
TOTAL S.A., "B" (Oils)                                        200         16,275
Union des Assurances Federales S.A
  (Insurance)                                                 300         37,023
                                                                        --------
                                                                        $288,145
                                                                        --------
Germany -- 5.2%
Bayer AG (Chemicals)                                          600       $ 24,491
Berentzen Gruppe AG (Beverages)                               888         33,477
Buderus AG (Manufacturing)                                     60         29,639
Deutsche Telekom AG (Utilities --
  Telephone)*                                               2,375         50,094
Fresenius AG (Medical Supplies)                               160         33,071
Mannesmann AG (Diversified Machinery)                          50         21,677
Siemens AG (Electrical Equipment)                             500         23,562
VEBA AG (Oil and Gas)                                         500         28,924
Volkswagen AG (Automobiles)                                   100         41,599
                                                                        --------
                                                                        $286,534
                                                                        --------
Hong Kong -- 4.2%
Associated International Hotels
  (Lodging)                                                60,000       $ 44,996
Cheung Kong Holdings Ltd. (Real
  Estate)                                                   5,000         44,447
Dah Sing Financial Group (Banks)                           12,000         48,720
Li & Fung Ltd. (Toys)                                      52,000         46,056
Swire Pacific Air Ltd., "A"
  (Transportation)                                          5,000         47,679
                                                                        --------
                                                                        $231,898
                                                                        --------

Stocks -- 84.9%

Issuer                                                     Shares          Value

Italy -- 1.5%
Industrie Natuzzi S.p.A., ADR
  (Furniture)                                               1,400       $ 32,200
Italgas (Utilities -- Gas)                                  5,300         22,115
Telecom Italia S.p.A
  (Telecommunications)                                     10,000         25,951
                                                                        --------
                                                                        $ 80,266
                                                                        --------
Japan -- 34.1%
Aeon Credit Service Co. Ltd.
  (Financial Services)                                      1,000       $ 62,230
Aiphone Co. Ltd. (Telecommunications)                       2,000         39,758
ALBIS Co. Ltd. (Food)                                       3,000         35,782
Ariake Japan Co. Ltd. (Food)                                1,000         32,152
Canon, Inc. (Consumer Goods)                                3,000         66,379
Chofu Seisakusho Co. (Machines)                             1,100         22,818
Dai-Ichi Kangyo Bank Ltd. (Banks)                           2,000         28,868
Daimei Telecom Engineer Corp.
  (Telecommunications)                                      3,000         22,688
Daiwa Industries Co. Ltd.
  (Distributor)                                             2,000         15,212
DDI Corp. (Telecommunications)                                  8         52,965
Diamond Computer Service Co.
  (Computers -- Software)                                   2,000         31,806
Exedy Corp. (Automotive Parts)                              3,000         37,338
Fujisawa Pharmaceuticals
  (Pharmaceuticals)                                        11,000         98,877
Fukuda Denshi (Electronics)                                 2,000         44,079
Hitachi Zosen Tomioka (Automotive)                          9,000         35,004
Homac Corp. (Retail)                                        1,000         18,150
Industrial Bank of Japan (Finance)                          3,000         52,118
Itariyard Co. Ltd. (Textiles)                               1,000         27,053
Ito-Yokado Co. Ltd. (Retail)                                1,000         43,561
Kasumi Convenience Networks (Retail)                        1,000          8,479
Kato Denki (Retail)                                         1,000         10,977
Kyocera Corp. (Electronics)                                 2,000        124,806
Mandom (Cosmetics)                                          2,000         30,078
Marubeni Corp. (Distribution/
  Wholesale)                                               14,000         60,259
Matsuda Sangyo Co. Ltd. (Food)                              1,000         25,843
Mitsubishi Estate Co. Ltd. (Real
  Estate)                                                   4,000         41,141
Mitsubishi Heavy Industries Ltd.
  (Aerospace/Defense)                                       6,000         47,710
Miura Co. (Machines)                                        2,000         25,410
NAC Co. Ltd. (Commercial Services)                          2,000         43,215
Nichiha (Building and Construction)                         2,000         35,436
Nippon Yusen Kabushiki Kaish
  (Transportation -- Marine)                               11,000         49,818
Nissha Printing Co. (Manufacturing)                         2,000         19,015
NKK Corp. (Steel)                                          19,000         42,861
Nomura Securities Co. Ltd. (Finance)                        2,000         30,078
Oi Electric Co. (Electronics)                               3,000         38,634
Oji Paper Co. Ltd. (Paper Products)                         7,333         46,457
Omron Corp. (Electronics)                                   3,000         56,525


Japan -- continued
Pioneer Electronic Corp.
  (Electronics)*                                           3,000      $   57,303
Ricoh Co. Ltd. (Office/Business
  Equipment)                                               8,000          91,962
Sanshin Electronics Co. Ltd.
  (Electronics)                                            2,000          27,139
Sato Corp. (Machines)                                      2,000          39,067
Sawai Pharmaceutical Co. Ltd.
  (Pharmaceuticals)                                        1,000          11,927
Sawako Corp. (Engineering/
  Construction)                                            1,000          19,879
Seiyo Food Systems (Restaurants)                           3,000          26,707
Sodick Co. (Electrical Equipment)*                         2,000          16,595
Sundrug Co. Ltd. (Retail)                                  1,000          33,276
TKC Corp. (Computer Software and
  Services)                                                1,100          26,145
Tsukishima Kikai (Machines)                                1,000          16,508
Yaoko Co. (Retail)                                         1,000          15,990
                                                                      ----------
                                                                      $1,886,078
                                                                      ----------
Malaysia -- 1.7%
Malayan Banking Berhad (Finance)                           4,600      $   51,010
Malaysian Industrial Development
  Finance Berhad (Finance)                                24,000          44,673
                                                                      ----------
                                                                      $   95,683
                                                                      ----------
Netherlands -- 4.0%
ABN Amro Holdings N.V. (Finance)                             400      $   26,040
Ahrend Groep N.V. (Furniture)                                540          30,118
Akzo Nobel (Chemicals)*                                      100          13,668
Grolsch N.V. (Brewery)                                       540          20,955
Hagemeyer N.V. (Distributing)                                300          23,995
Royal Dutch Petroleum Co. (Oils)                             200          35,085
Stork N.V. (Machinery)                                       980          34,566
Vendex International N.V. (Retail)                           700          29,961
                                                                      ----------
                                                                      $  214,388
                                                                      ----------
Singapore -- 1.7%
Overseas-Chinese Banking Corp. Ltd.
  (Finance)                                                4,000      $   49,757
Wing Tai Holdings Ltd. (Holding
  Company)                                                16,000          45,753
                                                                      ----------
                                                                      $   95,510
                                                                      ----------
Spain -- 0.7%
Repsol S.A. (Oils)                                           400      $   15,339
Telefonica de Espana (Utilities --
  Telephone)                                               1,100          25,537
                                                                      ----------
                                                                      $   40,876
                                                                      ----------
Sweden -- 3.5%
Autoliv AB (Automotive)                                      660      $   28,957
Enator AB (Computer Services)*                             1,400          35,848
Ericsson LM, "B" (Telecommunications)                      1,000          30,961
Munksjo AB (Forest and Paper
  Products)                                                2,380          24,097
Nobel Biocare AB (Medical Supplies)                        1,020          17,960
PLM AB (Packaging and Containers)                          1,160          20,085
Sparbanken Sverige AB (Banks)                              1,000          17,168
Volvo AB, "B" (Automobiles)                                  900          19,875
                                                                      ----------
                                                                      $  194,951
                                                                      ----------
Switzerland -- 3.6%
Fotolabo S.A. (Leisure)                                      120      $   46,637

Issuer                                                    Shares           Value
Switzerland -- continued
Kuoni Reisen Holdings AG (Travel
  Services)                                                   14      $   34,006
Lindt & Spruengli AG (Food)                                    2          36,173
Nestle AG, Registered Shares (Food
  and Beverage Products)                                      20          21,480
Novartis AG (Pharmaceuticals)*                                30          34,372
Roche Holdings AG (Pharmaceuticals)                            3          23,352
                                                                      ----------
                                                                      $  196,020
                                                                      ----------
United Kingdom -- 15.3%
Allied Domecq PLC (Food and Beverage
  Products)                                                2,800      $   21,970
Asda Property Holdings PLC (Real
  Estate)                                                  8,240          22,869
BAT Industries PLC (Tobacco)                               3,500          29,022
Blick PLC (Electrical)                                     2,480          14,955
British Gas PLC (Utilities -- Gas)*                        6,800          26,095
British Telecommunications PLC
  (Telecommunications)                                     4,000          27,069
BTR PLC (Holding Company)                                  5,000          24,413
Bullough PLC (Manufacturing)                              10,620          13,282
Caradon PLC (Holding Company)                              5,200          21,381
Carlton Communicatons PLC
  (Broadcasting)                                           1,900          16,653
Courtaulds Textiles PLC (Textiles)                         2,300           8,748
Dalgety PLC (Food Products)                                3,900          24,254
David Brown Group PLC
  (Engineering/Construction)                               4,720          17,871
Devro International PLC (Food)                             5,060          23,319
Forth Ports PLC (Harbor
  Transportation Services)                                 5,100          53,997
General Accident PLC (Insurance)                           2,000          26,178
Glaxo Wellcome PLC (Pharmaceuticals)                       1,600          26,041
Hazlewood Foods PLC (Food)                                 8,220          14,998
Inchcape PLC (Commercial Services)                         4,600          21,357
Independent Insurance Group PLC
  (Insurance)                                              2,720          27,820
Johnson Matthey PLC (Metals)                               2,300          21,751
Land Securities PLC (Real Estate)                          2,000          25,561
London Electricity PLC (Utilities --
  Electric)                                                2,100          24,482
Marley PLC (Building Materials)                            7,820          16,813
Meggitt Holdings PLC (Engineering)                        10,200          17,824
National Westminster (Finance)                             1,700          19,979
Nelson Hurst PLC (Insurance)                               5,240          13,555
Peninsular & Oriental Steam
  Navigation Co. (Transportation --
  Marine)                                                  1,600          16,200
RJB Mining PLC (Mining)                                    2,640          19,303
Roxboro Group PLC (Manufacturing)                          4,100          13,697
Sainsbury (J.) PLC (Retail)                                3,400          22,542
Scapa Group PLC (Building Materials)                       4,800          20,188
Serco Group PLC (Commercial Services)                      2,100          24,213
Shell Transport & Trading Co. PLC
  (Oil and Gas)                                            1,500          26,006
SIG PLC (Building Materials)                               5,900          24,360
Smith (W.H.) Group PLC (Retail)                            1,500          10,999
T & S Stores PLC (Retail)                                  5,760          18,256
United Kingdom -- continued
Wagon Industrial Holdings PLC
  (Maufacturing)                                           3,640      $   18,770
Walker Greenbank PLC (Maufacturing)                       11,880          10,990
Wimpey (George) PLC (Construction)                         7,600          16,275
                                                                      ----------
                                                                      $  844,056
                                                                      ----------
  Total Stocks
    (Identified Cost, $4,604,164)                                     $4,690,003
                                                                      ----------
Short-Term Obligation -- 38.2%

                                             Principal Amount
                                                  (000 Omitted)
Federal Home Loan Bank, due
  1/02/97, at Amortized Cost                           $2,110        $ 2,109,692
                                                                     -----------
  Total Investments
    (Identified Cost, $6,713,856)                                    $ 6,799,695
Other Assets,
Less Liabilities -- (23.1)%                                          (1,274,472)
                                                                     -----------
  Net Assets -- 100.0%                                               $ 5,525,223
                                                                     ===========

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996
MFS/Foreign & Colonial International Growth and Income Series
Stocks -- 73.7%

Issuer                                                    Shares           Value
Australia -- 1.5%
Broken Hill Proprietary (Mining)                          23,276      $  331,099
Westpac Bank Corp. (Finance)                              37,400         212,567
                                                                      ----------
                                                                      $  543,666
                                                                      ----------
Austria -- 0.4%
OMV AG (Oil and Gas)                                       1,195      $  134,764
                                                                      ----------
Belgium -- 0.7%
Generale de Banque (Finance)                                 500      $  179,326
Solvay et Cie (Chemicals)                                    100          61,247
                                                                      ----------
                                                                      $  240,573
                                                                      ----------
France -- 5.0%
Accor (Lodging)                                            1,480      $  187,497
Compagnie de St. Gobain (Building
  Materials)                                               1,600         226,456
Credit Local de France (Finance)                           2,100         183,031
Credit Local de France (Finance)                             570          49,680
Eaux (Cie Generale) (Utilities --
  Water)                                                     660          81,832
Lafarge-Coppee, Bearer Shares
  (Building Materials)                                     3,120         187,284
Legrand, Preference Shares
  (Electrical Equipment)                                   1,820         201,442
Michelin (C.G.D.E.), "B" (Tire and
  Rubber)                                                  4,100         221,444
Societe Nationale Elf Aquitaine
  (Oils)                                                   2,200         200,359
TOTAL S.A., "B" (Oils)                                     3,220         262,021
                                                                      ----------
                                                                      $1,801,046
                                                                      ----------
Germany -- 5.6%
Bayer AG (Chemicals)                                      12,200      $  497,992
Deutsche Bank AG (Banks)                                     320          14,955
Deutsche Telekom AG (Utilities --
  Telephone)                                               4,745         100,081
Dresdner Bank AG (Banks)                                   5,100         152,818
Mannesmann AG (Diversified Machinery)                        700         303,477
Preussag AG (Metals/Hardware)                                200          45,304
Siemens AG (Electrical Equipment)                          5,600         263,893
VEBA AG (Oil and Gas)                                      6,190         358,083
Volkswagen AG (Stores)                                       640         266,233
                                                                      ----------
                                                                      $2,002,836
                                                                      ----------
Hong Kong -- 4.0%
Cheung Kong Holdings Ltd. (Real
  Estate)                                                 38,000      $  337,794
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric)                                 61,500         204,364
HSBC Holdings PLC (Finance)                                8,800         188,311
New World Development Co. (Real
  Estate)                                                 25,000         168,897
Swire Pacific Air Ltd., "A"
  (Transportation)                                        21,000         200,252
Wharf Holdings Ltd. (Real Estate)                         67,000         334,394
                                                                      ----------
                                                                      $1,434,012
                                                                      ----------
Italy -- 0.8%
Fiat S.p.A. (Automobiles)                                 21,340      $   64,515
Italgas (Utilities -- Gas)                                36,710         153,175
Telecom Italia S.p.A
  (Telecommunications)                                    20,450          53,070
                                                                      ----------
                                                                      $  270,760
                                                                      ----------

Issuer                                                   Shares            Value
Japan -- 28.7%
Asahi Chemical Industry Co. Ltd.
  (Chemicals)                                            54,000      $   306,171
Canon, Inc. (Consumer Goods and
  Services)                                              27,000          597,407
Dai-Ichi Kangyo Bank Ltd. (Banks)                        37,000          534,054
DDI Corp. (Telecommunications)                               82          542,887
Fujisawa Pharmaceuticals
  (Pharmaceuticals)                                      40,000          359,550
Hitachi (Electronics)                                     6,000           56,007
Hitachi Zosen Tomioka (Automotive)                       79,000          307,260
Industrial Bank of Japan (Finance)                       23,000          399,568
Isetan Co. (Retail)                                      23,000          298,185
Ito-Yokado Co. Ltd. (Retail)                              9,000          392,048
Kajima Corp. (Engineering/
  Construction)                                          44,000          314,883
Kyocera Corp. (Electronics)                               9,000          436,819
Marubeni Corp. (Distribution/
  Wholesale)                                            116,000          499,291
Matsushita Electric Industrial Co.
  (Electrical Equipment)                                 16,000          261,366
Mitsubishi Estate Co. Ltd. (Real
  Estate)                                                32,000          329,127
Mitsubishi Heavy Industries Ltd.
  (Aerospace/Defense)                                    51,000          405,532
Mitsubishi Trust & Banking (Banks)                       14,000          187,554
Nippon Yusen Kabushiki Kaish
  (Transportation -- Marine)                             88,000          398,548
NKK Corp. (Steel)                                       149,000          336,119
Nomura Securities Co. Ltd. (Finance)                     23,000          345,895
Oji Paper Co. Ltd. (Paper Products)                      50,000          316,767
Omron Corp. (Electronics)                                39,000          734,831
Pioneer Electronic Corp.
  (Electronics)                                          33,000          630,337
Ricoh Co. Ltd. (Office/Business
  Equipment)                                             49,000          563,267
Sakura Bank Ltd. (Banks)                                  8,000           57,252
Tokyo Broadcasting System
  (Broadcasting)                                          3,000           45,895
Toyo Trust & Banking (Banks)                             54,000          436,387
                                                                     -----------
                                                                     $10,093,007
                                                                     -----------
Malaysia -- 1.4%
Genting Berhad (Entertainment)                           18,000      $   124,040
Malayan Banking Berhad (Finance)                         11,000          121,980
Petronas Gas Berhad (Oil and
  Gas)##                                                 33,000          137,228
Sime Darby Berhad (Holding Company)                      29,000          114,277
                                                                     -----------
                                                                     $   497,525
                                                                     -----------
Netherlands -- 4.3%
ABN Amro Holdings N.V. (Finance)                          3,340      $   217,431
Ahold Kon N.V. (Food -- Retail)                           2,100          131,356
Akzo Nobel (Chemicals)                                    1,460          199,560
Philips Electronics N.V
  (Manufacturing)                                         3,950          160,141
Royal Dutch Petroleum Co. (Oils)                            400           70,173
Vendex International N.V. (Retail)                        7,300          312,447

Issuer                                                    Shares           Value
Netherlands -- continued

Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)                                            20,920      $  437,398
                                                                      $1,528,506
                                                                      ----------
Singapore -- 1.8%
City Developments Ltd. (Real Estate)                      22,000      $  198,170
Development Bank of Singapore Ltd.
  (Banks)                                                  9,000         121,604
Keppel Corp. Ltd. (Transportation --
  Marine)                                                 22,000         171,432
Overseas-Chinese Banking Corp. Ltd.
  (Finance)                                               12,100         150,515
                                                                      ----------
                                                                      $  641,721
                                                                      ----------
Spain -- 1.6%
Repsol S.A. (Oils)                                          5,490     $  210,520
Telefonica de Espana (Utilities --
  Telephone)                                               15,700        364,483
                                                                      ----------
                                                                      $  575,003
                                                                      ----------
Sweden -- 2.0%
Ericsson LM, "B" (Telecommunications)                       8,900     $  275,554
Sparbanken Sverige AB (Banks)                              10,200        175,114
Swedish Match AB (Tobacco)                                  3,480         12,255
Volvo AB, "B" (Automobiles)                                11,980        264,562
                                                                      ----------
                                                                      $  727,485
                                                                      ----------
Switzerland -- 2.8%
Nestle AG, Registered Shares (Food
  and Beverage Products)                                     250      $  268,498
Novartis AG (Pharmaceuticals)*                               150         171,861
Roche Holdings AG (Pharmaceuticals)                           45         350,280
Winterthur (Insurance)                                       340         196,682
                                                                      ----------
                                                                      $  987,321
                                                                      ----------
United Kingdom -- 13.1%
Allied Domecq PLC (Food and Beverage
  Products)                                                31,400     $  246,379
Bass PLC (Brewery)                                          2,970         41,825
BAT Industries PLC (Tobacco)                               25,800        213,931
British Gas PLC (Utilities -- Gas)                         39,300        150,816
British Petroleum PLC (Oils)                               11,900        142,710
British Telecommunications PLC
  (Telecommunications)                                     35,070        237,324
BTR PLC (Holding Company)                                  58,740        286,805
Caradon PLC (Holding Company)                              47,600        195,716
Carlton Communicatons PLC
  (Broadcasting)                                           21,500        188,442
Dalgety PLC (Food Products)                                36,350        226,058
General Accident PLC (Insurance)                           13,490        176,568
General Electric Co. PLC
  (Electronics)                                            18,650        122,373
Glaxo Wellcome PLC (Pharmaceuticals)                       12,100        196,932
Granada Group PLC (Leisure)                                10,410        153,911
Inchcape PLC (Commercial Services)                         81,800        379,779
Johnson Matthey PLC (Metals)                               11,200        105,917
Kingfisher PLC (Retail)                                     8,800         94,980

  Stocks -- continued
  United Kingdom -- continued
Land Securities PLC (Real Estate)                          14,130       $180,588
London Electricity PLC (Utilities --
  Electric)                                                 8,800        102,593
National Westminster (Finance)                             14,200        166,886
NFC PLC (Transportation)                                   58,270        184,682
Peninsular & Oriental Steam
  Navigation Co. (Transportation --
  Marine)                                                  19,670        199,159
Sainsbury (J.) PLC (Retail)                                28,380        188,162
Shell Transport & Trading Co. PLC
  (Oil and Gas)                                             3,800         65,883
Smith (W.H.) Group PLC (Retail)                            50,900        373,224
Wimpey (George) PLC (Construction)                         35,600         76,237
                                                                     -----------
                                                                     $ 4,697,880
                                                                     -----------
  Total Stocks
    (Identified Cost, $25,671,468)                                   $26,176,105
                                                                     -----------
Bonds -- 18.1%
                                                       Principal
                                                        Amount
                                                     (000 Omitted)
Australia -- 2.4%
Commonwealth of Australia,
  9.75s, 2002                                     AUD          700   $  619,561
Commonwealth of Australia,
  9.5s, 2003                                                   250      221,272
                                                                     ----------
                                                                     $  840,833
                                                                     ----------
Belgium -- 1.2%
Kingdom of Belgium, 8.75s, 2002                   BEF        2,222   $   82,656
Kingdom of Belgium, 7.25s, 2004                             10,010      348,595
                                                                     ----------
                                                                     $  431,251
                                                                     ----------
Canada -- 3.2%
Government of Canada, 7.5s,
  2003                                            CAD        1,165   $  919,468
Government of Canada, 7s, 2006                                 300      228,344
                                                                     ----------
                                                                     $1,147,812
                                                                     ----------
Denmark -- 1.5%
Kingdom of Denmark, 6s, 1999                      DKK        1,098   $  193,831
Kingdom of Denmark, 8s, 2001                                   935      176,282
Kingdom of Denmark, 7s, 2007                                   967      167,010
                                                                     ----------
                                                                     $  537,123
                                                                     ----------
France -- 0.6%
Government of France, 7s, 2000                    FRF          965   $  203,848
                                                                     ----------
Germany -- 2.8%
Federal Republic of Germany,
  7.125s, 2002                                    DEM          472   $  336,705
Federal Republic of Germany,
  6.5s, 2005                                                   504      343,316
Treuhandanstalt Obligationen,
  6.375s, 1999                                                 491      338,450
                                                                     ----------
                                                                     $1,018,471
                                                                     ----------

                                             Principal Amount
Issuer                                        (000 Omitted)             Value
Ireland -- 1.2%
Republic of Ireland, 6.25s, 1999        IEP             40           $   68,161
Republic of Ireland, 8s, 2000                           55               99,314
Republic of Ireland, 6.5s, 2001                        160              275,490
                                                                     ----------
                                                                     $  442,965
                                                                     ----------
Italy -- 2.0%
Republic of Italy, 8.313s, 1999         ITL        485,000           $  338,805
Republic of Italy, 8.313s, 2001                    510,000              369,337
                                                                     ----------
                                                                     $  708,142
                                                                     ----------
Spain -- 1.1%
Government of Spain, 8.4s, 2001          ESP        23,020           $  193,828
Government of Spain, 10.5s, 2003                    21,510              201,270
                                                                     ----------
                                                                     $  395,098
                                                                     ----------
Sweden -- 0.8%
Kingdom of Sweden, 10.25s, 2000          SEK         1,600           $  270,814
                                                                     ----------
United Kingdom -- 1.3%
United Kingdom Treasury, 7s, 2001        GBP           200           $  339,108
United Kingdom Treasury, 9.75s, 2002                    70              132,891
                                                                     ----------
                                                                     $  471,999
                                                                     ----------

    Total Bonds
    (Identified Cost, $6,397,204)                                    $6,468,356
                                                                     ----------
Short-Term Obligation -- 7.0%
Federal Home Loan Bank, due
  1/02/97, at Amortized Cost                      $ 2,500            $2,499,635
                                                                     ----------
Call Options Purchased -- 2.7%

                                                 Principal Amount
                                                   of Contracts
Description/Expiration Month/Strike Price         (000 Omitted)
Italian Lire/Deutsche Marks
  January/995                                ITL        213,734    $     1,069
Japanese Government Bonds
  January/104.076                            JPY         42,000          3,360
 February/116.80                                         37,000          2,701
 March/114.25                                            39,000          1,560
 March/115.106                                           38,000          1,862
                                                                   -----------
  Total Call Options Purchased
    (Premiums Paid, $20,452)                                       $    10,552
                                                                   -----------
Put Options Purchased -- 0.2%
Deutsche Marks/British Pounds
  January/2.45                               DEM            566    $    27,234
 January/2.56                                               592         11,267
Swiss Francs/Deutsche Marks
  January/0.829                              CHF            222          7,955
 February/0.84                                              225          5,749
 February/0.84                                              377          9,627

  Put Options Purchased -- continued
   March/0.86                                               616          6,684
                                                                   -----------
  Total Put Options Purchased
    (Premiums Paid, $14,609)                                       $    68,516
                                                                   ------------
  Total Investments
    (Identified Cost, $34,603,368)                                 $ 35,223,164
                                                                   ------------
                                                   Principal
                                                     Amount
                                                  of Contracts
Description/Expiration Month/Strike Price         (000 Omitted)      Value
Put Options Purchased -- continued
Call Options Written
Deutsche Marks/British Pounds
  January/2.3682                         DEM              547    $          --
Swiss Francs/Deutsche Marks
  February/0.8265                        CHF              371               (3)
                                                                 ------------
  Total Call Options Written
    (Premiums Received, $3,222)                                  $          (3)
                                                                 ------------
Put Options Written
Deutsche Marks/British Pounds
  January/2.45                           DEM              566    $     (27,122)
Japanese Government Bonds
  January/104.076                        JPY           42,000           (1,302)
 February/116.8                                        37,000           (1,295)
 March/114.25                                          39,000           (6,084)
 March/115.106                                         38,000           (6,156)
Swiss Francs/Deutsche Marks
  January/0.829                          CHF              222           (7,960)
 February/0.84                                            602          (15,383)
                                                                 --------------
  Total Put Options Written
    (Premiums Received, $27,895)                                  $    (65,302)
                                                                 --------------
Other Assets,
Less Liabilities -- (1.7)%                                        $    551,724
                                                                  ------------
  Net Assets -- 100.0%                                            $ 35,709,583
                                                                  ============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996

Money Market Series
Commercial Paper -- 37.8%
                                                  Principal Amount
Issuer                                             (000 Omitted)         Value
Abbott Labs, due 1/03/97                                $ 6,000   $  5,998,223
American Express Credit Corp., due
  1/21/97                                                 5,000      4,985,222
Associates Corp. of North America,
  due 1/28/97 - 2/26/97                                  15,000     14,904,862
AT&T Corp., due 2/27/97                                  10,000      9,914,658
Bank of America, due 3/27/97                              7,000      6,911,577
BankAmerica Corp., due 3/05/97                            5,100      5,052,876
Bankers Trust of New York Corp., due
  6/13/97                                                 6,000      5,855,473
Beneficial Corp., due 2/20/97                             6,000      5,955,083
Carolina Power & Light Co., due
  3/07/97                                                 6,000      5,942,583
Coca-Cola Co., due 2/28/97                                6,000      5,949,250
du Pont (E. I.) de Nemours & Co.,
  due 1/22/97                                             6,400      6,380,363
Ford Motor Credit Corp., due 1/24/97                     11,650     11,610,478
General Motors Acceptance Corp., due
  2/03/97                                                 5,000      4,975,021
Kellogg Co., due 3/26/97                                 10,000      9,875,167
Knight-Ridder, Inc., due 3/12/97                          9,300      9,202,350
Pacific Gas & Electric Co., due
  1/15/97                                                 8,000      7,982,982
Raytheon Co., due 1/07/97                                 6,000      5,994,710
TransAmerica Co., due 1/10/97                            10,000      9,986,500
Weyerhaeuser Co., due
  1/14/97 - 2/14/97                                      17,500     17,429,317
                                                                  ------------
                                                                  $154,906,695
                                                                  ------------
U.S. Government and Agency
Obligations -- 61.4%
Federal Farm Credit Bank, due
  1/27/97 - 2/13/97                                     $21,705   $ 21,598,292
Federal Home Loan Bank, due 1/02/97
  - 5/05/97                                              69,470     69,103,059
Federal Home Loan Mortgage Corp.,
  due 1/07/97 - 3/03/97                                  37,225     37,028,855
Federal National Mortgage Assn., due
  1/09/97 - 6/10/97                                      88,494     87,492,031
Student Loan Marketing Assn., due
  1/02/97                                                30,000     29,994,792
Tennessee Valley Authority, due
  2/19/97                                                 6,000      5,957,534
                                                                  ------------
                                                                  $251,174,563
                                                                  ------------
  Total Investments, at Amortized Cost                            $406,081,258
Other Assets,
Less Liabilities -- 0.8%                                             3,084,068
                                                                  ------------
  Net Assets -- 100.0%                                            $409,165,326
                                                                  ============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996
Research Series
Stocks -- 97.1%
Issuer                                                 Shares         Value
U.S. Stocks -- 87.0%
Aerospace -- 5.7%
General Dynamics Corp.                                 37,700   $ 2,657,850
Lockheed Martin Corp.                                  51,900     4,748,850
McDonnell-Douglas Corp.                                80,900     5,177,600
United Technologies Corp.                              89,900     5,933,400
                                                                -----------
                                                                $18,517,700
                                                                -----------
Agricultural Products -- 1.7%
Case Corp.                                            100,200   $ 5,460,900
                                                                -----------
Apparel and Textiles -- 0.7%
Nike, Inc., "B"                                        24,000   $ 1,434,000
Reebok International Ltd.                              22,600       949,200
                                                                -----------
                                                                $ 2,383,200
                                                                -----------
Automotive -- 0.5%
Goodrich (B.F.) Co.                                    39,200   $ 1,587,600
                                                                -----------
Banks and Credit Companies -- 3.2%
Bank of Boston Corp.                                   38,400   $ 2,467,200
Chase Manhattan Corp.                                  52,312     4,668,846
Compass Bancshares Incorporated                         6,900       274,275
Crestar Financial Corp.                                14,700     1,093,313
Fleet/Norstar Financial Group, Inc.                    40,200     2,004,975
                                                                -----------
                                                                $10,508,609
                                                                -----------
Building -- 0.7%
Newport News Shipbuilding Inc.                        155,100   $ 2,326,500
                                                                -----------
Business Machines -- 0.9%
Affiliated Computer Services, Inc.,
  "A"*                                                  9,700   $   288,575
Sun Microsystems, Inc.*                               107,600     2,763,975
                                                                -----------
                                                                $ 3,052,550
                                                                -----------
Business Services -- 3.4%
AccuStaff, Inc.*                                      179,200   $ 3,785,600
ALCO Standard Corp.                                    62,600     3,231,725
DST Systems, Inc.*                                     73,700     2,312,338
Technology Solutions Co.*                              38,800     1,610,200
                                                                -----------
                                                                $10,939,863
                                                                -----------
Chemicals -- 4.1%
Air Products & Chemicals, Inc.                         81,900   $ 5,661,338
Betzdearborn, Inc.                                     11,700       684,450
Praxair, Inc.                                         154,200     7,112,475
                                                                -----------
                                                                $13,458,263
                                                                -----------
Computer Software -- Personal Computers -- 3.2%
Electronic Arts, Inc.*                                 79,400   $ 2,377,038
First Data Corp.                                       70,500     2,573,250
Microsoft Corp.*                                       67,200     5,552,400
                                                                -----------
                                                                $10,502,688
                                                                -----------
Computer Software -- Systems -- 6.3%
Adobe Systems, Inc.                                    56,600   $ 2,115,425
BMC Software, Inc.*                                    74,100     3,065,887
Cadence Design Systems, Inc.*                          75,200     2,989,200
Computer Associates International, Inc.                42,700     2,124,325
Compuware Corp.*                                       22,200     1,112,775
Oracle Systems Corp.*                                 146,250     6,105,937
Sybase, Inc.*                                          43,400       724,238
Synopsys, Inc.*                                        49,200     2,275,500
                                                                -----------
                                                                $20,513,287
                                                                -----------
Consumer Goods and Services -- 9.9%
Colgate-Palmolive Co.                                  60,300   $ 5,562,675
Estee Lauder Cos., "A"                                 34,100     1,734,837
Gillette Co.                                           67,800     5,271,450

Issuer                                                    Shares         Value
U.S. Stocks -- continued
Consumer Goods and Services -- continued
Philip Morris Cos., Inc.                                  57,600   $ 6,487,200
Procter & Gamble Co.                                      51,700     5,557,750
Revlon, Inc., "A"*                                        48,100     1,436,988
Sherwin Williams Co.                                      51,800     2,900,800
Tyco International Ltd.                                   61,500     3,251,812
                                                                   -----------
                                                                   $32,203,512
                                                                   -----------
Defense Electronics -- 0.7%
Loral Space & Communications Corp.*                      128,400   $ 2,359,350
                                                                   -----------
Electronics -- 1.1%
Analog Devices, Inc.*                                     43,600   $ 1,476,950
Lattice Semiconductor Corporation                         13,200       607,200
Xilinx, Inc.*                                             44,100     1,623,431
                                                                   -----------
                                                                   $ 3,707,581
                                                                   -----------
Entertainment -- 2.3%
Clear Channel Communications, Inc.*                       18,100   $   653,863
Hollywood Entertainment Corp.                             37,700       697,450
Jacor Communications, Inc., "A"*                          81,500     2,231,062
Showboat, Inc.                                            59,700     1,029,825
Viacom, Inc., "B"*                                        77,000     2,685,375
                                                                   -----------
                                                                   $ 7,297,575
                                                                   -----------
Financial Institutions -- 2.0%
Advanta Corp., "B"                                        83,800   $ 3,425,325
Union Planters Corp.                                      80,610     3,143,790
                                                                   -----------
                                                                   $ 6,569,115
                                                                   -----------
Food and Beverage Products -- 2.7%
Earthgrains Co.                                           36,200   $ 1,891,450
McCormick & Co., Inc.                                     79,300     1,868,506
PepsiCo, Inc.                                             57,800     1,690,650
Tyson Foods , Inc.                                        94,800     3,246,900
                                                                   -----------
                                                                   $ 8,697,506
                                                                   -----------
Forest and Paper Products -- 1.8%
Kimberly-Clark Corp.                                      60,600   $ 5,772,150
                                                                   -----------
Insurance -- 6.9%
Allstate Corp.                                            56,300   $ 3,258,362
Amerin Corp.*                                             31,400       808,550
Chubb Corp.                                               37,900     2,037,125
Cigna Corp.                                               38,800     5,301,050
Conseco, Inc.                                             27,100     1,727,625
Equitable of Iowa Cos                                     37,500     1,720,313
ITT Hartford Group, Inc.                                  41,400     2,794,500
PennCorp Financial Group, Inc.                           129,500     4,662,000
                                                                   -----------
                                                                   $22,309,525
                                                                   -----------
Medical and Health Products -- 3.4%
Pfizer, Inc.                                              29,600   $ 2,453,100
Pharmacia & Upjohn, Inc.                                  55,400     2,195,225
Rhone-Poulenc Rorer, Inc.                                 21,600     1,687,500
Uromed Corp.                                             165,000     1,608,750
Ventritex, Inc.*                                         111,000     2,733,375
Zoll Medical Corp.                                        21,000       225,750
                                                                   -----------
                                                                   $10,903,700
                                                                   -----------
Medical and Health Technology and Services -- 4.6%
Coventry Corp.*                                           64,200   $   594,853
Pacificare Health Systems, Inc., "A"*                     30,100     2,445,625
Pacificare Health Systems, Inc., "B"*                     22,800     1,943,700
Riscorp, Inc., "A"                                        23,900        86,638
St. Jude Medical, Inc.*                                  122,800     5,234,350
United Healthcare Corp.                                  100,100     4,504,500
                                                                   -----------
                                                                   $14,809,666
                                                                   -----------

Issuer                                                 Shares             Value
U.S. Stocks -- continued
Oils -- 2.6%
Barrett Resouces Corp.*                                47,400      $  2,020,425
Mobil Corp.                                            28,200         3,447,450
Newfield Exploration Co.                               42,600         1,107,600
Transocean Offshore, Inc.                              32,100         2,010,263
                                                                   ------------
                                                                   $  8,585,738
                                                                   ------------
Railroads -- 3.2%
Burlington Northern Santa Fe Railway Co.               34,600      $  2,988,575
Conrail, Inc.                                          20,676         2,059,847
Wisconsin Central Transportation
  Corp.*                                              135,500         5,369,187
                                                                   ------------
                                                                   $ 10,417,609
                                                                   ------------
Restaurants and Lodging -- 3.5%
HFS, Inc.*                                             89,900      $  5,371,525
Host Marriott Corp.                                   222,000         3,552,000
MGM Grand, Inc.*                                       59,900         2,089,013
Promus Hotel Corp.*                                    16,850           499,181
                                                                   ------------
                                                                   $ 11,511,719
                                                                   ------------
Special Products and Services -- 0.9%
Stanley Works                                         101,400      $  2,737,800
                                                                   ------------
Stores -- 3.3%
Ann Taylor Stores Corp.*                               89,800      $  1,571,500
CompUSA, Inc.                                         119,600         2,466,750
Gymboree Corp.*                                        83,600         1,912,350
Home Depot, Inc.                                       38,800         1,944,850
Lowes Co., Inc.                                        45,300         1,608,150
Staples, Inc.*                                         73,650         1,330,303
                                                                   ------------
                                                                   $ 10,833,903
                                                                   ------------
Supermarkets -- 1.3%
Safeway, Inc.*                                         97,200      $  4,155,300
                                                                   ------------
Telecommunications -- 4.2%
Ascend Communications , Inc.*                          13,500      $    838,687
Cabletron Systems, Inc.*                               54,200         1,802,150
Cisco Systems, Inc.*                                   46,600         2,964,925
Glenayre Technologies, Inc.*                          101,100         2,179,969
Lucent Technologies, Inc.                              47,500         2,196,875
MCI Communications Corp.                              115,100         3,762,331
                                                                   ------------
                                                                   $ 13,744,937
                                                                   ------------
Utilities -- Gas -- 2.2%
Coastal Corp.                                          73,800      $  3,606,975
PanEnergy Corp.                                        76,600         3,447,000
                                                                   ------------
                                                                   $  7,053,975
                                                                   ------------
  Total U.S. Stocks                                                $282,921,821
                                                                   ------------
Foreign Stocks -- 10.1%
Denmark -- 0.3%
ISS International Service System, "B"
  (Commercial Services)                                32,400      $    852,849
                                                                   ------------
Finland -- 0.8%
Huhtamaki OY (Conglomerates)                           45,300      $  2,106,473
TT Tieto OY (Computer Software --
  Systems)                                              7,100           599,985
                                                                   ------------
                                                                   $  2,706,458
                                                                   ------------
France -- 0.5%
Union des Assurances Federales S.A
  (Insurance)                                          12,700      $  1,567,297
                                                                   ------------
Germany -- 0.2%
Sap AG, Preferred (Computer Software
  -- Systems)                                           3,800      $    531,037
                                                                   ------------

Issuer                                                   Shares           Value
Greece -- 0.3%
Hellenic Telecom (Telecommunications)                    52,100   $     891,023
                                                                  -------------
Hong Kong -- 2.1%
Giordano International Ltd. (Stores)                  1,776,000   $   1,515,593
Wharf Holdings Ltd. (Real Estate)                       901,000       4,496,845
Wing Hang Bank Ltd. (Banks and Credit
  Companies)                                            191,000         866,835
                                                                  -------------
                                                                  $   6,879,273
                                                                  -------------
Italy -- 0.6%
Telecom Italia S.p.A
  (Telecommunications)                                1,469,600   $   2,095,625
                                                                  -------------
Philippines -- 0.2%
Pilipino Telegraph & Telephone Corp.
  (Telecommunications)                                  797,800   $     675,973
                                                                  -------------
South Korea -- 0.4%
Korea Mobile Telecom, ADR
  (Telecommunications)                                  100,857   $   1,298,534
                                                                  -------------
Sweden -- 2.1%
Astra AB, Free Shares, "B"
  (Pharmaceuticals)                                      90,700   $   4,378,621
Enator AB (Computer Software --
  Systems)                                                5,540         139,821
Enator AB (Computer Software --
  Systems)*                                              33,000         844,974
Nobel Biocare AB (Medical and Health
  Products)                                              77,250       1,360,235
                                                                  -------------
                                                                  $   6,723,651
                                                                  -------------
Switzerland -- 0.3%
Novartis AG (Pharmaceuticals)*                              927   $   1,061,688
                                                                  -------------
United Kingdom -- 2.3%
British Petroleum PLC, ADR (Oils)                        27,160   $   3,839,745
Jarvis Hotels PLC (Restaurants and
  Lodging)*+                                            627,700       1,731,355
Kwik-Fit Holdings PLC (Retail)                          418,000       1,557,556
Storehouse PLC (Retail)                                  91,900         406,990
                                                                  -------------
                                                                  $   7,535,646
                                                                  -------------
  Total Foreign Stocks                                            $  32,819,054
                                                                  -------------
  Total Stocks
    (Identified Cost, $283,393,336)                               $ 315,740,875
                                                                  -------------
Short-Term Obligations -- 7.3%

                                    Principal Amount
                                      (000 Omitted)
Federal Home Loan Bank, due 1/02/97                     $10,382   $  10,380,486
Federal Home Loan Mortgage Corp.,
  due 1/07/97 - 1/17/97                                   6,880       6,863,650
Federal National Mortgage Assn.,
  due 1/14/97                                             6,580       6,566,931
                                                                  -------------
  Total Short-Term Obligations, at Amortized
    Cost                                                          $  23,811,067
                                                                  -------------
  Total Investments
    (Identified Cost, $307,204,403)                               $ 339,551,942
Other Assets,
Less Liabilities -- (4.4)%                                          (14,162,729)
                                                                  -------------
  Net Assets -- 100.0%                                            $ 325,389,213
                                                                  -------------
          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996
Total Return Series
Non-Convertible Bonds -- 34.7%

                                                    Principal Amount
Issuer                                                 (000 Omitted)      Value
Aerospace -- 0.1%
Northrop Grumman Corp., 9.375s, 2024                        $1,145  $ 1,265,809
                                                                    -----------
Airlines -- 1.2%
Continental Airlines Pass-Thru Trust,
  9.5s, 2013                                                $  850  $   955,188
Continental Airlines Pass-Thru Trust,
  10.22s, 2014                                               2,000    2,342,019
Delta Air Lines, Inc., 8.5s, 2002                            1,600    1,694,096
Delta Air Lines, Inc., 10.375s, 2022                         1,625    2,045,664
Jet Equipment Trust, 9.41s, 2010##                           1,000    1,153,850
Jet Equipment Trust, 8.64s, 2012##                             972    1,061,924
Jet Equipment Trust, 11.44s, 2014##                          1,200    1,422,288
Jet Equipment Trust, 10.69s, 2015##                          1,000    1,216,910
Qantas Airways, Ltd., 7.5s, 2003##                           1,405    1,436,922
United Airlines Pass-Thru Trust,
  7.27s, 2013                                                1,500    1,452,465
United Airlines, Inc., 9.125s, 2012                            800      893,344
                                                                    -----------
                                                                    $15,674,670
                                                                    -----------
Banks and Credit Companies -- 1.8%
Advanta Capital Trust, 8.99s,
  2026##                                                    $1,650  $ 1,652,558
Advanta Corp., 7.47s, 2001                                   1,500    1,525,860
BankAmerica Corp., 8s, 2026                                  2,125    2,154,113
BT Institutional Capital Trust, 8.09s, 2026                  1,600    1,608,000
Capital One Bank, 6.75s, 2000                                4,800    4,794,000
Capital One Financial Corp., 7.25s, 2003                     1,500    1,481,250
First Chicago NBD Institutional
  Capital, 7.95s, 2026##                                       850      835,125
First USA Capital Trust, 9.33s, 2027                         2,500    2,497,425
MBNA Capital, 8.278s, 2026                                   1,700    1,706,375
Mellon Capital II, 7.995s, 2027                              2,200    2,200,000
NationsBank Capital Trust, 7.83s, 2026                       1,860    1,854,327
Peoples Bank of Bridgeport, 7.2s, 2006                         500      488,830
State Street Institutional Capital,
  7.94s, 2026                                                1,700    1,659,625
                                                                    -----------
                                                                    $24,457,488
                                                                    -----------
Building -- 0.1%
Owens Corning Fiberglass Corp.,
  8.875s, 2002                                              $  800  $   867,512
Owens Corning Fiberglass Corp., 9.9s,
  2015##                                                       800      882,000
                                                                    -----------
                                                                    $ 1,749,512
                                                                    -----------
Business Machines -- 0.1%
International Business Machines Corp.,
  7.125s, 2096                                              $1,400  $ 1,331,162
                                                                    -----------
Business Services -- 0.4%
Loewen Group International, Inc.,
  7.5s, 2001                                                $4,100  $ 4,105,125
Loewen Group International, Inc.,
  7.75s, 2001##                                              1,800    1,831,500
                                                                    -----------
                                                                    $ 5,936,625
                                                                    -----------

                                                    Principal Amount
Issuer                                             (000 Omitted)          Value
Cellular Telephones -- 0.1%
360 Communications, 7.5s, 2006                           $   800    $   793,528
                                                                    -----------
Construction Services -- 0.2%
Georgia Pacific Corp., 9.875s, 2021                      $ 2,825    $ 3,157,813
                                                                    -----------
Consumer Goods and Services -- 0.2%
Philip Morris Cos., Inc., 7.65s, 2008                    $ 2,800    $ 2,859,556
                                                                    -----------
Corporate Asset Backed -- 1.7%
AT&T Universal Card Master Trust,
  5.6508s, 2003                                          $18,000    $17,994,240
BCF LLC, 7.75s, 2026##                                       797        779,518
Continental Airlines, Inc., 9.5s, 2001##                   2,375      2,422,500
Merrill Lynch Mortgage Investors,
  Inc., 8.1421s, 2022+                                       514        432,081
Merrill Lynch Mortgage Investors,
  Inc., 91-C, "B", 8.9s, 2011                                347        366,340
                                                                    -----------
                                                                    $21,994,679
                                                                    -----------
Entertainment -- 0.9%
Circus Circus Enterprises, Inc., 6.7s, 2096              $ 1,700    $ 1,671,984
Time Warner Entertainment, Inc., 8.375s, 2023              3,175      3,219,037
Time Warner, Inc., 7.45s, 1998                             4,025      4,069,315
Time Warner, Inc., 7.95s, 2000                             1,600      1,652,304
Time Warner, Inc., 9.15s, 2023                             1,396      1,513,250
                                                                    -----------
                                                                    $12,125,890
                                                                    -----------
Financial Institutions -- 2.1%
ABN Amro Bank, 7.3s, 2026                                $ 3,200    $ 3,042,560
Alex Brown, Inc., 7.625s, 2005                             1,300      1,326,325
Auburn Hills Trust, 12s, 2020                              2,935      4,449,284
Contifinancial Corp., 8.375s, 2003                         1,275      1,313,250
First Merchants Acceptance Corp., 9.5s, 2006                 800        784,000
Humpuss Funding Corp., 7.72s, 2009##                         800        789,704
Lehman Brothers, Inc., 7.5s, 2026                          4,830      4,897,089
Lehman Brothers Holdings, Inc., 6.4s, 1999                 3,000      2,984,400
Lehman Brothers Holdings, Inc.,
  7.125s, 2003                                             1,600      1,598,768
Salton Sea Funding Corp., 7.37s, 2005                      1,575      1,572,748
Salton Sea Funding Corp., 7.84s, 2010                      1,575      1,583,615
Salton Sea Funding Corp., 8.3s, 2011                         800        828,520
Tosco Corp., 7.625s, 2006                                  1,900      1,961,598
United Cos. Financial Corp., 7.7s, 2004                      850        854,250
                                                                    -----------
                                                                    $27,986,111
                                                                    -----------
Food and Beverage Products -- 0.5%
Nabisco, Inc., 7.55s, 2015                               $ 3,345    $ 3,317,471
RJR Nabisco, Inc., 8.75s, 2004                             1,000      1,009,260
RJR Nabisco, Inc., 8.75s, 2007                             1,800      1,797,228
                                                                    -----------
                                                                    $ 6,123,959
                                                                    -----------
Foreign - U.S. Dollar Denominated -- 2.0%
Canadian Pacific Forest Products Ltd.,
  9.25s, 2002                                            $ 3,200    $ 3,251,136
City of Naples, 7.52s, 2006                                1,415      1,459,318

                                                    Principal Amount
Issuer                                                (000 Omitted)       Value
Foreign -- U.S. Dollar Denominated -- continued
Crown Cork & Seal Finance PLC, 7s, 2006                  $  825     $   817,872
Empresa Electric del Norts, 7.75s, 2006##                   575         586,500
Enersis S.A., 6.9s, 2006                                    750         731,993
Fairfax Financial Holdings Ltd., 8.3s, 2026               1,500       1,562,400
Financiera Energetica Nacional
  Colombia, 9.375s, 2006##                                  550         584,375
Gulf Canada Resources Ltd., 8.35s, 2006                   1,400       1,440,250
Hidroelectrica Alicura, 8.375s, 1999##                    2,200       2,178,000
Oleoducto Central S.A., 9.35s, 2005##                     1,200       1,212,000
Petroliam Nasional Berhad, 7.625s, 2026##                 1,600       1,612,912
Province of Quebec, Canada, 6.5s, 2006                      938         905,020
Republic of Argentina, 9.25s, 2001                          910         923,650
Republic of Colombia, 8.75s, 1999                         1,000       1,045,000
Republic of Colombia, 8.66s, 2016##                         600         630,000
Republic of Colombia, 8.7s, 2016                          2,340       2,256,953
Republic of South Africa, 8.375s, 2006                    3,100       3,099,938
Total Access Communication, 8.375s, 2006##                1,600       1,605,296
                                                                    -----------
                                                                    $25,902,613
                                                                    -----------
Forest and Paper Products -- 0.5%
Boise Cascade Corp., 9.85s, 2002                            $2,440  $ 2,759,323
Boise Cascade Corp., 7.35s, 2004                             1,500    1,520,625
Boise Cascade Corp., 7.43s, 2005                             1,000    1,015,000
Champion International Corp., 6.4s, 2026                     1,600    1,527,504
                                                                    -----------
                                                                    $ 6,822,452
                                                                    -----------
Insurance -- 1.6%
American Realty Corp., 7.45s, 2026##                        $1,600  $ 1,598,000
Equitable Life Assurance Society, 7.7s, 2015                 3,800    3,798,404
Liberty Mutual Insurance Co., 7.875s, 2026##                   800      802,792
Liberty Mutual Insurance Co., 8.2s, 2007##                   4,007    4,255,194
Metropolitan Life Insurance Co., 7.7s, 2015##                1,600    1,603,984
Nationwide Mutual Life Insurance Co.,
  7.5s, 2024##                                               3,200    2,982,464
New York Life Insurance Co., 7.5s, 2023                      1,200    1,162,704
Travelers Capital, 7.75s, 2036                               4,065    3,908,741
Travelers Group, Inc., 7.875s, 2025                          1,075    1,122,827
                                                                    -----------
                                                                    $21,235,110
                                                                    -----------
Oil Services -- 0.1%
Transcontinental Gas Pipe Line, 7.25s, 2026                 $1,500  $ 1,477,500
                                                                    -----------
Oils -- 0.8%
CITGO Petroleum, 7.875s, 2006                               $  800  $   815,680

                                              Principal Amount
Issuer                                           (000 Omitted)           Value
Oils -- continued
Enserch Exploration, Inc., 7.54s, 2009##         $ 1,500          $  1,477,500
Husky Oil Ltd., 7.125s, 2006                       1,600             1,600,064
Mitchell Energy & Development Corp.,
  5.1s, 1997                                       1,750             1,747,935
Mitchell Energy & Development Corp.,
  6.75s, 2004                                        800               747,120
Oryx Energy Co., 10s, 2001                           900               987,921
Oryx Energy Co., 8s, 2003                          1,000             1,011,750
Oryx Energy Co., 8.375s, 2004                      2,300             2,376,774
                                                                  ------------
                                                                  $ 10,764,744
                                                                  ------------
Real Estate -- 0.2%
Taubman Realty Group Ltd., 8s, 2001              $ 2,300          $  2,373,899
                                                                  ------------
Special Products and Services -- 0.2%
Mark IV Industries, Inc., 7.75s, 2006            $ 2,100          $  2,063,250
Stewart Enterprises, Inc., 6.7s, 2003              1,225             1,212,983
                                                                  ------------
                                                                  $  3,276,233
                                                                  ------------
Stores -- 0.1%
Price/Costco, Inc., 7.125s, 2005                 $ 1,000          $  1,000,120
                                                                  ------------
Telecommunications -- 1.8%
American Portable Telecom, Inc., 0s,
  2006##                                         $ 3,850          $  1,733,116
Continental Cablevision, Inc., 8.3s, 2006          1,350             1,452,938
Tele-Communications, Inc., 7.375s, 2000            6,790             6,753,470
Tele-Communications, Inc., 7.38s, 2001             1,500             1,514,550
Tele-Communications, Inc., 6.185s, 2003            2,730             2,716,350
Tele-Communications, Inc., 7.49s, 2003             3,400             3,431,586
Tele-Communications, Inc., 10.125s, 2022           5,000             5,490,100
Viacom, Inc., 7.625s, 2016                         1,200             1,102,500
                                                                  ------------
                                                                  $ 24,194,610
                                                                  ------------
U.S. Government Agencies
Federal National Mortgage Association -- 4.7%
FNMA, 7s, 2026                                   $ 5,957          $  5,824,443
FNMA, 7.5s, 2010 - 2011                            5,511             5,586,930
FNMA, 8s, 2026                                    50,498            51,445,261
                                                                  ------------
                                                                  $ 62,856,634
                                                                  ------------
U.S. Government Guaranteed
U.S. Treasury Obligations -- 9.2%
U.S. Treasury Notes, 9.125s, 1999                $17,950          $ 19,181,191
U.S. Treasury Notes, 6.5s, 2001                    5,200             5,256,888
U.S. Treasury Notes, 6.625s, 2001                  9,600             9,754,464
U.S. Treasury Notes, 7.5s, 2001                   24,900            26,211,234
U.S. Treasury Notes, 6.5s, 2006                   13,762            13,837,278
U.S. Treasury Bonds, 12s, 2005                     7,980            10,835,324
U.S. Treasury Bonds, 12s, 2013                     5,697             8,149,388
U.S. Treasury Bonds, 6.5s, 2026                    2,050             2,011,891
U.S. Treasury Bonds, 6.75s, 2026                  27,054            27,256,905
                                                                  ------------
                                                                  $122,494,563
Utilities -- Electric -- 3.4%                                     ------------
Arkansas Power & Light Co., 8.75s, 2026          $   300          $    309,060


                                              Principal Amount
Issuer                                             (000 Omitted)           Value
Utilities -- Electric -- continued
Central Maine Power Co., 7.45s, 1999                    $  800      $    796,048
Cleveland Electric Illuminating Co.,
  9.25s, 1999                                            4,000         4,175,840
Cleveland Electric Illuminating Co.,
  9.375s, 2017                                           2,700         2,769,147
Cleveland Electric Illuminating Co.,
  9s, 2023                                               1,550         1,554,154
Coastal Corp., 7.75s, 2035                               2,600         2,646,982
Edison Mission Energy Funding Corp.,
  7.33s, 2008 ##                                           475           481,522
El Paso Electric Co., 8.9s, 2006                         2,175         2,267,742
First PV Funding Corp., 10.3s, 2014                      1,120         1,192,800
First PV Funding Corp., 10.15s, 2016                     1,448         1,538,500
Long Island Lighting Co., 8.75s, 1997                    2,000         2,005,220
Long Island Lighting Co., 7.5s, 2007                     1,000           931,300
Long Island Lighting Co., 8.9s, 2019                     4,370         4,458,493
Long Island Lighting Co., 9s, 2022                       3,370         3,546,925
Long Island Lighting Co., 8.2s, 2023                       400           395,964
Long Island Lighting Co., 9.625s, 2024                   2,950         3,137,355
Louisiana Power & Light Co., 10.67s, 2017                  400           428,120
Louisiana Power & Light Co., 10.67s, 2017                1,075         1,150,540
Louisiana Power & Light Co., 8.75s, 2026                   325           327,031
Midland Cogeneration Venture Corp.,
  10.33s, 2002                                             648           688,975
Midland Funding Corp. II, "A", 11.75s, 2005              1,750         1,937,530
Montana Power Co., 7.875s, 2026                            200           201,750
Niagara Mohawk Power Corp., 8s, 2004                     2,200         2,113,496
Pacificorp Holdings, 7.2s, 2006##                        2,850         2,835,750
System Energy Resources, 7.38s, 2000                     1,800         1,794,690
Texas & New Mexico Power Co., 12.5s, 1999                1,400         1,520,890
                                                                    ------------
                                                                    $ 45,205,824
                                                                    ------------
Utilities -- Gas -- 0.7%
California Energy, Inc., 10.25s, 2004                   $1,900      $  2,002,125
Louis Dreyfus Natural Gas Corp.,
  9.25s, 2004                                              850           893,886
NGC Corp., 7.625s, 2026                                    875           888,081
Ras Laffan Liquefied Natural Gas,
  8.294s, 2014##                                         1,350         1,353,375
UtiliCorp. United, Inc., 8.45s, 1999                     3,790         3,964,833
                                                                    ------------
                                                                    $  9,102,300
                                                                    ------------
  Total Non-Convertible Bonds
    (Identified Cost, $460,504,152)                                 $462,163,404
                                                                    ------------

Convertible Bonds -- 0.7%
                                                    Principal Amount
Issuer                                               (000 Omitted)        Value
Advertising -- 0.1%
Omnicom Group, Inc., 4.25s, 2007##                   $  640         $   656,800
                                                                    -----------
Electronics -- 0.2%
ADT Operations, Inc., 0s, 2010                       $4,385         $ 2,850,250
                                                                    -----------
Insurance -- 0.1%
Equitable Cos., Inc., 6.125s, 2024                   $1,300         $ 1,503,125
                                                                    -----------
Medical and Health Technology and Services -- 0.1%
Ciba-Geigy AG, 6.25s, 2016##                         $  500         $   504,375
Roche Holdings, Inc., 0s, 2010##                      3,127           1,414,968
                                                                    -----------
                                                                    $ 1,919,343
                                                                    -----------
Special Products and Services -- 0.1%
Cemex, 4.25s, 1997##                                 $2,000         $ 1,932,500
                                                                    -----------
Steel -- 0.1%
USX-Marathon Group, 0s, 2005                         $2,400         $ 1,122,000
                                                                    -----------
  Total Convertible Bonds
    (Identified Cost, $9,051,997)                                   $ 9,984,018
                                                                    -----------

U.S. Stocks -- continued
U.S. Stocks -- 50.0%
                                                         Shares
Aerospace -- 3.7%
Allied Signal, Inc.                                      163,500    $10,954,500
General Dynamics Corp.                                    63,450      4,473,225
Lockheed Martin Corp.                                     47,000      4,300,500
Raytheon Co.                                             189,400      9,114,875
United Technologies Corp.                                308,800     20,380,800
                                                                    -----------
                                                                    $49,223,900
                                                                    -----------
Apparel and Textiles -- 0.5%
VF Corp.                                                  97,000    $ 6,547,500
                                                                    -----------
Automotive -- 1.9%
Dana Corp.                                               147,000    $ 4,795,875
Ford Motor Co.                                           198,289      6,320,462
General Motors Corp.                                      44,236      2,466,157
Goodrich (B.F.) Co.                                      286,100     11,587,050
                                                                    -----------
                                                                    $25,169,544
                                                                    -----------
Banks and Credit Companies -- 5.5%
Bank of Boston Corp.                                     123,800    $ 7,954,150
Bank of New York, Inc.                                   263,760      8,901,900
Chase Manhattan Corp.                                    159,032     14,193,606
Comerica, Inc.                                            22,000      1,152,250
Fleet Financial Group, Inc.                              173,000      8,628,375
National City Corp.                                      234,200     10,509,725
NationsBank Corp.                                        121,000     11,827,750
Northern Trust Corp.                                      57,000      2,066,250
Norwest Corp.                                            142,000      6,177,000
Washington Mutual, Inc.                                   38,708      1,676,540
                                                                    -----------
                                                                    $73,087,546
                                                                    -----------
Building
Newport News Shipbuilding Inc.                             7,200    $   108,000
                                                                    -----------
Business Machines -- 0.9%
Digital Equipment Corp.                                  150,500    $ 5,474,438
International Business Machines
  Corp                                                    39,500      5,964,500
                                                                    -----------
                                                                    $11,438,938
                                                                    -----------
Cellular Telephones -- 0.2%
Telephone & Data Systems, Inc.                            72,900    $ 2,642,625
                                                                    -----------
Chemicals -- 2.2%
Air Products & Chemicals, Inc.                            20,000    $ 1,382,500
Dow Chemical Co.                                          56,000      4,389,000
du Pont (E. I.) de Nemours & Co.,
  Inc                                                     87,000      8,210,625


Issuer                                                      Shares         Value
Chemicals -- continued
Praxair, Inc.                                               89,200   $ 4,114,350
Rohm & Haas Co.                                             95,400     7,787,025
Witco Corp.                                                127,000     3,873,500
                                                                     -----------
                                                                     $29,757,000
                                                                     -----------
Consumer Goods and Services -- 3.4%
American Brands, Inc.                                      102,700   $ 5,096,488
Colgate-Palmolive Co.                                       69,000     6,365,250
Dow-Corning LP                                              42,500     2,704,063
Olin Corp.                                                 112,000     4,214,000
Philip Morris Cos., Inc.                                   157,000    17,682,125
Rubbermaid, Inc.                                           119,300     2,714,075
Sherwin Williams Co.                                       117,400     6,574,400
                                                                     -----------
                                                                     $45,350,401
                                                                     -----------
Electrical Equipment -- 1.8%
Cooper Industries, Inc.                                     84,000   $ 3,538,500
General Electric Co.                                       158,000    15,622,250
Honeywell, Inc.                                             66,400     4,365,800
                                                                     -----------
                                                                     $23,526,550
                                                                     -----------
Electronics -- 0.1%
Analog Devices, Inc.                                        44,900   $ 1,520,988
                                                                     -----------
Financial Institutions -- 1.9%
American Express Co.                                       163,000   $ 9,209,500
Federal Home Loan Mortgage Corp.                            64,800     7,136,100
Southern National Corp.                                    264,000     9,570,000
                                                                     -----------
                                                                     $25,915,600
                                                                     -----------
Food and Beverage Products -- 1.3%
Anheuser Busch Cos., Inc.                                   47,000   $ 1,880,000
Dimon, Inc.                                                124,100     2,869,813
General Mills, Inc.                                        122,000     7,731,750
McCormick & Co., Inc.                                       77,500     1,826,094
PepsiCo, Inc.                                               98,600     2,884,050
                                                                     -----------
                                                                     $17,191,707
                                                                     -----------
Forest and Paper Products -- 0.3%
Weyerhaeuser Co.                                            95,000   $ 4,500,625
                                                                     -----------
Insurance -- 3.5%
Allstate Corp.                                             148,100   $ 8,571,288
Chubb Corp.                                                 96,700     5,197,625
Cigna Corp.                                                 72,500     9,905,313
St. Paul Cos., Inc.                                        134,000     7,855,750
Torchmark Corp.                                            155,000     7,827,500
Travelers Group, Inc.                                      149,236     6,771,584
                                                                     -----------
                                                                     $46,129,060
                                                                     -----------
Machinery -- 0.9%
Deere & Co., Inc.                                          213,500   $ 8,673,438
York International Corp.                                    69,300     3,872,138
                                                                     -----------
                                                                     $12,545,576
                                                                     -----------
Medical and Health Products -- 1.9%
American Home Products Corp.                               146,400   $ 8,582,700
Baxter International, Inc.                                 100,700     4,128,700
Pharmacia & Upjohn, Inc.                                   153,000     6,062,625
Rhone-Poulenc Rorer, Inc.                                   84,800     6,625,000
                                                                     -----------
                                                                     $25,399,025
                                                                     -----------
Medical and Health Technology and Services -- 0.9%
Columbia Healthcare Corp.                                  108,000   $ 4,401,000
St. Jude Medical, Inc.                                      51,800     2,207,975
United Healthcare Corp.                                    133,400     6,003,000
                                                                     -----------
                                                                     $12,611,975
                                                                     -----------
Metals and Minerals -- 0.6%
Aluminum Cos. of America                                    99,000   $ 6,311,250

Issuer                                                   Shares            Value
Metals and Minerals -- continued
Phelps Dodge Corp.                                    26,800         $ 1,809,000
                                                                     -----------
                                                                     $ 8,120,250
                                                                     -----------
Oil Services -- 0.8%
Schlumberger Ltd.                                     87,000         $ 8,689,125
Tenneco, Inc.                                         36,000           1,624,500
                                                                     -----------
                                                                     $10,313,625
                                                                     -----------
Oils -- 4.8%
Amoco Corp.                                          107,000         $ 8,613,500
Atlantic Richfield Co.                                59,500           7,883,750
Exxon Corp.                                           94,000           9,212,000
Mobil Corp.                                           71,800           8,777,550
Occidental Petroleum Corp.                           343,000           8,017,625
Sun Co., Inc.                                         25,558             622,976
Texaco, Inc.                                          86,000           8,438,750
Ultramar Diamond Shamrock Corp.                       63,700           2,014,513
USX-Marathon Group                                   437,000          10,433,375
                                                                     -----------
                                                                     $64,014,039
                                                                     -----------
Photographic Products -- 0.9%
Eastman Kodak Co.                                    149,000         $11,957,250
                                                                     -----------
Pollution Control -- 0.5%
Browning-Ferris Industries, Inc.                     126,800         $ 3,328,500
WMX Technologies, Inc.                               109,000           3,556,125
                                                                     -----------
                                                                     $ 6,884,625
                                                                     -----------
Railroads -- 1.4%
Burlington Northern Santa Fe                          98,000        $ 8,464,750
CSX Corp.                                             75,300          3,181,425
Illinois Central Corp.                               237,500          7,600,000
                                                                     -----------
                                                                     $19,246,175
                                                                     -----------
Real Estate -- 1.0%
Arden Realty, Inc.                                    58,200         $ 1,615,050
Hospitality Properties Trust                         175,000           5,075,000
Meditrust Corp.                                      108,200           4,328,000
National Health Investors, Inc.                       51,600           1,954,350
                                                                     -----------
                                                                     $12,972,400
                                                                     -----------
Special Products and Services -- 0.4%
Stanley Works                                        188,300         $ 5,084,100
                                                                     -----------
Stores -- 1.2%
May Department Stores Co.                             91,000         $ 4,254,250
Rite Aid Corp.                                        39,400           1,566,150
Sears, Roebuck & Co.                                 153,000           7,057,125
Wal-Mart Stores, Inc.                                142,000           3,248,250
                                                                     -----------
                                                                     $16,125,775
                                                                     -----------
Telecommunications
Tele-Communications, Inc.                             20,625         $   589,102
                                                                     -----------
Utilities -- Electric -- 3.0%
Allegheny Power Systems, Inc.                         93,600         $ 2,843,100
Carolina Power & Light Co.                           140,000           5,110,000
CMS Energy Corp.                                      85,000           2,858,125
Coastal Corp.                                        165,000           8,064,375
DPL, Inc.                                             72,000           1,764,000
FPL Group, Inc.                                      159,000           7,314,000
Peco Energy Co.                                       89,100           2,249,775
Pinnacle West Capital Corp.                          120,000           3,810,000
Portland General Corp.                                88,700           3,725,400
Texas Utilities Co.                                   55,500           2,261,625
                                                                     -----------
                                                                     $40,000,400
                                                                     -----------
Utilities -- Gas -- 2.0%
Eastern Enterprises                                  91,700          $ 3,243,888
El Paso Natural Gas Co.                               3,348              169,074
Enron Corp.                                          30,000              720,000
Pacific Enterprises                                  80,000            2,430,000


Issuer                                                     Shares          Value
U.S. Stocks -- continued
Utilities -- Gas -- continued
PanEnergy Corp.                                     187,000         $  8,415,000
Sonat, Inc.                                          70,000            3,605,000
UGI Corp.                                            75,000            1,678,125
Williams Cos., Inc.                                 187,500            7,031,250
                                                                    ------------
                                                                    $ 27,292,337
                                                                    ------------
Utilities -- Telephone -- 2.5%
Ameritech Corp.                                      76,800         $  4,656,000
AT&T Corp.                                           33,200            1,444,200
BellSouth Corp.                                     160,100            6,464,038
GTE Corp.                                           200,600            9,127,300
MCI Communications Corp.                            360,000           11,767,500
                                                                    ------------
                                                                    $ 33,459,038
                                                                    ------------
  Total U.S. Stocks                                                 $668,725,676
                                                                    ------------
Foreign Stocks -- 5.1%
Canada -- 0.1%
Canadian National Railway Co. (Railroads)            28,100         $  1,067,800
                                                                    ------------
Germany -- 0.4%
Henkel Kgaa, Preferred (Consumer Goods and
  Services)                                          96,200         $  4,833,448
                                                                    ------------
Netherlands -- 0.9%
Royal Dutch Petroleum Co., ADR (Oils)                71,100         $ 12,140,325
                                                                    ------------
New Zealand
Lion Nathan Ltd. (Food and Beverage Products)       235,500         $    564,031
                                                                    ------------
Spain -- 0.3%
Repsol S.A., ADR (Oils)                             122,000         $  4,651,250
                                                                    ------------
Sweden -- 0.5%
Astra AB, "A", ADR (Pharmaceuticals)                 91,200         $  4,468,800
Volvo AB, ADR (Automotive)                          111,000            2,414,250
                                                                    ------------
                                                                    $  6,883,050
                                                                    ------------
Switzerland -- 0.8%
Novartis AG (Pharmaceuticals)                         9,533         $ 10,922,109
                                                                    ------------
United Kingdom -- 2.1%
British Petroleum PLC, ADR (Oils)                   114,337         $ 16,164,393
SmithKline Beecham PLC, ADR (Medical and Health
  Products)                                         165,000           11,220,000
                                                                    ------------
                                                                    $ 27,384,393
                                                                    ------------
  Total Foreign Stocks                                              $ 68,446,406
                                                                    ------------
  Total Stocks
    (Identified Cost, $584,145,577)                                 $737,172,082
                                                                    ------------
Preferred Stocks -- 0.4%
Financial Institutions
Salomon, Inc.                                         6,800         $    409,700
                                                                    ------------
Oils -- 0.1%
USX-Marathon Capital, LLC, 8.75s                     63,100         $  1,601,163
                                                                    ------------
Utilities - Electric -- 0.2%
Long Island Lighting Co., 7.95s                      80,000         $  2,030,000
                                                                    ------------
Utilities - Gas -- 0.1%
El Paso Tennessee Gas Pipeline Co., 8.25s            16,000         $    818,000
                                                                    ------------
  Total Preferred Stock
    (Identified Cost, $4,712,200)                                   $  4,858,863
                                                                    ------------
Convertible Preferred Stocks - 1.8%
Agricultural Products - 0.4%
Case Corp., $4.50                                    35,300         $  4,686,075
                                                                    ------------

Issuer                                                   Shares            Value
Defense Electronics - 0.3%
Loral Space & Communications##                           68,600   $    3,875,900
                                                                  --------------
Financial Institutions - 0.1%
Finova Finance Trust                                     21,200   $    1,113,000
Tosco Financing Trust##                                   6,000          308,250
                                                                  --------------
                                                                  $    1,421,250
                                                                  --------------
Medical and Health Technology and Services - 0.1%
Service Corp. International Finance, LLC                 15,000   $    1,411,875
                                                                  --------------
Metals and Minerals - 0.2%
Timet Capital Trust I##                                  43,600   $    2,354,400
                                                                  --------------
Precious Metals and Minerals
Freeport-McMoRan Copper & Gold                           25,000   $      693,750
                                                                  --------------
Real Estate Investment Trusts
Security Capital Pacific Trust                           25,000   $      765,625
                                                                  --------------
Restaurants and Lodging - 0.5%
Host Marriott Financial Trust##                         116,700   $    6,199,688
                                                                  --------------
Utilities - Gas - 0.2%
Unocal Corp.                                             47,900   $    2,754,250
                                                                  --------------
  Total Convertible Preferred Stocks
    (Identified Cost, $21,787,479)                                $   24,162,813
                                                                  --------------
Short-Term Obligations -- 6.9%
                                    Principal Amount
                                      (000 Omitted)
Federal Farm Credit Bank,
  due 1/07/97 - 1/29/97                                 $ 6,260   $    6,254,404
Federal Home Loan Bank,
  due 1/2/97 - 2/14/97                                   29,545       29,471,854
Federal Home Loan Mortgage Corp.,
  due 1/6/97 - 2/13/97                                   38,900       38,755,170
Federal National Mortgage Assn.,
  due 1/14/97 - 2/14/97                                  16,940       16,880,212
                                                                  --------------
  Total Short-Term Obligations,
    at Amortized Cost                                             $   91,361,640
                                                                  --------------
  Total Investments
    (Identified Cost $1,171,563,058)                              $1,329,702,820
Other Assets,
Less Liabilities -- 0.4%                                               5,319,343
                                                                  --------------
  Net Assets -- 100.0%                                            $1,335,022,163
                                                                  ==============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996

Utilities Series
Stocks -- 79.0%
Issuer                                                    Shares           Value
Foreign Stocks -- 18.4%
Argentina -- 1.0%
Central Costanera, ADR (Utilities --
  Electric)##                                             22,100     $   679,575
                                                                     -----------
Brazil -- 1.9%
Centrais Eletricas Brasileiras, ADR,
  (Utilities -- Electric)                                 27,000     $   499,500
Telecomunicacoes Brasileiras S.A., ADR,
  (Telecommunications)                                    11,100         851,925
                                                                     -----------
                                                                     $ 1,351,425
                                                                     -----------
Canada -- 1.1%
TransCanada Pipelines Ltd., (Oils)                        22,000     $   385,000
BCE, Inc., (Telecommunications)                            8,000         382,000
                                                                     -----------
                                                                     $   767,000
                                                                     -----------
Chile -- 2.0%
Chilectra S.A., ADR, (Utilities --
  Electric)                                               15,000     $   798,750
Chilgener S.A., ADR, (Utilities --
  Electric)                                               17,000         354,875
Empresa Nacional de Electricidad, ADR,
  (Utilities -- Electric)                                 14,700         227,850
                                                                     -----------
                                                                     $ 1,381,475
                                                                     -----------
Italy -- 1.2%
Telecom Italia S.p.A.,
  (Telecommunications)                                   596,100     $   850,029
                                                                     -----------
Peru -- 2.0%
CPT Telefonica del Peru S.A., "B",
  (Utilities -- Telephone)                               139,200     $   259,997
Telefonica del Peru S.A., ADR,
  (Telecommunications)                                    61,250       1,156,094
                                                                     -----------
                                                                     $ 1,416,091
                                                                     -----------
Philippines -- 0.3%
Pilipino Telegraph & Telephone Corp.,
  (Telecommunications)                                   255,000     $   216,060
                                                                     -----------
Portugal -- 1.1%
Portugal Telecom S.A.,
  (Telecommunications)                                    13,200     $   376,413
Portugal Telecom S.A., ADR,
  (Telecommunications)                                    14,900         420,925
                                                                     -----------
                                                                     $   797,338
                                                                     -----------
South Korea -- 1.0%
Korea Mobile Telecom, ADR,
  (Telecommunications)                                    54,899     $   706,825
                                                                     -----------
Spain -- 2.4%
Iberdrola S.A., (Telecommunications)                      46,000     $   651,729
Empresa Nacional de Electricidad, ADR,
  (Utilities -- Electric)                                 10,500         735,000
Telefonica de Espana S.A., ADR,
  (Utilities -- Telephone)                                 4,600         318,550
                                                                     -----------
                                                                     $ 1,705,279
                                                                     -----------
United Kingdom -- 4.4%
National Grid Group, (Utilities --
  Electric)                                              195,000     $   651,444
National Power, (Utilities -- Electric)                   87,300         729,865
PowerGen PLC, (Utilities -- Electric)                    179,000       1,754,111
                                                                     -----------
                                                                     $ 3,135,420
                                                                     -----------
  Total Foreign Stocks                                               $13,006,517
                                                                     -----------

Issuer                                                   Shares            Value
U.S. Stocks -- 60.6%
Business Services -- 1.6%
Storage Trust Realty                                    41,000       $ 1,107,000
                                                                     -----------
Cellular Telephones -- 1.1%
Telephone & Data Systems, Inc.                          21,000       $   761,250
                                                                     -----------
Consumer Goods and Services -- 1.4%
Philip Morris Cos., Inc.                                 8,800       $   991,100
                                                                     -----------
Oils -- 1.2%
Noble Affiliates, Inc.                                   7,000       $   335,125
Union Pacific Resources Group, Inc.                     18,000           526,500
                                                                     -----------
                                                                     $   861,625
                                                                     -----------
Real Estate Investment Trusts -- 5.0%
Brandywine Realty Trust                                 39,900       $   778,050
First Industrial Realty Trust, Inc.                      5,900           179,213
Hospitality Properties Trust                            28,850           836,650
National Health Investors, Inc.                         15,600           590,850
Oasis Residential, Inc.                                 22,000           500,500
Prentiss Properties Trust*                              25,600           640,000
                                                                     -----------
                                                                     $ 3,525,263
                                                                     -----------
Restaurants and Lodging -- 3.9%
American General Hospitality Corp.                      40,700       $   966,625
Boykin Lodging Co.*                                     23,700           568,800
Innkeepers USA Trust                                    50,900           706,237
Winston Hotels, Inc.                                    39,100           532,738
                                                                     -----------
                                                                     $ 2,774,400
                                                                     -----------
Special Products and Services -- 0.9%
Shurgard Storage Centers Inc.                            6,000       $   177,750
Sovran Self Storage, Inc.                               15,000           468,750
                                                                     -----------
                                                                     $   646,500
                                                                     -----------
Telecommunications -- 3.1%
ICG Communications, Inc.*                               36,000       $   634,500
MFS Communications Co., Inc.*                           28,300         1,542,350
                                                                     -----------
                                                                     $ 2,176,850
                                                                     -----------
Utilities -- Electric -- 21.9%
Allegheny Power Systems, Inc.                           14,500       $   440,438
Boston Edison Co.                                       31,300           841,187
Cinergy Corp.                                           22,016           734,784
CMS Energy Corp.                                        45,700         1,536,662
Edison International                                    36,300           721,463
FPL Group, Inc.                                          9,500           437,000
GPU, Inc.                                               35,300         1,186,962
Illinova Corp.                                          43,950         1,208,625
Nipsco Industries, Inc.                                 18,100           717,213
Pacific Gas & Electric Co.                              27,800           583,800
Pinnacle West Capital Corp.                             20,850           661,988
Portland General Corp.                                  23,800           999,600
Public Service Company of Colorado                      20,300           789,162
Public Service Company of New Mexico*                   89,800         1,762,325
Sierra Pacific Resources                                71,100         2,044,125
Texas Utilities Co.                                     11,300           460,475
Unicom Corp.                                            13,000           352,625
                                                                     -----------
                                                                     $15,478,434
                                                                     -----------
Utilities -- Gas -- 12.6%
Atmos Energy Corp.                                       6,000       $   143,250
Coastal Corp.                                           13,100           640,262
Columbia Gas Systems, Inc.                              17,600         1,119,800
El Paso Natural Gas Co.                                 15,200           767,600
Energen Corp.                                            4,500           136,125
KN Energy, Inc.                                         23,000           902,750

Issuer                                                      Shares         Value
U.S. Stocks -- continued
Utilities -- Gas -- continued
PanEnergy Corp.                                         27,400       $ 1,233,000
Sonat, Inc.                                             13,000           669,500
Tejas Gas Corp.*                                         6,000           285,750
Utilicorp United, Inc.                                  33,700           909,900
Westcoast Energy, Inc.                                  26,900           450,575
Western Gas Resources, Inc.                             41,800           804,650
Williams Cos., Inc.                                     22,950           860,625
                                                                     -----------
                                                                     $ 8,923,787
                                                                     -----------
Utilities -- Telephone -- 7.9%
BellSouth Corp.                                          7,900       $   318,963
Frontier Corp.                                          17,100           386,887
GTE Corp.                                               28,500         1,296,750
MCI Communications Corp.                                46,000         1,503,625
NYNEX Corp.                                             16,000           770,000
Pacific Telesis Group                                   25,100           922,425
SBC Communications, Inc.                                 7,400           382,950
                                                                     -----------
                                                                     $ 5,581,600
                                                                     -----------
  Total U.S. Stocks                                                  $42,827,809
                                                                     -----------
  Total Common Stocks
    (Identified Cost, $48,966,770)                                   $55,834,326
                                                                     -----------
Convertible Preferred Stocks -- 0.3%
Argentina
Compania Inversiones Telephone, 7%,
  (Utilities -- Telephone)##
  (Identified Cost, $202,450)                            3,800       $   197,600
                                                                     -----------
Non-Convertible Bonds -- 18.0%
                                                  Principal Amount
                                                      (000 Omitted)
Airlines -- 0.4%
Delta Air Lines, Inc., 8.5s, 2002                          $  250   $   264,703
                                                                    -----------
Business Services -- 0.3%
Loewen Group International, Inc.,
  7.75s, 2001##                                            $  250   $   254,375
                                                                    -----------
Foreign -- U.S. Dollar Denominated -- 1.2%
Empresa Electric Del Norte, 7.75s, 2006##                  $  300   $   306,000
Empresa Electric Guacolda S.A., 7.6s, 2001##                  250       253,443
Enersis S.A., 6.9s, 2006                                      250       243,997
Hidroelectrica Alicura, 8.375s, 1999##                         25        24,750
                                                                    -----------
                                                                    $   828,190
                                                                    -----------
Forest and Paper Products -- 0.3%
Boise Cascade Co., 7.43s, 2005                             $  225   $   228,375
                                                                    -----------
Oils -- 1.8%
Husky Oil Ltd., 7.125s, 2006                               $  500   $   500,020
Tosco Corp., 7.625s, 2006                                     750       774,315
                                                                    -----------
                                                                    $ 1,274,335
                                                                    -----------
Telecommunications -- 0.4%
Continental Cablevision, Inc., 8.3s, 2006                  $  250   $   269,062
                                                                    -----------
U.S. Treasury Obligations -- 9.5%
U.S. Treasury Notes, 9.125s, 1999                          $  900   $   961,731
U.S. Treasury Notes, 7.5s, 2001                             1,615     1,700,046
U.S. Treasury Notes, 7.875s, 2004                           1,500     1,636,875
U.S. Treasury Notes, 6.5s, 2006                               400       402,188
U.S. Treasury Notes, 7s, 2006                                 100       103,891

                                                      Principal Amount
Issuer                                                 (000 Omitted)       Value
U.S. Treasury Obligations -- continued
U.S. Treasury Bonds, 12s, 2005                         $180   $   244,406
U.S. Treasury Bonds, 12s, 2013                          830     1,187,290
U.S. Treasury Bonds, 6.75s, 2026                        474       477,555
                                                              -----------
                                                              $ 6,713,982
                                                              -----------
Utilities -- Electric -- 3.4%
Arkansas Power & Light Co., 8.75s, 2026                $250   $   257,550
Coastal Corp., 7.75s, 2035                              250       254,517
First PV Funding Corp., 10.3s, 2014                     224       238,560
First PV Funding Corp., 10.15s, 2016                    270       286,875
Long Island Lighting Co., 9s, 2022                      250       263,125
Louisiana Power & Light Co., 8.75s, 2026                125       125,781
Montana Power Co., 7.875s, 2026                         250       252,188
Oryx Energy Co., 10s, 2001                              250       274,422
System Energy Resources, 7.38s, 2000                    250       249,263
Texas & New Mexico Power Co., 12.5s, 1999                50        54,318
UtiliCorp. United, Inc., 8.45s, 1999                    100       104,613
                                                              -----------
                                                              $ 2,361,212
                                                              -----------
Utilities -- Gas -- 0.7%
Louis Dreyfus Natural Gas Corp.,
  9.25s, 2004                                          $250   $   262,907
Transcontinental Gas Pipe Line,
  7.25s, 2026                                           250       246,250
                                                              -----------
                                                              $   509,157
                                                              -----------
  Total Non-Convertible Bonds
    (Identified Cost, $13,045,365)                            $12,703,391
                                                              -----------
Short-Term Obligation -- 0.3%
Ford Motor Credit Corp., due
  1/2/97, at Amortized Cost                            $230   $   229,955
                                                              -----------
  Total Investments
    (Identified Cost, $62,444,540)                            $68,965,272
Other Assets,
Less Liabilities -- 2.4%                                        1,714,906
                                                              -----------
  Net Assets -- 100.0%                                        $70,680,178
                                                              ===========

          See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1996
Value Series
Stocks -- 75.0%

Issuer                                                     Shares          Value
U.S. Stocks -- 66.3%
Aerospace -- 3.0%
AlliedSignal, Inc.                                          2,000       $134,000
B.E. Aerospace, Inc.*                                      11,100        301,087
Raytheon Co.                                                1,500         72,188
                                                                        --------
                                                                        $507,275
                                                                        --------
Advertising -- 0.8%
Outdoor Systems, Inc.                                       4,550       $127,969
                                                                        --------
Agricultural Products -- 1.4%
AGCO Corp.                                                  4,500       $128,813
Case Corp.                                                  1,800         98,100
                                                                        --------
                                                                        $226,913
                                                                        --------
Airlines
Midwest Express Holdings, Inc.                                200       $  7,200
                                                                        --------
Automotive -- 2.3%
Ford Motor Co.                                              4,400       $140,250
Goodrich (B.F.) Co.                                         3,500        141,750
Harvard Industries, Inc., "B"*                             22,800        102,600
                                                                        --------
                                                                        $384,600
                                                                        --------
Banks and Credit Companies -- 1.3%
Wells Fargo & Co.                                             800       $215,800
                                                                        --------
Building -- 0.6%
Newport News Shipbuilding Inc.                              7,100       $106,500
                                                                        --------
Business Machines -- 0.8%
Sun Microsystems, Inc.*                                     4,900       $125,869
                                                                        --------
Business Services -- 3.2%
ADT Ltd.*                                                  15,700       $359,137
ALCO Standard Corp.                                         3,300        170,362
Sabre Group Holding, Inc., "A"*                               100          2,788
                                                                        --------
                                                                        $532,287
                                                                        --------
Cellular Telephones -- 0.7%
Telephone & Data Systems, Inc.                              3,200       $116,000
                                                                        --------
Chemicals -- 1.2%
Betzdearborn, Inc.                                            300       $ 17,550
Dexter Corp.                                                4,500        143,438
NL Industries, Inc.                                         3,600         39,150
                                                                        --------
                                                                        $200,138
                                                                        --------
Computer Software -- Systems -- 2.6%
Adobe Systems, Inc.                                         2,600       $ 97,175
Cerner Corp.                                                4,800         74,400
Sybase, Inc.*                                              15,600        260,325
                                                                        --------
                                                                        $431,900
                                                                        --------
Consumer Goods and Services -- 3.3%
Philip Morris Cos., Inc.                                    1,620       $182,452
Tyco International Ltd.                                     6,200        327,825
UST, Inc.                                                   1,200         38,850
                                                                        --------
                                                                        $549,127
                                                                        --------
Containers -- 0.3%
Stone Container Corp.                                       3,800       $ 56,525
                                                                        --------
Defense Electronics -- 0.1%
Loral Space & Communications Corp.*                           900       $ 16,538
                                                                        --------
Electrical Equipment -- 0.2%
Honeywell, Inc.                                               200       $ 13,150
Rofin-Sinar Technologies Inc.                               2,000         23,500
                                                                        --------
                                                                        $ 36,650
                                                                        --------
Electronics -- 2.4%
Analog Devices, Inc.*                                       1,300       $ 44,037
Atmel Corp.*                                                5,400        178,875
Intel Corp.                                                   900        117,844

Issuer                                                        Shares       Value
U.S. Stocks -- continued
Electronics -- continued
Kulicke & Soffa Industries Inc.                                1,200    $ 22,800
LTX Corp.                                                      6,200      36,425
                                                                        --------
                                                                        $399,981
                                                                        --------
Entertainment -- 4.6%
American Radio Systems Corp., "A"*                             3,700    $100,825
Casino America, Inc.                                           5,200      16,575
Central European Media Enterprises Ltd.                        4,500     142,875
Chancellor Broadcast Corp., "A"*                               2,100      49,875
Cox Radio, Inc., "A"*                                          1,500      26,250
EZ Communications, Inc., "A"                                   2,000      73,250
Golden Bear Golf, Inc.*                                          300       3,375
Harrah's Entertainment, Inc.*                                  7,900     157,012
Harveys Casino Resorts                                         1,300      21,938
LIN Television Corp.*                                          3,400     143,650
Showboat, Inc.                                                 1,700      29,325
Univision Communications, Inc., "A"*                             100       3,700
                                                                        --------
                                                                        $768,650
                                                                        --------
Financial Institutions -- 3.2%
Beneficial Corp.                                               2,500    $158,438
Federal Home Loan Mortgage Corp.                               2,100     231,262
Union Planters Corp.                                           3,600     140,400
                                                                        --------
                                                                        $530,100
                                                                        --------
Food and Beverage Products -- 0.9%
Earthgrains Co.                                                  600    $ 31,350
Interstate Bakeries Corp.                                      2,400     117,900
                                                                        --------
                                                                        $149,250
                                                                        --------
Forest and Paper Products -- 1.1%
Kimberly-Clark Corp.                                           2,000    $190,500
                                                                        --------
Insurance -- 3.5%
Chubb Corp.                                                    2,300    $123,625
Cigna Corp.                                                      700      95,637
ITT Hartford Group, Inc.                                       1,900     128,250
PennCorp Financial Group, Inc.                                 6,400     230,400
                                                                        --------
                                                                        $577,912
                                                                        --------
Machinery -- 0.7%
Greenfield Industries Inc.                                       500    $ 15,313
Stewart & Stevenson Services, Inc.                             3,700     107,762
                                                                        --------
                                                                        $123,075
                                                                        --------
Medical and Health Products -- 2.4%
Lilly (Eli) & Co.                                                400    $ 29,200
Pharmacia & Upjohn, Inc.                                       4,200     166,425
Rhone-Poulenc Rorer, Inc.                                      2,200     171,875
Uromed Corp.                                                   3,400      33,150
                                                                        --------
                                                                        $400,650
                                                                        --------
Medical and Health Technology and Services -- 2.8%
Beverly Enterprises, Inc.                                      1,000    $ 12,750
Pacificare Health Systems, Inc., "A"*                            800      65,000
Regency Health Services, Inc.                                  3,500      33,687
St. Jude Medical, Inc.*                                        5,600     238,700
United Healthcare Corp.                                        2,700     121,500
                                                                        --------
                                                                        $471,637
                                                                        --------
Oil Services -- 0.3%
Tidewater, Inc.                                                1,000    $ 45,250
                                                                        --------
Oils -- 2.2%
Atlantic Richfield Co.                                           200    $ 26,500
Occidental Petroleum Corp.                                     5,500     128,563

Issuer                                                    Shares           Value
U.S. Stocks -- continued
Oils -- continued
SEACOR Holdings, Inc.                                      1,200     $    75,600
Texaco, Inc.                                               1,400         137,375
                                                                     -----------
                                                                     $   368,038
                                                                     -----------
Photographic Products -- 0.5%
Eastman Kodak Co.                                          1,000     $    80,250
                                                                     -----------
Printing and Publishing -- 1.7%
Gannett Co., Inc.                                          1,700     $   127,287
Pulitzer Publishing Co.                                    2,066          95,811
Scripps (E.W.) Howard, Inc.                                1,900          66,500
                                                                     -----------
                                                                     $   289,598
                                                                     -----------
Railroads -- 1.8%
Burlington Northern Santa Fe Railway
  Co                                                       1,600     $   138,200
Wisconsin Central Transportation Corp.*                    3,900         154,538
                                                                     -----------
                                                                     $   292,738
                                                                     -----------
Restaurants and Lodging -- 5.2%
FelCor Suite Hotels, Inc.                                  1,200     $    42,450
Host Marriott Corp.                                       25,000         400,000
Prime Hospitality Corp.                                   12,100         195,112
Promus Hotel Corp.*                                        4,400         130,350
Renaissance Hotel Group N.V.*                              1,300          30,550
Servico, Inc.                                              4,000          64,500
                                                                     -----------
                                                                     $   862,962
                                                                     -----------
Stores -- 2.8%
Ann Taylor Stores Corp.*                                   4,500     $    78,750
Gymboree Corp.*                                            3,100          70,912
Rite Aid Corp.                                             4,300         170,925
Sears, Roebuck & Co.                                       2,800         129,150
Talbots, Inc.                                                800          22,900
                                                                     -----------
                                                                     $   472,637
                                                                     -----------
Supermarkets -- 1.1%
Vons Cos., Inc.*                                           3,200     $   191,600
                                                                     -----------
Telecommunications -- 7.1%
Cabletron Systems, Inc.*                                   3,700     $   123,025
Cellular Communications International                     24,200         701,800
MCI Communications Corp.                                   9,300         303,994
U.S. Robotics Corp.*                                         700          50,400
                                                                     -----------
                                                                     $ 1,179,219
                                                                     -----------
Utilities -- Electric -- 0.2%
CMS Energy Corp.                                             800     $    26,900
Illinova Corp.                                               400          11,000
                                                                     -----------
                                                                     $    37,900
                                                                     -----------
  Total U.S. Stocks                                                  $11,073,238
                                                                     -----------
Foreign Stocks -- 8.7%
Finland -- 0.2%
Huhtamaki OY (Conglomerates)                                 800     $    37,200
                                                                     -----------
France -- 0.8%
Union des Assurances Federales S.A
  (Insurance)                                              1,100     $   135,750
                                                                     -----------
Hong Kong -- 1.2%
Cafe De Coral Holding (Electrical
  Equipment)                                             166,000     $    44,537
Giordano International Ltd. (Stores)                      30,000          25,601
Wharf Holdings Ltd. (Real Estate)                         12,000          59,891
Wing Hang Bank Ltd. (Banks and Credit
  Companies)                                              13,500          61,269
                                                                     -----------
                                                                     $   191,298
                                                                     -----------

Issuer                                                      Shares         Value
Foreign Stocks -- continued
Italy -- 0.3%
Fila Holdings S.p.A., ADR (Apparel and
  Textiles)                                                    500   $    29,063
Olivetti Group (Office Equipment)                           61,100        21,530
                                                                     -----------
                                                                     $    50,593
                                                                     -----------
New Zealand -- 1.9%
Lion Nathan Ltd. (Food and Beverage
  Products)                                                 19,200   $    45,985
Liu Chong Hing Bank (Financial
  Institutions)                                             16,000        26,687
Sky City Ltd. (Entertainment)                                5,700        31,049
Tranz Rail Holdings Ltd. ADR,
  (Railroads)                                               11,800       208,712
                                                                     -----------
                                                                     $   312,433
                                                                     -----------
Philippines -- 0.1%
Pilipino Telegraph & Telephone Corp.
  (Telecommunications)                                      27,000   $    22,877
                                                                     -----------
Portugal -- 0.1%
Banco Totta e Acores (Financial
  Institutions)##                                              800   $    15,092
                                                                     -----------
South Korea -- 1.1%
Korea Electric Power Corp., ADR
  (Utilities -- Electric)                                    4,700   $    96,350
Korea Mobile Telecom, ADR
  (Telecommunications)                                       6,180        79,568
                                                                     -----------
                                                                     $   175,918
                                                                     -----------
Sweden -- 0.9%
Enator AB (Computer Software --
  Systems)                                                     580   $    14,638
Enator AB (Computer Software --
  Systems)*                                                  3,500        89,619
Nobel Biocare AB (Medical and Health
  Products)                                                  2,800        49,303
                                                                     -----------
                                                                     $   153,560
                                                                     -----------
United Kingdom -- 2.1%
British Petroleum PLC, ADR (Oils)                            1,050   $   148,444
Jarvis Hotels PLC (Restaurants and
  Lodging)*+                                                27,600        76,128
Kwik-Fit Holdings PLC (Retail)                               9,400        35,026
Storehouse PLC (Retail)                                      8,200        36,315
PowerGen PLC (Utilities -- Electric)                         5,663        55,494
                                                                     -----------
                                                                     $   351,407
                                                                     -----------
  Total Foreign Stocks                                               $ 1,446,128
                                                                     -----------
  Total Stocks
    (Identified Cost, $12,036,837)                                   $12,519,366
                                                                     -----------
Bonds -- 1.4%
Entertainment
                                                     Principal Amount
                                                      (000 Omitted)
Harrah's Jazz Co., 14.25s, 2001
  (Identified Cost, $257,020)                          $   494       $   242,677
                                                                     -----------
Equity Put Options Purchased -- 1.1%
Description/Expiration Month/Strike Price
Standard & Poor's 500 Index/
  September/800                                        $     2       $    93,750
Standard & Poor's 500 Index/
  September/775                                              2            83,513
                                                                     -----------
  Total Equity Put Options Purchased
    (Premiums Paid, $171,447)                                        $   177,263
                                                                     -----------
                                                   Principal Amount
Issuer                                             (000 Omitted)       Value
Short-Term Obligation -- 20.9%
Federal Home Loan Bank, due
  1/02/97, at Amortized Cost                           3,500         $ 3,499,490
                                                                     -----------
  Total Investments
    (Identified Cost, $15,964,794)                                   $16,438,796
Other Assets,
Less Liabilities -- 1.6%                                                 261,059
                                                                     -----------
  Net Assets -- 100.0%                                               $16,699,855
                                                                     ===========

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996
World Asset Allocation Series
Stocks -- 59.2%

Issuer                                                    Shares           Value
Foreign Stocks -- 43.7%
Australia -- 1.6%
Q.B.E. Insurance Group Ltd.
  (Insurance)                                            132,245      $  695,991
Seven Network Ltd. (Entertainment)                       156,000         531,243
                                                                      ----------
                                                                      $1,227,234
                                                                      ----------
Canada -- 1.3%
Canadian National Railway Co.
  (Railroads)                                             27,000      $1,026,000
                                                                      ----------
Chile -- 0.4%
Chilectra S.A., ADR (Utilities --
  Electric)                                                6,500      $  346,125
                                                                      ----------
Finland -- 1.4%
Aamulehti Yhtymae OY II (Publishing)                       8,500      $  258,578
Huhtamaki OY (Conglomerates)                               7,000         325,503
TT Tieto OY (Computer Software --
  Systems)                                                 5,700         481,678
                                                                      ----------
                                                                      $1,065,759
                                                                      ----------
France -- 2.9%
Michelin (C.G.D.E.), "B" (Tire and
  Rubber)                                                  7,600      $  410,482
Rhone-Poulenc Rorer, Inc. (Medical
  and Health Products)                                    10,300         804,688
TOTAL S.A., "B" (Oils)                                     4,200         341,766
Union des Assurances Federales S.A
  (Insurance)                                              5,500         678,750
                                                                      ----------
                                                                      $2,235,686
                                                                      ----------
Germany -- 2.0%
Adidas AG (Apparel and Textiles)                           9,300      $  803,965
Henkel Kgaa, Preferred (Consumer
  Goods and Services)                                      8,150         409,487
Volkswagen AG (Automotive)                                   825         343,191
                                                                      ----------
                                                                      $1,556,643
                                                                      ----------
Greece -- 0.3%
Hellenic Telecom (Telecommunications)                     14,600      $  249,692
                                                                      ----------
Hong Kong -- 2.4%
Asia Satellite Telecommunications
  (Telecommunications)                                    11,800      $  275,825
Giordano International Ltd. (Stores)                     361,000         308,068
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric)                                 78,000         259,193
Hong Kong Land Holdings Ltd. (Real
  Estate)                                                112,515         312,792
Peregrine Investment Holdings
  (Finance)                                              131,000         224,431
Wing Hang Bank Ltd. (Banks and Credit
  Companies)                                             111,000         503,763
                                                                      ----------
                                                                      $1,884,072
                                                                      ----------
Indonesia -- 0.2%
Semen Gresik (Building Materials)                         36,500      $  117,493
                                                                      ----------
Italy -- 1.0%
Telecom Italia S.p.A
  (Telecommunications)                                   432,000      $  616,025
Telecom Italia S.p.A., Saving Shares
  (Telecommunications)                                    57,000         143,978
                                                                      ----------
                                                                      $  760,003
                                                                      ----------

Issuer                                                    Shares           Value
Foreign Stocks -- continued
Japan -- 8.6%
Bridgestone Corp. (Tire and Rubber)                       23,000      $  437,338
Canon, Inc. (Consumer Goods and
  Services)                                               32,000         708,038
DDI Corp. (Telecommunications)                               137         907,018
East Japan Railway Co. (Railroads)                            70         315,212
Eisai Co., Ltd. (Pharmaceuticals)                         14,000         275,886
Kinki Coca-Cola Bottling (Beverages)                      15,000         177,615
Kirin Beverage Corp. (Beverages)                          24,000         323,595
Matsushita Electric Industrial Co.
  (Electrical Equipment)                                  18,000         294,036
Murata Manufacturing Co., Ltd.
  (Electrical Equipment)                                   8,000         266,206
Nitto Denko Corp. (Industrials)                           33,000         484,875
Omron Corp. (Electronics)                                 19,000         357,995
Osaka Sanso Kogyo Ltd. (Chemicals)                        77,000         226,275
Takeda Chemical Industries
  (Chemicals)                                             36,000         756,093
TDK Corp. (Special Products and
  Services)                                                8,000         522,040
Ushio, Inc. (Electronics)                                 49,000         533,621
                                                                      ----------
                                                                      $6,585,843
                                                                      ----------
Malaysia -- 0.5%
New Straits Times Press Berhad
  (Printing and Publishing)                               67,500      $  390,297
                                                                      ----------
Netherlands -- 1.1%
IHC Caland NV (Transportation)                             5,700      $  325,837
Royal Dutch Petroleum Co. (Oils)                           3,000         526,294
                                                                      ----------
                                                                      $  852,131
                                                                      ----------
New Zealand -- 1.4%
Lion Nathan Ltd. (Food and Beverage
  Products)                                               66,700      $  159,749
Liu Chong Hing Bank (Financial
  Institutions)                                          221,000         368,619
Sky City Ltd. (Entertainment)                             98,300         535,451
                                                                      ----------
                                                                      $1,063,819
                                                                      ----------
Peru -- 0.4%
Telefonica del Peru S.A., ADR
  (Telecommunications)                                    14,350      $  270,856
                                                                      ----------
Philippines -- 0.5%
Alsons Cement Corp. (Construction
  Services)##                                            498,000      $  194,383
Pilipino Telegraph & Telephone Corp.
  (Telecommunications)                                   242,000         205,046
                                                                      ----------
                                                                      $  399,429
                                                                      ----------
Portugal -- 0.4%
Banco Totta e Acores (Financial
  Institutions)##                                         17,000      $  320,697
                                                                      ----------
Singapore -- 0.9%
Hong Leong Finance Ltd. (Financial
  Institutions)+                                           5,000      $   17,372
Mandarin Oriental International, Ltd.
  (Restaurants and Lodging)                              176,000         248,160
Singapore Finance (Financial
  Institutions)                                          268,000         431,084
                                                                      ----------
                                                                      $  696,616
                                                                      ----------

Issuer                                                   Shares            Value
Foreign Stocks -- continued
South Korea -- 1.1%
Korea Electric Power Corp. (Utilities
  -- Electric)                                           13,500      $   394,184
Korea Mobile Telecommunications
  (Telecommunications)                                      450          450,588
                                                                     -----------
                                                                     $   844,772
                                                                     -----------
Spain -- 2.0%
Acerinox S.A. (Iron and Steel)                            4,430      $   639,923
Cubiertas y Mzov S.A. (Consumer Goods
  and Services)                                           4,600          354,200
Repsol S.A. (Oils)                                       13,700          525,341
                                                                     -----------
                                                                     $ 1,519,464
                                                                     -----------
Sweden -- 4.0%
ABB AB, "B", (Electrical Equipment)                       8,200       $  928,892
Astra AB, Free Shares, "B"
  (Pharmaceuticals)                                      18,100          873,793
Enator AB (Computer Software --
  Systems)                                                3,260           82,278
Enator AB (Computer Software --
  Systems)*                                              16,300          417,366
Nobel Biocare AB (Medical and Health
  Products)                                              11,400          200,734
Sparbanken Sverige AB (Banks)                            32,000          549,376
                                                                     -----------
                                                                     $ 3,052,439
                                                                     -----------
Switzerland -- 0.7%
Novartis AG (Pharmaceuticals)*                              469      $   537,700
                                                                     -----------
Thailand -- 0.4%
Siam City Cement Co. Ltd. (Building
  Materials)                                              13,400     $    70,012
Total Access Communications Public
  Co., Ltd. (Telecommunications)                          35,000         241,500
                                                                     -----------
                                                                     $   311,512
                                                                     -----------
United Kingdom -- 8.0%
ASDA Group PLC (Retail)                                  382,000     $   804,964
British Aerospace PLC (Aerospace)                         32,700         715,957
British Petroleum PLC (Oils)                              48,373         580,108
British Petroleum PLC, ADR (Oils)                          1,700         240,338
Capital Radio PLC (Broadcasting)                          19,200         178,611
Jarvis Hotels PLC (Restaurants and
  Lodging)*+                                              96,500         266,171
Kwik-Fit Holdings PLC (Retail)                           117,000         435,967
Lloyds TSB Group PLC (Banks and
  Credit Companies)                                       62,676         462,793
PowerGen PLC (Utilities -- Electric)                     194,544       1,906,435
Storehouse PLC (Retail)                                  127,750         565,756
                                                                     -----------
                                                                     $ 6,157,100
                                                                     -----------
Venezuela -- 0.2%
Compania Anonima Nacional Telefonos
  de Venezuela, ADR
  (Telecommunications)*                                    5,900     $   165,937
                                                                     -----------
  Total Foreign Stocks                                               $33,637,319
                                                                     -----------

Issuer                                                     Shares          Value
U.S. Stocks -- 15.5%
Aerospace -- 0.5%
AlliedSignal, Inc.                                         2,000        $134,000
Boeing Co.                                                 1,700         180,837
Raytheon Co.                                               1,500          72,188
                                                                        --------
                                                                        $387,025
                                                                        --------
Apparel and Textiles -- 0.2%
Nike, Inc., "B"                                             2,600       $155,350
                                                                        --------
Automotive -- 0.5%
Ford Motor Co.                                              4,600       $146,625
Goodrich (B.F.) Co.                                         5,100        206,550
                                                                        --------
                                                                        $353,175
                                                                        --------
Banks and Credit Companies -- 0.3%
Wells Fargo & Co.                                             800       $215,800
                                                                        --------
Building -- 0.2%
Newport News Shipbuilding Inc.                              8,300       $124,500
                                                                        --------
Business Machines -- 0.1%
Sun Microsystems, Inc.*                                     4,600       $118,163
                                                                        --------
Business Services -- 0.5%
ADT Ltd.*                                                  10,200       $233,325
ALCO Standard Corp.                                         3,200        165,200
                                                                        --------
                                                                        $398,525
                                                                        --------
Cellular Telephones -- 0.3%
Telephone & Data Systems, Inc.                              5,400       $195,750
                                                                        --------
Chemicals -- 0.3%
Betzdearborn, Inc.                                            600       $ 35,100
du Pont (E. I.) de Nemours & Co.,
  Inc                                                       2,100        198,188
                                                                        --------
                                                                        $233,288
                                                                        --------
Computer Software -- Systems -- 0.9%
Adobe Systems, Inc.                                            800      $ 29,900
Oracle Systems Corp.*                                        7,400       308,950
Sybase, Inc.*                                               20,600       343,762
                                                                        --------
                                                                        $682,612
                                                                        --------
Consumer Goods and Services -- 1.1%
Colgate-Palmolive Co.                                        1,300      $119,925
Philip Morris Cos., Inc.                                     2,600       292,825
Tyco International Ltd.                                      6,900       364,837
UST, Inc.                                                    2,400        77,700
                                                                        --------
                                                                        $855,287
                                                                        --------
Containers -- 0.1%
Stone Container Corp.                                        4,200      $ 62,475
                                                                        --------
Electronics -- 0.5%
Atmel Corp.*                                                 7,900      $261,687
Intel Corp.                                                    900       117,844
                                                                        --------
                                                                        $379,531
                                                                        --------
Entertainment -- 1.2%
Casino America, Inc.                                         1,931      $  6,155
Chancellor Broadcast Corp., "A"*                               100         2,375
Clear Channel Communications, Inc.*                          3,600       130,050
Harrah's Entertainment, Inc.*                               24,300       482,963
LIN Television Corp.*                                        6,300       266,175
Showboat, Inc.                                               4,100        70,725
                                                                        --------
                                                                        $958,443
                                                                        --------
Financial Institutions -- 0.8%
Beneficial Corp.                                             3,300      $209,138
Federal Home Loan Mortgage Corp.                             1,650       181,706
Union Planters Corp.                                         6,700       261,300
                                                                        --------
                                                                        $652,144
                                                                        --------

Issuer                                                     Shares          Value

Food and Beverage Products -- 0.5%
Interstate Bakeries Corp.                                      1,500    $ 73,687
PepsiCo, Inc.                                                  9,500     277,875
                                                                        --------
                                                                        $351,562
                                                                        --------
Forest and Paper Products -- 0.2%
Kimberly-Clark Corp.                                           1,400    $133,350
                                                                        --------
Insurance -- 0.8%
Chubb Corp.                                                    2,700    $145,125
Cigna Corp.                                                      900     122,962
ITT Hartford Group, Inc.                                       1,600     108,000
Highlands Insurance Group, Inc.                                  200       4,050
PennCorp Financial Group, Inc.                                 7,600     273,600
                                                                        --------
                                                                        $653,737
                                                                        --------
Leisure
Argosy Gaming Corp.*                                           1,900    $  8,788
                                                                        --------
Machinery -- 0.2%
Stewart & Stevenson Services, Inc.                             4,800    $139,800
                                                                        --------
Medical and Health Products -- 0.7%
Pharmacia & Upjohn, Inc.                                      14,400    $570,600
                                                                        --------
Medical and Health Technology and Services -- 1.0%
Pacificare Health Systems, Inc., "B"*                          1,400    $119,350
St. Jude Medical, Inc.*                                       11,600     494,450
United Healthcare Corp.                                        2,900     130,500
                                                                        --------
                                                                        $744,300
                                                                        --------
Oil Services -- 0.2%
Tidewater, Inc.                                                3,200    $144,800
                                                                        --------
Oils -- 0.6%
Mobil Corp.                                                    1,300    $158,925
Occidental Petroleum Corp.                                     6,200     144,925
Texaco, Inc.                                                   1,700     166,812
                                                                        --------
                                                                        $470,662
                                                                        --------
Photographic Products -- 0.3%
Eastman Kodak Co.                                              2,700    $216,675
                                                                        --------
Printing and Publishing -- 0.3%
Gannett Co., Inc.                                              1,900    $142,263
Scripps (E.W.) Howard, Inc.                                    1,700      59,500
                                                                        --------
                                                                        $201,763
                                                                        --------
Railroads -- 0.5%
Burlington Northern Santa Fe Railway Co                        2,300    $198,662
Wisconsin Central Transportation Corp.*                        3,800     150,575
                                                                        --------
                                                                        $349,237
                                                                        --------
Restaurants and Lodging -- 0.8%
FelCor Suite Hotels, Inc.                                        400    $ 14,150
Host Marriott Corp.                                           26,400     422,400
Promus Hotel Corp.*                                            7,400     219,225
                                                                        --------
                                                                        $655,775
                                                                        --------
Stores -- 0.4%
Rite Aid Corp.                                                 5,100    $202,725
Sears, Roebuck & Co.                                           2,800     129,150
                                                                        --------
                                                                        $331,875
                                                                        --------
Supermarkets -- 0.4%
Vons Cos., Inc.*                                               4,900    $293,388
                                                                        --------
Telecommunications -- 0.3%
Cabletron Systems, Inc.*                                       4,900    $162,925
Cellular Communications International                          1,700      49,300
                                                                        --------
                                                                        $212,225
                                                                        --------

Issuer                                                     Shares          Value

Stocks -- continued
U.S. Stocks -- continued
Utilities -- Electric -- 0.3%
CMS Energy Corp.                                               2,600    $ 87,425
Illinova Corp.                                                 6,700     184,250
                                                                        --------
                                                                        $271,675
                                                                        --------
Utilities -- Telephone -- 0.5%
MCI Communications Corp.                                      12,800    $418,400
                                                                     -----------
  Total U.S. Stocks                                                  $11,940,680
                                                                     -----------
  Total Stocks
    (Identified Cost, $42,313,677)                                   $45,577,999
                                                                     -----------
Bonds -- 16.8%

                                 Principal
                                   Amount
                               (000 Omitted)
Foreign Bonds -- 7.7%
Australia -- 0.9%
Commonwealth of Australia, 9.75s, 2002     AUD                650       $575,307
Commonwealth of Australia, 9.5s, 2003                         150        132,763
                                                                        --------
                                                                        $708,070
                                                                        --------
Belgium -- 0.5%
Kingdom of Belgium, 8.75s, 2002           BEF               1,495       $ 55,612
Kingdom of Belgium, 7.25s, 2004                             8,910        310,288
                                                                        --------
                                                                        $365,900
                                                                        --------
Canada -- 1.2%
Government of Canada, 7.5s, 2003          CAD                 715       $564,309
Government of Canada, 7s, 2006                                500        380,573
                                                                        --------
                                                                        $944,882
                                                                        --------
Denmark -- 0.6%
Kingdom of Denmark, 6s, 1999              DKK                 719       $126,925
Kingdom of Denmark, 9s, 2000                                  444         85,882
Kingdom of Denmark, 8s, 2001                                  725        136,689
Kingdom of Denmark, 7s, 2007                                  614        106,044
                                                                        --------
                                                                        $455,540
                                                                        --------
France -- 0.5%
Government of France, 7s, 2000            FRF               1,649       $348,338
                                                                        --------
Germany -- 1.1%
Federal Republic of Germany, 7.125s, 2002 DEM                 401       $286,056
Federal Republic of Germany, 6.5s, 2005                       428        291,547
Treuhandanstalt Obligationen, 6.375s, 1999                    417        287,441
                                                                        --------
                                                                        $865,044
                                                                        --------
Ireland -- 0.5%
Republic of Ireland, 6.25s, 1999          IEP                  50       $ 85,201
Republic of Ireland, 8s, 2000                                 150        270,856
Republic of Ireland, 6.5s, 2001                                10         17,218
                                                                        --------
                                                                        $373,275
                                                                        --------

                                         Principal Amount
Issuer                                     (000 Omitted)                 Value
Foreign Bonds -- continued
Italy -- 0.8%
Republic of Italy, 9.5s, 2001                    ITL      825,000     $  597,456
Republic of Italy, 9.5s, 2006                               5,000          3,732
                                                                      ----------
                                                                      $  601,188
                                                                      ----------
Mexico -- 0.3%
United Mexican States, 7.563s, 2001##            $            250     $  250,575
                                                                      ----------
Spain -- 0.5%
Government of Spain, 8.4s, 2001                  ESP       19,610     $  165,115
Government of Spain, 10.5s, 2003                           18,330        171,515
                                                                      ----------
                                                                      $  336,630
                                                                      ----------
Sweden -- 0.3%
Kingdom of Sweden, 10.25s, 2000                  SEK        1,400     $  236,963
                                                                      ----------
United Kingdom -- 0.5%
United Kingdom Treasury, 7s, 2001                GBP          110     $  186,509
United Kingdom Treasury, 9.75s, 2002                          115        218,322
                                                                      ----------
                                                                      $  404,831
                                                                      ----------
  Total Foreign Bonds                                                 $5,891,236
                                                                      ----------
U.S. Bonds -- 9.1%
Aerospace -- 0.3%
BE Aerospace, Inc., 9.875s, 2006                             $250     $  262,500
                                                                      ----------
Automotive -- 0.7%
Exide Corp., 10s, 2005                                       $250     $  259,375
SPX Corp., 11.75s, 2002                                       250        279,375
                                                                      ----------
                                                                      $  538,750
                                                                      ----------
Building -- 1.0%
American Standard, Inc., 1s, 2005                            $250     $  232,500
Building Materials Corp., 1s, 2004                            300        259,500
Nortek, Inc., 9.875s, 2004                                    250        252,500
                                                                      ----------
                                                                      $  744,500
                                                                      ----------
Chemicals -- 0.3%
NL Industries, Inc., 11.75s, 2003                            $250     $  265,000
                                                                      ----------
Conglomerates -- 0.3%
E & S Holdings Corp., 10.375s, 2006##                        $200     $  207,500
                                                                      ----------
Consumer Goods and Services -- 1.6%
FoodBrands America, Inc., 10.75s, 2006                       $400     $  420,000
Revlon, Inc., 10.5s, 2003                                     200        210,000
Sealy Corp., 9.5s, 2003                                       350        353,500
Westpoint Stevens, Inc., 9.375s, 2005                         250        257,500
                                                                      ----------
                                                                      $1,241,000
                                                                      ----------
Containers -- 1.0%
Owens-Illinois, Inc., 11s, 2003                              $200     $  222,500
Silgan Corp., 11.75s, 2002                                    250        266,250
Stone Container Corp., 10.75s, 2002                           250        263,437
                                                                      ----------
                                                                      $  752,187
                                                                      ----------


                                         Principal Amount
Issuer                                     (000 Omitted)                 Value

U.S. Bonds -- continued
Entertainment -- 0.3%
Cinemark USA, Inc., 9.625s, 2008                              $250   $   250,000
                                                                     -----------
Machinery -- 0.3%
AGCO Corp., 8.5s, 2006                                        $250   $   256,563
                                                                     -----------
Medical and Health Technology and Services -- 0.3%
Tenet Healthcare Corp., 10.125s, 2005                         $200   $   221,500
                                                                    -----------
Oil Services -- 0.4%
Mesa Operating Co., 10.625s, 2006                             $250   $   271,250
                                                                    -----------
Oils -- 0.3%
Gulf Canada, 9.25s, 2004                                      $250   $   264,375
                                                                     -----------
Special Products and Services -- 0.7%
IMO Industries, Inc., 11.75s, 2006                            $250   $   232,500
Synthetic Industries, Inc., 12.75s, 2002                      $250       275,625
                                                                    -----------
                                                                     $   508,125
                                                                    -----------
Steel -- 0.7%
Kaiser Aluminum & Chemical Corp., 9.875s, 2002                $500   $   512,500
                                                                    -----------
Stores -- 0.3%
Jitney Jungle Stores of America, Inc., 12s, 2006              $250   $   264,375
Supermarkets -- 0.6%                                                 -----------
Grand Union Co., 12s, 2004                                    $250   $   263,750
Ralph's Grocery Co., 10.45s, 2004                              200       212,750
                                                                     $   476,500
                                                                     -----------
  Total U.S. Bonds                                                   $ 7,036,625
                                                                     -----------
  Total Bonds
    (Identified Cost, $12,166,060)                                   $12,927,861
                                                                     -----------
Preferred Stock -- 0.3%

                                                          Shares
Entertainment
Time Warner, Inc., "K", 10.25%
  (Identified Cost, $267,187)                                 250    $   271,250
                                                                     -----------
Warrants
Finance --
Peregrine Investment Holdings
  (Identified Cost, $1,215)                                 9,800    $     3,136
                                                                     -----------
Short-Term Obligations -- 23.1%
Federal Home Loan Bank, due 1/02/97                         3,475    $ 3,474,493
Federal Home Loan Mortgage Corp.,
  due 1/03/97-1/07/97                                       9,670      9,663,074
Federal National Mortgage Assn.,
  due 1/14/97                                               4,650      4,640,765
                                                                     -----------
  Total Short-Term Obligations, at
    Amortized Cost                                                   $17,778,332
                                                                     -----------

Call Options Purchased
                                              Principal Amount
                                                of Contracts
Description/Expiration Month/Strike Price      (000 Omitted)            Value

Italian Lire/Deutsche Marks January/995     ITL       373,127    $      1,866
Japanese Government Bonds January/104.076   JPY        35,000           2,800
 February/116.8                                        32,000           2,336
 March/114.25                                          33,000           1,320
 March/115.106                                         32,000           1,568
                                                                  -----------
  Total Call Options
    Purchased (Premiums Paid, $13,566)                           $      9,890
                                                                  -----------
  Total Investments
    (Identified Cost, $72,540,037)                               $ 76,568,468
                                                                  -----------
Put Options Written
Japanese Government Bonds
 January/104.076                            JPY        35,000    $     (1,085)
 February/116.8                                        32,000          (1,120)
 March/114.25                                          33,000          (5,148)
 March/115.106                                         32,000          (5,184)
                                                                  -----------
  Total Put Options Written
    (Premiums Received, $12,640)                                 $    (12,537)
                                                                  -----------
Other Assets,
Less Liabilities -- 0.6%                                         $    459,854
                                                                  -----------
  Net Assets -- 100.0%                                           $ 77,015,785
                                                                 ============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996
World Governments Series
Bonds -- 96.6%

Bonds -- continued

                                   Principal Amount
Issuer                               (000 Omitted)                    Value

Foreign Bonds -- 78.2%
Australia -- 6.3%
Commonwealth of Australia,
  8.75s, 2001                       AUD      3,985                 $ 3,370,489
Commonwealth of Australia,
  9.75s, 2002                                6,350                   5,620,303
                                                                   -----------
                                                                   $ 8,990,792
                                                                   -----------
Belgium -- 2.8%
Kingdom of Belgium, 9s, 1998        BEF     35,000                 $ 1,197,897
Kingdom of Belgium, 8.75s, 2002             25,000                     929,972
Kingdom of Belgium, 7.25s, 2004             30,000                   1,044,741
Kingdom of Belgium, 8.5s, 2007              20,000                     751,986
                                                                   -----------
                                                                   $ 3,924,596
                                                                   -----------
Canada -- 3.2%
Government of Canada, 9s, 2004      CAD      5,300                 $ 4,538,050
                                                                   -----------
Denmark -- 5.1%
Kingdom of Denmark, 6s, 1999        DKK      8,313                 $ 1,467,498
Kingdom of Denmark, 8s, 2001                27,332                   5,153,093
Kingdom of Denmark, 7s, 2007                 4,038                     697,401
                                                                   -----------
                                                                   $ 7,317,992
                                                                   -----------
Germany -- 12.9%
Federal Republic of Germany,
  6.875s, 1999                      DEM      5,350                 $ 3,708,661
Federal Republic of Germany,
  7.125s, 2002                               6,143                   4,382,153
German Unity Fund, 8.75s, 2000               1,334                     990,637
Treuhandanstalt Obligationen,
  6.375s, 1999                              13,288                   9,159,522
                                                                   -----------
                                                                   $18,240,973
                                                                   -----------
Ireland -- 9.3%
Republic of Ireland, 6.25s, 1999    IEP      3,800                 $ 6,475,279
Republic of Ireland, 9.25s, 2003             3,400                   6,671,796
                                                                   -----------
                                                                   $13,147,075
                                                                   -----------
Italy -- 10.7%
Republic of Italy, 8.313s, 1999     ITL  8,275,000                 $ 5,780,645
Republic of Italy, 8.313s, 1999          2,595,000                   1,823,209
Republic of Italy, 8.313s, 2006         10,095,000                   7,536,093
                                                                   -----------
                                                                   $15,139,947
                                                                   -----------
Japan -- 10.1%
Export Import Bank of Japan,
  4.375s, 2003                      JPY    710,000                 $ 6,915,903
International Bank of
  Reconstruction &
  Development, 4.5s, 2000                  481,000                   4,620,843

International Bank of
  Recontruction &
  Developement, 5.25s, 2002         JPY    270,000                  $ 2,731,504
                                                                    ------------
                                                                    $14,268,250
                                                                    ------------
New Zealand -- 2.7%
Government of New Zealand,
  8s, 2004                          NZD      5,200                  $ 3,829,937
                                                                    ------------
Spain -- 7.2%
Government of Spain, 8.4s, 2001     ESP      9,600                  $    80,832
Government of Spain, 10.1s, 2001           650,000                    5,760,260
Government of Spain, 7.9s, 2002            526,700                    4,332,185
                                                                    ------------
                                                                    $10,173,277
                                                                    ------------
Sweden -- 3.0%
Kingdom of Sweden, 11s, 1999        SEK     16,000                  $ 2,636,302
Kingdom of Sweden, 10.25s, 2000              9,600                    1,624,886
                                                                    ------------
                                                                    $ 4,261,188
                                                                    ------------
United Kingdom -- 4.9%
United Kingdom Treasury, 9s, 2000   GBP      1,900                  $ 3,425,972
United Kingdom Treasury,
  9.75s, 2002                                1,900                    3,607,052
                                                                    ------------
                                                                    $ 7,033,024
                                                                    ------------
  Total Foreign Bonds                                              $110,865,101
                                                                    ------------
U.S. Bonds -- 18.4%
U.S. Treasury Notes, 6.625s, 2001         $ 12,200                 $ 12,394,468
U.S. Treasury Notes, 6.25s, 2003            13,700                   13,682,875
                                                                    ------------
  Total U.S. Bonds                                                 $ 26,077,343
  Total Bonds
    (Identified Cost, $136,113,933)                                $136,942,444
                                                                    ------------
Short Term Obligation -- 0.8%
Federal Home Loan Bank, due
  1/02/97, at Amortized Cost              $  1,155                 $  1,154,832
                                                                    ------------
Call Options Purchased

                                                 Principal
                                                  Amount
                                               of Contracts
Description/Expiration Month/Strike Price      (000 Omitted)

Italian Lire/Deutsche Marks
  January/995
  (Premium Paid, $18,078)           ITL  7,284,975                 $     36,425
                                                                    ------------

Put Options Purchased -- continued
Put Options Purchased -- 2.1%
Deutsche Marks/British Pounds
 January/2.45                       DEM     19,370                 $    931,710
 January/2.56                               20,240                      385,470
 January/2.51                               19,845                      623,540
Swiss Francs/Deutsche Marks
 January/0.829                      CHF      7,578                      271,658
 February/0.84                               7,678                      196,337
 February/0.84                              12,984                      331,776

Put Options Purchased-continued
                                                 Principal
                                                  Amount
                                               of Contracts
Description/Expiration Month/Strike Price      (000 Omitted)       Value

 March/0.86                                    CHF   21,155    $     229,571
                                                               ---------------
  Total Put Options Purchased
    (Premiums Paid, $658,940)                                  $   2,970,062
                                                               ---------------
  Total Investments
    (Identified Cost, $137,945,784)                            $ 141,103,763
                                                               ---------------
Call Options Written
Deutsche Marks/British Pounds
  January/2.3682                               DEM   18,724    $          --
Swiss Francs/Deutsche Marks
  February/0.8265                              CHF   12,776              (77)
                                                               ---------------
  Total Call Options Written
    (Premiums Received, $110,515)                              $         (77)
                                                               ---------------
Put Options Written -- (1.6)%
Deutsche Marks/British Pounds
 January/2.45                                  DEM   19,370    $    (927,874)
 January/2.5105                                      19,849         (621,043)
Swiss Francs/Deutsche Marks
 January/0.829                                 CHF    7,578         (271,848)
 February/0.84                                       20,663         (528,346)
                                                               ---------------
  Total Put Options Written
    (Premiums Received, $957,278)                              $  (2,349,111)
                                                               ---------------
Other Assets,
Less Liabilities -- 2.1%                                       $   3,009,857
                                                               ---------------
  Net Assets -- 100.0%                                         $ 141,764,432
                                                               ===============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996
World Growth Series
Stocks -- 92.4%

Stocks -- continued

Issuer                                                   Shares         Value

Foreign Stocks -- 58.4%
Argentina -- 0.7%
Banco de Galicia y Buenos Aires S.A. de
  C.V., ADR (Banks and Credit Cos.)                       10,822     $  262,433
Mirgor Sacifia, ADR (Auto Parts)*##                       46,000         89,700
Perez Companc S.A. (Oils)                                 31,215        219,485
Siderar S.A.I.C. (Steel)*                                  7,200        167,400
Telefonica de Argentina, ADR (Utilities
  -- Telephone)                                            7,700        199,238
YPF Sociedad Anonima, ADR (Oils)                          17,120        432,280
                                                                     ----------
                                                                     $1,370,536
                                                                     ----------
Australia -- 0.4%
Q.B.E. Insurance Group Ltd. (Insurance)                  157,000     $  826,274
                                                                     ----------
Brazil -- 3.4%
Centrais Eletricas Brasile, ADR
  (Utilities -- Electric)                                 41,600     $  769,598
Cia Siderurgica de Tubarao (Steel)                        10,146        181,358
Companhia Energetica S.A., ADR
  (Utilities -- Electric)                                 10,400        348,398
Companhia Vale do Rio Doce, Preferred
  (Iron and Steel)                                        19,400        371,023
Itausa Investimentos Itau S.A
  (Conglomerate)                                         600,000        450,474
Petroleo Brasileiro S.A., Preferred
  (Oils)                                               8,500,000      1,354,074
Refrigeracao Parana S.A., ADR (Home
  Appliances)                                             31,000        348,748
Rhodia-Ster S.A., GDR (Chemicals)##                       24,300         69,861
Telecomunicacoes Brasileiras S.A., ADR
  (Telecommunications)                                    31,850      2,444,486
Usinas Siderurgicas de Minas Gerais
  S.A., ADR (Steel)##                                     48,400        494,888
                                                                     ----------
                                                                     $6,832,908
                                                                     ----------
Canada -- 0.9%
BioChem Pharma, Inc. (Biotechnology)*                     15,900     $  798,975
Canadian National Railway Co.
  (Railroads)                                             18,810        714,780
Loewen Group, Inc. (Business
  Services)##                                              6,900        269,394
                                                                     ----------
                                                                     $1,783,149
                                                                     ----------
Chile -- 0.2%
Chilectra S.A., ADR (Utilities-
  Electric)                                                7,690     $  409,493
                                                                     ----------
China -- 0.4%
Huaneng Power International, Inc., ADR
  (Utilities -- Electric) *                               10,000     $  225,000
Qingling Motors Co., "H" (Automotive)*                   368,000        203,413
Shanghai Petrochemical Co. Ltd.
  (Chemicals)*                                           646,000        196,289
Yizheng Chemical Fibre Co. Ltd.
  (Textiles)                                             552,000        134,182
                                                                     ----------
                                                                     $  758,884
                                                                     ----------
Colombia -- 0.5%
Banco Ganadero S.A., ADR (Financial
  Institutions)                                            8,800     $  232,100
Foreign Stocks -- continued
Colombia -- continued
Banco Industrial Colombiano, ADR (Banks
  and Credit Cos.)                                        22,900     $  475,175
Cementos Diamante S.A., ADR
  (Construction)##                                        26,800        335,000
                                                                     ----------
                                                                     $1,042,275
                                                                     ----------
Denmark -- 0.4%
ISS International Service System, "B"
  (Commercial Services)                                   29,300     $  771,249
                                                                     ----------
Egypt -- 0.2%
Suez Cement Co. S A E, GDR (Building
  Materials)##                                            26,000     $  405,600
                                                                     ----------
Finland -- 0.7%
Huhtamaki Oy (Conglomerates)                              28,400     $1,320,615
TT Tieto Oy (Computer Software --
  Systems)                                                 2,100        177,460
                                                                     ----------
                                                                     $1,498,075
                                                                     ----------
France -- 2.3%
Assurance General de France
  (Insurance)##                                           14,100     $  455,407
Michelin (C.G.D.E.), "B" (Tire and
  Rubber)                                                  8,500        459,090
Rhone-Poulenc Rorer, Inc.
  (Pharmaceuticals)                                        4,600        359,374
Rhone Poulenc SA (Pharmaceuticals)                        27,870        950,673
Societe Nationale Elf Aquitaine (Oils)                     9,900        901,612
TOTAL S.A., "B" (Oils)                                    10,500        854,413
Union des Assurances Federales S.A
  (Insurance)                                              5,300        654,067
                                                                     ----------
                                                                     $4,634,636
                                                                     ----------
Germany -- 2.8%
Adidas AG (Apparel and Textiles)                          14,138     $1,222,195
Henkel Kgaa, Preferred (Consumer Goods
  and Services)                                           26,870      1,350,044
Hoechst AG (Chemicals)                                    10,822        511,376
SAP AG, Preferred (Computer Software --
  Systems)                                                12,600      1,760,801
SAP AG, ADR (Computer Software --
  Systems)##                                               7,900        364,387
Volkswagen AG (Automotive)                                 1,054        438,453
                                                                     ----------
                                                                     $5,647,256
                                                                     ----------
Greece -- 0.3%
Hellenic Telecom (Telecommunications)                     18,200     $  311,260
Papastratos Cigarettes S.A. (Tobacco
  Products)                                               18,500        339,284
                                                                     ----------
                                                                     $  650,544
                                                                     ----------
Hong Kong -- 4.9%
Asia Satellite Telecommunications
  Holdings Ltd., ADR
  (Telecommunications)                                   352,500     $  818,124
Bank of East Asia Ltd. (Banks and Credit Cos.)            72,480        322,382
Cheung Kong Holdings Ltd. (Real Estate)                   68,000        604,473
Citic Pacific Ltd. (Conglomerate)                         56,000        325,109
Dah Sing Financial Group (Banks)                         189,600        769,774
Giordano International Ltd. (Stores)                     398,000        339,642

Issuer                                                   Shares         Value

Foreign Stocks -- continued
Hong Kong -- continued
Great Eagle Holdings (Real Estate)                       221,000     $  911,544
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric)                                258,000        857,330
Hysan Development (Real Estate)                          210,000        836,306
Li & Fung Ltd. (Toys)                                    141,000        124,883
Liu Chong Hing Bank (Finance)                            283,000        472,032
New World Development Co. (Real Estate)                   77,000        520,202
Nu Skin Asia Pacific, Inc. (Consumer Goods)                  500         15,436
Peregrine Investment Holdings (Finance)                   63,000        107,931
Swire Pacific Air Ltd., "A"
  (Transportation)                                        51,000        486,326
Wharf Holdings Ltd. (Real Estate)                        401,000      2,001,369
Wing Hang Bank Ltd. (Banks and Credit
  Companies)                                              70,000        317,687
Zhenhai Refining and Chemical Co., Ltd.,
  "H" (Oils)                                             240,000         88,440
                                                                     ----------
                                                                     $9,918,990
                                                                     ----------
India -- 1.9%
Bajaj Auto Ltd., GDR (Automotive)*                        20,000     $  665,000
East India Hotels (Lodging)                               13,000        305,500
India Gateway Fund Ltd. (Finance)+                        34,925        157,162
India Gateway Fund Ltd., Warrants
  (Finance)+                                               4,000           --
Industrial Credit & Investment Corp. of
  India Ltd. (Financial Institutions)                     58,000        565,500
ITC Ltd. (Conglomerate)                                   90,000        933,750
State Bank of India, GDR (Banks and
  Credit Cos.)                                            39,000        677,430
Tata Engineering & Locomotive Co. Ltd.
  (Autos and Trucks)                                      56,000        595,000
                                                                     ----------
                                                                     $3,899,342
                                                                     ----------
Indonesia -- 0.5%
Bank International Indonesia (Finance)                   176,390$       173,700
Indocement Tunggal Prakar (Retail)                       117,000        178,399
Mayora Indah (Food Processing)                            99,000         46,125
PT Gudang Garam (Tobacco)                                 64,000        276,493
PT Indofoods Suksesi Makmur (Food
  Processing)*                                            65,000        129,394
Semen Gresik (Building Materials)                         64,500        207,624
                                                                     ----------
                                                                     $1,011,735
                                                                     ----------
Ireland -- 0.4%
Allied Irish Banks (Banks and Credit
  Companies)                                             117,200$       787,085
                                                                     ----------
Israel -- 0.1%
Koor Industries Ltd., ADR (Conglomerate)                   4,600$        78,200
Teva Pharmaceutical Industries Ltd., ADR
  (Pharmaceuticals)                                        1,700         85,425
                                                                     ----------
                                                                     $  163,625
                                                                     ----------
Italy -- 1.6%
Fila Holdings S.p.A., ADR (Apparel and
  Textiles)                                                9,700     $  563,812


Issuer                                                   Shares         Value
Foreign Stocks -- continued
Italy -- continued
Gucci Group Designs N.V
  (Retail--Apparel)*                                      11,000     $  702,625
Industrie Natuzzi S.p.A., ADR
  (Furniture)                                             17,600        404,800
Instituto Nazionale delle Assicurazioni
  (Insurance)                                            270,200        351,665
Telecom Italia S.p.A
  (Telecommunications)                                   829,000      1,182,141
                                                                     ----------
                                                                     $3,205,043
                                                                     ----------
Japan -- 8.6%
Bank of Tokyo Mits (Banks and Credit
  Companies)                                              40,000    $   743,302
Bridgestone Corp. (Tire and Rubber)                       47,000        893,689
Canon, Inc. (Consumer Goods and
  Services)                                               63,000      1,393,948
Daikin Industries (Special Products)                      81,000        721,087
DDI Corp. (Telecommunications)                               150        993,084
East Japan Railway Co. (Railroads)                           164        738,494
Hirose Electric (Utilities Electric)                       6,600        382,763
Jusco Company (Consumer Goods)                            26,000        883,144
Keyence Corp. (Electronics)                                6,700        828,088
Kinki Coca-Cola Bottling (Beverages)                      33,000        390,750
Kirin Beverage Corp. (Beverages)                          53,000        714,605
Matsushita Electric Industrial Co.
  (Electrical Equipment)                                  50,000        816,765
Mitsubishi Heavy Industries Ltd.
  (Aerospace/Defense)                                    105,000        834,916
Nippon Telephone & Telegraph Co.
  (Telecommunications)                                        29        220,066
Nitto Denko Corp. (Industrials)                           54,000        793,430
Omron Corp., (Electronics)                                47,000        885,564
Osaka Sanso Kogyo Ltd. (Chemicals)                       107,000        314,432
Rohm Co. (Electronics)                                     8,000        525,495
Secom Co. (Electronics)                                   14,000        848,225
Sony Corp. (Electronics)                                  14,100        924,970
Takeda Chemical Industries (Chemicals)                    47,000        987,121
TDK Corp. (Special Products and
  Services)                                               14,000        913,568
Ushio, Inc. (Electronics)                                 75,000        816,767
                                                                     ----------
                                                                    $17,564,273
                                                                     ----------
Malaysia -- 1.7%
DCB Holdings Berhad (Finance)                            129,000    $   441,921
Genting Berhad (Entertainment)                           111,200        766,289
Malayan Banking Berhad (Finance)                          12,000        133,069
Petronas Gas Berhad (Oil and Gas)##                       57,000        237,030
Rothmans of Pall Mall (Tobacco Products)                  24,000        251,881
Sime Darby Berhad (Holding Company)                      180,000        709,307
Sungei Way Holdings Berhad (Diversified
  Operations)                                             42,000        124,752
Tenaga Nasional Berhad (Utilities --
  Electric)                                              120,000        575,050

Issuer                                                   Shares         Value
Foreign Stocks -- continued
Malaysia -- continued
United Engineers Berhad (Construction
  and Engineering)                                        27,000     $  243,802
                                                                     ----------
                                                                     $3,483,101
                                                                     ----------
Mexico -- 2.4%
Cemex S.A., "B" (Construction)                           105,687     $  380,762
Cifra S.A. de C.V. (Retail)                              152,300        185,802
Control Common Mex (Retail)                              242,000        224,500
Corporacion GEO S.A. de C.V. (Home
  Builders)##                                             24,500        495,928
Desc S.A. de C.V. (Conglomerate)                          19,000        103,824
Empresas ICA Sociedad Controladora S.A.,
  ADR (Engineering/Construction)*                         20,000        292,499
Fomento Economico Mexicano S.A., "B"
  (Brewery)                                              148,400        509,186
Gruma S.A.,"B" (Food)*                                    68,000        414,791
Grupo Carso S.A. de C.V. (Conglomerate)                   49,700        118,107
Grupo Carso, "A1" (Conglomerate)*                         78,700        417,052
Grupo Financiero Banamex (Finance)##                       8,255         16,259
Grupo Financiero Banamex, "B" (Finance)                  101,300        213,953
Grupo Financiero Inbursa S.A. de C.V
  (Finance)                                                1,734          5,927
Kimberly-Clark de Mexico S.A. de C.V
  (Forest and Paper Products)                             22,000        434,742
Telefonos de Mexico S.A. (Utilities --
  Telephone)                                             438,460        723,242
Tubos de Acero de Mexico S.A. (Steel)*                    23,500        373,061
                                                                     ----------
                                                                     $4,909,635
                                                                     ----------
Netherlands -- 0.8%
IHC Caland NV (Transportation)                             7,220     $  412,727
Royal Dutch Petroleum Co. (Oils)                           4,800        842,071
Stork N.V. (Machinery)                                    10,800        380,933
                                                                     ----------
                                                                     $1,635,731
                                                                     ----------
New Zealand -- 0.1%
Lion Nathan Ltd. (Food and Beverage
  Products)                                               62,700     $  150,169
                                                                     ----------
Norway -- 0.2%
Orkla Asa (Food Products)                                  6,385     $  440,939
                                                                     ----------
Pakistan -- 0.5%
Hub Power Co. Ltd., GDR (Utilities --
  Electric)*                                              33,800     $  667,550
Pakistan Telecommunications Corp., GDR
  (Utilities -- Telephone)*                                7,290        437,400
                                                                     ----------
                                                                     $1,104,950
                                                                     ----------
Peru -- 1.2%
Compania de Minas Buenaventura S.A
  (Mining)                                                60,000     $  438,125
CPT Telefonica del Peru S.A., "B"
  (Utilities -- Telephone)                               332,374        620,806
Credicorp Ltd. (Holding Company)*                         26,446        489,251
Minsur S.A. (Metals)                                      22,165         77,092
Telefonica del Peru S.A., ADR
  (Telecommunications)                                    38,000        717,250
                                                                     ----------
                                                                     $2,342,524
                                                                     ----------
Foreign Stocks -- continued
Philippines -- 0.2%
Alsons Cement Corp. (Construction
  Services)##                                            969,100     $  378,266
                                                                     ----------
Poland -- 0.9%
Bank Rozwoju Eksportu S.A. (Banks and
  Credit Cos.)                                            12,000     $  359,582
Bank Slaski S.A. w Katowicach (Banks and
  Credit Cos.)                                             3,800        386,620
Bydgoska Fabryka Kabli S.A. (Electrical
  Equipment)                                              57,500        350,610
Elektrim Spolka Akcyjna S.A. (Electrical
  Equipment)                                              49,500        448,432
Stomil Olsztyn S.A. (Tires and Rubber)*                   27,000        348,084
                                                                     ----------
                                                                     $1,893,328
                                                                     ----------
Portugal -- 1.4%
Banco Espirito Santo e Comercial de
  Lisboa S.A. (Banks and Credit Cos.)                     12,586     $  221,514
Banco Totta e Acores (Financial
  Institutions)##                                         41,500        782,878
Cimentos de Portugal S.A. (Building
  Materials)                                              12,746        274,491
Engil SGPS (Engineering and
  Construction)                                            9,079        104,379
Jeronimo Martins & Filho S.A. (Retail)                     1,640         84,613
Portugal Telecom S.A
  (Telecommunications)                                    16,200        457,650
Portugal Telecom S.A
  (Telecommunications)                                    22,710        647,601
Sonae Investimentos-Sociedade Gestora de
  Participacoes Sociais, S.A. (Retail)                     2,400         76,026
Telecel -- Comunicacaoes Pessoais S.A
  (Cellular Telecommunications)                            2,250        143,710
                                                                     ----------
                                                                     $2,792,862
                                                                     ----------
Russia -- 0.6%
Irkutskenergo (Utilities -- Electric)                          4       $114,000
Lukoil Oil Co., ADR (Oil and Gas)                         10,600        482,300
Mosenergo, ADR (Utilities --
  Electric)##                                             12,000        363,600
Rostelecom, RDC (Telecommunications)                           7        168,000
                                                                     ----------
                                                                     $1,127,900
                                                                     ----------
Singapore -- 0.7%
City Developments Ltd. (Real Estate)                     110,000     $  990,849
Hong Leong Finance Ltd. (Financial
  Institutions)+                                          51,000        177,195
Mandarin Oriental International, Ltd.
  (Restaurants and Lodging)                              218,000        307,380
                                                                     ----------
                                                                     $1,475,424
                                                                     ----------
South Africa -- 0.6%
Anglo American Corp. of South Africa
  Ltd. (Mining)                                            4,000     $  220,274
De Beers Centenary AG (Diamonds --
  Precious Stones)                                         7,500        214,927
Iscor Ltd. (Steel)                                       183,984        131,417
Liberty Life Association of Africa Ltd.
  (Insurance)                                             12,633        316,771

Sasol Ltd. (Oils)                                         20,000 $     237,382
South African Breweries Ltd. (Brewery)                     7,500       190,066
                                                                     ----------
                                                                 $   1,310,837
                                                                     ----------
South Korea -- 1.2%
Korea Electric Power Corp. (Utilities --
  Electric)                                                1,000 $      29,199
Korea Electric Power Corp., ADR
  (Utilities -- Electric)                                 26,500       543,250
Korea Mobile Telecom, ADR
  (Telecommunications)                                    96,099     1,237,275
New Korea Trust (Finance)                                 39,000       399,750
Samsung Display Devices Co. (Electrical
  Equipment)                                               2,330       133,577
Samsung Electronics Co.
  (Electronics)##                                          4,887        88,455
Samsung Electronics Co.
  (Electronics)##                                          1,472        23,552
Samsung Electronics Co.
  (Electronics)##                                             65         2,340
Samsung Electronics Co.
  (Electronics)##                                            216         8,802
                                                                     ----------
                                                                 $   2,466,200
                                                                     ----------
Spain -- 1.5%
Cubiertas y Mzov S.A. (Consumer Goods
  and Services)                                            8,700 $     669,901
Telefonica de Espana (Utilities --
  Telephone)                                              20,500       475,918
Acerinox S.A. (Iron and Steel)                             6,947     1,003,509
Repsol S.A. (Oils)                                        24,900       954,816
                                                                     ----------
                                                                 $   3,104,144
                                                                     ----------
Sweden -- 2.3%
ABB AB, "B" (Electrical Equipment)                        11,096 $   1,256,947
Astra AB (Pharmaceuticals)                                18,100       895,037
Astra AB, Free Shares, "B"
  (Pharmaceuticals)                                        2,038        98,383
Enator AB (Computer Software -- Systems)                     400        10,093
Enator AB (Computer Software --
  Systems)*                                               34,500       883,380
Nobel Biocare AB (Medical and Health
  Products)                                               39,400       693,761
Sparbanken Sverige AB (Banks)                             46,200       793,159
                                                                     ----------
                                                                 $   4,630,760
                                                                     ----------
Switzerland -- 1.0%
Logitech International (Computer
  Software)                                                2,800 $     398,655
Nestle AG, Registered Shares (Food and
  Beverage Products)                                         395       424,226
Novartis AG (Pharmaceuticals)*                             1,087     1,244,962
                                                                     ----------
                                                                    $2,067,843
                                                                     ----------
Taiwan -- 0.7%
Taipei Fund (Financial Services)*                            147    $1,323,000
Yageo Corp. (Electronics)*                                10,749       104,803
                                                                     ----------
                                                                    $1,427,803
                                                                     ----------
Thailand -- 0.7%
Phatra Thanakit Co. (Finance)                              9,300 $      26,471
Siam Cement Public Co. Ltd. (Building
  Materials)                                               1,800        56,428
Foreign Stocks -- continued
Thailand -- continued
Siam City Cement Co. Ltd. (Building
  Materials)                                              50,000 $     261,239
TelecomAsia Corp. Ltd. (Utilities --
  Telephone)*                                            115,000       239,891
Thai Euro Fund (Finance)+                                 27,000       803,790
                                                                     ----------
                                                                 $   1,387,819
                                                                     ----------
Turkey -- 0.4%
Alarko Holding A.S. (Diversified Holding
  Company)                                               358,800 $      57,150
Altinyildiz Men (Apparel and Textiles)                   712,800        97,080
Ege Biracilik ve Malt Sanayii A.S
  (Beverages)                                            287,150        61,646
Eregli Demir Celik (Manufacturing --
  Metals)                                                676,900        81,253
Kaplamin Ambalaj (Forest and Paper
  Products)                                              417,000        42,355
Migros Turk (Retail)                                     211,080       258,246
Netas Telekomunik (Telecommunications)                   323,000        73,070
Turkiye Garanti Bankasi (Finance)                      1,800,000        81,440
Yapi ve Kredi Bankasi (Finance)                        4,030,000       100,471
                                                                     ----------
                                                                 $     852,711
                                                                     ----------
United Kingdom -- 7.4%
ASDA Group PLC (Retail)                                  447,500  $    942,985
British Aerospace PLC (Aerospace)                         65,080     1,424,904
British Petroleum PLC (Oils)                              76,650       919,215
Capital Radio PLC (Broadcasting)                          40,330       375,175
Danka Business Systems, ADR (Business
  Services)                                               23,400       827,773
Dr. Solomons Group PLC (Computer
  Software -- Systems)                                    23,900       409,286
Inchcape PLC (Commercial Services)                        86,300       400,669
Jarvis Hotels PLC (Restaurants and
  Lodging)*+                                             477,600     1,317,338
Kwik-Fit Holdings PLC (Retail)                           338,400     1,260,946
Lloyds TSB Group PLC (Banks and Credit
  Companies)                                             104,757       773,512
Pace Micro Technology (Electronics)                      507,100     1,998,154
PowerGen PLC (Utilities -- Electric)                     153,400     1,503,241
Reuters Holdings, PLC, ADR (Broadcast
  Media)                                                  11,100       849,148
Smith (W.H.) Group PLC (Retail)                           55,300       405,485
Storehouse PLC (Retail)                                  270,100     1,196,168
Wimpey (George) PLC (Construction)                       198,100       424,229
                                                                   -----------
                                                                  $ 15,028,228
                                                                   -----------
Venezuela -- 0.7%
Compania Anonima Nacional Telefonos de
  Venezuela, ADR (Telecommunications)*                    48,900  $  1,375,313
                                                                  ------------
  Total Foreign Stocks
    (Identified Cost, $113,644,249)                               $118,567,459
                                                                  ------------
U.S. Stocks -- 34.0%
Apparel and Textiles -- 0.1%
Nine West Group, Inc.*                                     2,400  $    111,300
Automotive -- 0.1%                                                  ----------
APS Holding Corp., "A"*                                   12,300  $    190,650
                                                                    ----------
58

Business Machines -- 1.1%
Affiliated Computer Services, Inc., "A"*                    40,800   $ 1,213,800
Sun Microsystems, Inc.*                                     40,000     1,027,500
                                                                     -----------
                                                                     $ 2,241,300
                                                                     -----------
Business Services -- 5.2%
AccuStaff, Inc.*                                            11,900   $   251,387
ADT Ltd.*                                                   35,100       802,912
ALCO Standard Corp.                                          5,100       263,286
Computer Sciences Corp.*                                    10,700       878,735
CUC International, Inc.*                                    52,700     1,251,623
DST Systems, Inc.*                                          26,100       818,886
Employee Solutions, Inc.*                                   27,600       565,799
Equity Corp. International*                                  2,700        54,000
Forrester Research, Inc.                                       300         7,724
International Network Services*                                200         6,037
Learning Tree International, Inc.*                          65,850     1,942,573
Loewen Group, Inc.                                           4,000       156,498
Sabre Group Holding, Inc., "A"*                              4,200       117,074
Superior Consultant, Inc.                                    1,000        24,749
Technology Solutions Co.*                                   81,900     3,398,848
Thermo Fibergen Incorporated                                 7,900        82,949
                                                                     -----------
                                                                     $10,623,080
                                                                     -----------
Chemicals -- 0.1%
Betzdearborn, Inc.                                           3,000   $   175,500
Computer Software -- Personal Computers -- 0.7%                      ----------
Autodesk, Inc.                                                 300   $     8,400
First Data Corp.                                            31,802     1,160,773
Microsoft Corp.*                                             3,800       313,975
                                                                     -----------
                                                                     $ 1,483,148
                                                                     -----------
Computer Software -- Systems -- 8.7%
Adobe Systems, Inc.                                          2,400   $    89,698
BMC Software, Inc.*                                         85,400     3,533,419
Cadence Design Systems, Inc.*                               97,150     3,861,706
Computer Associates International, Inc.                     58,500     2,910,373
Compuware Corp.*                                            20,500     1,027,560
Information Management Resources, Inc.                         500        10,561
Ingram Micro, Inc.                                           1,500        34,498
Oracle Systems Corp.*                                      102,250     4,268,931
Parametric Technology Corp.*                                16,400       842,548
Sybase, Inc.*                                               19,800       330,411
Synopsys, Inc.*                                              4,400       203,498
USCS International, Inc.*                                    7,800       131,623
Viasoft, Inc.*                                               5,700       269,323
Xionics Document Technologies*                              16,400       204,998
                                                                     -----------
                                                                     $17,719,147
                                                                     -----------
Construction Services -- 0.4%
Shaw Group, Inc.                                            35,000   $   818,125
Consumer Goods and Services -- 0.9%                                  ----------
Carson, Inc.                                                37,100   $   514,763
Service Corp. International                                  3,000        84,000
Tyco International Ltd.                                     24,300     1,284,862
                                                                     ----------
                                                                     $ 1,883,625
                                                                     -----------
Electronics -- 2.8%
Actel Corp.                                                  7,800   $   185,250
Altera Corp.*                                               16,000     1,163,000
Analog Devices, Inc.*                                       18,500       626,687
Atmel Corp.*                                                10,300       341,188
Intel Corp.                                                  4,600       602,313


U.S. Stocks -- continued
Electronics -- continued
Lattice Semiconductor Corp.                                 10,600   $   487,600
Linear Technology Corp.                                     12,700       557,212
LSI Logic Corp.*                                            11,000       294,250
Teradyne, Inc.                                              24,400       594,750
Ultratech Stepper, Inc.                                      5,400       128,250
VLSI Technology, Inc.*                                      16,500       393,938
Xilinx, Inc.*                                                6,100       224,556
                                                                     -----------
                                                                     $ 5,598,994
                                                                     -----------
Entertainment -- 1.3%
Cox Radio, Inc., "A"*                                       22,800   $   399,000
Harrah's Entertainment, Inc.*                               42,700       848,663
Hollywood Entertainment Corp.                               23,800       440,300
International Speedway Corp.                                   500        10,250
Jacor Communications, Inc., "A"*                             3,000        82,125
LIN Television Corp.*                                       13,700       578,825
Sinclair Broadcast Group, Inc.                               3,300        85,800
Univision Communications, Inc., "A"*                         5,300       196,100
                                                                     -----------
                                                                      $2,641,063
                                                                      ----------
Financial Institutions -- 0.3%
Associates First Capital Corp., "A"                          1,800    $   79,425
Dean Witter Discover & Co., Inc.                             3,100       205,375
Franklin ReSources, Inc.                                     2,200       150,425
MBNA Corp.                                                   4,200       174,300
                                                                      ----------
                                                                      $  609,525
                                                                      ----------
Food and Beverage Products -- 0.1%
Earthgrains Co.                                              4,900    $  256,025
Machinery -- 0.1%                                                     ----------
S I Handling Systems, Inc.                                  10,000    $  150,625
Medical and Health Products -- 0.5%                                   ----------
Pharmacia & Upjohn, Inc.                                    21,700    $  859,863
Ventritex, Inc.*                                             4,200       103,425
                                                                     -----------
                                                                      $  963,288
                                                                      ----------
Medical and Health Technology
  and Services -- 1.7%
Columbia Healthcare Corp.                                      150    $    6,113
Foundation Health Corp.                                        200         6,350
HealthSource, Inc.*                                          8,900       116,813
HealthSouth Corp.*                                          29,100     1,123,987
Pacificare Health Systems, Inc., "B"*                        4,100       349,525
St. Jude Medical, Inc.*                                      3,700       157,712
United Healthcare Corp.                                     37,400     1,683,000
                                                                     -----------
                                                                      $3,443,500
                                                                      ----------
Oil Services
National Oilwell, Inc.                                         500    $   15,375
Offshore Energy Development Corp.                              100         1,525
                                                                     -----------
                                                                      $   16,900
                                                                      ----------
Oils -- 0.1%
Barrett Resouces Corp.*                                      5,200    $  221,650
Titan Exploration, Inc.*                                     2,000        24,000
                                                                     -----------
                                                                      $  245,650
                                                                      ----------
Pollution Control -- 0.3%
Republic Industries, Inc.                                      300    $    9,356
USA Waste Services, Inc.*                                   19,730       628,894
                                                                     -----------
                                                                      $  638,250
                                                                      ----------
Printing and Publishing
Pulitzer Publishing Co.                                          1    $       46
                                                                      ----------

Railroads -- 0.3%
Kansas City Southern Industries, Inc.                     4,900     $    220,500
Wisconsin Central Transportation Corp.*                   6,800          269,450
                                                                      ----------
                                                                    $    489,950
                                                                    ------------
Restaurants and Lodging -- 3.5%
Applebee's International, Inc.                           17,500     $    481,250
HFS, Inc.*                                               86,600        5,174,350
Promus Hotel Corp.*                                      31,300          927,262
Renaissance Hotel Group N.V.*                            25,400          596,900
United States Franchise Services, Inc.                      500            5,063
                                                                      ----------
                                                                    $  7,184,825
                                                                    ------------
Stores -- 1.1%
BT Office Products International, Inc.                    6,000     $     53,250
Corporate Express, Inc.*                                 19,400          571,087
General Nutrition Cos., Inc.*                            19,500          329,062
Linens N Things, Inc.*                                    3,100           60,838
Mazel Stores, Inc.                                          300            6,750
Micro Warehouse, Inc.*                                    2,800           32,900
Office Depot, Inc.*                                      16,200          287,550
Staples, Inc.*                                           50,600          913,963
                                                                    ------------
                                                                    $  2,255,400
                                                                    ------------
Technology
Spectrum Holobyte, Inc.*                                  5,900     $     44,250
Telecommunications -- 4.2%                                            ----------
Bay Networks, Inc.*                                         300     $      6,261
Cabletron Systems, Inc.*                                 31,000        1,030,748
Cisco Systems, Inc.*                                     45,900        2,920,385
Glenayre Technologies, Inc.*                             34,100          735,279
Hertiage Media Corp.                                     15,800          177,748
International Business Communications
  Systems, Inc.*+                                        12,600          124,990
Lucent Technologies, Inc.                                 8,000          369,998
Tel-Save Holdings, Inc.*                                    300            8,698
3Com Corp.*                                              16,100        1,181,336
WorldCom, Inc.*                                          72,200        1,881,710
                                                                    ------------
                                                                    $  8,437,153
                                                                    ------------
Transportation -- 0.2%
Transaction System Architects, Inc.*                     10,900     $    362,425
                                                                    ------------
Utilities -- Telephone -- 0.2%
MCI Communications Corp.                                 14,650     $    478,872
                                                                    ------------
  Total U.S. Stocks                                                 $ 69,062,616
                                                                    ------------
  Total Stocks
    (Identified Cost, $168,069,375)                                 $187,630,075
                                                                    ------------
Rights
Jeronimo Martins                                          1,640     $     28,039
Thermo Fibergen, Inc.                                     7,900           19,750
                                                                    ------------
  Total Rights
    (Identified Cost, $15,589)                                      $     47,789
                                                                    ------------
Warrants -- 0.8%
Intel Corp.                                              17,000     $  1,568,523
Sungei Way Holdings Berhad                                4,200            4,449
Thai Farmers Bank                                         1,588            1,254
                                                                    ------------
  Total Warrants
    (Identified Cost, $996,000)                                     $  1,574,226
                                                                    ------------


                                                 Principal Amount
Issuer                                            (000 Omitted)         Value
Convertible Bonds -- 0.1%
   Republic of Italy, 5s, 2001                       $  135        $    132,300
Ventritex, Inc., 5.75s, 2001                             30              47,325
  Total Convertible Bonds                                           ------------
    (Identified Cost, $165,000)                                         179,625
Short-Term Obligations -- 6.5%                                      ------------
Federal Home Loan Mortgage Corp.,
 due 1/21/97-2/04/97                                 $3,890        $  3,876,387
Ford Motor Credit Corp., due 1/02/97                  9,325           9,323,161
                                                                    ------------
  Total Short-Term Obligations,
    at Amortized Cost                                               $ 13,199,548
  Total Investments                                                 ------------
    (Identified Cost, $182,445,512)                                 $202,631,263
                                                                    ------------
Other Assets,
Less Liabilities -- 0.2%                                                 474,243
                                                                    ------------
  Net Assets -- 100.0%                                              $203,105,506
                                                                    ============

          See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1996
World Total Return Series
Stocks -- 57.6%



Issuer                                                     Shares        Value

Foreign Stocks -- 37.6%
Australia -- 1.4%
Australia & New Zealand Banking Group
  (Banks and Credit Cos.)                                 11,000      $   69,243
Q.B.E. Insurance Group Ltd. (Insurance)                   69,289         364,661
Seven Network Ltd. (Entertainment)                        28,900          98,416
                                                                      ----------
                                                                      $  532,320
                                                                      ----------
Canada -- 1.6%
Canadian National Railway Co.
  (Railroads)                                             10,400      $  395,200
Westcoast Energy, Inc. (Utilities --
  Gas)                                                    11,750         196,813
                                                                      ----------
                                                                      $  592,013
                                                                      ----------
Chile -- 0.2%
Chilectra S.A., ADR (Utilities --
  Electric)                                                  800      $   42,600
Enersis S.A., ADR (Utilities --
  Electric)                                                1,300          36,075
                                                                      ----------
                                                                      $   78,675
                                                                      ----------
Finland -- 0.9%
Huhtamaki OY (Conglomerates)                               6,000      $  279,003
OY Tamro AB (Pharmaceuticals)##                            8,000          53,367
                                                                      ----------
                                                                      $  332,370
                                                                      ----------
France -- 3.9%
Pin Printemps Redo (Real Estate
  Investment Trusts)                                         860     $   341,280
Rhone-Poulenc Rorer, Inc.
  (Pharmaceuticals)                                        3,900         304,687
Societe Nationale Elf Aquitaine (Oils)                     2,500         227,680
TOTAL S.A., ADR, (Oils)                                    5,545         223,186
TV Francaise (Entertainment)                               2,460         235,280
Union des Assurances Federales S.A
  (Insurance)                                              1,200         148,091
                                                                      ----------
                                                                      $1,480,204
                                                                      ----------
Germany -- 1.1%
Adidas AG (Apparel and Textiles)                           3,300      $  285,278
Henkel Kgaa, Preferred (Consumer Goods
  and Services)                                            2,400         120,585
                                                                      ----------
                                                                      $  405,863
                                                                      ----------
Greece -- 0.2%
Hellenic Telecom (Telecommunications)                      5,300      $   90,641
                                                                      ----------
Hong Kong -- 2.7%
Asia Satellite Telecommunications
  (Telecommunications)                                     1,400      $   32,725
Cafe de Coral Holding (Electrical
  Equipment)                                              50,000          13,415
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric)                                 32,000         106,335
Hong Kong Land Holdings Ltd. (Real
  Estate)                                                 77,000         214,060
Li & Fung Ltd. (Retail)                                   14,000          12,400
Swire Pacific Air Ltd., "A"
  (Transportation)                                        21,000         200,252
Wharf Holdings Ltd. (Real Estate)                         82,000         409,258
Wing Hang Bank Ltd. (Banks and Credit)                     8,000          36,307
                                                                      ----------
                                                                      $1,024,752
                                                                      ----------
Foreign Stocks -- continued
Italy -- 1.2%
Gucci Group Designs N.V. (Apparel and
  Textiles)                                                1,600      $  102,200
Instituto Nazionale delle Assicurazioni
  (Insurance)                                             44,000          57,266
Luxottica Group S.p.A., ADR (Consumer
  Goods and Services)                                      1,500          78,000
Telecom Italia S.p.A
  (Telecommunications)                                    51,500          73,438
Telecom Italia S.p.A. (Utilities --
  Telephone)                                              64,500         125,750
                                                                      ----------
                                                                      $  436,654
                                                                      ----------
Japan -- 5.9%
Canon, Inc. (Consumer Goods and
  Services)                                                7,000      $  154,883
DDI Corp. (Telecommunications)                                20         132,411
East Japan Railway Co. (Railroads)                            21          94,564
Eisai Co., Ltd. (Pharmaceuticals)                          5,000          98,531
Hirose Electric (Electrical Equipment)                     3,000         173,985
Kirin Beverage Corp. (Beverages)                          17,000         229,214
Matsushita Electric Industrial Co.
  (Electrical Equipment)                                  19,000         310,371
Murata Manufacturing Co., Ltd.
  (Electrical Equipment)                                   6,000         199,654
Osaka Sanso Kogyo Ltd. (Chemicals)                        18,000          52,895
Sony Corp. (Electronics)                                   5,000         328,003
Takeda Chemical Industries (Chemicals)                    10,000         210,026
Toyota Motor Corp. (Automotive)                            5,000         143,907
Ushio, Inc. (Electronics)                                  7,000          76,232
                                                                      ----------
                                                                      $2,204,676
                                                                      ----------
Netherlands -- 2.0%
IHC Caland NV (Transportation)                            3,400       $  194,359
Koninklijke Ahold NV, ADR (Real Estate
  Investment Trusts)                                       5,038         311,097
Royal Dutch Petroleum Co., ADR (Oils)                        950         162,212
Wolters Kluwer (Publishing)                                  704          93,576
                                                                      ----------
                                                                      $  761,244
                                                                      ----------
New Zealand -- 1.4%
Lion Nathan Ltd. (Food and Beverage
  Products)                                               98,200      $ 235,192
Sky City Ltd. (Entertainment)                             19,900         108,398
Telecom Corporation of New Zealand
  (Telecommunications)                                     2,415         195,615
                                                                      ----------
                                                                      $  539,205
                                                                      ----------
Peru -- 0.4%
Telefonica del Peru S.A., ADR
  (Telecommunications)                                     6,900      $  130,238
                                                                      ----------
Singapore -- 0.5%
Hong Leong Finance Ltd. (Financial
  Services)+                                               3,000     $    10,423
Mandarin Oriental International, Ltd.
  (Restaurants and Lodging)                               29,000          40,890
Singapore Press Holdings (Publishing)                      8,000         157,850
                                                                      ----------
                                                                      $  209,163
                                                                      ----------

South Korea -- 0.6%
Korea Electric Power Corp., ADR
  (Utilities -- Electric)                                  8,290    $   169,945
Korea Mobile Telecom, ADR
  (Telecommunications)                                     5,665         72,937
                                                                    -----------
                                                                    $   242,882
                                                                    -----------
Spain -- 1.9%
Acerinox S.A. (Iron and Steel)                               900    $   130,007
Iberdrola S.A. (Utilities -- Electric)                    26,600        376,869
Repsol S.A. (Oils)                                         5,550        212,821
                                                                    -----------
                                                                    $   719,697
                                                                    -----------
Sweden -- 3.4%
ABB AB, "B" (Electrical Equipment)                         3,480    $   394,212
Astra AB, Free Shares, "B"
  (Pharmaceuticals)                                        8,860        427,724
Enator AB (Computer Software -- Systems)                   1,600         40,382
Enator AB (Computer Software --
  Systems)*                                                8,000        204,842
Ericsson L M Telephone Co.
  (Telecommunications)                                     5,600        169,050
Hennes & Mauritz, "B", Free Shares
  (Retail)                                                   405         56,100
                                                                    -----------
                                                                    $ 1,292,310
                                                                    -----------
Switzerland -- 0.5%
Novartis AG (Pharmaceuticals)*                               160    $   183,318
                                                                    -----------
United Kingdom -- 7.4%
ASDA Group PLC (Retail)                                  143,000    $   301,335
British Aerospace PLC (Aerospace)                         12,000        262,736
British Petroleum PLC, ADR (Oils)                          2,844        402,070
Jarvis Hotels PLC (Restaurants and
  Lodging)*+                                              65,900        181,769
Kwik-Fit Holdings PLC (Retail)                            40,500        150,911
Lloyds TSB Group PLC (Banks and Credit
  Companies)                                              31,000        228,901
PowerGen PLC (Utilities -- Electric)                      55,305        541,962
Reuters Holdings, PLC, ADR (Publishing)                    2,350        179,775
Storehouse PLC (Retail)                                   69,600        308,232
Tomkins (Conglomerates)                                   45,600        210,929
                                                                    -----------
                                                                    $ 2,768,620
                                                                    -----------
Venezuela -- 0.4%
Compania Anonima Nacional Telefonos de
  Venezuela, ADR (Telecommunications)*                     4,800    $   135,000
                                                                    -----------
  Total Foreign Stocks                                              $14,159,845
                                                                    -----------
U.S. Stocks -- 20.0%
Aerospace -- 1.0%
General Dynamics Corp.                                     3,100    $   218,550
Lockheed Martin Corp.                                      1,313        120,139
Martin Marietta, Inc.                                      1,354         31,481
                                                                    -----------
                                                                    $   370,170
                                                                    -----------
Banks and Credit Companies -- 1.4%
Barnett Banks, Inc.                                        8,180    $   336,403
Norwest Corp.                                              4,800        208,800
                                                                    -----------
                                                                    $   545,203
                                                                    -----------
U.S. Stocks -- continued
Business Machines -- 0.7%
Digital Equipment Corp.*                                   2,200    $    80,025
International Business Machines Corp.                      1,125        169,875
                                                                    -----------
                                                                    $   249,900
                                                                    -----------
Chemicals -- 0.5%
Air Products & Chemicals, Inc.                             1,600    $   110,600
Praxair, Inc.                                              1,800         83,025
                                                                    -----------
                                                                    $   193,625
                                                                    -----------
Consumer Goods and Services -- 2.7%
Philip Morris Cos., Inc.                                   5,190    $   584,524
Tyco International Ltd.                                    7,900        417,712
                                                                    -----------
                                                                    $ 1,002,236
                                                                    -----------
Electrical Equipment -- 1.1%
General Electric Co.                                       4,350    $   430,106
                                                                    -----------
Financial Institutions -- 1.1%
American Express Co.                                       3,900    $   220,350
Associates First Capital Corp., "A"                          800         35,300
Federal Home Loan Mortgage Corp.                           1,400        154,175
                                                                    -----------
                                                                    $   409,825
                                                                    -----------
Food and Beverage Products -- 0.3%
McCormick & Co., Inc.                                      4,500    $   106,031
                                                                    -----------
Insurance -- 1.9%
Allstate Corp.                                             4,400    $   254,650
Cigna Corp.                                                2,300        314,238
Transamerica Corp.                                         1,800        142,200
                                                                    -----------
                                                                    $   711,088
                                                                    -----------
Machinery -- 0.3%
Deere & Co., Inc.                                          2,900    $   117,813
                                                                    -----------
Medical and Health Products -- 2.4%
Lilly (Eli) & Co.                                          2,996    $   218,708
Pharmacia & Upjohn, Inc.                                   5,500        217,938
Schering Plough Corp.                                      4,600        297,850
Warner-Lambert Co.                                         2,280        171,000
                                                                    -----------
                                                                    $   905,496
                                                                    -----------
Oils -- 2.0%
Exxon Corp.                                                2,600    $   254,800
Mobil Corp.                                                2,150        262,837
USX-Marathon Group                                        10,000        238,750
                                                                    -----------
                                                                    $   756,387
                                                                    -----------
Photographic Products -- 1.2%
Eastman Kodak Co.                                          5,480    $   439,770
                                                                    -----------
Printing and Publishing -- 0.7%
Gannett Co., Inc.                                          3,600    $   269,550
                                                                    -----------
Utilities -- Electric -- 2.7%
Coastal Corp.                                              5,600    $   273,700
FPL Group, Inc.                                            4,400        202,400
Illinova Corp.                                             6,200        170,500
Portland General Corp.                                     3,400        142,800
Sierra Pacific Resources                                   8,200        235,750
                                                                    -----------
                                                                    $ 1,025,150
                                                                    -----------
  Total U.S. Stocks                                                 $ 7,532,350
                                                                    -----------
  Total Stocks
    (Identified Cost, $20,191,385)                                  $21,692,195
                                                                    -----------

Bonds -- 33.8%

                                        Principal Amount
Issuer                                   (000 Omitted)                Value

Foreign Bonds -- 22.2%
Australia -- 3.6%
Commonwealth of Australia,
  9.75s, 2002                        AUD             450           $  398,289
Commonwealth of Australia,
  10s, 2002                                          550              494,656
Commonwealth of Australia,
  9.5s, 2003                                         500              442,544
                                                                   ----------
                                                                   $1,335,489
                                                                   ----------
Belgium -- 1.2%
Kingdom of Belgium, 8.75s, 2002      BEF           5,000           $  185,995
Kingdom of Belgium, 7.25s, 2004                    7,780              270,936
                                                                   ----------
                                                                   $  456,931
                                                                   ----------
Canada -- 4.3%
Government of Canada, 7.5s, 2003     CAD           1,105           $  872,114
Government of Canada, 7s, 2006                     1,000              761,147
                                                                   ----------
                                                                   $1,633,261
                                                                   ----------
Denmark -- 1.9%
Kingdom of Denmark, 6s, 1999         DKK           1,625           $  286,862
Kingdom of Denmark, 8s, 2001                         985              185,709
Kingdom of Denmark, 7s, 2007                       1,494              258,028
                                                                   ----------
                                                                   $  730,599
                                                                   ----------
Germany -- 4.7%
Federal Republic of Germany,
  7.125s, 2002                       DEM             793           $  565,692
Federal Republic of Germany,
  6.5s, 2005                                         872              593,992
Treuhandanstalt Obligationen,
  6.375s, 1999                                       873              601,766
                                                                   ----------
                                                                   $1,761,450
                                                                   ----------
Ireland -- 1.2%
Republic of Ireland, 6.25s, 1999     IEP             200           $  340,804
Republic of Ireland, 8s, 2000                         55               99,314
                                                                   ----------
                                                                   $  440,118
                                                                   ----------
Italy -- 2.0%
Republic of Italy, 8.313s, 1999      ITL         800,000           $  558,854
Republic of Italy, 8.313s, 2001                   35,000               25,346
Republic of Italy, 8.313s, 2006                  220,000              164,234
                                                                   ----------
                                                                   $  748,434
                                                                   ----------
Spain -- 1.1%
Government of Spain, 8.4s, 2001      ESP          25,090           $  211,257
Government of Spain, 10.5s, 2003                  23,450              219,423
                                                                   ----------
                                                                   $  430,680
                                                                   ----------
Sweden -- 0.8%
Kingdom of Sweden, 10.25s, 2000      SEK           1,700           $  287,740
                                                                   ----------
United Kingdom -- 1.4%
United Kingdom Treasury, 7s, 2001    GBP             300           $  508,661
                                                                   ----------
  Total Foreign Bonds                                              $8,333,363
U.S. Bonds -- 11.6%                                                ----------
U.S. Federal Agencies -- 3.2%
FNMA, 8s, 2026                                    $1,188           $1,210,275
                                                                   ----------
U.S. Treasury Obligations -- 8.4%
U.S. Treasury Notes, 5.875s, 1998                 $1,700           $1,699,728
U.S. Treasury Notes, 6.25s, 2001                     945              945,888
U.S. Treasury Notes, 6.875s, 2006                    500              515,235
                                                                   ----------
                                                                   $3,160,851
                                                                   ----------
  Total U.S. Bonds                                                 $4,371,126
                                                                   ----------
  Total Bonds (Identified Cost, $11,017,449)                      $12,704,489
                                                                   ----------
Short Term Obligations -- 8.3%
Federal Home Loan Bank, due
  1/02/97, at Amortized Cost                      $3,135          $ 3,134,543
                                                                   ----------
Call Options Purchased
                                              Principal Amount
                                                of Contracts
Description/Expiration Month/Strike Price      (000 Omitted)

Italian Lire/Deutsche Marks/
  January/995                           ITL         738,607        $    3,693
Japanese Government Bonds/
 January/104.076                        JPY          32,000             2,560
 February/116.8                                      29,000             2,117
 March/114.25                                        28,000             1,120
 March/115.106                                       29,000             1,421
                                                                   ----------
  Total Call Options Purchased
    (Premiums Paid, $16,200)                                       $   10,911
                                                                   ----------
Put Options Purchased -- 0.6%
Deutsche Marks/British Pounds/
 January/2.45                           DEM           1,807        $   86,932
 January/2.56                                         1,888            35,966
Swiss Francs/Deutsche Marks/
 January/0.829                          CHF             708            25,376
 February/0.84                                          717            18,340
 February/0.84                                        1,213            31,003
 March/0.86                                           1,977            21,449
                                                                   ----------
  Total Put Options Purchased
    (Premiums Paid, $46,737)                                      $   219,066
                                                                   ----------
  Total Investments
   (Identified Cost, $34,406,314)                                 $37,761,204
                                                                   ----------
Call Options Written
Deutsche Marks/British Pounds/
  January/2.3682                       DEM            1,747       $     --
Swiss Francs/Deutsche Marks/
  February/0.8265                      CHF            1,194                (8)
                                                                   ----------
  Total Call Options Written
    (Premiums Received, $10,317)                                  $        (8)
                                                                   ----------
Put Options Written -- (0.4)%
Deutsche Marks/British Pounds/
 January/2.45                          DEM            1,807       $   (86,574)
Japanese Government Bonds
 January/104.076                       JPY           32,000              (992)
 February/116.8                                      29,000            (1,015)
 March/114.25                                        28,000            (4,368)
 March/115.106                                       29,000            (4,698)
Swiss Francs/Deutsche Marks
 January/0.829                         CHF              708            (25,394)
 February/0.84                                        1,931            (49,364)
                                                                   ----------
  Total Put Options Written
    (Premiums Received, $64,875)                                  $  (172,405)
                                                                   ----------
Other Assets, Less Liabilities -- 0.1%                                 49,101
                                                                   ----------
  Net Assets -- 100.0%                                            $37,637,892
                                                                  ===========

          See portfolio footnotes and notes to financial statements

   Portfolio of Investments -- December 31, 1996
Zero Coupon Series 2000 Portfolio
U.S. Government Guaranteed -- 99.8%

                                                    Principal Amount
Issuer                                                (000 Omitted)     Value

Treasury Investment Growth Receipts -- 3.7%
Series 18, due 2/15/01                                      $  97   $   75,552
Series 12, due 5/15/01                                         22       16,869
Series 15, due 8/15/01                                         88       66,371
                                                                    ----------
  Total Treasury Investment Growth
    Receipts (Identified Cost, $139,574)                            $  158,792
U.S. Treasury Securities Stripped Interest Payments --              ----------
                                                                          96.1%
Generic Coupons, due
  5/15/00                                                   $ 742   $  606,177
Generic Coupons, due
  8/15/00                                                     115       92,473
Generic Coupons, due
  11/15/00                                                  4,256    3,369,688
Generic Coupons, due
  5/15/01                                                     131      100,507
                                                                    ----------
  Total U.S. Treasury Securities Stripped
    Interest Payments (Identified Cost, $4,071,962)                 $4,168,845
                                                                    ----------
  Total Investments
    (Identified Cost, $4,211,536)                                   $4,327,637
                                                                    ----------
Other Assets,
Less Liabilities -- 0.2%                                                 9,405
                                                                    ----------
  Net Assets -- 100.0%                                              $4,337,042
                                                                    ==========

          See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
 *Non-income producing security.
**Non-income producing security - in default.
 #Payment-in-kind security.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD = Australian Dollars     GBP = British Pounds
BEF = Belgian  Francs        IEP = Irish Punts
CAD = Canadian Dollars       ITL = Italian Lire
CHF = Swiss Francs           JPY = Japanese Yen
DEM = Deutsche   Marks       NLG = Dutch Guilders
DKK = Danish  Kroner         NZD = New Zealand Dollars
ESP = Spanish Pesetas        SEK = Swedish Kronor
FRF = French  Francs

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1996

                                                                Capital        Conservative
Assets:                                                       Appreciation        Growth
 Investments --                                                  Series           Series
                                                            ----------------- ---------------
  Unaffiliated issuers, at cost    ........................  $ 838,663,185    $460,227,607
  Unrealized appreciation    ..............................    219,573,041     110,282,336
                                                             --------------   -------------
    Total investments, at value ...........................  $1,058,236,226   $570,509,943
Cash    ...................................................          6,497           5,569
Receivable for investments sold ...........................      2,681,753              --
Receivable for Trust shares sold   ........................        445,494         449,879
Interest and dividends receivable  ........................        905,638         866,311
Other assets  .............................................          8,435          11,992
                                                             --------------   -------------
   Total assets  ..........................................  $1,062,284,043   $571,843,694
                                                             ==============   =============
Liabilities:
Payable for investments purchased  ........................  $     325,298    $    172,718
Payable for Trust shares reacquired   .....................        151,338         572,349
Payable to investment adviser   ...........................         65,402          25,944
Accrued expenses and other liabilities   ..................        110,574          64,648
                                                             --------------   -------------
   Total liabilities   ....................................  $     652,612    $    835,659
                                                             --------------   -------------
    Net assets   ..........................................  $1,061,631,431   $571,008,035
                                                             ==============   =============
Net assets consist of:
Paid-in capital  ..........................................  $ 738,885,344    $422,442,883
Unrealized appreciation on investments and translation of
 assets and liabilities in foreign currencies  ............    219,573,041     110,282,160
Accumulated undistributed net realized gain (loss) on
 investments and foreign currency transactions ............    103,173,046      31,094,901
Accumulated undistributed net investment income   .........             --       7,188,091
                                                             --------------   -------------
    Net assets   ..........................................  $1,061,631,431   $571,008,035
                                                             ==============   =============
Shares of beneficial interest outstanding   ...............     29,628,372      21,549,255
                                                             ==============   =============
Net asset value, offering price and redemption price
 per share (net assets [dividedby] shares of beneficial
 interest outstanding)    .................................      $35.83           $26.50
                                                                  ==========      ==========   .


                                                               Emerging       Government        High
Assets:                                                         Growth        Securities        Yield
 Investments --                                                 Series          Series         Series
                                                            --------------- --------------- --------------
  Unaffiliated issuers, at cost    ........................ $227,900,132    $376,652,522    $187,955,451
  Unrealized appreciation    ..............................   22,373,796       1,701,900       5,119,700
                                                            -------------   ------------    ------------
    Total investments, at value ........................... $250,273,928    $378,354,422    $193,075,151
Cash    ...................................................      906,051             455           7,678
Receivable for investments sold ...........................       66,852             574              --
Receivable for Trust shares sold   ........................      507,218          64,849          87,906
Interest and dividends receivable  ........................       32,586       4,793,032       3,917,489
Other assets  .............................................        4,180           3,982           1,646
                                                            -------------   ------------    ------------
   Total assets  .......................................... $251,790,815    $383,217,314    $197,089,870
                                                            =============   ============    ============
Liabilities:
Payable for investments purchased  ........................ $    900,100    $         --    $         --
Payable for Trust shares reacquired   .....................            5          28,868         529,019
Payable to investment adviser   ...........................       15,284          17,347          12,035
Accrued expenses and other liabilities   ..................       49,201          64,189          50,559
                                                            -------------   ------------    ------------
   Total liabilities   .................................... $    964,590    $    110,404    $    591,613
                                                            -------------   ------------    ------------
    Net assets   .......................................... $250,826,225    $383,106,910    $196,498,257
                                                            =============   ============    ============
Net assets consist of:
Paid-in capital  .......................................... $228,002,771    $365,852,204    $185,308,581
Unrealized appreciation on investments and translation of
 assets and liabilities in foreign currencies  ............   22,373,796       1,701,900       5,119,700
Accumulated undistributed net realized gain (loss) on
 investments and foreign currency transactions ............      260,974      (9,743,917)     (8,935,904)
Accumulated undistributed net investment income   .........      188,684      25,296,723      15,005,880
                                                            -------------   ------------    ------------
    Net assets   .......................................... $250,826,225    $383,106,910    $196,498,257
                                                            =============   ============    ============
Shares of beneficial interest outstanding   ...............   16,912,918      29,773,965      21,328,113
                                                            =============   ============    ============
Net asset value, offering price and redemption price
 per share (net assets [dividedby] shares of beneficial
 interest outstanding)    .................................     $14.83          $12.87          $9.21
                                                                ==========      ==========      =========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1996 -- continued

                                                                             MFS/Foreign &
                                                                               Colonial
                                                                               Emerging
                                                               Managed          Markets
Assets:                                                        Sectors          Equity
 Investments --                                                 Series          Series
                                                            --------------- ----------------
  Unaffiliated issuers, at cost    ........................ $246,507,634    $3,320,408
  Unrealized appreciation (depreciation) ..................   20,682,436        44,237
                                                            -------------   ----------
    Total investments, at value ........................... $267,190,070    $3,364,645
Cash    ...................................................        5,467           257
Foreign currency, at value
 (identified cost, $193, $1,906 and $77,973, respectively)            --           193
Net receivable for forward foreign
 currency exchange contracts sold  ........................           --            --
Net receivable for closed forward foreign currency
 exchange contracts    ....................................           --            --
Receivable for investments sold ...........................    2,361,097            --
Receivable for Trust shares sold   ........................      401,665         4,463
Interest and dividends receivable  ........................      121,331           815
Receivable from investment adviser    .....................           --         3,970
Other assets  .............................................        2,095         1,792
                                                            -------------   ----------
   Total assets  .......................................... $270,081,725    $3,376,135
                                                            =============   ==========
Liabilities:
Payable for investments purchased  ........................ $  3,554,638    $   81,719
Payable for Trust shares reacquired   .....................       93,985         8,930
Written options outstanding, at value
 (premiums received, $31,117)   ...........................           --            --
Net payable for open forward foreign currency exchange
 contracts purchased   ....................................           --            --
Payable to investment adviser   ...........................       16,424            --
Accrued expenses and other liabilities   ..................       48,764        14,049
                                                            -------------   ----------
   Total liabilities   .................................... $  3,713,811    $  104,698
                                                            -------------   ----------
    Net assets   .......................................... $266,367,914    $3,271,437
                                                            =============   ==========
Net assets consist of:
Paid-in capital  .......................................... $214,079,577    $3,229,761
Unrealized appreciation (depreciation) on investments and
 translation of assets and liabilities in foreign             20,682,436        44,230
currencies
Accumulated undistributed net realized gain (loss) on
 investments and foreign currency transactions    .........   31,409,315        (5,296)
Accumulated undistributed net investment income   .........      196,586         2,742
                                                            -------------   ----------
    Net assets   .......................................... $266,367,914    $3,271,437
                                                            =============   ==========
Shares of beneficial interest outstanding   ...............   10,147,218       327,100
                                                            =============   ==========
Net asset value, offering price and redemption price
 per share (net assets [dividedby] shares of beneficial
 interest outstanding) ....................................     $26.25          $10.00
                                                                ==========      ==========



                                                                              MFS/Foreign &
                                                             MFS/Foreign &      Colonial
                                                               Colonial       International
                                                             International     Growth and         Money
Assets:                                                         Growth           Income          Market
 Investments --                                                 Series           Series          Series
                                                            ---------------- ---------------- --------------
  Unaffiliated issuers, at cost    ........................ $6,713,856       $34,603,368      $406,081,258
  Unrealized appreciation (depreciation) ..................     85,839           619,796                --
                                                            ----------       ------------     -------------
    Total investments, at value ........................... $6,799,695       $35,223,164      $406,081,258
Cash    ...................................................      3,629            84,878           407,003
Foreign currency, at value
 (identified cost, $193, $1,906 and $77,973, respectively)       1,871            77,482                --
Net receivable for forward foreign
 currency exchange contracts sold  ........................         --            31,447                --
Net receivable for closed forward foreign currency
 exchange contracts    ....................................         --             9,922                --
Receivable for investments sold ...........................         --           162,061                --
Receivable for Trust shares sold   ........................     49,843            48,732         3,290,387
Interest and dividends receivable  ........................      4,501           188,194                --
Receivable from investment adviser    .....................         --                --                --
Other assets  .............................................        502            26,211             4,083
                                                            ----------       ------------     -------------
   Total assets  .......................................... $6,860,041       $35,852,091      $409,782,731
                                                            ==========       ============     =============
Liabilities:
Payable for investments purchased  ........................ $1,319,143       $        --      $         --
Payable for Trust shares reacquired   .....................         --             5,820           523,555
Written options outstanding, at value
 (premiums received, $31,117)   ...........................         --            65,305                --
Net payable for open forward foreign currency exchange
 contracts purchased   ....................................         --            50,408                --
Payable to investment adviser   ...........................         --             2,805            16,652
Accrued expenses and other liabilities   ..................     15,675            18,170            77,198
                                                            ----------       ------------     -------------
   Total liabilities   .................................... $1,334,818       $   142,508      $    617,405
                                                            ----------       ------------     -------------
    Net assets   .......................................... $5,525,223       $35,709,583      $409,165,326
                                                            ==========       ============     =============
Net assets consist of:
Paid-in capital  .......................................... $5,594,093       $34,644,825      $409,165,326
Unrealized appreciation (depreciation) on investments and
 translation of assets and liabilities in foreign              (77,930)          577,956                --
currencies
Accumulated undistributed net realized gain (loss) on
 investments and foreign currency transactions    .........     (7,804)           95,605                --
Accumulated undistributed net investment income   .........     16,864           391,197                --
                                                            ----------       ------------     -------------
    Net assets   .......................................... $5,525,223       $35,709,583      $409,165,326
                                                            ==========       ============     =============
Shares of beneficial interest outstanding   ...............    562,577         3,361,010       409,165,326
                                                            ==========       ============     =============
Net asset value, offering price and redemption price
 per share (net assets [dividedby] shares of beneficial
 interest outstanding) ....................................      $9.82           $10.62           $1.00
                                                                 ==========      ===========      =========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1996 -- continued

                                                                                   Total
Assets:                                                          Research          Return
 Investments --                                                   Series           Series
                                                              --------------- -----------------
  Unaffiliated issuers, at cost   ........................... $307,204,403    $1,171,563,058
  Unrealized appreciation   .................................   32,347,539       158,139,762
                                                              -------------   ---------------
    Total investments, at value   ........................... $339,551,942    $1,329,702,820
 Cash  ......................................................       10,955            62,384
 Foreign currency, at value
 (identified cost, $5, $178 and $63,002, respectively) ......            5                --
 Net receivable for forward foreign currency
 exchange contracts purchased  ..............................           --                --
 Receivable for investments sold  ...........................       88,017         2,677,205
 Receivable for Trust shares sold ...........................      544,394           222,350
 Interest and dividends receivable   ........................      313,483         8,866,955
 Other assets   .............................................       23,389            11,866
                                                              -------------   ---------------
    Total assets   .......................................... $340,532,185    $1,341,543,580
                                                              =============   ===============
Liabilities:
 Payable for investments purchased   ........................ $ 15,062,380    $    5,917,697
 Payable for Trust shares reacquired ........................            5           440,031
 Written options outstanding, at value
 (premiums received, $12,640)  ..............................           --                --
 Net payable for open forward foreign currency exchange
 contracts sold .............................................           --                --
 Net payable for closed forward foreign currency exchange
 contracts   ................................................           --                --
 Payable to investment adviser    ...........................       19,761            74,122
 Accrued expenses and other liabilities .....................       60,826            89,567
                                                              -------------   ---------------
    Total liabilities ....................................... $ 15,142,972    $    6,521,417
                                                              -------------   ---------------
     Net assets    .......................................... $325,389,213    $1,335,022,163
                                                              =============   ===============
Net assets consist of:
 Paid-in capital   .......................................... $280,202,945    $1,030,730,042
 Unrealized appreciation on investments and translation of
 assets and liabilities in foreign currencies    ............   32,347,316       158,138,193
 Accumulated undistributed net realized gain on investments
 and foreign currency transactions   ........................   11,885,207        96,073,810
 Accumulated undistributed net investment income    .........      953,745        50,080,118
                                                              -------------   ---------------
     Net assets    .......................................... $325,389,213    $1,335,022,163
                                                              =============   ===============
 Shares of beneficial interest outstanding ..................   19,633,104        68,675,042
                                                              =============   ===============
 Net asset value, offering price and redemption price
 per share (net assets [dividedby] shares of beneficial
 interest outstanding)   ....................................     $16.57           $19.44
                                                              =============   ===============



                                                                                               World
                                                                                               Asset
Assets:                                                         Utilities        Value       Allocation
 Investments --                                                  Series         Series         Series
                                                              -------------- -------------- -------------
  Unaffiliated issuers, at cost   ........................... $62,444,540    $15,964,794    $72,540,037
  Unrealized appreciation   .................................   6,520,732        474,002      4,028,431
                                                              ------------   ------------   ------------
    Total investments, at value   ........................... $68,965,272    $16,438,796    $76,568,468
 Cash  ......................................................       1,633          1,395          2,784
 Foreign currency, at value
 (identified cost, $5, $178 and $63,002, respectively) ......          --            187         62,447
 Net receivable for forward foreign currency
 exchange contracts purchased  ..............................          --             --         55,093
 Receivable for investments sold  ...........................   1,840,050             --        347,202
 Receivable for Trust shares sold ...........................      80,723        266,446         42,209
 Interest and dividends receivable   ........................     449,865         11,459        339,903
 Other assets   .............................................         464             35            278
                                                              ------------   ------------   ------------
    Total assets   .......................................... $71,338,007    $16,718,318    $77,418,384
                                                              ============   ============   ============
Liabilities:
 Payable for investments purchased   ........................ $   626,764    $     1,595    $   258,088
 Payable for Trust shares reacquired ........................         128              3             34
 Written options outstanding, at value
 (premiums received, $12,640)  ..............................          --             --         12,537
 Net payable for open forward foreign currency exchange
 contracts sold .............................................          --             --         41,111
 Net payable for closed forward foreign currency exchange
 contracts   ................................................          --             --         59,691
 Payable to investment adviser    ...........................       4,318             --          4,699
 Accrued expenses and other liabilities .....................      26,619         16,865         26,439
                                                              ------------   ------------   ------------
    Total liabilities ....................................... $   657,829    $    18,463    $   402,599
                                                              ------------   ------------   ------------
     Net assets    .......................................... $70,680,178    $16,699,855    $77,015,785
                                                              ============   ============   ============
Net assets consist of:
 Paid-in capital   .......................................... $54,896,571    $15,940,946    $68,247,960
 Unrealized appreciation on investments and translation of
 assets and liabilities in foreign currencies    ............   6,521,071        474,019      3,983,459
 Accumulated undistributed net realized gain on investments
 and foreign currency transactions   ........................   6,952,226        219,157      3,191,446
 Accumulated undistributed net investment income    .........   2,310,310         65,733      1,592,920
                                                              ------------   ------------   ------------
     Net assets    .......................................... $70,680,178    $16,699,855    $77,015,785
                                                              ============   ============   ============
 Shares of beneficial interest outstanding ..................   5,053,114      1,517,402      5,589,209
                                                              ============   ============   ============
 Net asset value, offering price and redemption price
 per share (net assets [dividedby] shares of beneficial
 interest outstanding)   ....................................    $13.99         $11.01         $13.78
                                                              ============   ============   ============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1996 -- continued

                                                                                                                     Zero
                                                                                                     World          Coupon
                                                                 World             World             Total          Series
Assets:                                                       Governments          Growth           Return           2000
 Investments --                                                  Series            Series           Series         Portfolio
                                                              ---------------   ---------------   --------------   ------------
  Unaffiliated issuers, at cost    ........................   $137,945,784      $182,445,512      $34,406,314      $4,211,536
  Unrealized appreciation    ..............................      3,157,979        20,185,751        3,354,890         116,101
                                                              -------------     -------------     ------------     ----------
    Total investments, at value ...........................   $141,103,763      $202,631,263      $37,761,204      $4,327,637
 Cash   ...................................................          1,411            17,568            6,640          12,957
 Foreign currency, at value
 (identified cost, $110,090 and $2, respectively) .........             --           109,817                2              --
 Net receivable for forward foreign currency
 exchange contracts sold  .................................      1,196,207                --           18,569              --
 Receivable for investments sold   ........................             --           122,694           12,732              --
 Receivable for Trust shares sold  ........................         58,459           179,643           47,356              --
 Interest and dividends receivable    .....................      4,363,298           205,166          275,200              --
 Receivable from investment adviser   .....................             --                --               --           4,099
 Other assets .............................................          1,643             1,579              147              50
                                                              -------------     -------------     ------------     ----------
    Total assets    .......................................   $146,724,781      $203,267,730      $38,121,850      $4,344,743
                                                              =============     =============     ============     ==========
Liabilities:
 Payable for investments purchased ........................   $         --      $     71,732      $   123,395      $       --
 Payable for Trust shares reacquired  .....................        216,584             1,769            4,454           1,070
 Written options outstanding, at value
 (premiums received, $1,067,793 and $75,192,
 respectively)   ..........................................      2,349,188                --          172,413              --
 Net payable for forward foreign currency exchange
 contracts purchased   ....................................      1,238,597                --           77,759              --
 Net payable for closed forward foreign currency exchange
 contracts    .............................................      1,096,013                --           87,421              --
 Payable to investment adviser  ...........................          8,684            14,825            2,304              89
 Accrued expenses and other liabilities  ..................         51,283            73,898           16,212           6,542
                                                              -------------     -------------     ------------     ----------
    Total liabilities  ....................................   $  4,960,349      $    162,224      $   483,958      $    7,701
                                                              -------------     -------------     ------------     ----------
     Net assets  ..........................................   $141,764,432      $203,105,506      $37,637,892      $4,337,042
                                                              =============     =============     ============     ==========
Net assets consist of:
 Paid-in capital ..........................................   $135,421,697      $178,745,334      $33,148,403      $4,052,012
 Unrealized appreciation on investments and translation of
 assets and liabilities in foreign currencies  ............        733,317        20,184,826        3,111,350         116,101
 Accumulated undistributed net realized gain (loss) on
 investments and foreign currency transactions    .........        632,661         3,337,240          609,127         (61,962)
 Accumulated undistributed net investment income  .........      4,976,757           838,106          769,012         230,891
                                                              -------------     -------------     ------------     ----------
     Net assets  ..........................................   $141,764,432      $203,105,506      $37,637,892      $4,337,042
                                                              =============     =============     ============     ==========
 Shares of beneficial interest outstanding  ...............     12,592,121        15,583,012        2,837,231         488,282
                                                              =============     =============     ============     ==========
 Net asset value, offering price and redemption price
 per share (net assets [dividedby] shares of beneficial
 interest outstanding)    .................................         $11.26            $13.03           $13.27           $8.88
                                                              =============     =============     ============     ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1996

Net investment income:                                              Capital       Conservative
                                                                  Appreciation       Growth
 Income --                                                           Series          Series
                                                                 --------------- ---------------
  Interest   ...................................................   $ 1,058,532      $1,360,788
  Dividends  ...................................................     5,967,048       8,465,393
  Foreign taxes withheld    ....................................       (61,346)        (78,356)
                                                                   -----------      ----------
   Total investment income  ....................................   $ 6,964,234      $9,747,825
                                                                   -----------      ----------
 Expenses --
 Investment advisory fees   ....................................   $ 7,006,502      $2,320,310
  Trustees' fees   .............................................           647             647
  Custodian fees   .............................................       362,382         184,882
  Printing expenses   ..........................................        56,499          16,556
  Auditing fees ................................................        36,908          33,958
  Legal fees ...................................................         1,844           2,339
  Miscellaneous ................................................            --              --
                                                                   -----------      ----------
   Total expenses  .............................................   $ 7,464,782      $2,558,692
  Waiver of expenses by investment adviser    ..................            --              --
  Fees paid indirectly   .......................................        (5,846)         (7,397)
                                                                   -----------      ----------
   Net expenses    .............................................   $ 7,458,936      $2,551,295
                                                                   -----------      ----------
    Net investment income (loss)  ..............................   $  (494,702)     $7,196,530
                                                                   -----------      ----------
Realized and unrealized gain (loss)
on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
 Investment transactions .......................................  $103,790,117     $31,422,180
  Foreign currency transactions   ..............................        19,482          (8,340)
  Futures contracts   ..........................................            --              --
                                                                   -----------      ----------
    Net realized gain (loss)
    on investments and foreign currency
    transactions   .............................................  $103,809,599     $31,413,840
                                                                   -----------      ----------
 Change in unrealized appreciation (depreciation) on --
  Investments   ................................................   $78,724,258     $58,921,678
  Translation of assets and liabilities in foreign currencies          (43,558)         (1,086)
                                                                   -----------      ----------
   Net unrealized gain (loss) on investments and
   foreign currency translation   ..............................   $78,680,700     $58,920,592
                                                                   -----------      ----------
    Net realized and unrealized gain (loss)
    on investments and foreign currency    .....................  $182,490,299     $90,334,432
                                                                   -----------      ----------
     Increase in net assets
     from operations  ..........................................  $181,995,597     $97,530,962
                                                                   ===========      ==========



Net investment income:                                             Emerging       Government        High
                                                                    Growth        Securities       Yield
 Income --                                                          Series          Series         Series
                                                                 -------------- --------------- -------------
  Interest   ...................................................   $1,152,386     $ 27,854,463    $16,450,477
  Dividends  ...................................................      135,759               --             --
  Foreign taxes withheld    ....................................       (6,164)              --             --
                                                                   ----------     ------------    -----------
   Total investment income  ....................................   $1,281,981     $ 27,854,463    $16,450,477
                                                                   ----------     ------------    -----------
 Expenses --
 Investment advisory fees   ....................................   $1,182,281     $  2,121,808    $ 1,252,812
  Trustees' fees   .............................................          647              647            647
  Custodian fees   .............................................       68,612          202,457         86,709
  Printing expenses   ..........................................        8,882           41,731         17,927
  Auditing fees ................................................       63,408           43,208         51,483
  Legal fees ...................................................        2,139            2,120          2,359
  Miscellaneous ................................................           --            6,190            516
                                                                   ----------     ------------    -----------
   Total expenses  .............................................   $1,325,969     $  2,418,161    $ 1,412,453
  Waiver of expenses by investment adviser    ..................     (225,349)              --             --
  Fees paid indirectly   .......................................      (10,268)          (1,920)        (8,132)
                                                                   ----------     ------------    -----------
   Net expenses    .............................................   $1,090,352     $  2,416,241    $ 1,404,321
                                                                   ----------     ------------    -----------
    Net investment income (loss)  ..............................   $  191,629     $ 25,438,222    $15,046,156
                                                                   ----------     ------------    -----------
Realized and unrealized gain (loss)
on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
 Investment transactions .......................................   $  281,508     $ (1,039,669)   $ 1,384,999
  Foreign currency transactions   ..............................       (2,841)              --             --
  Futures contracts   ..........................................           --       (1,464,071)            --
                                                                   ----------     ------------    -----------
    Net realized gain (loss)
    on investments and foreign currency
    transactions   .............................................   $  278,667     $ (2,503,740)   $ 1,384,999
                                                                   ----------     ------------    -----------
 Change in unrealized appreciation (depreciation) on --
  Investments   ................................................  $16,792,021     $(16,642,829)   $ 3,497,778
  Translation of assets and liabilities in foreign currencies              --               --             --
                                                                   ----------     ------------    -----------
   Net unrealized gain (loss) on investments and
   foreign currency translation   ..............................  $16,792,021     $(16,642,829)   $ 3,497,778
                                                                   ----------     ------------    -----------
    Net realized and unrealized gain (loss)
    on investments and foreign currency    .....................  $17,070,688     $(19,146,569)   $ 4,882,777
                                                                   ----------     ------------    -----------
     Increase in net assets
     from operations  ..........................................  $17,262,317     $  6,291,653    $19,928,933
                                                                   ==========     ============    ===========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1996 -- continued

                                                                                 MFS/Foreign &
                                                                                   Colonial
                                                                                Emerging
Net investment income:                                              Managed         Markets
                                                                    Sectors         Equity
 Income --                                                          Series         Series++
                                                                 -------------- ----------------
  Interest   ...................................................   $  499,802       $ 15,225
  Dividends  ...................................................    1,624,629          5,860
  Foreign taxes withheld    ....................................      (16,642)          (157)
                                                                   ----------       --------
   Total investment income  ....................................   $2,107,789       $ 20,928
                                                                   ----------       --------
 Expenses --
 Investment advisory fees   ....................................   $1,729,822       $ 11,151
  Trustees' fees   .............................................          647            647
  Custodian fees   .............................................      110,846            707
  Printing expenses   ..........................................       23,142            125
  Auditing fees ................................................       34,333         15,915
  Legal fees ...................................................        1,310          2,321
  Miscellaneous ................................................          884            382
                                                                   ----------       --------
   Total expenses  .............................................   $1,900,984       $ 31,248
  Waiver of expenses by investment adviser    ..................           --        (11,151)
  Assumption of expenses by investment adviser   ...............           --         (5,761)
  Fees paid indirectly   .......................................           --           (508)
                                                                   ----------       --------
   Net expenses    .............................................   $1,900,984       $ 13,828
                                                                   ----------       --------
    Net investment income   ....................................   $  206,805       $  7,100
                                                                   ----------       --------
Realized and unrealized gain (loss)
on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
 Investment transactions .......................................  $31,514,301       $ (5,296)
  Written option transactions  .................................           --             --
  Foreign currency transactions   ..............................      (10,219)        (4,358)
                                                                   ----------       --------
    Net realized gain (loss)
    on investments and foreign currency
    transactions   .............................................  $31,504,082       $ (9,654)
                                                                   ----------       --------
 Change in unrealized appreciation (depreciation) on --
  Investments   ................................................   $5,998,655       $ 44,237
  Written options  .............................................           --             --
  Translation of assets and liabilities in foreign currencies           3,394             (7)
                                                                   ----------       --------
   Net unrealized gain (loss) on investments and
   foreign currency translation   ..............................   $6,002,049       $ 44,230
                                                                   ----------       --------
    Net realized and unrealized gain (loss)
    on investments and foreign currency    .....................  $37,506,131       $ 34,576
                                                                   ----------       --------
     Increase (decrease) in net assets
     from operations  ..........................................  $37,712,936       $ 41,676
                                                                   ==========       ========
 +From June 3, 1996 (commencement of investment operations) to December 31, 1996.
++From June 5, 1996 (commencement of investment operations) to December 31, 1996.
 See notes to financial statements



                                                                                  MFS/Foreign &
                                                                  MFS/Foreign &      Colonial
                                                                    Colonial      International
Net investment income:                                            International     Growth and       Money
                                                                     Growth           Income         Market
 Income --                                                           Series+          Series         Series
                                                                 ---------------- --------------- -------------
  Interest   ...................................................     $ 31,675        $ 412,874      $17,863,613
  Dividends  ...................................................       15,807          384,846               --
  Foreign taxes withheld    ....................................       (2,128)         (49,559)              --
                                                                     --------        ---------      -----------
   Total investment income  ....................................     $ 45,354        $ 748,161      $17,863,613
                                                                     --------        ---------      -----------
 Expenses --
 Investment advisory fees   ....................................     $ 14,479        $ 230,054      $ 1,658,426
  Trustees' fees   .............................................          647              647              647
  Custodian fees   .............................................        1,488           26,333          140,498
  Printing expenses   ..........................................          135            2,315           43,459
  Auditing fees ................................................       18,365           11,958           28,633
  Legal fees ...................................................        2,296            2,338            2,320
  Miscellaneous ................................................          924              342            4,034
                                                                     --------        ---------      -----------
   Total expenses  .............................................     $ 38,334        $ 273,987      $ 1,878,017
  Waiver of expenses by investment adviser    ..................      (14,479)         (44,482)              --
  Assumption of expenses by investment adviser   ...............           --               --               --
  Fees paid indirectly   .......................................         (921)          (2,364)          (4,957)
                                                                     --------        ---------      -----------
   Net expenses    .............................................     $ 22,934        $ 227,141      $ 1,873,060
                                                                     --------        ---------      -----------
    Net investment income   ....................................     $ 22,420        $ 521,020      $15,990,553
                                                                     --------        ---------      -----------
Realized and unrealized gain (loss)
on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
 Investment transactions .......................................     $ (7,804)       $  92,414      $        --
  Written option transactions  .................................           --           20,285               --
  Foreign currency transactions   ..............................       (5,556)        (146,917)              --
                                                                     --------        ---------      -----------
    Net realized gain (loss)
    on investments and foreign currency
    transactions   .............................................     $(13,360)       $ (34,218)     $        --
                                                                     --------        ---------      -----------
 Change in unrealized appreciation (depreciation) on --
  Investments   ................................................     $(76,222)       $ 497,605               --
  Written options  .............................................           --          (34,187)              --
  Translation of assets and liabilities in foreign currencies          (1,708)          (1,108)              --
                                                                     --------        ---------      -----------
   Net unrealized gain (loss) on investments and
   foreign currency translation   ..............................     $(77,930)       $ 462,310      $        --
                                                                     --------        ---------      -----------
    Net realized and unrealized gain (loss)
    on investments and foreign currency    .....................     $(91,290)       $ 428,092      $        --
                                                                     --------        ---------      -----------
     Increase (decrease) in net assets
     from operations  ..........................................     $(68,870)       $ 949,112      $15,990,553
                                                                     ========        =========      ===========

 +From June 3, 1996 (commencement of investment operations) to
  December 31, 1996.

++From June 5, 1996 (commencement of investment operations) to
  December 31, 1996.

 See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1996 -- continued

Net investment income:                                                              Total
                                                                   Research         Return
 Income --                                                          Series          Series
                                                                 -------------- ---------------
  Interest   ...................................................   $  587,600     $37,520,040
  Dividends  ...................................................    2,002,469      21,544,307
  Foreign taxes withheld    ....................................      (45,949)       (257,151)
                                                                   ----------     -----------
   Total investment income  ....................................   $2,544,120     $58,807,196
                                                                   ----------     -----------
 Expenses --
 Investment advisory fees   ....................................   $1,401,185     $ 8,228,127
  Trustees' fees   .............................................          647             647
  Custodian fees   .............................................       97,823         391,689
  Printing expenses   ..........................................       12,767          41,029
  Auditing fees ................................................       66,759          39,108
  Legal fees ...................................................        2,339           2,339
  Miscellaneous ................................................           --              --
                                                                   ----------     -----------
   Total expenses  .............................................   $1,581,520     $ 8,702,939
  Waiver of expenses by investment adviser    ..................           --              --
  Fees paid indirectly   .......................................       (9,634)        (29,644)
                                                                   ----------     -----------
   Net expenses    .............................................   $1,571,886     $ 8,673,295
                                                                   ----------     -----------
    Net investment income   ....................................   $  972,234     $50,133,901
                                                                   ----------     -----------
Realized and unrealized gain (loss)
on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   ....................................  $11,942,236     $96,355,250
  Written option transactions  .................................           --              --
  Foreign currency transactions   ..............................      (18,442)        (14,291)
                                                                   ----------     -----------
   Net realized gain
   on investments and foreign currency transactions  .            $11,923,794     $96,340,959
                                                                   ----------     -----------
 Change in unrealized appreciation (depreciation) on --
  Investments   ................................................  $25,455,597     $15,775,795
  Written options  .............................................           --              --
  Translation of assets and liabilities in foreign currencies             (23)         (2,012)
                                                                   ----------     -----------
   Net unrealized gain on investments and foreign
   currency translation  .......................................  $25,455,574     $15,773,783
                                                                   ----------     -----------
    Net realized and unrealized gain on investments
    and foreign currency    ....................................  $37,379,368    $112,114,742
                                                                   ----------     -----------
     Increase in net assets
     from operations  ..........................................  $38,351,602    $162,248,643
                                                                   ==========     ===========

+From June 3, 1996 (commencement of investment operations) to December 31, 1996.
 See notes to financial statements



                                                                                              World
Net investment income:                                                                        Asset
                                                                  Utilities      Value     Allocation
 Income --                                                          Series      Series+      Series
                                                                 ------------- ----------- ------------
  Interest   ...................................................   $  860,056    $ 53,412    $1,372,805
  Dividends  ...................................................    2,111,852      36,159       660,414
  Foreign taxes withheld    ....................................     (121,326)       (604)      (71,642)
                                                                   ----------    --------    ----------
   Total investment income  ....................................   $2,850,582    $ 88,967    $1,961,577
                                                                   ----------    --------    ----------
 Expenses --
 Investment advisory fees   ....................................   $  418,966    $ 27,382    $  390,024
  Trustees' fees   .............................................          647         647           647
  Custodian fees   .............................................       30,393       2,436        49,878
  Printing expenses   ..........................................        7,305         236         2,240
  Auditing fees ................................................       32,158      15,915        44,568
  Legal fees ...................................................        2,339       2,496         2,139
  Miscellaneous ................................................           --       2,240            --
                                                                   ----------    --------    ----------
   Total expenses  .............................................   $  491,808    $ 51,352    $  489,496
  Waiver of expenses by investment adviser    ..................           --     (27,382)           --
  Fees paid indirectly   .......................................       (2,703)     (1,133)       (4,994)
                                                                   ----------    --------    ----------
   Net expenses    .............................................   $  489,105    $ 22,837    $  484,502
                                                                   ----------    --------    ----------
    Net investment income   ....................................   $2,361,477    $ 66,130    $1,477,075
                                                                   ----------    --------    ----------
Realized and unrealized gain (loss)
on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   ....................................   $6,985,037    $219,157    $3,482,635
  Written option transactions  .................................           --          --        41,961
  Foreign currency transactions   ..............................       (8,318)       (397)     (179,182)
                                                                   ----------    --------    ----------
   Net realized gain
   on investments and foreign currency transactions  .             $6,976,719    $218,760    $3,345,414
                                                                   ----------    --------    ----------
 Change in unrealized appreciation (depreciation) on --
  Investments   ................................................   $1,889,069    $474,002    $2,615,713
  Written options  .............................................           --          --         2,621
  Translation of assets and liabilities in foreign currencies           1,652          17       (49,232)
                                                                   ----------    --------    ----------
   Net unrealized gain on investments and foreign
   currency translation  .......................................   $1,890,721    $474,019    $2,569,102
                                                                   ----------    --------    ----------
    Net realized and unrealized gain on investments
    and foreign currency    ....................................   $8,867,440    $692,779    $5,914,516
                                                                   ----------    --------    ----------
     Increase in net assets
     from operations  ..........................................  $11,228,917    $758,909    $7,391,591
                                                                   ==========    ========    ==========

+From June 3, 1996 (commencement of investment operations) to December 31, 1996.

 See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1996 -- continued

                                                                                                                 Zero
                                                                                                   World        Coupon
Net investment income:                                               World           World         Total        Series
                                                                  Governments       Growth         Return        2000
 Income --                                                           Series         Series         Series     Portfolio
                                                                 --------------- -------------- ------------- -----------
  Interest   ...................................................   $ 10,054,540    $  577,764     $ 761,476     $ 253,107
  Dividends  ...................................................             --     1,794,294       383,942            --
  Foreign taxes withheld    ....................................             --      (177,022)      (33,077)           --
                                                                   ------------    ----------     ---------     ---------
   Total investment income  ....................................   $ 10,054,540    $2,195,036    $1,112,341     $ 253,107
                                                                   ------------    ----------     ---------     ---------
 Expenses --
 Investment advisory fees   ....................................   $  1,091,953    $1,633,811     $ 194,413     $  11,094
  Trustees' fees   .............................................            647           647           647           647
  Custodian fees   .............................................        156,973       160,731        24,919         1,919
  Printing expenses   ..........................................         17,624        25,690         3,227           251
  Auditing fees    .............................................         39,409        70,008        24,408        11,108
  Legal fees ...................................................          2,320         2,374         2,339         2,320
  Miscellaneous ................................................          3,042            --            --           359
                                                                   ------------    ----------     ---------     ---------
   Total expenses  .............................................   $  1,311,968    $1,893,261     $ 249,953     $  27,698
  Waiver of expenses by investment adviser    ..................             --            --            --            --
  Assumption of expenses by investment adviser   ...............             --            --            --        (4,099)
  Fees paid indirectly   .......................................           (260)      (25,551)       (1,216)       (1,411)
                                                                   ------------    ----------     ---------     ---------
   Net expenses    .............................................   $  1,311,708    $1,867,710     $ 248,737     $  22,188
                                                                   ------------    ----------     ---------     ---------
    Net investment income   ....................................   $  8,742,832    $  327,326     $ 863,604     $ 230,919
                                                                   ------------    ----------     ---------     ---------
Realized and unrealized gain (loss)
on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   ....................................   $  1,990,362    $3,804,715     $ 871,568     $  (3,785)
  Written option transactions  .................................        835,023            --        60,641            --
  Foreign currency transactions   ..............................    (10,600,477)      426,136      (418,166)           --
                                                                   ------------    ----------     ---------     ---------
   Net realized gain (loss)
   on investments and foreign currency transactions  .             $ (7,775,092)   $4,230,851     $ 514,043     $  (3,785)
                                                                   ------------    ----------     ---------     ---------
 Change in unrealized appreciation (depreciation) on --
  Investments   ................................................   $    539,904   $15,707,948    $2,627,607     $(145,491)
  Written options  .............................................     (1,401,705)           --       (99,596)           --
  Translation of assets and liabilities in foreign currencies         6,393,306       (23,804)      (73,461)           --
                                                                   ------------    ----------     ---------     ---------
   Net unrealized gain (loss)
   on investments and foreign currency translation  ............   $  5,531,505   $15,684,144    $2,454,550     $(145,491)
                                                                   ------------    ----------     ---------     ---------
    Net realized and unrealized gain (loss)
    on investments and foreign currency    .....................   $ (2,243,587)  $19,914,995    $2,968,593     $(149,276)
                                                                   ------------    ----------     ---------     ---------
     Increase in net assets from operations   ..................   $  6,499,245   $20,242,321    $3,832,197     $  81,643
                                                                   ============    ==========     =========     =========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1996

                                                            Capital       Conservative
Increase (decrease) in net assets:                       Appreciation        Growth
From operations --                                          Series           Series
                                                        ---------------- ---------------
 Net investment income (loss)  ........................   $    (494,702)   $  7,196,530
 Net realized gain (loss) on investments and foreign
 currency transactions   ..............................     103,809,599      31,413,840
 Net unrealized gain (loss) on investments and foreign
 currency translation .................................      78,680,700      58,920,592
                                                          -------------    ------------
  Increase in net assets from operations   ............   $ 181,995,597    $ 97,530,962
                                                          -------------    ------------
Distributions declared to shareholders --
 From net investment income ...........................   $    (850,749)   $ (4,723,151)
 From net realized gain on investments and foreign
 currency transactions   ..............................     (75,199,375)    (10,911,137)
                                                          -------------    ------------
   Total distributions declared to shareholders  ......   $ (76,050,124)   $(15,634,288)
                                                          -------------    ------------
Trust share transactions --
 Net proceeds from sale of shares .....................   $ 385,162,405    $190,035,383
 Net asset value of shares issued to shareholders in
 reinvestment of distributions ........................      76,050,124      15,634,288
 Cost of shares reacquired  ...........................    (302,628,263)    (18,581,922)
                                                          -------------    ------------
  Increase in net assets from
  Trust share transactions  ...........................   $ 158,584,266    $187,087,749
                                                          -------------    ------------
   Total increase in net assets   .....................   $ 264,529,739    $268,984,423
Net assets:
 At beginning of year .................................     797,101,692     302,023,612
                                                          -------------    ------------
 At end of year .......................................  $1,061,631,431    $571,008,035
                                                          =============    ============
Accumulated undistributed net investment income
included in net assets at end of year   ...............   $          --    $  7,188,091
                                                          =============    ============



                                                           Emerging       Government         High
Increase (decrease) in net assets:                          Growth        Securities         Yield
From operations --                                          Series          Series          Series
                                                        --------------- --------------- ----------------
 Net investment income (loss)  ........................   $    191,629    $  25,438,222   $  15,046,156
 Net realized gain (loss) on investments and foreign
 currency transactions   ..............................        278,667       (2,503,740)      1,384,999
 Net unrealized gain (loss) on investments and foreign
 currency translation .................................     16,792,021      (16,642,829)      3,497,778
                                                          ------------    -------------   -------------
  Increase in net assets from operations   ............   $ 17,262,317    $   6,291,653   $  19,928,933
                                                          ------------    -------------   -------------
Distributions declared to shareholders --
 From net investment income ...........................   $   (223,677)   $ (22,253,356)  $ (12,135,750)
 From net realized gain on investments and foreign
 currency transactions   ..............................             --               --              --
                                                          ------------    -------------   -------------
   Total distributions declared to shareholders  ......   $   (223,677)   $ (22,253,356)  $ (12,135,750)
                                                          ------------    -------------   -------------
Trust share transactions --
 Net proceeds from sale of shares .....................   $196,450,554    $ 112,083,996   $ 125,642,522
 Net asset value of shares issued to shareholders in
 reinvestment of distributions ........................        223,677       22,253,356      12,135,750
 Cost of shares reacquired  ...........................    (30,141,433)    (104,116,699)   (102,873,353)
                                                          ------------    -------------   -------------
  Increase in net assets from
  Trust share transactions  ...........................   $166,532,798    $  30,220,653   $  34,904,919
                                                          ------------    -------------   -------------
   Total increase in net assets   .....................   $183,571,438    $  14,258,950   $  42,698,102
Net assets:
 At beginning of year .................................     67,254,787      368,847,960     153,800,155
                                                          ------------    -------------   -------------
 At end of year .......................................   $250,826,225    $ 383,106,910   $ 196,498,257
                                                          ============    =============   =============
Accumulated undistributed net investment income
included in net assets at end of year   ...............   $    188,684    $  25,296,723   $  15,005,880
                                                          ============    =============   =============


                                                                          MFS/Foreign &
                                                                            Colonial
                                                           Managed          Emerging
Increase (decrease) in net assets:                         Sectors           Markets
From operations --                                          Series       Equity Series++
                                                        --------------- ------------------
 Net investment income   ..............................   $    206,805       $   7,100
 Net realized gain (loss) on investments and foreign
 currency transactions   ..............................     31,504,082          (9,654)
 Net unrealized gain (loss) on investments and foreign
 currency translation    ..............................      6,002,049          44,230
                                                          ------------       ---------
  Increase (decrease) in net assets from operations       $ 37,712,936       $  41,676
                                                          ------------       ---------
Distributions declared to shareholders --
 From net investment income ...........................   $   (637,050)      $      --
 From net realized gain on investments and foreign
 currency transactions   ..............................    (28,755,283)             --
                                                          ------------       ---------
   Total distributions declared to shareholders  ......   $(29,392,333)      $      --
                                                          ------------       ---------
Trust share transactions --
 Net proceeds from sale of shares .....................   $ 71,069,036      $3,745,777
 Issued in connection with the acquisition of the Sun
 Growth Variable Annuity Fund  ........................             --              --
 Net asset value of shares issued to shareholders in
 reinvestment of distributions ........................     29,392,333              --
 Cost of shares reacquired  ...........................    (36,764,837)       (516,016)
                                                          ------------       ---------
  Increase in net assets from
  Trust share transactions  ...........................   $ 63,696,532      $3,229,761
                                                          ------------       ---------
   Total increase in net assets   .....................   $ 72,017,135      $3,271,437
Net assets:
 At beginning of year    ..............................    194,350,779              --
                                                          ------------       ---------
 At end of year    ....................................   $266,367,914      $3,271,437
                                                          ============       =========
Accumulated undistributed net investment income
included in net assets at end of year   ...............   $    196,586       $   2,742
                                                          ============       =========
 +From June 3, 1996 (commencement of investment operations) to December 31, 1996.
++From June 5, 1996 (commencement of investment operations) to December 31, 1996.
 See notes to financial statements



                                                                           MFS/Foreign &
                                                         MFS/Foreign &       Colonial
                                                            Colonial       International        Money
Increase (decrease) in net assets:                       International      Growth and         Market
From operations --                                       Growth Series+    Income Series       Series
                                                        ----------------- ---------------- ----------------
 Net investment income   ..............................    $    22,420       $   521,020     $  15,990,553
 Net realized gain (loss) on investments and foreign
 currency transactions   ..............................        (13,360)          (34,218)               --
 Net unrealized gain (loss) on investments and foreign
 currency translation    ..............................        (77,930)          462,310                --
                                                           -----------       -----------     -------------
  Increase (decrease) in net assets from operations        $   (68,870)      $   949,112     $  15,990,553
                                                           -----------       -----------     -------------
Distributions declared to shareholders --
 From net investment income ...........................    $        --       $        --     $ (15,990,553)
 From net realized gain on investments and foreign
 currency transactions   ..............................             --                --                --
                                                           -----------       -----------     -------------
   Total distributions declared to shareholders  ......    $        --       $        --     $ (15,990,553)
                                                           -----------       -----------     -------------
Trust share transactions --
 Net proceeds from sale of shares .....................    $ 7,169,348       $33,877,812     $ 753,646,599
 Issued in connection with the acquisition of the Sun
 Growth Variable Annuity Fund  ........................             --                --           666,549
 Net asset value of shares issued to shareholders in
 reinvestment of distributions ........................             --                --        15,990,553
 Cost of shares reacquired  ...........................     (1,575,255)       (6,296,169)     (643,892,483)
                                                           -----------       -----------     -------------
  Increase in net assets from
  Trust share transactions  ...........................    $ 5,594,093       $27,581,643     $ 126,411,218
                                                           -----------       -----------     -------------
   Total increase in net assets   .....................    $ 5,525,223       $28,530,755     $ 126,411,218
Net assets:
 At beginning of year    ..............................             --         7,178,828       282,754,108
                                                           -----------       -----------     -------------
 At end of year    ....................................    $ 5,525,223       $35,709,583     $ 409,165,326
                                                           ===========       ===========     =============
Accumulated undistributed net investment income
included in net assets at end of year   ...............    $    16,864       $   391,197     $          --
                                                           ===========       ===========     =============

 +From June 3, 1996 (commencement of investment operations) to
  December 31, 1996.

++From June 5, 1996 (commencement of investment operations) to
  December 31, 1996.

 See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1996 -- continued

                                                                                                                      World
                                                                         Total                                        Asset
Increase (decrease) in net assets:                     Research         Return         Utilities        Value       Allocation
From operations --                                      Series          Series          Series         Series+        Series
                                                    --------------- ---------------- -------------- -------------- -------------
 Net investment income  ...........................   $   972,234     $  50,133,901    $ 2,361,477    $   66,130     $ 1,477,075
 Net realized gain on investments and foreign
 currency transactions  ...........................    11,923,794        96,340,959      6,976,719       218,760       3,345,414
 Net unrealized gain on investments and foreign
 currency translation   ...........................    25,455,574        15,773,783      1,890,721       474,019       2,569,102
                                                      -----------     -------------    -----------    ----------     -----------
  Increase in net assets from operations  .........   $38,351,602     $ 162,248,643    $11,228,917    $  758,909     $ 7,391,591
                                                      -----------     -------------    -----------    ----------     -----------
Distributions declared to shareholders --
 From net investment income   .....................   $  (328,089)    $ (44,516,908)   $(1,325,715)   $     --       $  (458,860)
 From net realized gain on investments and foreign
 currency transactions  ...........................    (1,843,286)      (41,696,365)    (1,440,891)         --          (864,253)
                                                      -----------     -------------    -----------    ----------     -----------
   Total distributions declared to shareholders ...   $(2,171,375)    $ (86,213,273)   $(2,766,606)   $     --       $(1,323,113)
                                                      -----------     -------------    -----------    ----------     -----------
Trust share transactions --
 Net proceeds from sale of shares   ...............  $220,770,984     $ 164,902,813    $23,567,505   $16,436,287     $51,249,975
 Net asset value of shares issued to shareholders
 in reinvestment of distributions   ...............     2,171,375        86,213,273      2,766,606          --         1,323,113
 Cost of shares reacquired ........................    (5,561,486)      (92,016,690)    (7,250,604)     (495,341)     (7,489,174)
                                                      -----------     -------------    -----------    ----------     -----------
  Increase in net assets from Trust share
  transactions ....................................  $217,380,873     $ 159,099,396    $19,083,507   $15,940,946     $45,083,914
                                                      -----------     -------------    -----------    ----------     -----------
   Total increase in net assets  ..................  $253,561,100     $ 235,134,766    $27,545,818   $16,699,855     $51,152,392
Net assets:
 At beginning of year   ...........................    71,828,113     1,099,887,397     43,134,360          --        25,863,393
                                                      -----------     -------------    -----------    ----------     -----------
 At end of year   .................................  $325,389,213    $1,335,022,163    $70,680,178   $16,699,855     $77,015,785
                                                      ===========     =============    ===========    ==========     ===========
Accumulated undistributed net investment income
included in net assets at end of year  ............   $   953,745     $  50,080,118    $ 2,310,310    $   65,733     $ 1,592,920
                                                      ===========     =============    ===========    ==========     ===========

+From June 3, 1996 (commencement of investment operations) to December 31, 1996.


                                                                                                                       Zero
                                                                                                       World          Coupon
                                                                   World             World             Total          Series
Increase (decrease) in net assets:                              Governments          Growth           Return           2000
From operations --                                                 Series            Series           Series         Portfolio
                                                                ---------------   ---------------   --------------   -----------
 Net investment income   ....................................     $  8,742,832      $    327,326      $   863,604      $ 230,919
 Net realized gain (loss) on investments and foreign
 currency transactions   ....................................       (7,775,092)        4,230,851          514,043         (3,785)
 Net unrealized gain (loss) on investments and foreign
 currency translation    ....................................        5,531,505        15,684,144        2,454,550       (145,491)
                                                                  ------------      ------------      -----------      ---------
  Increase in net assets from operations   ..................     $  6,499,245      $ 20,242,321      $ 3,832,197      $  81,643
                                                                  ------------      ------------      -----------      ---------
Distributions declared to shareholders --
 From net investment income .................................     $(20,261,198)     $ (1,196,882)     $  (432,723)     $(168,674)
 From net realized gain on investments and foreign currency
 transactions   .............................................             --         (11,275,915)            --             --
                                                                  ------------      ------------      -----------      ---------
   Total distributions declared to shareholders  ............     $(20,261,198)     $(12,472,797)     $  (432,723)     $(168,674)
                                                                  ------------      ------------      -----------      ---------
Trust share transactions --
 Net proceeds from sale of shares ...........................     $ 13,862,543      $ 81,483,550      $23,046,802      $ 188,206
 Net asset value of shares issued to shareholders
 in reinvestment of distributions ...........................       20,261,198        12,472,797          432,723        168,674
 Cost of shares reacquired  .................................      (31,084,548)      (45,008,598)      (3,027,045)      (548,663)
                                                                  ------------      ------------      -----------      ---------
  Increase (decrease) in net assets from Trust share
  transactions  .............................................     $  3,039,193      $ 48,947,749      $20,452,480      $(191,783)
                                                                  ------------      ------------      -----------      ---------
   Total increase (decrease) in net assets ..................     $(10,722,760)     $ 56,717,273      $23,851,954      $(278,814)
Net assets:
 At beginning of year .......................................      152,487,192       146,388,233       13,785,938      4,615,856
                                                                  ------------      ------------      -----------      ---------
 At end of year    ..........................................     $141,764,432      $203,105,506      $37,637,892     $4,337,042
                                                                  ============      ============      ===========      =========
Accumulated undistributed net investment income
included in net assets at end of year   .....................     $  4,976,757      $    838,106      $   769,012      $ 230,891
                                                                  ============      ============      ===========      =========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1995

Increase (decrease) in net assets from:                                    Capital
Operations --                                                        Appreciation Series
                                                                    ----------------------
 Net investment income   ..........................................      $   2,104,622
 Net realized gain (loss) on investments and foreign currency
 transactions   ...................................................         74,291,934
 Net unrealized gain on investments and foreign currency
 translation    ...................................................        109,290,728
                                                                         -------------
  Increase in net assets from operations   ........................      $ 185,687,284
                                                                         -------------
Distributions declared to shareholders --
 From net investment income .......................................      $  (1,257,607)
 From net realized gain on investments and foreign currency
 transactions   ...................................................        (13,684,251)
                                                                         -------------
   Total distributions declared to shareholders  ..................      $ (14,941,858)
                                                                         -------------
Trust share transactions --
 Net proceeds from sale of shares .................................      $ 329,318,353
 Net asset value of shares issued to shareholders in reinvestment
 of distributions  ................................................         14,941,858
 Cost of shares reacquired  .......................................       (194,411,727)
                                                                         -------------
   Increase (decrease) in net assets from Trust share transactions       $ 149,848,484
                                                                         -------------
    Total increase in net assets  .................................      $ 320,593,910
Net assets:
 Beginning of year    .............................................        476,507,782
                                                                         -------------
 End of year    ...................................................      $ 797,101,692
                                                                         =============
Accumulated undistributed net investment income included in
net assets at end of year   .......................................      $     850,657
                                                                         =============



Increase (decrease) in net assets from:                              Conservative        Emerging          Government
Operations --                                                        Growth Series    Growth Series+   Securities Series
                                                                    ---------------- ----------------- -------------------
 Net investment income   ..........................................   $  4,732,099      $    223,573      $  22,449,604
 Net realized gain (loss) on investments and foreign currency
 transactions   ...................................................     11,000,468           (20,534)          (440,209)
 Net unrealized gain on investments and foreign currency
 translation    ...................................................     50,605,952         5,581,775         33,522,922
                                                                      ------------      ------------      -------------
  Increase in net assets from operations   ........................   $ 66,338,519      $  5,784,814      $  55,532,317
                                                                      ------------      ------------      -------------
Distributions declared to shareholders --
 From net investment income .......................................   $ (2,990,858)     $         --     $ (19,677,831)

 From net realized gain on investments and foreign currency
 transactions   ...................................................     (1,805,444)               --                 --
                                                                      ------------      ------------      -------------
   Total distributions declared to shareholders  ..................   $ (4,796,302)     $         --     $ (19,677,831)
                                                                      ------------                        -------------

                                                                                        ------------
Trust share transactions --
 Net proceeds from sale of shares .................................   $ 97,358,437      $ 78,579,346      $  69,483,965
 Net asset value of shares issued to shareholders in reinvestment
 of distributions  ................................................      4,796,302                --         19,677,831
 Cost of shares reacquired  .......................................    (11,991,144)      (17,109,373)      (103,318,428)
                                                                      ------------      ------------      -------------
   Increase (decrease) in net assets from Trust share transactions    $ 90,163,595      $ 61,469,973      $ (14,156,632)
                                                                      ------------      ------------      -------------
    Total increase in net assets  .................................   $151,705,812      $ 67,254,787      $  21,697,854
Net assets:
 Beginning of year    .............................................    150,317,800                --        347,150,106
                                                                      ------------      ------------      -------------
 End of year    ...................................................   $302,023,612      $ 67,254,787      $ 368,847,960
                                                                      ============      ============      =============
Accumulated undistributed net investment income included in
net assets at end of year   .......................................   $  4,723,052      $    223,573      $  22,253,104
                                                                      ============      ============      =============


Increase (decrease) in net assets from:
                                                                           High Yield
Operations --                                                                Series
                                                                   ----------------------------
 Net investment income  ..........................................              $  12,087,771
 Net realized gain (loss) on investments and foreign currency
 transactions  ...................................................                 (1,843,888)
 Net unrealized gain on investments and foreign currency
 translation   ...................................................                  9,954,655
                                                                                -------------
  Increase in net assets from operations  ........................              $  20,198,538
                                                                                -------------
Distributions declared to shareholders --
 From net investment income   ....................................              $  (8,657,037)
 From net realized gain on investments and foreign currency
 transactions  ...................................................                         --
                                                                                -------------
   Total distributions declared to shareholders ..................              $  (8,657,037)
                                                                                -------------
Trust share transactions --
 Net proceeds from sale of shares   ..............................              $  97,407,906
 Net asset value of shares issued to shareholders in reinvestment
 of distributions ................................................                  8,657,037
 Cost of shares reacquired .......................................                (66,000,142)
                                                                                -------------
   Increase in net assets from Trust share transactions  .........              $  40,064,801
                                                                                -------------
    Total increase in net assets .................................              $  51,606,302
Net assets:
 Beginning of year   .............................................                102,193,853
                                                                                -------------
 End of year   ...................................................              $ 153,800,155
                                                                                =============
Accumulated undistributed net investment income included in
net assets at end of year  .......................................              $  12,049,652
                                                                                =============
 +From May 1, 1995 (commencement of investment operations) to December 31, 1995.
++From October 2, 1995 (commencement of investment operations) to December 31, 1995.
 See notes to financial statements



                                                                                       MFS/Foreign &
                                                                                          Colonial
                                                                                      International
Increase (decrease) in net assets from:                             Managed Sectors      Growth and       Money Market
Operations --                                                           Series        Income Series++        Series
                                                                   ------------------ ----------------- -----------------
 Net investment income  ..........................................    $    666,775    $     12,903      $ 12,727,293
 Net realized gain (loss) on investments and foreign currency
 transactions  ...................................................      29,542,920         (17,271)               --
 Net unrealized gain on investments and foreign currency
 translation   ...................................................      11,155,881         115,646                --
                                                                      ------------     -----------      -------------
  Increase in net assets from operations  ........................    $ 41,365,576     $   111,278      $ 12,727,293
                                                                      ------------     -----------      -------------
Distributions declared to shareholders --
 From net investment income   ....................................    $   (342,457)    $        --      $(12,727,293)
 From net realized gain on investments and foreign currency
 transactions  ...................................................      (4,215,692)             --                --
                                                                      ------------     -----------      -------------
   Total distributions declared to shareholders ..................    $ (4,558,149)    $        --      $(12,727,293)
                                                                      ------------     -----------      -------------
Trust share transactions --
 Net proceeds from sale of shares   ..............................    $ 66,280,056     $ 7,079,388      $450,493,345
 Net asset value of shares issued to shareholders in reinvestment
 of distributions ................................................       4,558,149              --        12,727,293
 Cost of shares reacquired .......................................     (32,281,926)        (11,838)     (432,641,522)
                                                                      ------------     -----------      -------------
   Increase in net assets from Trust share transactions  .........    $ 38,556,279     $ 7,067,550      $ 30,579,116
                                                                      ------------     -----------      -------------
    Total increase in net assets .................................    $ 75,363,706     $ 7,178,828      $ 30,579,116
Net assets:
 Beginning of year   .............................................     118,987,073              --       252,174,992
                                                                      ------------     -----------      -------------
 End of year   ...................................................    $194,350,779     $ 7,178,828      $282,754,108
                                                                      ============     ===========      =============
Accumulated undistributed net investment income included in
net assets at end of year  .......................................    $    637,060     $        --      $         --
                                                                      ============     ===========      =============

 +From May 1, 1995 (commencement of investment operations) to December 31, 1995.

++From October 2, 1995 (commencement of investment operations) to
  December 31, 1995.

 See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1995 -- continued

                                                                          Research      Total Return
                                                                           Series          Series
                                                                        -------------- ----------------
Increase (decrease) in net assets from:
Operations --
 Net investment income    .............................................   $   330,174    $  44,770,957
 Net realized gain on investments and foreign currency transactions         1,799,538       45,877,957
 Net unrealized gain on investments and foreign currency translation        6,876,576      133,970,269
                                                                          -----------    -------------
  Increase in net assets from operations ..............................   $ 9,006,288    $ 224,619,183
                                                                          -----------    -------------
Distributions declared to shareholders --
 From net investment income  ..........................................   $    (5,213)   $ (34,941,362)
 From net realized gain on investments and foreign currency
 transactions    ......................................................            --               --
                                                                          -----------    -------------
   Total distributions declared to shareholders   .....................   $    (5,213)   $ (34,941,362)
                                                                          -----------    -------------
Trust share transactions --
 Net proceeds from sale of shares  ....................................   $62,420,583    $ 136,422,449
 Net asset value of shares issued to shareholders in reinvestment of
 distributions   ......................................................         5,213       34,941,362
 Cost of shares reacquired   ..........................................    (3,467,672)    (100,768,585)
                                                                          -----------    -------------
   Increase (decrease) in net assets from Trust share transactions  ...   $58,958,124    $  70,595,226
                                                                          -----------    -------------
    Total increase in net assets   ....................................   $67,959,199    $ 260,273,047
Net assets:
 Beginning of year  ...................................................     3,868,914      839,614,350
                                                                          -----------    -------------
 End of year  .........................................................   $71,828,113   $1,099,887,397
                                                                          ===========    =============
Accumulated undistributed net investment income included in
net assets at end of year    ..........................................   $   328,042    $  44,654,745
                                                                          ===========    =============



                                                                          Utilities       World Asset
                                                                           Series      Allocation Series
                                                                        -------------- -------------------
Increase (decrease) in net assets from:
Operations --
 Net investment income    .............................................   $ 1,349,687      $   488,885
 Net realized gain on investments and foreign currency transactions         1,964,180          800,505
 Net unrealized gain on investments and foreign currency translation        5,215,776        1,398,356
                                                                          -----------      -----------
  Increase in net assets from operations ..............................   $ 8,529,643      $ 2,687,746
                                                                          -----------      -----------
Distributions declared to shareholders --
 From net investment income  ..........................................   $  (673,961)     $    (6,089)
 From net realized gain on investments and foreign currency
 transactions    ......................................................            --               --
                                                                          -----------      -----------
   Total distributions declared to shareholders   .....................   $  (673,961)     $    (6,089)
                                                                          -----------      -----------
Trust share transactions --
 Net proceeds from sale of shares  ....................................   $21,368,373      $21,306,554
 Net asset value of shares issued to shareholders in reinvestment of
 distributions   ......................................................       673,961            6,089
 Cost of shares reacquired   ..........................................    (8,212,008)      (1,134,082)
                                                                          -----------      -----------
   Increase (decrease) in net assets from Trust share transactions  ...   $13,830,326      $20,178,561
                                                                          -----------      -----------
    Total increase in net assets   ....................................   $21,686,008      $22,860,218
Net assets:
 Beginning of year  ...................................................    21,448,352        3,003,175
                                                                          -----------      -----------
 End of year  .........................................................   $43,134,360      $25,863,393
                                                                          ===========      ===========
Accumulated undistributed net investment income included in
net assets at end of year    ..........................................   $ 1,347,427      $   443,797
                                                                          ===========      ===========


                                                                             World
                                                                       Governments Series
                                                                      ---------------------
Increase (decrease) in net assets from:
Operations --
 Net investment income  .............................................      $ 10,077,304
 Net realized gain (loss) on investments and foreign currency
 transactions  ......................................................        14,107,660
 Net unrealized gain (loss) on investments and foreign currency
 translation   ......................................................        (2,587,887)
                                                                           ------------
  Increase in net assets from operations  ...........................      $ 21,597,077
                                                                           ------------
Distributions declared to shareholders --
 From net investment income   .......................................      $    (70,904)
 From net realized gain on investments and foreign currency
 transactions  ......................................................        (7,889,471)
                                                                           ------------
   Total distributions declared to shareholders .....................      $ (7,960,375)
                                                                           ------------
Trust share transactions --
 Net proceeds from sale of shares   .................................      $ 36,410,013
 Net asset value of shares issued to shareholders in reinvestment of
 distributions ......................................................         7,960,375
 Cost of shares reacquired ..........................................       (44,674,805)
                                                                           ------------
   Increase (decrease) in net assets from Trust share transactions         $   (304,417)
                                                                           ------------
    Total increase in net assets ....................................      $ 13,332,285
Net assets:
 Beginning of year   ................................................       139,154,907
                                                                           ------------
 End of year   ......................................................      $152,487,192
                                                                           ============
Accumulated undistributed net investment income included in
net assets at end of year  ..........................................      $ 25,666,880
                                                                           ============



                                                                                                          Zero Coupon
                                                                           World         World Total        Series
                                                                       Growth Series    Return Series   2000 Portfolio
                                                                      ---------------- ---------------- ----------------
Increase (decrease) in net assets from:
Operations --
 Net investment income  .............................................   $     728,568     $  261,133        $ 168,649
 Net realized gain (loss) on investments and foreign currency
 transactions  ......................................................      11,783,396        174,347          (20,451)
 Net unrealized gain (loss) on investments and foreign currency
 translation   ......................................................       6,613,757        652,694          461,824
                                                                        -------------     ----------        ---------
  Increase in net assets from operations  ...........................   $  19,125,721     $1,088,174        $ 610,022
                                                                        -------------     ----------        ---------
Distributions declared to shareholders --
 From net investment income   .......................................   $  (1,411,794)    $   (2,399)       $(173,697)
 From net realized gain on investments and foreign currency
 transactions  ......................................................      (1,739,413)            --               --
                                                                        -------------     ----------        ---------
   Total distributions declared to shareholders .....................   $  (3,151,207)    $   (2,399)       $(173,697)
                                                                        -------------     ----------        ---------
Trust share transactions --
 Net proceeds from sale of shares   .................................   $  52,969,836    $12,285,163       $1,609,509
 Net asset value of shares issued to shareholders in reinvestment of
 distributions ......................................................       3,151,207          2,399          173,697
 Cost of shares reacquired ..........................................     (25,751,488)      (971,428)        (883,928)
                                                                        -------------     ----------        ---------
   Increase (decrease) in net assets from Trust share transactions      $  30,369,555    $11,316,134        $ 899,278
                                                                        -------------     ----------        ---------
    Total increase in net assets ....................................   $  46,344,069    $12,401,909       $1,335,603
Net assets:
 Beginning of year   ................................................     100,044,164      1,384,029        3,280,253
                                                                        -------------     ----------        ---------
 End of year   ......................................................   $ 146,388,233    $13,785,938       $4,615,856
                                                                        =============     ==========        =========
Accumulated undistributed net investment income included in
net assets at end of year  ..........................................   $   1,148,560     $  486,991        $ 168,949
                                                                        =============     ==========        =========

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights

                                                                               Capital Appreciation
                                                                                       Series
                                                                              ------------------------
                                                                              Year Ended December 31,
                                                                              ------------------------
Per share data (for a share outstanding throughout each year):                   1996         1995
                                                                              ------------ -----------
Net asset value -- beginning of year  .......................................   $ 31.9878  $24.4076
                                                                                ---------  --------
Income from investment operations# --
 Net investment income (loss)   .............................................   $ (0.0200) $ 0.0933
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions ...............................................................      6.7422    8.1619
                                                                                ---------  --------
   Total from investment operations   .......................................   $  6.7222  $ 8.2552
                                                                                ---------  --------
Less distributions --
 From net investment income  ................................................   $ (0.0322) $(0.0568)
 From net realized gain on investments and foreign currency transactions  ...     (2.8462)  (0.6182)
                                                                                ---------  --------
   Total distributions    ...................................................   $ (2.8784) $(0.6750)
                                                                                ---------  --------
Net asset value -- end of year  .............................................   $ 35.8316  $31.9878
                                                                                =========  ========
Total return[dbldag]   ......................................................       21.48%    34.46%
Ratios (to average net assets)/Supplemental data:
 Expenses##   ...............................................................        0.80%     0.83%
 Net investment income (loss)   .............................................       (0.05)%    0.32%
Portfolio turnover  .........................................................          67%       89%
Average commission rate###   ................................................   $  0.0463        --
Net assets, end of year (000 omitted)    ....................................  $1,061,631    $797,102



                                                                                 Capital Appreciation Series
                                                                              ----------------------------------
                                                                                   Year Ended December 31,
                                                                              ----------------------------------
Per share data (for a share outstanding throughout each year):                   1994        1993       1992
                                                                              ----------- ----------- ----------
Net asset value -- beginning of year  .......................................   $28.1892    $24.8989    $23.0886
                                                                                --------    --------    --------
Income from investment operations# --
 Net investment income (loss)   .............................................   $ 0.0523    $ 0.1036    $ 0.0909
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions ...............................................................    (1.1104)     4.2197      2.9238
                                                                                --------    --------    --------
   Total from investment operations   .......................................   $(1.0581)   $ 4.3233    $ 3.0147
                                                                                --------    --------    --------
Less distributions --
 From net investment income  ................................................   $(0.1306)   $(0.1095)   $(0.1831)
 From net realized gain on investments and foreign currency transactions  ...    (2.5929)    (0.9235)    (1.0213)
                                                                                --------    --------    --------
   Total distributions    ...................................................   $(2.7235)   $(1.0330)   $(1.2044)
                                                                                --------    --------    --------
Net asset value -- end of year  .............................................   $24.4076    $28.1892    $24.8989
                                                                                ========    ========    ========
Total return[dbldag]   ......................................................      (3.60)%    18.00%      13.61%
Ratios (to average net assets)/Supplemental data:
 Expenses##   ...............................................................       0.83%       0.83%       0.87%
 Net investment income (loss)   .............................................       0.24%       0.48%       0.50%
Portfolio turnover  .........................................................         52%         70%         69%
Average commission rate###   ................................................         --          --          --
Net assets, end of year (000 omitted)    ....................................   $476,508    $420,552    $262,645


                                                                          Conservative Growth Series
                                                          -----------------------------------------------------------
                                                                            Year Ended December 31,
                                                          -----------------------------------------------------------
Per share data
 (for a share outstanding throughout each year):             1996        1995        1994        1993        1992
                                                          ----------- ----------- ----------- ----------- -----------
Net asset value -- beginning of year   ..................   $22.0182    $16.4563    $16.9289  $16.0717    $16.8547
                                                            --------    --------    --------  --------    --------
Income from investment operations# --
 Net investment income[sec]   ...........................   $ 0.4100    $ 0.4318    $ 0.2942  $ 0.2041    $ 0.1810
 Net realized and unrealized gain (loss) on investments
 and foreign currency transactions  .....................     5.0415      5.6172     (0.4790)   1.1280      0.6747
                                                            --------    --------    --------  --------    --------
   Total from investment operations    ..................   $ 5.4515    $ 6.0490    $(0.1848) $ 1.3321    $ 0.8557
                                                            --------    --------    --------  --------    --------
Less distributions --
 From net investment income   ...........................   $(0.2936)   $(0.3037)   $(0.1996) $(0.1509)   $(0.1387)
 From net realized gain on investments and foreign
 currency transactions  .................................    (0.6783)    (0.1834)    (0.0882)  (0.3240)    (1.5000)
                                                            --------    --------    --------  --------    --------
   Total distributions  .................................   $(0.9719)   $(0.4871)   $(0.2878) $(0.4749)   $(1.6387)
                                                            --------    --------    --------  --------    --------
Net asset value -- end of year   ........................   $26.4978    $22.0182    $16.4563  $16.9289    $16.0717
                                                            ========    ========    ========  ========    ========
Total return[dbldag]    .................................      25.41%      37.41%      (1.10)%    8.43%       5.71%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##    ..........................................       0.61%       0.64%       0.64%     0.66%       0.80%
 Net investment income  .................................       1.71%       2.25%       2.42%     2.05%       1.84%
Portfolio turnover   ....................................         51%         60%        146%      19%         40%
Average commission rate###    ...........................   $ 0.0502          --          --        --          --
Net assets, end of year (000 omitted)  ..................   $571,008    $302,024    $150,318     $95,770     $44,455



                                                              Emerging Growth Series
                                                          -------------------------------
                                                               Year          Period
                                                              Ended           Ended
                                                           December 31,   December 31,
Per share data
 (for a share outstanding throughout each year):               1996           1995*
                                                          --------------- --------------
Net asset value -- beginning of year   ..................     $12.6867    $10.0000**
                                                              --------    -----------
Income from investment operations# --
 Net investment income[sec]   ...........................     $ 0.0175    $   0.0788
 Net realized and unrealized gain (loss) on investments
 and foreign currency transactions  .....................       2.1506        2.6079
                                                              --------    -----------
   Total from investment operations    ..................     $ 2.1681    $   2.6867
                                                              --------    -----------
Less distributions --
 From net investment income   ...........................     $(0.0243)   $       --
 From net realized gain on investments and foreign
 currency transactions  .................................           --            --
                                                              --------    -----------
   Total distributions  .................................     $(0.0243)   $       --
                                                              --------    -----------
Net asset value -- end of year   ........................     $14.8305    $  12.6867
                                                              ========    ===========
Total return[dbldag]    .................................        17.15%        26.80%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##    ..........................................         0.70%         0.24%+
 Net investment income  .................................         0.12%         1.13%+
Portfolio turnover   ....................................           88%           28%
Average commission rate###    ...........................     $ 0.0346            --
Net assets, end of year (000 omitted)  ..................     $250,826       $67,255

  *From May 1, 1995 (commencement of investment operations) to December 31,
 1995.

  **Net asset value on date of commencement of operations.

 +Annualized.

 ++Not annualized.
 #Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.

 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.

###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.

 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

 [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series for the periods indicated. If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

                                                   Emerging Growth Series
                                         -------------------------------------------
                                             Year Ended             Period Ended
                                          December 31, 1996      December 31, 1995*
                                         --------------------   --------------------
Net investment income (loss)    ......   $(0.0406)                     $0.0265
Ratios (to average net assets):
 Expenses##   ........................     0.84%                        1.00%+
 Net investment income (loss)   ......    (0.02)%                       0.38%+


                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                              Government Securities
                                                                                       Series
                                                                              -----------------------
                                                                              Year Ended December 31,
                                                                              -----------------------
Per share data (for a share outstanding throughout each year):                   1996        1995
                                                                              ----------- -----------
Net asset value -- beginning of year  .......................................   $13.3900    $12.1219
                                                                                --------    --------
Income from investment operations# --
 Net investment income    ...................................................   $ 0.8445    $ 0.8311
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................    (0.6620)     1.2183
                                                                                --------    --------
   Total from investment operations   .......................................   $ 0.1825    $ 2.0494
                                                                                --------    --------
Less distributions --
 From net investment income  ................................................   $(0.7053)   $(0.7813)
 From net realized gain on investments and foreign currency transactions  ...         --          --
                                                                                --------    --------
   Total distributions ......................................................   $(0.7053)   $(0.7813)
                                                                                --------    --------
Net asset value -- end of year  .............................................   $12.8672    $13.3900
                                                                                ========    ========
Total return[dbldag]   ......................................................       1.65%      17.66%
Ratios (to average net assets)/Supplemental data:
 Expenses##   ...............................................................       0.63%       0.63%
 Net investment income    ...................................................       6.60%       6.59%
Portfolio turnover  .........................................................         57%         80%
Net assets, end of year (000 omitted)    ....................................   $383,107    $368,848



                                                                                 Government Securities Series
                                                                              ----------------------------------
                                                                                   Year Ended December 31,
                                                                              ----------------------------------
Per share data (for a share outstanding throughout each year):                   1994        1993       1992
                                                                              ----------- ----------- ----------
Net asset value -- beginning of year  .......................................   $13.0951    $13.0059    $13.0369
                                                                                --------    --------    --------
Income from investment operations# --
 Net investment income    ...................................................   $ 0.6366    $ 0.5742    $ 0.7170
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................    (0.9238)     0.5220      0.0976
                                                                                --------    --------    --------
   Total from investment operations   .......................................   $(0.2872)   $ 1.0962    $ 0.8146
                                                                                --------    --------    --------
Less distributions --
 From net investment income  ................................................   $(0.4959)   $(0.6603)   $(0.8027)
 From net realized gain on investments and foreign currency transactions  ...    (0.1901)    (0.3467)    (0.0429)
                                                                                --------    --------    --------
   Total distributions ......................................................   $(0.6860)   $(1.0070)   $(0.8456)
                                                                                --------    --------    --------
Net asset value -- end of year  .............................................   $12.1219    $13.0951    $13.0059
                                                                                ========    ========    ========
Total return[dbldag]   ......................................................      (2.21)%      8.70%       6.81%
Ratios (to average net assets)/Supplemental data:
 Expenses##   ...............................................................       0.62%       0.63%       0.66%
 Net investment income    ...................................................       6.01%       5.92%       6.56%
Portfolio turnover  .........................................................         90%         96%        304%
Net assets, end of year (000 omitted)    ....................................   $347,150    $310,521    $203,739


                                                                                 High Yield Series
                                                                              -----------------------
                                                                              Year Ended December 31,
                                                                              -----------------------
Per share data (for a share outstanding throughout each year):                   1996        1995
                                                                              ----------- -----------
Net asset value -- beginning of year  .......................................   $ 8.9222    $ 8.1860
                                                                                --------    --------
Income from investment operations# --
 Net investment income    ...................................................   $ 0.8012    $ 0.7891
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................     0.2131      0.5494
                                                                                --------    --------
   Total from investment operations   .......................................   $ 1.0143    $ 1.3385
                                                                                --------    --------
Less distributions from net investment income  ..............................   $(0.7234)   $(0.6023)
                                                                                --------    --------
Net asset value -- end of year  .............................................   $ 9.2131    $ 8.9222
                                                                                ========    ========
Total return[dbldag]   ......................................................      12.12%      16.93%
Ratios (to average net assets)/Supplemental data:
 Expenses##   ...............................................................       0.84%       0.87%
 Net investment income    ...................................................       9.01%       9.17%
Portfolio turnover  .........................................................         88%         66%
Net assets, end of year (000 omitted)    ....................................   $196,498    $153,800



                                                                                       High Yield Series
                                                                              ------------------------------------
                                                                                    Year Ended December 31,
                                                                              ------------------------------------
Per share data (for a share outstanding throughout each year):                   1994        1993        1992
                                                                              ----------- ----------- ------------
Net asset value -- beginning of year  .......................................   $ 9.1120  $ 8.3279    $ 8.1299
                                                                                --------  --------    --------
Income from investment operations# --
 Net investment income    ...................................................   $ 0.8226  $ 0.5915    $ 0.7314
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................    (1.0387)   0.8242      0.3823
                                                                                --------  --------    --------
   Total from investment operations   .......................................   $(0.2161) $ 1.4157    $ 1.1137
                                                                                --------  --------    --------
Less distributions from net investment income  ..............................   $(0.7099) $(0.6316)   $(0.9157)
                                                                                --------  --------    --------
Net asset value -- end of year  .............................................   $ 8.1860  $ 9.1120    $ 8.3279
                                                                                ========  ========    ========
Total return[dbldag]   ......................................................      (2.16)%  17.68%      14.99%
Ratios (to average net assets)/Supplemental data:
 Expenses##   ...............................................................       0.86%     0.88%       0.97%
 Net investment income    ...................................................       8.94%     8.76%       9.07%
Portfolio turnover  .........................................................         82%       53%         73%
Net assets, end of year (000 omitted)    ....................................   $102,194     $97,884      $54,564

      # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.

     ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.

[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                              Managed Sectors Series
                                                                              -----------------------
                                                                              Year Ended December 31,
                                                                              -----------------------
Per share data (for a share outstanding throughout each year):                   1996        1995
                                                                              ----------- -----------
Net asset value -- beginning of year  .......................................   $25.4468    $19.8823
                                                                                --------    --------
Income from investment operations# --
 Net investment income (loss)   .............................................   $ 0.0200    $ 0.0979
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................     4.2817      6.1880
                                                                                --------    --------
   Total from investment operations   .......................................   $ 4.3017    $ 6.2859
                                                                                --------    --------
Less distributions --
 From net investment income  ................................................   $(0.0758)   $(0.0542)
 From net realized gain on investments and foreign currency transactions  ...    (3.4224)    (0.6672)
                                                                                --------    --------
   Total distributions ......................................................   $(3.4982)   $(0.7214)
                                                                                --------    --------
Net asset value -- end of year  .............................................   $26.2503    $25.4468
                                                                                ========    ========
Total return[dbldag]   ......................................................      17.58%      32.29%
Ratios (to average net assets)/Supplemental data:
 Expenses##   ...............................................................       0.82%       0.84%
 Net investment income (loss)   .............................................       0.09%       0.42%
Portfolio turnover  .........................................................        121%        113%
Average commission rate###   ................................................   $ 0.0475      --
Net assets, end of year (000 omitted)    ....................................   $266,368    $194,351



                                                                                     Managed Sectors Series
                                                                              -------------------------------------
                                                                                     Year Ended December 31,
                                                                              -------------------------------------
Per share data (for a share outstanding throughout each year):                   1994        1993         1992
                                                                              ----------- ----------- -------------
Net asset value -- beginning of year  .......................................   $23.2419    $22.3342    $ 21.0115
                                                                                --------    --------    ---------
Income from investment operations# --
 Net investment income (loss)   .............................................   $ 0.0982    $ 0.0027    $ (0.0565)
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................    (0.6610)     0.9050       1.4184
                                                                                --------    --------    ---------
   Total from investment operations   .......................................   $(0.5628)   $ 0.9077    $  1.3619
                                                                                --------    --------    ---------
Less distributions --
 From net investment income  ................................................   $(0.0239)   $    --     $ (0.0392)
 From net realized gain on investments and foreign currency transactions  ...    (2.7729)        --           --
                                                                                --------    --------    ---------
   Total distributions ......................................................   $(2.7968)   $    --     $ (0.0392)
                                                                                --------    --------    ---------
Net asset value -- end of year  .............................................   $19.8823    $23.2419    $ 22.3342
                                                                                ========    ========    =========
Total return[dbldag]   ......................................................      (1.94)%      4.08%        6.48%
Ratios (to average net assets)/Supplemental data:
 Expenses##   ...............................................................       0.87%       0.84%        0.93%
 Net investment income (loss)   .............................................       0.53%       0.01%      (0.35)%
Portfolio turnover  .........................................................        103%        116%         22%
Average commission rate###   ................................................      --          --          --
Net assets, end of year (000 omitted)    ....................................   $118,987    $104,964    $  83,413


                                                                                 MFS/Foreign
                                                                                 & Colonial
                                                                                  Emerging
                                                                                   Markets
                                                                                Equity Series
                                                                              -----------------
                                                                                Period Ended
                                                                                December 31,
                                                                                   1996***
                                                                              -----------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year  .......................................     $10.0000****
                                                                                  ------------
Income from investment operations# --
 Net investment income[sec]  ................................................     $ 0.0706
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................      (0.0693)
                                                                                  ------------
   Total from investment operations   .......................................     $ 0.0013
                                                                                  ------------
Net asset value -- end of year  .............................................     $10.0013
                                                                                  ============
Total return[dbldag]   ......................................................       0.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##   ...............................................................       1.50%+
 Net investment income    ...................................................       0.77%+
Portfolio turnover  .........................................................           4%
Average commission rate###   ................................................     $ 0.0011
Net assets, end of year (000 omitted)    ....................................     $  3,271



                                                                                  MFS/Foreign
                                                                                  & Colonial
                                                                                 International
                                                                                 Growth Series
                                                                                                -
                                                                                 Period Ended
                                                                                 December 31,
                                                                                     1996*
                                                                                                -
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year  .......................................      $10.0000****
                                                                                   ------------
Income from investment operations# --
 Net investment income[sec]  ................................................      $ 0.0748
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................       (0.2535)
                                                                                   --------
   Total from investment operations   .......................................      $(0.1787)
                                                                                   --------
Net asset value -- end of year  .............................................      $ 9.8213
                                                                                   ========
Total return[dbldag]   ......................................................       (1.70)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##   ...............................................................        1.50%+
 Net investment income    ...................................................        1.47%+
Portfolio turnover  .........................................................             3%
Average commission rate###   ................................................      $ 0.0252
Net assets, end of year (000 omitted)    ....................................      $5,525



                                                                                    MFS/Foreign & Colonial
                                                                                   International Growth and
                                                                                        Income Series
                                                                                   Year Ended      Period E
                                                                                   December 31,    December
                                                                                    1996            1995**
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year  .......................................     $10.1282        $10.0000****
                                                                                  --------        --------
Income from investment operations# --
 Net investment income[sec]  ................................................     $ 0.2326        $ 0.0295
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................       0.2639          0.0987
                                                                                  --------        ---------
   Total from investment operations   .......................................     $ 0.4965        $ 0.1282
                                                                                  --------        ---------
Net asset value -- end of year  .............................................     $10.6247        $10.1282
                                                                                  ========        ========
Total return[dbldag]   ......................................................         4.84%         1.30%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##   ...............................................................         0.97%         1.50%+
 Net investment income    ...................................................         2.21%         1.64%+
Portfolio turnover  .........................................................           51%          --
Average commission rate###   ................................................     $ 0.0173           --
Net assets, end of year (000 omitted)    ....................................     $ 35,710        $7,179

 *From June 3, 1996 (commencement of investment operations) to December 31,
 1996.

 **From October 2, 1995 (commencement of investment operations) to December 31, 1995.

 ***From June 5, 1996 (commencement of investment operations) to December 31, 1996.

****Net asset value on date of commencement of operations.

 +Annualized.

 ++Not annualized.

 #Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.

 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.

 ###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.

 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

 [sec]The investment adviser voluntarily agreed to maintain the expenses of the MFS/Foreign & Colonial Emerging Markets Equity Series, MFS/Foreign & Colonial International Growth Series and MFS/Foreign & Colonial International Growth and Income Series at not more than 1.50% of average daily net assets. In addition, the investment adviser voluntarily waived all or a portion of its advisory fee for the periods indicated. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

                                            MFS/Foreign
                                            & Colonial        MFS/Foreign
                                             Emerging         & Colonial          MFS/Foreign & Colonial
                                              Markets        International       International Growth and
                                           Equity Series     Growth Series              Income Series
                                         ---------------   ----------------   --------------------------------
                                          Period Ended      Period Ended       Year Ended        Period Ended
                                          December 31,      December 31,       December 31,      December 31,
                                             1996***           1996*              1996              1995**
                                         ---------------   ----------------   ---------------   --------------
Net investment income (loss)    ......        $(0.0975)         $0.0265           $0.2101           $0.0119
Ratios (to average net assets):
 Expenses##   ........................            3.38%+           2.50%+            1.16%             2.48%+
 Net investment income (loss)   ......           (1.12)%+          0.46%+            2.02%             0.66%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                     Money Market Series
                                                                 -------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                 -------------------------------------------------------------
                                                                    1996        1995        1994        1993        1992
                                                                 ----------- ----------- ----------- ----------- ------------
Per share data (for a share outstanding throughout each year):
Net asset value -- beginning of year    ........................   $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000
                                                                   --------    --------    --------    --------    --------
Income from investment operations    ...........................   $ 0.0483    $ 0.0520    $ 0.0363    $ 0.0256    $ 0.0325
                                                                   --------    --------    --------    --------    --------
Less distributions from net investment income ..................   $(0.0483)   $(0.0520)   $(0.0363)   $(0.0256)   $(0.0325)
                                                                   --------    --------    --------    --------    --------
Net asset value -- end of year    ..............................   $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000
                                                                   ========    ========    ========    ========    ========
Total return[dbldag]  ..........................................       4.95%       5.44%       3.69%       2.59%       3.30%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ...................................................       0.56%       0.59%       0.58%       0.58%       0.60%
 Net investment income   .......................................       4.82%       5.30%       3.74%       2.60%       3.29%
Net assets, end of year (000 omitted)   ........................   $409,165    $282,754    $252,175    $142,464    $134,799


                                                           Research Series
                                              ------------------------------------------
                                                                        Period Ended
                                              Year Ended December 31,   December 31,
                                              -----------------------
                                                 1996        1995          1994*
                                              ----------- ----------- -----------------
Per share data (for a share outstanding
throughout each year):
Net asset value -- beginning of year   ......   $13.5777    $ 9.8761       $10.0000**
                                                --------    --------       ----------
Income from investment operations# --
 Net investment income[sec]   ...............   $ 0.0797    $ 0.1401       $   0.0131
 Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions  ..............................     3.1330      3.5651          (0.1370)
                                                --------    --------       ----------
   Total from investment operations    ......   $ 3.2127    $ 3.7052       $  (0.1239)
                                                --------    --------       ----------
Less distributions --
From net investment income    ...............   $(0.0328)   $(0.0036)      $    --
 From net realized gain on investments and
 foreign currency transactions   ............    (0.1841)         --            --
                                                --------    --------       ----------
   Total distributions  .....................   $(0.2169)   $(0.0036)      $    --
                                                --------    --------       ----------
Net asset value -- end of year   ............   $16.5735    $13.5777       $   9.8761
                                                ========    ========       ==========
Total return[dbldag]    .....................      23.76%      37.50%           (1.20)%++
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses##    ..............................       0.84%       0.58%            1.50%+
 Net investment income  .....................       0.52%       1.16%            1.80%+
Portfolio turnover   ........................         70%         81%              3%
Average commission rate###    ...............   $ 0.0280          --               --
Net assets, end of year (000 omitted)  ......   $325,389    $ 71,828       $    3,869



                                                                   Total Return Series
                                              ---------------------------------------------------------------
                                                                 Year Ended December 31,
                                              ---------------------------------------------------------------
                                                 1996         1995          1994         1993       1992
                                              ------------ ------------ ------------- ----------- ----------
Per share data (for a share outstanding
throughout each year):
Net asset value -- beginning of year   ...... $18.3848     $15.0862        $16.0946     $14.7219    $14.2209
                                              ---------    ---------       ----------   --------    --------
Income from investment operations# --
 Net investment income[sec]   ............... $ 0.7677     $ 0.7824        $ 0.5639     $ 0.4319    $ 0.5389
 Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions  ..............................   1.6795       3.1527         (0.9310)      1.5044      0.6247
                                              ---------    ---------       ----------   --------    --------
   Total from investment operations    ...... $ 2.4472     $ 3.9351        $(0.3671)    $ 1.9363    $ 1.1636
                                              ---------    ---------       ----------   --------    --------
Less distributions --
From net investment income    ...............  (0.7189)    $(0.6365)        (0.4344)     (0.4798)    (0.5673)
 From net realized gain on investments and
 foreign currency transactions   ............  (0.6734)          --         (0.2069)     (0.0838)    (0.0953)
                                              ---------    ---------       ----------   --------    --------
   Total distributions  ..................... $(1.3923)    $(0.6365)       $(0.6413)    $(0.5636)   $(0.6626)
                                              ---------    ---------       ----------   --------    --------
Net asset value -- end of year   ............ $19.4397     $18.3848        $15.0862     $16.0946    $14.7219
                                              =========    =========       ==========   ========    ========
Total return[dbldag]    .....................    14.10%       26.71%          (2.22)%     13.37%       8.57%
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses##    ..............................     0.72%        0.76%           0.76%        0.78%       0.85%
 Net investment income  .....................     4.15%        4.70%           4.34%        4.06%       4.96%
Portfolio turnover   ........................      134%         108%            66%          102%        71%
Average commission rate###    ............... $ 0.0539           --              --           --          --
Net assets, end of year (000 omitted)  ...... $1,335,022   $1,099,887      $839,614     $696,496    $397,385

  *From November 7, 1994 (commencement of investment operations) to December 31,
   1994.

 **Net asset value on date of commencement of operations.

  +Annualized.

 ++Not annualized.

  #Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.

 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.

###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.

 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

 [sec]The investment adviser voluntarily waived a portion of its advisory fee for the Research Series for the period indicated. If the waiver had not been in place, the net investment income per share and the ratios would have been:

                                             Research Series
                                   ------------------------------
                                    Year Ended       Period Ended
                                   December 31,      December 31,
                                       1995          1994*
                                     -------------  -------------
Net investment income  .........     $0.0954        $(0.0145)
Ratios (to average net assets):
 Expenses##   ..................        0.95%           3.49%+
 Net investment income    ......        0.79%          (0.19)%+


                       See notes to financial statements

                                                                 Utilities Series
                                                   ---------------------------------------------
                                                                                   Period Ended
                                                      Year Ended December 31,      December 31,
                                                  -------------------------------  -------------
Per share data (for a share outstanding
 throughout each year):                              1996       1995      1994        1993*
                                                   ---------  --------- ---------  -------------
Net asset value -- beginning of year               $12.2598   $ 9.5209  $10.0164   $10.0000****
                                                   ---------  --------- ---------  -------------
Income from investment operations# --
  Net investment incomeS.                          $ 0.5322   $ 0.4918  $ 0.2899   $ 0.0128
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions     1.8548     2.5197   (0.7817)    0.0036
                                                   ---------  --------- ---------  -------------
   Total from investment operations                $ 2.3870   $ 3.0115  $(0.4918)  $ 0.0164
                                                   ---------  --------- ---------  -------------
Less distributions --
 From net investment income                        $(0.3160)  $(0.2726) $(0.0037)  $       --
 From net realized gain on investments and
  foreign  currency transactions                    (0.3434)     --        --              --
                                                   ---------  --------- ---------  -------------
   Total distributions                             $(0.6594)  $(0.2726) $(0.0037)  $       --
                                                   ---------  --------- ---------  -------------
Net asset value -- end of year                     $13.9874   $12.2598  $ 9.5209   $10.0164
                                                   =========  ========= =========  =============
Total return++                                      20.37%     32.36%    (4.96)%       1.59%+
Ratios (to average net assets)/Supplemental
  dataS.:
  Expenses##                                         0.88%      0.44%      0.39%       1.50%+
 Net investment income                               4.23%      4.62%      4.59%       2.58%+
Portfolio turnover                                    131%       119%       103%        --
Average commission rate###                         $0.0435       --        --           --
Net assets, end of year (000 omitted)              $70,680    $43,134    $21,448      $2,798

                                                  Value Series     World Asset Allocation Series
                                                  ------------- -----------------------------------
                                                  Period Ended   Year Ended December  Period Ended
                                                  December 31,           31,          December 31,
                                                  -------------  -------------------- -------------
Per share data (for a share outstanding
 throughout each year):                              1996***       1996       1995       1994**
                                                  -------------  ---------  --------- -------------
Net asset value -- beginning of year              $10.0000****   $12.2250   $10.0579  $10.0000****
                                                  -------------  ---------  --------- -------------
Income from investment operations# --
  Net investment incomeS.                         $ 0.0916       $ 0.3731   $ 0.4205  $ 0.0220
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions    0.9139         1.5563     1.7540    0.0359
                                                  -------------  ---------  --------- -------------
   Total from investment operations               $ 1.0055       $ 1.9294   $ 2.1745  $ 0.0579
                                                  -------------  ---------  --------- -------------
Less distributions --
 From net investment income                       $    --        $(0.1300)  $(0.0074) $    --
 From net realized gain on investments and
  foreign  currency transactions                       --         (0.2450)     --          --
                                                  -------------  ---------  --------- -------------
   Total distributions                            $    --        $(0.3750)  $(0.0074) $    --
                                                  -------------  ---------  --------- -------------
Net asset value -- end of year                    $11.0055       $13.7794   $12.2250  $10.0579
                                                  =============  =========  ========= =============
Total return++                                      10.10%+++     16.04%     21.56%       0.60%+++
Ratios (to average net assets)/Supplemental
  dataS.:
  Expenses##                                         0.60%+        0.94%      0.67%       1.50%+
 Net investment income                               1.75%+        2.84%      3.70%       3.13%+
Portfolio turnover                                     52%          154%       146%         2%
Average commission rate###                           $0.0228     $0.0233       --          --
Net assets, end of year (000 omitted)                $16,700     $77,016    $25,863      $3,003





   *From November 16, 1993 (commencement of investment operations) to
    December 31, 1993.

  **From November 7, 1994 (commencement of investment operations) to
    December 31, 1994.

 ***From June 3, 1996 (commencement of investment operations) to
    December 31, 1996.

****Net asset value on date of commencement of operations.

   +Annualized.

 +++Not annualized.

   #Per share data is based on average shares outstanding.

  ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.

###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.

 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

Sec.The investment adviser voluntarily waived all or a portion of its advisory fee for the Utilities Series, Value Series and World Asset Allocation Series for the periods indicated. In addition, the investment adviser voluntarily agreed to maintain the expenses of the Value Series at not more than 1.00% of average daily net assets. If the waivers had not been in place and, with respect to the Value Series, to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

                                                                                                     World Asset
                                              Utilities Series              Value Series          Allocation Series
                                    -------------------------------------- ---------------  -------------------------
                                         Year Ended      Period Ended    Period Ended     Year Ended     Period Ended
                                        December 31,     December 31,    December 31,    December 31,    December 31,
                                    -------------------
                                      1995        1994       1993*          1996***          1995           1994**
                                   ----------- -----------------------  --------------- --------------  -------------
Net investment income               $0.4375    $0.2412    $(0.0407)        $0.0537        $0.3716         $0.0041
Ratios (to average net assets):
 Expenses##                            0.95%      1.14%       9.71%+          1.35%+         1.11%           4.05%+
 Net investment income                 4.12%      3.84%      (5.63)%+         1.02%+         3.27%           0.58%+

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                World Governments
                                                                                       Series
                                                                              -----------------------
                                                                              Year Ended December 31,
                                                                              -----------------------
Per share data (for a share outstanding throughout each year):                   1996        1995
                                                                              ----------- -----------
Net asset value -- beginning of year  .......................................   $12.4866    $11.3769
                                                                                --------    --------
Income from investment operations# --
Net investment income  ......................................................   $ 0.6882    $ 0.8031
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................    (0.2081)     0.9511
                                                                                --------    --------
   Total from investment operations   .......................................   $ 0.4801    $ 1.7542
                                                                                --------    --------
Less distributions --
From net investment income   ................................................   $(1.7085)   $(0.0058)
 From net realized gain on investments and foreign currency transactions  ...         --     (0.6387)
                                                                                --------    --------
   Total distributions    ...................................................   $(1.7085)   $(0.6445)
                                                                                --------    --------
Net asset value -- end of year  .............................................   $11.2582    $12.4866
                                                                                ========    ========
Total return[dbldag]   ......................................................       4.66%      15.69%
Ratios (to average net assets)/Supplemental data:
Expenses##    ...............................................................       0.90%       0.89%
 Net investment income    ...................................................       6.00%       6.67%
Portfolio turnover  .........................................................        390%        329%
Net assets, end of year (000 omitted)    ....................................   $141,764    $152,487



                                                                                   World Governments Series
                                                                              ----------------------------------
                                                                                   Year Ended December 31,
                                                                              ----------------------------------
Per share data (for a share outstanding throughout each year):                   1994        1993       1992
                                                                              ----------- ----------- ----------
Net asset value -- beginning of year  .......................................   $13.0212    $11.7966  $12.7397
                                                                                --------    --------  --------
Income from investment operations# --
Net investment income  ......................................................   $ 0.6095    $ 0.5352  $ 0.6429
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................    (1.2295)     1.5819   (0.6141)
                                                                                --------    --------  --------
   Total from investment operations   .......................................   $(0.6200)   $ 2.1171  $ 0.0288
                                                                                --------    --------  --------
Less distributions --
From net investment income   ................................................   $(0.8823)   $(0.8925) $(0.6581)
 From net realized gain on investments and foreign currency transactions  ...    (0.1420)         --   (0.3138)
                                                                                --------    --------  --------
   Total distributions    ...................................................   $(1.0243)   $(0.8925) $(0.9719)
                                                                                --------    --------  --------
Net asset value -- end of year  .............................................   $11.3769    $13.0212  $11.7966
                                                                                ========    ========  ========
Total return[dbldag]   ......................................................      (4.46)%    18.84%     0.54%
Ratios (to average net assets)/Supplemental data:
Expenses##    ...............................................................       0.90%       0.95%     1.03%
 Net investment income    ...................................................       6.06%       6.01%     7.02%
Portfolio turnover  .........................................................        269%        173%      147%
Net assets, end of year (000 omitted)    ....................................   $139,155    $135,085   $73,540

 #Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.

 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.

 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                      World Growth Series                 Period Ended
                                                     ----------------------------------- ---------------
Per share data                                        Year Ended December 31,             December 31,
                                                     ----------------------------------- ---------------
 (for a share outstanding throughout each year):        1996        1995        1994           1993*
                                                       --------    --------    --------     ------------
Net asset value -- beginning of year    ............   $12.3464    $10.9425    $10.6366     $   10.0000***
                                                       --------    --------    --------     ------------
Income from investment operations# --
Net investment income[sec]  ........................   $ 0.0232    $ 0.0689    $ 0.1506     $    0.0088
 Net realized and unrealized gain on
 investments and foreign currency transactions   ...     1.5878      1.6388      0.1590          0.6278
                                                       --------    --------    --------     ------------
   Total from investment operations  ...............   $ 1.6110    $ 1.7077    $ 0.3096     $    0.6366
                                                       --------    --------    --------     ------------
Less distributions --
 From net investment income    .....................   $(0.0886)   $(0.1361)   $(0.0037)    $    --
 From net realized gain on investments and foreign
 currency transactions   ...........................    (0.8350)    (0.1677)         --          --
                                                       --------    --------    --------     -------------
  Total distributions    ...........................   $(0.9236)   $(0.3038)   $(0.0037)    $    --
                                                       --------    --------    --------     -------------
Net asset value -- end of year    ..................   $13.0338    $12.3464    $10.9425     $   10.6366
                                                       ========    ========    ========     =============
Total return[dbldag]  ..............................      13.02%      16.06%      2.86%           50.78%+
Ratios (to average net assets)/Supplemental
data[sec]:
Expenses##   .......................................       1.04%       1.07%       0.47%           1.02%+
 Net investment income   ...........................       0.18%       0.60%       2.20%           1.23%+
Portfolio turnover    ..............................         81%        162%        231%              2%
Average commission rate###  ........................   $ 0.0142          --          --              --
Net assets, end of year (000 omitted)   ............   $203,106    $146,388    $100,045     $    18,879




                                                                 World Total Return Series
                                                     -----------------------------------------
Per share data                                              Year Ended       Period Ended
                                                            December 31,     December 31,
 (for a share outstanding throughout each year):        1996        1995        1994**
                                                       --------  ---------   ------------
Net asset value -- beginning of year    ............   $11.8346  $10.0405    $10.0000***
                                                       --------  ---------   ------------
Income from investment operations# --
Net investment income[sec]  ........................   $ 0.4131  $ 0.4437    $    0.0247
 Net realized and unrealized gain on
 investments and foreign currency transactions   ...     1.2480    1.3564         0.0158
                                                       --------  ---------   ------------
   Total from investment operations  ...............   $ 1.6611  $ 1.8001    $    0.0405
                                                       --------  ---------   ------------
Less distributions --
 From net investment income    .....................   $(0.2300) $(0.0060)   $      --
 From net realized gain on investments and foreign
 currency transactions   ...........................         --        --           --
                                                       --------  ---------   ------------
  Total distributions    ...........................   $(0.2300) $(0.0060)   $      --
                                                       --------  ---------   ------------
Net asset value -- end of year    ..................   $13.2657  $11.8346    $   10.0405
                                                       ========  =========   ============
Total return[dbldag]  ..............................      14.33%    17.89%          0.40%++
Ratios (to average net assets)/Supplemental
data[sec]:
Expenses##   .......................................       0.96%     0.77%          1.50%+
 Net investment income   ...........................       3.33%     4.01%          3.31%+
Portfolio turnover    ..............................        148%      146%             1%
Average commission rate###  ........................   $ 0.0229        --            --
Net assets, end of year (000 omitted)   ............   $ 37,638   $13,786         $1,384


        *From November 16, 1993 (commencement of investment operations) to
         December 31, 1993.

       **From November 7, 1994 (commencement of investment operations) to
         December 31, 1994.

      ***Net asset value on date of commencement of operations.

        +Annualized.

       ++Not annualized.

        #Per share data is based on average shares outstanding.

       ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.

      ###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.

[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established charges would reduce the total return figures for all periods shown.

   [sec] The investment adviser voluntarily waived all or a portion of its advisory fee for the World Growth Series and World been in place, the net investment income per share and the ratios would have been:

                                                                                               World Total
                                                World Growth Series                           Return Series
                                         -----------------------------------  --    ----------------------------------
                                          Year Ended       Period Ended              Year Ended       Period Ended
                                         December 31,      December 31,             December 31,      December 31,
                                             1994          1993*                        1995          1994**
                                           -------------      --------------- --      -------------       -------------
Net investment income  .........           $0.0989            $0.0022                 $0.3972             $(0.0405)
Ratios (to average net assets):
 Expenses##   ..................              1.20%              1.92%+                  1.19%                6.93%+
 Net investment income    ......              1.47%              0.33%+                  3.59%               (2.12)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                Zero Coupon Series
                                                                                  2000 Portfolio
                                                                              -----------------------
                                                                              Year Ended December 31,
                                                                              -----------------------
Per share data (for a share outstanding throughout each year):                   1996        1995
                                                                              ----------- -----------
Net asset value -- beginning of year  .......................................   $ 9.0619    $ 7.9573
                                                                                --------    --------
Income from investment operations# --
 Net investment income[sec]  ................................................   $ 0.2094    $ 0.4340
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................    (0.0528)     1.1038
                                                                                --------    --------
   Total from investment operations   .......................................   $ 0.1566    $ 1.5378
                                                                                --------    --------
Less distributions --
 From net investment income  ................................................   $(0.3363)   $(0.4332)
 From net realized gain on investments   ....................................         --          --
                                                                                --------    --------
   Total distributions ......................................................   $(0.3363)   $(0.4332)
                                                                                --------    --------
Net asset value -- end of year  .............................................   $ 8.8822    $ 9.0619
                                                                                ========    ========
Total return[dbldag]   ......................................................       1.91%      19.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##   ...............................................................       0.50%       0.50%
 Net investment income    ...................................................       5.20%       5.16%
Portfolio turnover  .........................................................          2%         27%
Net assets, end of year (000 omitted)    ....................................   $  4,337    $  4,616



                                                                                        Zero Coupon Series
                                                                                          2000 Portfolio
                                                                              --------------------------------------
                                                                                     Year Ended December 31,
                                                                              --------------------------------------
Per share data (for a share outstanding throughout each year):                   1994        1993         1992
                                                                              ----------- ----------- --------------
Net asset value -- beginning of year  .......................................   $11.1167    $11.0966     $ 11.3060
                                                                                --------    --------     -----------
Income from investment operations# --
 Net investment income[sec]  ................................................   $ 0.3807    $ 0.6921     $  0.8970
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions    ............................................................    (1.1094)     0.8997       (0.0904)*
                                                                                --------    --------     -----------
   Total from investment operations   .......................................   $(0.7287)   $ 1.5918     $  0.8066
                                                                                --------    --------     -----------
Less distributions --
 From net investment income  ................................................   $(0.6250)   $(0.8915)    $ (0.8539)
 From net realized gain on investments   ....................................    (1.8057)    (0.6802)      (0.1621)
                                                                                --------    --------     -----------
   Total distributions ......................................................   $(2.4307)   $(1.5717)    $ (1.0160)
                                                                                --------    --------     -----------
Net asset value -- end of year  .............................................   $ 7.9573    $11.1167     $ 11.0966
                                                                                ========    ========     ===========
Total return[dbldag]   ......................................................      (6.99)%    15.03%         8.18%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##   ...............................................................       0.50%       0.50%         0.50%
 Net investment income    ...................................................       4.93%       5.48%         7.08%
Portfolio turnover  .........................................................         12%         65%           16%
Net assets, end of year (000 omitted)    ....................................   $  3,280    $  3,547     $   3,713


       * The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Trust shares and the amount of per share realized and unrealized gains and losses at such time.

       # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.

      ## For fiscal years ending after September 1, 1995, expenses should be calculated without the reduction of fees paid indirectly, however, the investment adviser has voluntarily agreed to maintain the net expenses of the Zero Coupon Series 2000 Portfolio at not more than 0.50% of average daily net assets.

[dbldag] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S. and Sun Lfe (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

   [sec] The investment adviser voluntarily waived all or a portion of its advisory fee for the Zero Coupon Series 2000 Portfolio for the period indicated. If the waiver had not beein in place, the net investment income per share and the ratios would have been:

                                    Year Ended
                                 December 31,
                                       1996
                                 -------------
Net investment income  ......... $   0.2045
Ratios (to average net assets):
 Expenses##   ..................       0.62%
 Net investment income    ......       5.08%


                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Organization

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of nineteen separate Series (the Series) of shares: Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, Government Securities Series, High Yield Series, Managed Sectors Series, MFS/Foreign & Colonial Emerging Markets Equity Series, MFS/Foreign & Colonial International Growth Series, MFS/Foreign & Colonial International Growth and Income Series, Money Market Series, Research Series, Total Return Series, Utilities Series, Value Series, World Asset Allocation Series, World Governments Series, World Growth Series, World Total Return Series and Zero Coupon Series 2000 Portfolio. The High Yield Series, Managed Sectors Series, Utilities Series, World Asset Allocation Series, World Governments Series, World Growth Series and World Total Return Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series of the Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Series' management on the direction of interest rates.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. Upon entering such contracts, the Series are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

As appropriate based on its investments, certain Series of the Trust use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Series at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series or portfolio of the Trust intends to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended December 31, 1996, the following amounts were reclassified due to permanent differences between book and tax accounting for currency transactions and paydown securities. These changes had no effect on the net assets or net asset value per share.

                                                                Capital       Conservative    Emerging
                                                              Appreciation       Growth        Growth
                                                                 Series          Series        Series
                                                             --------------- --------------- -----------
Increase (decrease):
Paid-in capital   ..........................................    $    --          $  --         $  --
Accumulated undistributed net realized gain on investments
and foreign currency transactions   ........................     (494,794)         8,340         2,841
Accumulated undistributed net investment income    .........      494,794         (8,340)       (2,841)



                                                              Government      High       Managed
                                                              Securities      Yield      Sectors
                                                                Series       Series      Series
                                                             ------------- ------------ ----------
Increase (decrease):
Paid-in capital   ..........................................   $    --       $  9,864     $   --
Accumulated undistributed net realized gain on investments
and foreign currency transactions   ........................     141,247      (55,686)      10,229
Accumulated undistributed net investment income    .........    (141,247)      45,822      (10,229)



                                                               MFS/Foreign      MFS/Foreign      MFS/Foreign
                                                               & Colonial       & Colonial       & Colonial
                                                                Emerging       International    International
                                                                 Markets          Growth         Growth and     Research
                                                              Equity Series       Series        Income Series    Series
                                                             ---------------- ---------------- ---------------- ----------
Increase (decrease):
Paid-in capital   ..........................................      $  --            $  --           $    --        $   --
Accumulated undistributed net realized gain on investments
and foreign currency transactions   ........................        4,358            5,556           129,823        18,442
Accumulated undistributed net investment income    .........       (4,358)          (5,556)         (129,823)      (18,442)

                                                                            Total                              World Asset
                                                                            Return      Utilities    Value     Allocation
                                                                            Series       Series      Series      Series
                                                                         ------------- ------------ --------- --------------
Increase (decrease):
Paid-in capital   ......................................................   $    --       $   --       $  --      $    --
Accumulated undistributed net realized gain on investments and foreign
currency transactions   ................................................     191,620       72,879       397       (130,908)
Accumulated undistributed net investment income    .....................    (191,620)     (72,879)     (397)       130,908



                                                                             World         World
                                                                          Governments      Growth
                                                                            Series         Series
                                                                         -------------- -------------
Increase (decrease):
Paid-in capital   ......................................................   $      --      $    --
Accumulated undistributed net realized gain on investments and foreign
currency transactions   ................................................     9,171,757     (559,102)
Accumulated undistributed net investment income    .....................    (9,171,757)     559,102



                                                                             World         Zero Coupon
                                                                          Total Return       Series
                                                                             Series      2000 Portfolio
                                                                         --------------- ----------------
Increase (decrease):
Paid-in capital   ......................................................    $    --            $ (19)
Accumulated undistributed net realized gain on investments and foreign
currency transactions   ................................................      148,860            322
Accumulated undistributed net investment income    .....................     (148,860)          (303)


At December 31, 1996, the following Series had capital loss carryforwards for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                                                                   Portion Expiring December 31,
                                                        ----------------------------------------------------
                                                         Total Carryover  1997       1998        1999
------------------------------------------------------   ---------------  ------     -------     -------
Government Securities Series   ........................  $   8,934,869   $ --      $   --      $   --
                                                         ==============  ========  ==========  ==========
High Yield Series  ....................................      8,682,830   553,314   2,535,112   1,654,123
                                                         ==============  ========  ==========  ==========
MFS/Foreign & Colonial Emerging Markets Equity Series            5,296     --          --          --
                                                         ==============  ========  ==========  ==========
MFS/Foreign & Colonial International Growth Series  ...          7,804     --          --          --
                                                         ==============  ========  ==========  ==========
Zero Coupon Series 2000 Portfolio    ..................         46,129     --          --          --
                                                         ==============  ========  ==========  ==========



                                                                       Portion Expiring December 31,
                                                        ------------------------------------------------------------
                                                          2000       2001         2002         2003        2004
------------------------------------------------------   --------  ---------   -----------   ----------  ----------
Government Securities Series   ........................  $ --      $  --       $7,137,094    $  76,697   $1,721,078
                                                         ========  =========   ===========   ==========  ===========
High Yield Series  ....................................  786,156      --          960,740    2,193,385        --
                                                         ========  =========   ===========   ==========  ===========
MFS/Foreign & Colonial Emerging Markets Equity Series      --         --            --           --           5,296
                                                         ========  =========   ===========   ==========  ===========
MFS/Foreign & Colonial International Growth Series  ...    --         --            --           --           7,804
                                                         ========  =========   ===========   ==========  ===========
Zero Coupon Series 2000 Portfolio    ..................    --         --           21,892       20,451        3,786
                                                         ========  =========   ===========   ==========  ===========

3. Transactions with Affiliates

The Trust has investment advisory agreements with Massachusetts Financial Services Company (MFS), a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Investment advisory fees and expense limitations are as follows:

                                                                            Investment         Expense
                                                                          Advisory Fees      Limitations
                                                                         ----------------   -------------
 Capital Appreciation Series   .......................................           0.75%            1.25%
 Conservative Growth Series ..........................................           0.55%            1.25%
 Emerging Growth Series  .............................................           0.75%*           1.50%
 Government Securities Series  .......................................           0.55%            1.25%
 High Yield Series ...................................................           0.75%            1.25%
 Managed Sectors Series  .............................................           0.75%*           1.25%
 MFS/Foreign & Colonial Emerging Markets Equity Series ...............           1.25%            1.50%
 MFS/Foreign & Colonial International Growth Series ..................           0.975%*          1.50%
 MFS/Foreign & Colonial International Growth and Income Series  ......           0.975%*          1.50%
 Money Market Series  ................................................           0.50%            0.60%
 Research Series   ...................................................           0.75%*           1.50%
 Total Return Series  ................................................           0.75%*           1.25%
 Utilities Series  ...................................................           0.75%*           1.00%
 Value Series   ......................................................           0.75%*           1.00%
 World Asset Allocation Series .......................................           0.75%*           1.50%
 World Governments Series   ..........................................           0.75%*           1.00%
 World Growth Series  ................................................           0.90%            1.50%
 World Total Return Series  ..........................................           0.75%*           1.50%
 Zero Coupon Series 2000 Portfolio   .................................           0.25%            0.50%

 * The advisory fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series, Utilities Series, Value Series, World Asset Allocation Series, World Governments Series and World Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The advisory fee for the Total Return Series is reduced to 0.60% of the average daily net assets in excess of $1 billion. The advisory fee for the MFS/Foreign & Colonial International Growth Series and MFS/Foreign & Colonial International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

The investment advisory agreements with respect to the MFS/Foreign & Colonial Emerging Markets Equity Series, MFS/Foreign & Colonial International Growth Series and MFS/Foreign & Colonial International Growth and Income Series permit MFS to engage one or more sub-advisers and MFS has engaged Foreign & Colonial Management Limited (FCM), an England and Wales Company, and its subsidiary Foreign & Colonial Emerging Markets Limited (FCEM) to assist in the performance of its services. In addition, the investment advisory agreement with respect to the World Growth Series permits MFS to engage one or more sub-advisers and MFS has engaged Oechsle International Advisors, L.P. (Oechsle), a Delaware limited partnership, and Batterymarch Financial Management, Inc. (Batterymarch), a Maryland corporation, to assist in the performance of its services. Effective May 1, 1996, FCM and FCEM replaced Batterymarch as sub-advisers to the World Growth Series. Effective November 1, 1996, Oechsle was terminated as a sub-adviser to the World Growth Series.


MFS has agreed to waive its advisory fee for an indefinite period for the MFS/Foreign & Colonial Emerging Markets Equity Series, MFS/Foreign & Colonial International Growth Series and Value Series. The amounts waived under this agreement for the period ended December 31, 1996 were $11,151, $14,479 and $27,382, respectively. MFS waived a portion of its advisory fee for the Emerging Growth Series and MFS/Foreign & Colonial

International Growth and Income Series. The amounts waived under this agreement for the year ended December 31, 1996 were $225,349 and $44,482, respectively. In addition, under an expense limitation agreement, MFS has assumed expenses for the period ended December 31, 1996 amounting to $5,761 for the MFS/Foreign & Colonial Emerging Markets Equity Series and $4,099 for the Zero Coupon Series 2000 Portfolio.


The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain of the officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

4. Portfolio Securities

For the year ended December 31, 1996, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                         Capital           Conservative
                                                          Appreciation      Growth
                                                          Series            Series
                                                      ----------------- ---------------
Purchases
U.S. government securities   ........................   $      --         $   244,997
                                                        ============      ============
Investments (non-U.S. government securities)   ......    $689,235,186     $354,300,779
                                                         ============     ============
Sales
U.S. government securities   ........................   $      --         $    56,980
                                                        ============      ============
Investments (non-U.S. government securities)   ......    $609,317,757     $201,876,350
                                                         ============     ============



                                                         Emerging          Government        High
                                                          Growth           Securities        Yield
                                                          Series             Series          Series
                                                                                        ----------------
Purchases
U.S. government securities   ........................   $      --       $248,143,005      $    --
                                                        ============    =============      ============
Investments (non-U.S. government securities)   ......    $267,487,133   $     --           $171,858,169
                                                         ============   =============      ============
Sales
U.S. government securities   ........................   $      --       $211,789,638      $    --
                                                        ============    =============      ============
Investments (non-U.S. government securities)   ......    $121,492,861   $     --           $137,950,996
                                                         ============   =============      ============


                                                                       MFS/Foreign &
                                                           Managed       Colonial
                                                           Sectors    Emerging Markets
                                                           Series      Equity Series
                                                      ---------------  ---------------
Purchases
U.S. government securities   ........................   $    --          $   --
                                                        ============   ==========
Investments (non-U.S. government securities)   ......   $299,144,790   $2,878,200
                                                        ============   ==========
Sales
U.S. government securities   ........................   $    --          $   --
                                                        ============   ==========
Investments (non-U.S. government securities)   ......   $235,245,660   $ 207,698
                                                        ============   ==========

+Purchases and sales of investments for the Money Market Series consist solely of short-term obligations


                                                                        MFS/Foreign &
                                                        MFS/Foreign &     Colonial
                                                          Colonial       International      Money
                                                        International     Growth and        Market
                                                        Growth Series    Income Series     Series+
                                                        -------------    -------------  ---------------
Purchases
U.S. government securities   ........................   $    --          $   --         $10,227,586,362
                                                        ==========       ===========    ================
Investments (non-U.S. government securities)   ......    $4,828,516       $37,603,559   $ 3,072,400,736
                                                         ==========       ===========   ================
Sales
U.S. government securities   ........................   $    --          $    --        $10,158,750,900
                                                        ==========       ===========    ================
Investments (non-U.S. government securities)   ......   $   54,487       $ 10,547,564   $ 3,037,318,000
                                                         ==========       ===========   ================

+Purchases and sales of investments for the Money Market Series consist solely of short-term obligations


                                                                            Total
                                                         Research           Return
                                                         Series             Series
                                                         ------             ------
Purchases
U.S. government securities  ........................   $     --         $602,720,907
                                                        ============   =============
Investments (non-U.S. government securities)  ......    $773,170,804    $986,622,896
                                                        ============   =============
Sales
U.S. government securities  ........................   $     --         $573,936,810
                                                        ============   =============
Investments (non-U.S. government securities)  ......   $ 125,146,464    $900,955,376
                                                        ============   =============



                                                                                      World Asset
                                                       Utilities       Value           Allocation
                                                        Series         Series           Series
                                                        ------         ------           ------
Purchases
U.S. government securities  ........................   $7,398,784     $   --          $16,296,111
                                                       ===========    ===========     ============
Investments (non-U.S. government securities)  ......   $82,738,536     $15,072,202    $75,667,779
                                                       ===========     ===========    ============
Sales
U.S. government securities  ........................   $5,872,979     $   --          $14,720,153
                                                       ===========    ===========     ============
Investments (non-U.S. government securities)  ......   $65,224,143    $3,026,129      $47,399,476
                                                       ===========    ===========     ============


                                                                                                               Zero Coupon
                                                           World              World               World           Series
                                                         Governments         Growth            Total Return        2000
                                                           Series            Series               Series         Portfolio
                                                       ---------------   -----------------   ---------------   -------------
Purchases
U.S. government securities  ........................    $215,628,790       $    --             $12,192,963     $100,217
                                                       =============       ============        ============    =========
Investments (non-U.S. government securities)  ......    $327,501,308        $225,502,745       $41,093,686     $  --
                                                       =============        ============       ============    =========
Sales
U.S. government securities  ........................    $215,725,059       $    --             $ 7,599,324     $463,909
                                                       =============       ============        ============    =========
Investments (non-U.S. government securities)  ......    $319,062,753        $190,481,331       $23,921,588     $   --
                                                       =============        ============       ============    =========

At December 31, 1996, the cost and unrealized appreciation or depreciation in value of the investment securities owned by each series of the Trust, as computed on the federal income tax basis, are as follows:

                                                 Capital
                                              Appreciation
                                                 Series
                                      -----------------------------
Aggregate cost  .....................         $ 839,863,374
                                              =============
Gross unrealized appreciation  ......         $ 259,056,444
Gross unrealized depreciation  ......           (40,683,592)
                                              -------------
 Net unrealized appreciation   ......         $ 218,372,852
                                              =============



                                           Conservative      Emerging        Government      High
                                              Growth          Growth         Securities      Yield
                                              Series          Series           Series        Series
                                           -------------------------------------------------------------
Aggregate cost  .....................      $460,628,661     $228,788,293    $376,652,522    $188,137,143
                                           ============     ============    ============    ============
Gross unrealized appreciation  ......      $111,572,298     $ 30,446,955    $  5,611,898    $  8,383,049
Gross unrealized depreciation  ......        (1,691,016)      (8,961,320)     (3,909,998)     (3,445,041)
                                           ------------     ------------    ------------    ------------
 Net unrealized appreciation   ......      $109,881,282     $ 21,485,635    $  1,701,900    $  4,938,008
                                           ============     ============    ============    ============


                                                                                               MFS/Foreign &
                                                         MFS/Foreign &        MFS/Foreign &    Colonial
                                          Managed         Colonial            Colonial         International    Money
                                          Sectors         Emerging Markets    International    Growth and       Market
                                          Series          Equity Series       Growth Series    Income Series    Series
                                      --------------- ------------------- ---------------- ---------------- --------------
Aggregate cost  .....................   $246,745,573       $3,325,408        $6,720,455       $34,648,458   $406,081,258
                                        ============       ==========        ==========       ===========   =============
Gross unrealized appreciation  ......   $ 38,284,074       $  183,370        $  299,654       $ 2,394,644   $     --
Gross unrealized depreciation  ......    (17,839,577)        (144,133)         (220,414)       (1,819,938)        --
                                        ------------       ----------        ----------       -----------   -------------
 Net unrealized appreciation   ......   $ 20,444,497       $   39,237        $   79,240       $   574,706   $     --
                                        ============       ==========        ==========       ===========   =============


                                                                                                                   World
                                                            Total                                                  Asset
                                          Research          Return              Utilities        Value            Allocation
                                           Series           Series              Series           Series           Series
                                        ---------------   -----------------   --------------   --------------   -------------
Aggregate cost  .....................     $307,329,608      $1,171,661,432      $62,503,660      $15,967,564      $72,588,680
                                          ============      ==============      ===========      ===========      ===========
Gross unrealized appreciation  ......     $ 38,294,967      $  167,241,763      $ 7,502,995      $   798,923      $ 5,536,127
Gross unrealized depreciation  ......       (6,072,633)         (9,200,375)      (1,041,383)        (327,691)      (1,556,339)
                                          ------------      --------------      -----------      -----------      -----------
 Net unrealized appreciation   ......     $ 32,222,334      $  158,041,388      $ 6,461,612      $   471,232      $ 3,979,788
                                          ============      ==============      ===========      ===========      ===========


                                                                                               Zero Coupon
                                           World             World             World             Series
                                         Governments         Growth         Total Return          2000
                                           Series            Series            Series           Portfolio
                                        ---------------   ---------------   ---------------   -------------
Aggregate cost  .....................     $138,014,615      $183,378,105      $34,422,082      $4,227,371
                                          ============      ============      ===========      ===========
Gross unrealized appreciation  ......     $  4,303,198      $ 27,319,394      $ 3,730,894      $  100,266
Gross unrealized depreciation  ......       (1,214,050)       (8,066,236)        (391,772)             --
                                          ------------      ------------      -----------      -----------
 Net unrealized appreciation   ......     $  3,089,148      $    253,158      $ 3,339,122      $  100,266
                                          ============      ============      ===========      ===========

5. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares during the year ended December 31, 1996 are presented below and on the following page.

                                                                     Capital         Conservative
                                                                     Appreciation    Growth
                                                                     Series          Series
                                                                 --------------- ---------------
Shares sold  ...................................................    11,443,621       7,921,733
Shares issued to shareholders in reinvestment of distributions       2,235,453         677,102
Shares reacquired  .............................................    (8,969,620)       (766,565)
                                                                   -----------      ----------
 Net increase   ................................................     4,709,454       7,832,270
                                                                   ===========      ==========



                                                                     Emerging      Government    High
                                                                      Growth        Securities    Yield
                                                                      Series        Series        Series
                                                                      ------        ------        ------
Shares sold  ...................................................    13,818,601     8,676,674     14,159,075
Shares issued to shareholders in reinvestment of distributions          15,052     1,815,119      1,441,300
Shares reacquired  .............................................    (2,221,950)   (8,264,354)   (11,510,196)
                                                                   -----------   -----------   ------------
 Net increase   ................................................    11,611,703     2,227,439      4,090,179
                                                                   ===========   ===========   ============


                                                                                               MFS/Foreign &
                                                                               Managed           Colonial
                                                                               Sectors         Emerging Markets
                                                                                Series          Equity Series
                                                                             --------------- -------------------
Shares sold  ...............................................................     2,818,152          379,243
Shares issued in connection with the acquisition of the Sun Growth Variable
Annuity Fund    ............................................................            --               --
Shares issued to shareholders in reinvestment of distributions  ............     1,176,164               --
Shares reacquired  .........................................................    (1,484,629)         (52,143)
                                                                               -----------         --------
 Net increase   ............................................................     2,509,687          327,100
                                                                               ===========         ========




                                                                                  MFS/Foreign &    MFS/Foreign &
                                                                                   Colonial        International    Money
                                                                                  International    Growth and       Market
                                                                                  Growth Series    Income Series    Series
                                                                                                                 ---------------
Shares sold  ...............................................................       720,467        3,257,415        753,646,599
Shares issued in connection with the acquisition of the Sun Growth Variable
Annuity Fund    ............................................................            --               --            666,549
Shares issued to shareholders in reinvestment of distributions  ............            --               --         15,990,553
Shares reacquired  .........................................................      (157,890)        (605,202)      (643,892,483)
                                                                                 ---------       ----------      -------------
 Net increase   ............................................................       562,577        2,652,213        126,411,218
                                                                                 =========       ==========      =============


                                                                                   Total
                                                                     Research      Return
                                                                     Series        Series
                                                                 ------------- ---------------
Shares sold  ...................................................    14,559,925     8,956,855
Shares issued to shareholders in reinvestment of distributions         143,325     4,879,076
Shares reacquired  .............................................      (360,295)   (4,986,660)
                                                                   -----------   -----------
 Net increase   ................................................    14,342,955     8,849,271
                                                                   ===========   ===========



                                                                                           World Asset
                                                                  Utilities    Value        Allocation
                                                                    Series      Series       Series
                                                                    ------      ------       ------
Shares sold  ...................................................    1,883,446    1,564,290    3,944,274
Shares issued to shareholders in reinvestment of distributions        230,167           --      102,487
Shares reacquired  .............................................     (578,846)     (46,888)    (573,164)
                                                                   ----------   ----------   ----------
 Net increase   ................................................    1,534,767    1,517,402    3,473,597
                                                                   ==========   ==========   ==========

                                                                                                                   Zero Coupon
                                                                    World          World           World           Series
                                                                    Governments    Growth          Total Return    2000
                                                                    Series         Series          Series          Portfolio
                                                                  -------------- --------------- --------------- -------------
Shares sold   ...................................................     1,205,318      6,357,585       1,881,285        21,232
Shares issued to shareholders in reinvestment of distributions        1,907,834        961,665          36,211        19,961
Shares reacquired   .............................................    (2,733,139)    (3,593,022)       (245,154)      (62,281)
                                                                    -----------    -----------      ----------      --------
 Net increase (decrease)  .......................................       380,013      3,726,228       1,672,342       (21,088)
                                                                    ===========    ===========      ==========      ========

Transactions in Trust shares during the year ended December 31, 1995 are presented below.

                                    Capital         Conservative    Emerging        Government
                                    Appreciation    Growth          Growth          Securities
                                    Series          Series          Series          Series
                                   --------------- --------------- --------------- -------------
Shares sold  .....................    11,620,628       4,959,971       6,726,769       5,453,675
Shares issued to shareholders in
reinvestment of distributions  ...       575,351         267,502             --        1,637,090
Shares reacquired  ...............    (6,799,964)       (644,875)     (1,425,554)     (8,182,612)
                                     -----------      ----------     -----------     -----------
 Net increase (decrease)    ......     5,396,015       4,582,598       5,301,215      (1,091,847)
                                     ===========      ==========     ===========     ===========



                                                                     MFS/Foreign
                                                                     & Colonial
                                         High          Managed       International     Money
                                        Yield         Sectors         Growth and       Market
                                        Series        Series          Income Series    Series
                                        ------        ------          -------------    ------
Shares sold  .....................    11,405,259     2,814,579        710,005         450,493,345
Shares issued to shareholders in
reinvestment of distributions  ...     1,058,317       211,025            --           12,727,293
Shares reacquired  ...............    (7,709,622)   (1,372,643)        (1,208)       (432,641,522)
                                     -----------   -----------       --------       -------------
 Net increase (decrease)    ......     4,753,954     1,652,961        708,797          30,579,116
                                     ===========   ===========       ========       =============


                                                    Total                        World Asset
                                     Research       Return          Utilities    Allocation
                                       Series       Series          Series       Series
                                   ------------ --------------- ------------ --------------
Shares sold  .....................    5,208,741     8,109,408      1,993,567    1,917,796
Shares issued to shareholders in
 reinvestment of distributions              485     2,212,879         68,772          573
Shares reacquired  ...............     (310,821)   (6,150,918)      (796,757)    (101,344)
                                     ----------   -----------     ----------   ----------
 Net increase (decrease)    ......    4,898,405     4,171,369      1,265,582    1,817,025
                                     ==========   ===========     ==========   ==========



                                                                                  Zero Coupon
                                      World          World           World           Series
                                   Governments      Growth        Total Return       2000
                                     Series         Series          Series        Portfolio
                                     ------         ------          ------        ---------
Shares sold  .....................     3,031,637      4,670,829       1,117,597       180,804
Shares issued to shareholders in
 reinvestment of distributions           667,817        291,239             222        21,339
Shares reacquired  ...............    (3,718,715)    (2,248,059)        (90,774)     (105,004)
                                     -----------    -----------      ----------     ---------
 Net increase (decrease)    ......       (19,261)     2,714,009       1,027,045        97,139
                                     ===========    ===========      ==========     =========

6. Financial Instruments

Certain Series of the Trust may trade financial instruments with off-balance sheet risk in the normal course of their investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include indexed securities, written options, forward foreign currency exchange contracts and futures contracts.


The notional or contractual amounts of these instruments represent the investment the series have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996, is shown on the following pages.

Written Option Transactions -- MFS/Foreign & Colonial International Growth and Income Series


                                                               1996 Calls                           1996 Puts
                                                    ------------------------------------ --------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                      of Contracts                         of Contracts
                                                      (000 Omitted)        Premiums       (000 Omitted)        Premiums
                                                    --------------------   -----------   -------------------   ----------
Outstanding, beginning of period --
Options written --
 Australian Dollars   ...........................                 91         $    491               --           $   --
 Canadian Dollars  ..............................                --               --              1,137            2,984
 Deutsche Marks    ..............................              1,922            9,062               402            1,103
 Deutsche Marks/British Pounds    ...............              2,514            8,938               566            7,297
 Italian Lire/Deutsche Marks   ..................          2,361,708           18,547               --               --
 Japanese Yen   .................................            132,077            3,666           258,307           16,505
 New Zealand Dollars  ...........................                --               --                432              643
 Spanish Pesetas/Deutsche Marks   ...............                --               --             45,589            1,134
 Swiss Francs/Deutsche Marks   ..................                371            1,125               824           10,166
Options terminated in closing transactions --
 Australian Dollars   ...........................                (91)            (491)              --               --
 Deutsche Marks    ..............................             (1,922)          (9,062)             (402)          (1,103)
 Deutsche Marks/British Pounds    ...............             (1,099)          (3,336)              --               --
 Italian Lire/Deutsche Marks   ..................         (2,361,708)         (18,547)              --               --
 Japanese Yen   .................................           (132,077)          (3,666)              --               --
 New Zealand Dollars  ...........................                --               --               (432)            (643)
Options expired --
 Canadian Dollars  ..............................                --               --             (1,137)          (2,984)
 Deutsche Marks/British Pounds    ...............               (868)          (3,505)              --               --
 Japanese Yen   .................................                --               --           (102,307)          (6,073)
 Spanish Pesetas/Deutsche Marks   ...............                --               --            (45,589)          (1,134)
                                                         -----------         --------         ---------          -------
Outstanding, end of period  .....................                918         $  3,222           157,390          $27,895
                                                         ===========         ========         =========          =======
Options outstanding at end of period consist of:
 Deutsche Marks/British Pounds    ...............                547         $  2,097               566          $ 7,297
 Japanese Yen   .................................                --               --            156,000           10,432
 Swiss Francs/Deutsche Marks   ..................                371            1,125               824           10,166
                                                         -----------         --------         ---------          -------
Outstanding, end of period                                       918         $  3,222           157,390          $27,895
                                                         ===========         ========         =========          =======

At December 31, 1996, the MFS/Foreign & Colonial International Growth and Income Series had sufficient cash and/or securities at least equal to the value of the written options.

                                                               1996 Calls                           1996 Puts
                                                    ------------------------------------ --------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                      of Contracts                         of Contracts
                                                      (000 Omitted)        Premiums       (000 Omitted)        Premiums
                                                    --------------------   -----------   -------------------   ----------
Outstanding, beginning of period --
 Japanese Yen   .................................              --            $   --              30,700          $  4,002
Options written --
 Japanese Yen   .................................           49,000             3,532            798,000            67,599
Options terminated in closing transactions --
 Japanese Yen   .................................          (49,000)           (3,532)          (696,700)          (58,961)
                                                          --------           -------          ---------          --------
Outstanding, end of period  .....................               --           $   --             132,000          $ 12,640
                                                          ========           =======          =========          ========
Options outstanding at end of period consist of:
 Japanese Yen   .................................               --           $   --             132,000          $ 12,640
                                                          --------           -------          ---------          --------
Outstanding, end of period                                      --           $   --             132,000          $ 12,640
                                                          ========           =======          =========          ========

At December 31, 1996, the World Asset Allocation Series had sufficient cash and/or securities at least equal to the value of the written options.

                                                                  1996 Calls                          1996 Puts
                                                      ----------------------------------   -----------------------------------
                                                      Principal Amounts                    Principal Amounts
                                                        of Contracts                         of Contracts
                                                        (000 Omitted)        Premiums       (000 Omitted)         Premiums
                                                      --------------------   -----------   -------------------   -------------
Outstanding, beginning of period --
 Australian Dollars  ..............................                --          $     --               4,117        $  52,769
 Deutsche Marks, British Pounds  ..................             14,174            63,018                --               --
 Italian Lire/Deutsche Marks  .....................         20,486,289           339,510         20,486,289          754,328
 Japanese Yen  ....................................                --                --             637,300           83,116
Options written --
 Australian Dollars  ..............................              3,924            21,265                --               --
 Canadian Dollars    ..............................             12,942            13,284             19,523           58,977
 Deutsche Marks   .................................            122,098           638,525             13,706           37,624
 Deutsche Marks/British Pounds   ..................             70,415           258,724             39,219          608,589
 Italian Lire/Deutsche Marks  .....................         17,955,515           141,008                --               --
 Japanese Yen  ....................................          1,931,684            93,742          1,821,128          118,425
 New Zealand Dollars    ...........................                --                --              10,198           15,165
 Spanish Pesetas/Deutsche Marks  ..................                --                --           1,486,488           36,755
 Swiss Francs/Deutsche Marks  .....................             12,776            38,771             28,241          348,689
Options terminated in closing transactions --
 Australian Dollars  ..............................             (3,924)          (21,265)               --               --
 Deutsche Marks   .................................           (122,098)         (638,525)           (13,706)         (37,624)
 Deutsche Marks/British Pounds   ..................            (28,837)          (97,552)               --               --
 Italian Lire/Deutsche Marks  .....................        (38,441,804)         (480,518)       (20,486,289)        (754,328)
 Japanese Yen  ....................................         (1,931,684)          (93,742)        (1,656,300)        (153,926)
 New Zealand Dollars    ...........................                --                --             (10,198)         (15,165)
Options expired --
 Australian Dollars  ..............................                --                --              (4,117)         (52,769)
 Canadian Dollars    ..............................            (12,942)          (13,284)           (19,523)         (58,977)
 Deutsche Marks/British Pounds   ..................            (37,028)         (152,446)               --               --
 Japanese Yen  ....................................                --                --            (802,128)         (47,615)
 Spanish Pesetas/Deutsche Marks  ..................                --                --          (1,486,488)         (36,755)
                                                          ------------         ---------       ------------        ---------
Outstanding, end of period    .....................             31,500         $ 110,515             67,460        $ 957,278
                                                          ============         =========       ============        =========
Options outstanding at end of period consist of --
 Deutsche Marks/British Pounds   ..................             18,724         $  71,744             39,219        $ 608,589
 Swiss Francs/Deutsche Marks  .....................             12,776            38,771             28,241          348,689
                                                          ------------         ---------       ------------        ---------
                                                                31,500         $ 110,515             67,460        $ 957,278
                                                          ============         =========       ============        =========

At December 31, 1996, the World Governments Series had sufficient cash and/or securities at least equal to the value of the written options.

                                                                  1996 Calls                          1996 Puts
                                                      ----------------------------------   -----------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                      of Contracts                         of Contracts
                                                      (000 Omitted)        Premiums       (000 Omitted)        Premiums
                                                    --------------------   -----------   -------------------   ----------
Outstanding, beginning of period --
 Australian Dollars   ...........................                --          $    --                105          $  1,350
 Deutsche Marks/British Pounds    ...............                479            2,129               --                --
 Italian Lire/Deutsche Marks   ..................            423,930            7,026           423,930            15,610
 Japanese Yen   .................................                --               --             19,450             2,538
Options written --
 Australian Dollars   ...........................                200            1,084               --                --
 Canadian Dollars  ..............................                517              530             1,140             3,480
 Deutsche Marks    ..............................              5,616           28,629             1,030             2,827
 Deutsche Marks/British Pounds    ...............              5,186           19,391             1,807            23,292
 Italian Lire/Deutsche Marks   ..................          1,066,605            8,376               --                --
 Japanese Yen   .................................            187,623           11,402           565,251            44,373
 New Zealand Dollars  ...........................                --               --                842             1,252
 Spanish Pesetas/Deutsche Marks   ...............                --               --             90,296             2,238
 Swiss Francs/Deutsche Marks   ..................              1,194            3,623             2,639            32,577
Options terminated in closing transactions --
 Australian Dollars   ...........................               (200)          (1,084)              --                --
 Deutsche Marks    ..............................             (5,616)         (28,629)           (1,030)           (2,827)
 Deutsche Marks/British Pounds    ...............             (1,426)          (4,665)              --                --
 Italian Lire/Deutsche Marks   ..................         (1,490,535)         (15,402)         (423,930)          (15,610)
 Japanese Yen   .................................           (187,623)         (11,402)         (420,450)          (35,159)
 New Zealand Dollars  ...........................                --               --               (842)           (1,252)
Options expired --
 Australian Dollars   ...........................                --               --               (105)           (1,350)
 Canadian Dollars  ..............................               (517)            (530)           (1,140)           (3,480)
 Deutsche Marks/British Pounds    ...............             (2,492)         (10,161)              --                --
 Japanese Yen   .................................                --               --            (46,251)           (2,746)
 Spanish Pesetas/Deutsche Marks   ...............                --               --            (90,296)           (2,238)
                                                         -----------         --------         ---------          --------
Outstanding, end of period  .....................              2,941         $ 10,317           122,446          $ 64,875
                                                         ===========         ========         =========          ========
Options outstanding at end of period consist of:
 Deutsche Marks/British Pounds    ...............              1,747         $  6,694             1,807          $ 23,292
 Japanese Yen   .................................                --               --            118,000             9,006
 Swiss Francs/Deutsche Marks   ..................              1,194            3,623             2,639            32,577
                                                         -----------         --------         ---------          --------
Outstanding, end of period                                     2,941         $ 10,317           122,446          $ 64,875
                                                         ===========         ========         =========          ========

At December 31, 1996, the World Total Return Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                  Contracts to
Series                       Transaction    Settlement Date      Deliver/Receive
------------------------- -------------- -------------------- ----------------------
MFS/Foreign & Colonial     Sales          2/24/97              BEF        3,898,838
International Growth and
                                          2/07/97              CHF          216,153
Income Series
                                          1/10/97 - 4/21/97    DEM        1,039,234
                                          4/21/97              GBP          157,020
                                          2/24/97              IEP           53,110
                                          2/07/97              ITL    1,818,239,356
                                          1/29/97              JPY       22,289,957
                                          2/03/97              NLG          149,185
                                          2/03/97 - 2/07/97    SEK        2,448,653

                          -----------
                           Purchases      2/07/97 - 4/21/97    CHF          450,493
                                          2/07/97 - 4/21/97    DEM        2,326,982
                                          1/10/97              ITL      108,452,787
                                          1/21/97 - 1/29/97    JPY       80,456,122
                                          2/03/97              NLG          157,605
                                          2/03/97              SEK        1,983,228



                                                              Net Unrealized
                                               Contracts at    Appreciation
Series                   In Exchange for          Value       (Depreciation)
------                   ---------------          -----       --------------
MFS/Foreign & Colonial        $ 127,110         $ 123,414        $  3,696
International Growth and
                                182,621           162,137          20,484
Income Series
                                680,794           679,202           1,592
                                261,757           268,257          (6,500)
                                 85,060            89,967          (4,907)
                              1,191,913         1,194,583          (2,670)
                                201,537           193,365           8,172
                                 91,111            86,583           4,528
                                366,889           359,837           7,052
                              ----------        ----------       --------
                              $3,188,792        $3,157,345       $ 31,447
                              ==========        ==========       ========
                              $ 347,034         $ 339,470        $ (7,564)
                              1,534,823         1,522,298         (12,525)
                                 70,724            71,362             638
                                717,696           697,433         (20,263)
                                 92,582            91,469          (1,113)
                                300,983           291,402          (9,581)
                              ----------        ----------       --------
                              $3,063,842        $3,013,434       $(50,408)
                              ==========        ==========       ========

At December 31, 1996, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded above for the MFS/Foreign & Colonial International Growth and Income Series amounted to a net payable of $11,503 with Bankers Trust, $2,772 with Deutsche Bank, $80,464 with Swiss Bank Corporation International, and a net receivable of $6,354 with Chase Manhattan Bank, $65,179 with First Boston and $33,128 with Merrill Lynch.

                                                                         Contracts to
Series                             Transaction    Settlement Date      Deliver/Receive
------------------------------- -------------- -------------------- ----------------------
World Asset Allocation Series    Sales          2/24/97              BEF        9,434,506
                                                1/10/97 - 4/21/97    DEM        2,781,453
                                                4/21/97              GBP        1,343,005
                                                2/07/97              ITL    1,597,590,182
                                                2/03/97 - 2/07/97    SEK       23,190,459

                                -----------
                                 Purchases      4/21/97              CHF        2,330,657
                                                2/03/97 - 4/21/97    DEM        9,262,010
                                                1/10/97              ITL       92,860,658
                                                2/03/97              NLG           21,331
                                                2/03/97              SEK        2,144,458



                                                                   Net Unrealized
                                                    Contracts at    Appreciation
Series                           In Exchange for      Value       (Depreciation)
------                           ---------------    ------------  --------------
World Asset Allocation Series      $  307,583        $  298,640        $  8,943
                                    1,817,911         1,820,581          (2,670)
                                    2,238,824         2,294,415         (55,591)
                                    1,049,037         1,049,617            (580)
                                    3,512,476         3,407,485         104,991
                                    ----------        ----------       --------
                                   $8,925,831        $8,870,738        $ 55,093
                                    ==========        ==========       ========
                                   $1,757,355        $1,761,743        $  4,388
                                    6,093,692         6,058,700         (34,992)
                                       60,556            61,102             546
                                       12,530            12,380            (150)
                                      325,995           315,092         (10,903)
                                    ----------        ----------       --------
                                   $8,250,128        $8,209,017       $(41,111)
                                    ==========        ==========       ========


At December 31, 1996, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above for the World Asset Allocation Series amounted to a net payable of $15,355 with Bankers Trust, $112,985 with Deutsche Bank, $1,635 with First Boston, $421 with Morgan Stanley Company, $6,225 with Swiss Bank Corporation International, and a net receivable of $9,962 with Chase Manhattan Bank, $8,803 with JP Morgan Securities, and $58,165 with Merrill Lynch.

                                                                     Contracts to
Series                         Transaction    Settlement Date      Deliver/Receive
-------------------------- -------------- -------------------- -----------------------
World Governments Series    Sales          2/07/97              CHF        15,482,518
                                           1/10/97 - 4/21/97    DEM        25,660,160
                                           4/21/97              GBP         5,333,071
                                           2/24/97              IEP         2,447,725
                                           2/07/97              ITL    21,931,152,804
                                           1/29/97              JPY       769,333,019
                                           2/03/97              NLG         5,082,236
                                           4/21/97              NZD         5,759,224
                                           2/03/97 - 2/07/97    SEK        29,963,745

                           -----------
                            Purchases      4/21/97              AUD         4,607,000
                                           2/07/97 - 4/21/97    CHF        10,517,835
                                           1/21/97 - 4/21/97    DEM        58,378,209
                                           2/07/97              DKK        12,192,180
                                           1/10/97 - 2/07/97    ITL     6,942,634,462
                                           1/21/97 - 1/29/97    JPY     1,755,366,199
                                           2/03/97              NLG         5,369,077
                                           2/03/97              SEK         9,946,344



                                                                   Net Unrealized
                                                    Contracts at    Appreciation
Series                           In Exchange for      Value       (Depreciation)
------                           ---------------    ------------  --------------
World Governments Series      $12,669,493       $11,613,468     $  1,056,025
                               16,783,007        16,722,724           60,283
                                8,847,576         9,111,120         (263,544)
                                3,922,731         4,146,379         (223,648)
                               14,403,184        14,408,767           (5,583)
                                6,955,995         6,673,964          282,031
                                3,103,845         2,949,577          154,268
                                4,060,849         4,043,868           16,981
                                4,522,533         4,403,139          119,394
                              ------------      ------------    ------------
                              $75,269,213       $74,073,006     $  1,196,207
                              ============      ============    ============
                              $ 3,661,537       $ 3,653,001     $     (8,536)
                                8,181,373         7,914,374         (266,999)
                               38,545,334        38,152,054         (393,280)
                                2,057,370         2,074,451           17,081
                                4,517,081         4,563,110           46,029
                               15,771,254        15,220,563         (550,691)
                                3,153,967         3,116,051          (37,916)
                                1,505,731         1,461,446          (44,285)
                              ------------      ------------    ------------
                              $77,393,647       $76,155,050     $ (1,238,597)
                              ============      ============    ============

At December 31, 1996, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above for the World Governments Series amounted to a net receivable of $181,698 with Chase Manhattan Bank, $67,369 with Deutsche Bank, $738,258 with First Boston, $409,811 with Merrill Lynch, and a net payable of $806,463 with Bankers Trust and $1,686,686 with Swiss Bank Corporation International.


                                                                      Contracts to
Series                          Transaction    Settlement Date      Deliver/Receive
--------------------------- -------------- -------------------- -----------------------
World Total Return Series    Sales          2/07/97              CHF         1,020,885
                                            1/10/97 - 4/21/97    DEM           711,577
                                            4/21/97              GBP           261,050
                                            2/24/97              IEP           159,449
                                            2/07/97              ITL     1,259,857,851
                                            1/29/97              JPY        72,704,403
                                            2/03/97 - 2/07/97    SEK         3,615,741

                            -----------
                             Purchases      4/21/97              CHF           456,731
                                            2/07/97 - 4/21/97    DEM         4,133,046
                                            1/10/97              ITL       182,806,209
                                            1/21/97 - 1/29/97    JPY       147,753,054
                                            2/03/97              NLG            20,769
                                            2/03/97              SEK         4,815,877



                                                                   Net Unrealized
                                                    Contracts at    Appreciation
Series                           In Exchange for      Value       (Depreciation)
------                           ---------------    ------------  --------------
World Total Return Series       $  769,328       $  765,768       $    3,560
                                   463,594          465,054           (1,460)
                                   435,177          445,982          (10,805)
                                   255,381          270,103          (14,722)
                                   827,255          827,727             (472)
                                   657,364          630,711           26,653
                                   547,176          531,361           15,815
                                -----------      -----------      ----------
                                $3,955,275       $3,936,706          $18,569
                                ===========      ===========      ==========
                                $  344,383       $  345,243       $      860
                                 2,699,126        2,691,637           (7,489)
                                   119,211          120,286            1,075
                                 1,330,045        1,281,085          (48,960)
                                    12,201           12,054             (147)
                                   730,709          707,611          (23,098)
                                -----------      -----------      ----------
                                $5,235,675       $5,157,916       $  (77,759)
                                ===========      ===========      ==========


At December 31, 1996, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above for the World Total Return Series amounted to a net payable of $50,153 with Bankers Trust, $170,168 with Swiss Bank Corporation International, a net receivable of $219 with Chase Manhattan Bank, $27,682 with Deutsche Bank, $27,950 with First Boston, $18,329 with Goldman Sachs, $8,572 with JP Morgan Securities, and $50,148 with Merrill Lynch.

At December 31, 1996, each Series had sufficient cash and/or securities to cover any commitments under these contracts. See page 64 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

7. Restricted Securities

Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At December 31, 1996, High Yield Series, Research Series, Total Return Series, Utilities Series, Value Series, World Asset Allocation Series, World Growth Series and World Total Return Series owned the following restricted securities (consisting of 0.67%, 0.53%, 0.03%, 0.46%, 0.37%, 1.27%, and 0.51%, of the net
assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

Series                                            Description
------------------------------- -----------------------------------------------
High Yield Series                Atlantic Gulf Communities Corp.   ............
                                 Gillett Holdings   ...........................
                                 Merrill Lynch Mortgage Investors, Inc.  ......
                                 Renaissance Cosmetic  ........................
Research Series                  Jarvis Hotels PLC  ...........................
Total Return Series              Merrill Lynch Mortgage Investors, Inc.  ......
Value Series                     Jarvis Hotels PLC  ...........................
World Asset Allocation Series    Hong Leong Finance    ........................
                                 Jarvis Hotels PLC  ...........................
World Growth Series              Hong Leong Finance    ........................
                                 India Gateway Fund Ltd.  .....................
                                 India Gateway Fund Ltd., Warrants ............
                                 International Business Communications
                                  Systems, Inc.  ..............................
                                 Jarvis Hotels PLC  ...........................
                                 Thai Euro Fund  ..............................
World Total Return Series        Hong Leong Finance ...........................
                                 Jarvis Hotels PLC  ...........................



                                    Date of        Shares/
Series                             Acquisition    Par Amount    Cost          Value
------------------------------------------------------------------------------------
High Yield Series                   9/25/95            30     $    --       $     129
                                   10/09/92         9,414         89,600      357,732
                                    6/22/94       500,000        346,562      420,313
                                                      525        525,000      530,250
                                                               ----------   ----------
                                                              $  961,162    $1,308,424
                                                               ==========   ==========
Research Series                     6/21/96       627,700     $1,682,337    $1,731,355
                                                               ==========   ==========
Total Return Series                 6/22/94       514,000     $  356,266    $ 432,081
                                                               ==========   ==========
Value Series                        7/23/96        27,600     $   71,640    $  76,128
                                                               ==========   ==========
World Asset Allocation Series      12/23/96         5,000     $   17,654    $  17,372
                                    7/02/96        96,500        248,255      266,171
                                                               ----------   ----------
                                                              $  265,909    $ 283,543
                                                               ==========   ==========
World Growth Series                11/01/96        51,000     $  158,754    $ 177,195
                                    6/02/94        34,925        286,668      157,162
                                    6/02/94         4,000            --           --
                                    8/29/95        12,600        124,992      124,990
                                    6/21/96       477,600      1,262,376    1,317,338
                                   10/18/96        27,000        704,500      803,790
                                                               ----------   ----------
                                                              $2,537,290   $2,580,475
                                                               ==========   ==========
World Total Return Series           9/19/95         3,000          9,172       10,423
                                    6/21/96        65,900     $  173,898    $ 181,769
                                                               ----------   ----------
                                                              $  183,070    $ 192,192
                                                               ==========   ==========

8. Acquisition

At the close of business on December 18, 1996, the Money Market Series acquired all of the assets and liabilities of Sun Growth Variable Annuity Fund, Inc. The acquisition was accomplished by a tax free exchange of 666,549 shares of the Money Market Series (valued at $666,549) for 172,642 shares of Sun Growth Variable Annuity Fund's net assets on that date ($666,549), which were combined with those of the Money Market Series. The aggregate net assets of the Money Market Series after the acquisition were $409,110,729.

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS/Sun Life Series Trust as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 7, 1997

                 ---------------------------------------------
The MFS/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded or accompanied by the current prospectus for the MFS/Sun Life Series Trust and any product being offered.

MFS/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees
JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole,
Boston, Massachusetts

GEOFFREY CROFTS, Trustee
Professor Emeritus, University of Hartford,
Hartford, Connecticut

DAVID D. HORN*, Trustee
Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Trustee
Chairman, Retired, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
Vice Chairman, Retired, The Gillette Company,
Boston, Massachusetts

Officers

W. THOMAS LONDON+, Treasurer
JAMES O. YOST+, Assistant Treasurer
STEPHEN E. CAVAN+, Secretary and Clerk
JAMES R. BORDEWICK+, Assistant Secretary
Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741
Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875
Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617
Portfolio Managers+

JOHN W. BALLEN
ARNAB K. BANERJI
STEPHEN C. BRYANT
DAVID M. CALABRO
JAMES J. CALMAS
MITCHELL D. DYNAN
KENNETH J. ENRIGHT
RICHARD O. HAWKINS
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
KEVIN R. PARKE
ATUL PATEL
JUNE SCOTT
BERNARD SCOZZAFAVA
MAURA S. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)
TONY THOMSON
The Research Committee
IAN K. WRIGHT

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser. SUN-2 2/97 185M